UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR/A
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-03290
Name of Fund: BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
BlackRock Basic Value V.I. Fund
BlackRock Fundamental Growth V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock Global Growth V.I. Fund
BlackRock Government Income V.I. Fund
BlackRock High Income V.I. Fund
BlackRock International Value V.I. Fund
BlackRock Large Cap Core V.I. Fund
BlackRock Large Cap Growth V.I. Fund
BlackRock Large Cap Value V.I. Fund
BlackRock Money Market V.I. Fund
BlackRock S&P 500 Index V.I. Fund
BlackRock Total Return V.I. Fund
BlackRock Utilities and Telecommunications V.I. Fund
BlackRock Value Opportunities V.I. Fund
Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Variable Series Funds, Inc., 55 East 52nd Street, New York, NY 10055.
Registrant’s telephone number, including area code: (800) 456-4587
Date of fiscal year end: 12/31/2009
Date of reporting period: 12/31/2009
EXPLANATORY NOTE
          The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2009, originally filed with the Securities and Exchange Commission on March 9, 2010 (Accession Number 0000950123-10-022507).
          The Class III Shares of each of BlackRock Fundamental Growth V.I. Fund, the BlackRock Total Return V.I. Fund and the BlackRock Utilities and Telecommunications V.I. Fund, each a series of BlackRock Variable Series Funds, Inc., will be re-opened to new investors effective May 1, 2010.

Item 1 — Report to Stockholders

BlackRock Variable

Series Funds, Inc.

Annual Report
December 31, 2009

Dear Shareholder

In 2009, investors worldwide witnessed a seismic shift in market sentiment as the fear and pessimism that characterized 2008 were replaced by guarded optimism. The single most important reason for this change was the swing from a deep global recession to the beginnings of a global recovery.

At the outset of the year, markets were still reeling from 2008’s nearly unprecedented global financial and economic meltdown. The looming threat of further collapse in global markets prompted stimulus packages and central bank interventions on an extraordinary scale worldwide. Ultimately, these actions helped stabilize the financial system, and the economic contraction began to abate.

Stocks fell sharply to start 2009 as investor confidence remained low on fears of an economic depression. After touching their lows in March, stocks galloped higher as massive, coordinated global monetary and fiscal stimulus began to reflate world economies. Sidelined cash poured into the markets, triggering a dramatic and steep upward rerating of stocks and other risk assets. The financial sector and low-quality securities that had been battered most in the downturn enjoyed the sharpest recovery. The experience in international markets was similar to that seen in the United States. European stocks slightly edged out other developed markets for the year, but emerging markets were the clear winners in 2009. To some extent, this outperformance reflected the stronger recoveries in emerging economies and corporate earnings, but emerging market stocks also saw significant expansion in valuations.

The improvement in the economic backdrop was reflected in fixed income markets as well, where non-Treasury assets made a robust recovery. One of the major themes for 2009 was the reversal of the flight-to-quality trade seen in 2008. As investors grew more comfortable with risk, high yield finished the year as the strongest-performing fixed income sector in both the taxable and tax-exempt space. Overall, the municipal market made a strong showing, outpacing most taxable sectors. Despite fundamental challenges, the technical picture remained supportive of the asset class. Municipal fund inflows had a record-setting year; investor expectations of higher taxes boosted demand; and the Build America Bonds program was deemed a success, adding $65 billion of taxable supply to the municipal marketplace in 2009. Notably, the program has alleviated tax-exempt supply pressure and attracted the attention of a global audience.

All told, the rebound in sentiment and global market conditions propelled virtually every major benchmark index into positive territory for both the 6- and 12-month periods, with the notable exception of Treasury bonds, which were negatively affected by rising long-term rates.

Total Returns as of December 31, 2009

	6-month	12-month

US equities (S&P 500 Index)	22.59%	26.46%
Small cap US equities (Russell 2000 Index)	23.90	27.17
International equities (MSCI Europe, Australasia, Far East Index)	22.07	31.78
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.06)	(9.71)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	3.95	5.93
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.10	12.91
High yield bonds	21.27	58.76
(Barclays Capital US Corporate High Yield 2% Issuer Capped Index)

*	Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment improved dramatically in the past year, but uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.346 trillion in assets* and offers clients a full complement of worldwide active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares platform of exchange traded funds.

*	Data is as of December 31, 2009.

THIS PAGE NOT A PART OF YOUR FUND REPORT

BlackRock Balanced Capital V.I. Fund

Annual Report
December 31, 2009

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	Stocks outperformed bonds during the 12-month period. In this environment, the Fund underperformed its blended benchmark, a 60%/40% blend of the Russell 1000 Index and the Barclays Capital US Aggregate Bond Index, respectively.

What factors influenced performance?

•	Though aggregate performance by the Fund’s underlying managers was additive, performance by our equity manager was a significant detractor for the year. The majority of equity underperformance occurred in the second quarter of 2009. Overall, the equity segment’s high-quality bias was a hindrance in a market that experienced a dramatic reversal of risk aversion. Financial companies battered by the credit crisis and consumer discretionary companies burned by a fall-off in consumer spending significantly outperformed more defensive areas, such as energy, health care and consumer staples. The market favored lower-quality, higher-beta stocks, a segment of the market in which the equity segment was underweight.

•	On the positive side, allocation decisions between equities and fixed income were additive over the course of the year. The Fund was overweight in equities by approximately 3% to 4%. Additionally, performance by the Fund’s underlying fixed income manager was a large contributor. The fixed income segment outperformed as a result of its non-index allocation to non-agency mortgages and overweight positions in commercial mortgage-backed securities, asset-backed securities and investment-grade corporate debt. Yield curve positioning throughout the year also aided returns.

Describe recent portfolio activity.

•	There were no allocation changes made to the Fund in 2009.

Describe Fund positioning at period end.

•	At the end of the period, the Fund was overweight relative to the blended benchmark in equities at 65% of net assets and underweight in fixed income at 35% of net assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests in a balanced portfolio of fixed income and equity securities.

[2]	Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

[3]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds rated BBB or better, mortgages and US Treasury and Government agency issues with at least one year to maturity.

[4]	This unmanaged index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[5]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000 Index (60%) and Barclays Capital US Aggregate Bond Index (40%).

Performance Summary as of December 31, 2009

	6-Month	Average Annual Total Returns
	Total Returns[7]	1 Year[7]	5 Years[7]	10 Years[7]

Class I Shares[6]	16.62%	17.93%	1.23%	0.99%

Barclays Capital US Aggregate Bond Index	3.95	5.93	4.97	6.33

Russell 1000 Index	23.11	28.43	0.79	(0.49)

60% Russell 1000 Index/40% Barclays Capital US Aggregate Bond Index	15.18	19.50	2.77	2.55

[6]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[7]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results.

3

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Fund Information as of December 31, 2009

Percent of
Portfolio Composition	Long-Term Investments

Common Stocks	55%
U.S. Government Sponsored Agency Securities	23
Corporate Bonds	7
Non-Agency Mortgage-Backed Securities	5
U.S. Treasury Obligations	4
Asset-Backed Securities	3
Foreign Agency Obligations	1
Taxable Municipal Bonds	1
Preferred Securities	1

4

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and Net Asset Value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through borrowings or by entering into reverse repurchase agreements and dollar rolls.

In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund will benefit from the incremental net income.

Furthermore, the value of the Fund’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage and may reduce investment income.
Derivative Financial Instruments

The Fund may invest in various derivative instruments, including swaps, options, financial futures contracts and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

5

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	July 1, 2009	December 31, 2009	During the Period	July 1, 2009	December 31, 2009	During the Period

	Including Interest Expense

Class I	$1,000	$1,166.20	$6.01[1]	$1,000	$1,019.65	$5.60[1]

	Excluding Interest Expense

Class I	$1,000	$1,166.20	$5.95[3]	$1,000	$1,019.71	$5.55[3]

[1]	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

[3]	Expenses are equal to the Fund’s annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

6

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 3.1%
L-3 Communications Holdings, Inc.	2,600	$226,070
Lockheed Martin Corp.	3,300	248,655
Northrop Grumman Corp.	4,400	245,740
Raytheon Co.	4,800	247,296

		967,761

Beverages — 0.1%
The Coca-Cola Co.	600	34,200

Biotechnology — 1.0%
Amgen, Inc. (a)	5,600	316,792

Capital Markets — 1.2%
The Goldman Sachs Group, Inc.	2,200	371,448

Chemicals — 0.7%
CF Industries Holdings, Inc.	1,900	172,482
Celanese Corp., Series A	1,800	57,780

		230,262

Commercial Banks — 0.2%
Wells Fargo & Co.	1,700	45,883

Communications Equipment — 0.2%
Cisco Systems, Inc. (a)	2,600	62,244

Computers & Peripherals — 3.0%
Apple, Inc. (a)	700	147,602
Hewlett-Packard Co.	500	25,755
International Business Machines Corp.	4,100	536,690
Western Digital Corp. (a)	5,300	233,995

		944,042

Construction & Engineering — 0.3%
URS Corp. (a)	1,900	84,588

Containers & Packaging — 0.2%
Sonoco Products Co.	2,300	67,275

Diversified Financial Services — 0.4%
Bank of America Corp.	2,500	37,650
JPMorgan Chase & Co.	2,100	87,507

		125,157

Diversified Telecommunication Services — 3.6%
AT&T Inc.	18,900	529,767
Qwest Communications International Inc.	48,800	205,448
Verizon Communications, Inc.	11,700	387,621

		1,122,836

Electric Utilities — 0.1%
Edison International	1,200	41,736

Electronic Equipment, Instruments & Components — 0.6%
Ingram Micro, Inc., Class A (a)	10,300	179,735

Energy Equipment & Services — 5.6%
Atwood Oceanics, Inc. (a)	4,000	143,400
Diamond Offshore Drilling, Inc.	2,100	206,682
Ensco International Plc — ADR	4,900	195,706
FMC Technologies, Inc. (a)	4,100	237,144
Helmerich & Payne, Inc.	4,000	159,520
Nabors Industries Ltd. (a)	10,100	221,089
National Oilwell Varco, Inc.	5,300	233,677
Oceaneering International, Inc. (a)	2,100	122,892
Rowan Cos., Inc.	2,900	65,656
Tidewater, Inc.	3,900	187,005

		1,772,771

Food & Staples Retailing — 0.1%
Wal-Mart Stores, Inc.	400	21,380

Food Products — 0.2%
Archer-Daniels-Midland Co.	1,800	56,358

Gas Utilities — 0.2%
Atmos Energy Corp.	1,900	55,860

Health Care Providers & Services — 9.4%
Aetna, Inc.	7,100	225,070
AmerisourceBergen Corp.	8,500	221,595
Cardinal Health, Inc.	7,400	238,576
Community Health Systems, Inc. (a)	6,000	213,600
Humana, Inc. (a)	4,700	206,283
LifePoint Hospitals, Inc. (a)	6,000	195,060
Lincare Holdings, Inc. (a)	5,900	219,008
McKesson Corp.	4,000	250,000
Medco Health Solutions, Inc. (a)	4,300	274,813
Omnicare, Inc.	6,700	162,006
Quest Diagnostics, Inc.	3,500	211,330
UnitedHealth Group, Inc.	9,000	274,320
Universal Health Services, Inc., Class B	800	24,400
WellPoint, Inc. (a)	4,400	256,476

		2,972,537

Household Durables — 0.1%
Garmin Ltd.	1,300	39,910

Household Products — 1.2%
Kimberly-Clark Corp.	3,900	248,469
The Procter & Gamble Co.	2,200	133,386

		381,855

IT Services — 2.9%
Cognizant Technology Solutions Corp. (a)	5,200	235,560
Computer Sciences Corp. (a)	4,100	235,873
Hewitt Associates, Inc., Class A (a)	5,000	211,300
The Western Union Co.	11,600	218,660

		901,393

Independent Power Producers & Energy Traders — 0.5%
The AES Corp. (a)	5,700	75,867
NRG Energy, Inc. (a)	3,700	87,357

		163,224

Industrial Conglomerates — 0.4%
General Electric Co.	7,600	114,988

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	RB	Revenue Bonds
EUR	Euro	STRIPS	Separately Traded Registered Interest and Principal Securities
GO	General Obligation Bonds	USD	US Dollar
LIBOR	London Inter-Bank Offered Rate

See Notes to Financial Statements.

7

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

Insurance — 2.1%
Chubb Corp.		4,600	$226,228
The Travelers Cos., Inc.		4,900	244,314
UnumProvident Corp.		9,300	181,536

			652,078

Internet Software & Services — 0.2%
Google, Inc., Class A (a)		100	61,998

Machinery — 1.0%
Joy Global, Inc.		4,100	211,519
Lincoln Electric Holdings, Inc.		1,800	96,228

			307,747

Metals & Mining — 0.8%
Commercial Metals Co.		3,600	56,340
Walter Industries, Inc.		2,700	203,337

			259,677

Multiline Retail — 2.5%
JCPenney Co., Inc.		1,700	45,237
Macy’s, Inc.		13,600	227,936
Nordstrom, Inc.		5,900	221,722
Target Corp.		5,900	285,383

			780,278

Oil, Gas & Consumable Fuels — 6.1%
Chevron Corp.		1,300	100,087
ConocoPhillips		6,800	347,276
El Paso Corp.		6,000	58,980
Exxon Mobil Corp.		6,200	422,778
Marathon Oil Corp.		7,700	240,394
Peabody Energy Corp.		5,200	235,092
Tesoro Corp.		12,700	172,085
Williams Cos., Inc.		4,300	90,644
XTO Energy, Inc.		5,500	255,915

			1,923,251

Paper & Forest Products — 1.0%
International Paper Co.		8,700	232,986
MeadWestvaco Corp.		3,200	91,616

			324,602

Personal Products — 1.3%
The Estée Lauder Cos., Inc., Class A		4,400	212,784
Herbalife Ltd.		4,900	198,793

			411,577

Pharmaceuticals — 3.9%
Endo Pharmaceuticals Holdings, Inc. (a)		8,200	168,182
Forest Laboratories, Inc. (a)		7,400	237,614
Johnson & Johnson		8,500	547,485
Pfizer, Inc.		3,601	65,502
Watson Pharmaceuticals, Inc. (a)		5,600	221,816

			1,240,599

Professional Services — 0.6%
Manpower, Inc.		3,600	196,488

Semiconductors & Semiconductor Equipment — 0.8%
Texas Instruments, Inc.		10,000	260,600

Software — 5.1%
BMC Software, Inc. (a)		5,500	220,550
CA, Inc.		9,800	220,108
Compuware Corp. (a)		24,400	176,412
Microsoft Corp.		21,800	664,682
Oracle Corp.		13,100	321,474

			1,603,226

Specialty Retail — 3.4%
Advance Auto Parts, Inc.		5,300	214,544
The Gap, Inc.		10,100	211,595
Limited Brands, Inc.		11,600	223,184
Ross Stores, Inc.		4,700	200,737
TJX Cos., Inc.		6,200	226,610

			1,076,670

Tobacco — 1.9%
Lorillard, Inc.		2,900	232,667
Philip Morris International, Inc.		7,800	375,882

			608,549

Total Common Stocks — 66.0%			20,781,575

Fixed Income Securities

	Par
Asset-Backed Securities	(000)

ACE Securities Corp., Series 2005-ASP1, Class M1, 0.91%, 9/25/35 (b)	USD	100	21,000
American Express Issuance Trust, Series 2008-2, Class A, 4.02%, 1/18/11		105	105,448
Bank of America Auto Trust, Series 2009-2A, Class A2, 1.16%, 2/15/12 (c)		80	80,194
Chase Issuance Trust Series, 2009-A7, Class A7, 0.68%, 9/17/12 (b)		110	110,131
Countrywide Asset-Backed Certificates (b):
Series 2004-5, Class A, 0.68%, 10/25/34		15	11,643
Series 2004-13, Class AF4, 4.58%, 1/25/33		39	34,652
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	37	53,729
Irwin Home Equity Corp., Series 2005-C, Class 1A1, 0.49%, 4/25/30 (b)	USD	4	4,240
Lehman XS Trust Series, 2005-5N, Class 3A2, 0.59%, 11/25/35 (b)		37	12,740
MBNA Credit Card Master Note Trust, Series 2006-A2, Class A2, 0.29%, 6/15/15 (b)		70	68,047
Morgan Stanley ABS Capital I, Series 2005-HE1, Class A2MZ, 0.53%, 12/25/34 (b)		8	6,265
Morgan Stanley Home Equity Loans, Series 2007-2, Class A1, 0.33%, 4/25/37 (b)		71	63,017
New Century Home Equity Loan, Trust Series, 2005-2 Class A2MZ, 0.49%, 6/25/35 (b)		21	16,055
Residential Asset Mortgage Products, Inc., Series 2005-RS3, Class AI2, 0.40%, 3/25/35 (b)		1	742
SLM Student Loan Trust (b):
Series 2005-4, Class A2, 0.36%, 4/26/21		30	29,754
Series 2008-5, Class A2, 1.38%, 10/25/16		120	121,837
Series 2008-5, Class A4, 1.98%, 7/25/23		100	104,509

See Notes to Financial Statements.

8

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)		Value

Structured Asset Investment Loan Trust (b):
Series 2003-BC6, Class M1, 1.36%, 7/25/33	USD	123	$80,652
Series 2003-BC7, Class M1, 1.36%, 7/25/33		103	76,275
Series 2004-8, Class M4, 1.23%, 9/25/34		23	3,121
Structured Asset Securities Corp., Series 2004-23XS, Class 2A1, 0.53%, 1/25/35 (b)		28	16,898

Total Asset-Backed Securities — 3.2%			1,020,949

Corporate Bonds

Aerospace & Defense — 0.0%
Honeywell International, Inc., 5.70%, 3/15/36		10	10,261
L-3 Communications Corp., Series B, 6.38%, 10/15/15		2	2,008

			12,269

Air Freight & Logistics — 0.0%
United Parcel Service, Inc., 6.20%, 1/15/38		5	5,543

Airlines — 0.0%
American Airlines, Inc., Series 2003-1, 3.86%, 1/09/12		15	13,976

Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12 (c)		100	100,468

Building Products — 0.0%
Masco Corp., 7.13%, 8/15/13		10	10,409

Capital Markets — 0.8%
The Bank of New York Mellon Corp., 4.30%, 5/15/14		55	57,885
The Goldman Sachs Group, Inc., 5.25%, 10/15/13		35	37,170
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (a)(d)		25	8
Morgan Stanley:
0.53%, 1/09/12 (b)		50	49,434
4.20%, 11/20/14		100	100,070

			244,567

Chemicals — 0.1%
Huntsman International LLC:
7.88%, 11/15/14		20	19,550
7.38%, 1/01/15		5	4,800
NOVA Chemicals Corp.:
6.50%, 1/15/12		5	5,025
3.65%, 11/15/13 (b)		10	9,150

			38,525

Commercial Banks — 0.4%
Corporacion Andina de Fomento, 6.88%, 3/15/12		50	53,585
Eksportfinans ASA:
3.00%, 11/17/14		50	49,235
5.50%, 5/25/16		25	26,935
Royal Bank of Scotland Group Plc, 2.63%, 5/11/12 (c)		10	10,143

			139,898

Communications Equipment — 0.1%
Cisco Systems, Inc., 4.45%, 1/15/20	USD	25	24,525

Consumer Finance — 0.1%
SLM Corp., 5.13%, 8/27/12		25	23,437

Containers & Packaging — 0.1%
Ball Corp.:
7.13%, 9/01/16		10	10,250
7.38%, 9/01/19		10	10,275

			20,525

Diversified Financial Services — 0.1%
General Electric Capital Corp., 6.15%, 8/07/37		25	23,608

Diversified Telecommunication Services — 0.6%
AT&T, Inc., 6.50%, 9/01/37		75	77,737
GTE Corp., 6.84%, 4/15/18		50	54,773
Qwest Communications International, Inc.:
7.50%, 2/15/14		5	5,019
Series B, 7.50%, 2/15/14		5	5,019
Qwest Corp., 8.88%, 3/15/12		5	5,375
Telefonica Emisiones SAU, 4.95%, 1/15/15		25	26,723

			174,646

Electric Utilities — 0.2%
Florida Power & Light Co., 5.95%, 2/01/38		25	26,263
Massachusetts Electric Co., 5.90%, 11/15/39 (c)		15	15,230
Southern California Edison Co., 5.63%, 2/01/36		6	6,028

			47,521

Food Products — 0.1%
Kraft Foods, Inc., 6.50%, 8/11/17		35	37,977

Hotels, Restaurants & Leisure — 0.1%
American Real Estate Partners LP, 7.13%, 2/15/13		5	5,100
Wendy’s International, Inc., 6.25%, 11/15/11		20	20,700

			25,800

Household Durables — 0.5%
Centex Corp., 5.13%, 10/01/13		41	41,717
D.R. Horton, Inc.:
6.88%, 5/01/13		30	30,675
6.13%, 1/15/14		40	39,900
5.63%, 9/15/14		10	9,675
KB Home, 6.38%, 8/15/11		6	6,000
Lennar Corp. Series B, 5.60%, 5/31/15		15	13,744
Pulte Homes, Inc., 5.20%, 2/15/15		10	9,325
Ryland Group, Inc., 5.38%, 5/15/12		10	10,150
Toll Brothers Finance Corp., 4.95%, 3/15/14		10	9,741

			170,927

IT Services — 0.2%
First Data Corp., 9.88%, 9/24/15		25	23,312
Sabre Holdings Corp., 8.35%, 3/15/16		40	36,450

			59,762

Independent Power Producers & Energy Traders — 0.1%
TXU Corp., 5.55%, 11/15/14		45	31,914

See Notes to Financial Statements.

9

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Insurance — 0.3%
Hartford Life Global Funding Trusts, 0.43%, 6/16/14 (b)	USD	50	$45,362
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (c)		25	26,457
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (c)		15	15,506

			87,325

Internet & Catalog Retail — 0.1%
Expedia, Inc., 7.46%, 8/15/18		30	32,737

Media — 1.0%
Clear Channel Worldwide Holdings, Inc.,
9.25%, 12/15/17 (c)		35	35,980
Comcast Corp.:
5.85%, 1/15/10		50	50,056
6.45%, 3/15/37		30	30,932
Cox Communications, Inc., 7.13%, 10/01/12		30	33,325
News America, Inc.:
6.40%, 12/15/35		40	41,074
6.75%, 1/09/38		85	88,172
Time Warner Cable, Inc., 5.85%, 5/01/17		20	21,013

			300,552

Multi-Utilities — 0.1%
Xcel Energy, Inc., 6.50%, 7/01/36		20	21,069

Oil, Gas & Consumable Fuels — 1.2%
BP Capital Markets Plc, 3.13%, 3/10/12		45	46,352
Cenovus Energy, Inc., 6.75%, 11/15/39 (c)		30	32,702
Chevron Corp., 3.95%, 3/03/14		30	31,321
ConocoPhillips, 4.60%, 1/15/15		50	53,099
Kinder Morgan Finance Co. ULC, 5.35%, 1/05/11		20	20,200
Kinder Morgan, Inc., 6.50%, 9/01/12		5	5,200
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		25	25,028
Motiva Enterprises LLC, 5.20%, 9/15/12 (c)		60	61,652
Petrobras International Finance Co.:
5.88%, 3/01/18		5	5,042
5.75%, 1/20/20		55	55,951
Shell International Finance BV, 4.00%, 3/21/14		50	52,177
Tennessee Gas Pipeline Co., 7.00%, 10/15/28		5	5,330

			394,054

Pharmaceuticals — 0.7%
Eli Lilly & Co.:
3.55%, 3/06/12		20	20,814
7.13%, 6/01/25		5	5,819
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13		25	26,836
Merck & Co., Inc., 4.00%, 6/30/15		50	52,142
Pfizer, Inc., 5.35%, 3/15/15		70	76,503
Roche Holdings Inc. (c):
2.26%, 2/25/11 (b)		10	10,211
5.00%, 3/01/14		25	26,746
Wyeth, 6.00%, 2/15/36		10	10,446

			229,517

Real Estate Investment Trusts (REITs) — 0.0%
iStar Financial, Inc., 5.65%, 9/15/11	USD	10	7,350

Road & Rail — 0.0%
The Hertz Corp., 8.88%, 1/01/14		5	5,112

Software — 0.1%
Oracle Corp., 5.75%, 4/15/18		20	21,624

Wireless Telecommunication Services — 0.7%
CellCo.Partnership:
3.75%, 5/20/11		110	113,428
8.50%, 11/15/18		50	62,019
Vodafone Group Plc, 4.15%, 6/10/14		50	51,439

			226,886

Total Corporate Bonds — 8.0%			2,532,523

Foreign Agency Obligations

Bundesrepublik Deutschland Series 08, 4.75%, 7/04/40	EUR	180	286,075
Japan Finance Corp., 2.00%, 6/24/11	USD	30	30,362
Kreditanstalt fuer Wiederaufbau, 2.75%, 10/21/14		65	64,270
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13		5	5,272
Series E, 5.25%, 7/02/12		15	16,206
Series E, 4.38%, 1/15/13		10	10,551
Series E, 4.00%, 2/02/15		10	10,384
Mexico Government International Bond, 6.38%, 1/16/13		15	16,575
Province of Ontario, Canada:
4.10%, 6/16/14		40	41,745
Series 1, 1.88%, 11/19/12		40	39,737

Total Foreign Agency Obligations — 1.7%			521,177

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 3.2%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 3A1, 5.36%, 8/25/35 (b)		270	230,808
CitiMortgage Alternative Loan Trust, Series 2007-A8, Class A1, 6.00%, 10/25/37		84	56,717
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.43%, 4/25/46 (b)		17	8,053
Series 2006-0A5, Class 3A1, 0.43%, 4/25/46 (b)		37	17,176
Series 2007-J3, Class A10, 6.00%, 7/25/37		89	65,047
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 5.50%, 8/25/35 (b)		26	22,196
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.03%, 11/25/34 (b)		13	11,180
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 2A1, 5.71%, 4/25/37 (b)		114	73,239

See Notes to Financial Statements.

10

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
Non-Agency Mortgage-Backed Securities	(000)		Value

Collateralized Mortgage Obligations (concluded)

Structured Asset Securities Corp., Series 2005-GEL2, Class A, 0.51%, 4/25/35 (b)	USD	10	$8,204
WaMu Mortgage Pass-Through Certificates (b):
Series 2006-AR18, Class 1A1, 5.28%, 1/25/37		65	47,487
Series 2007-0A4, Class 1A, 1.31%, 5/25/47		21	11,637
Series 2007-0A5, Class 1A, 1.29%, 6/25/47		21	10,560
Wells Fargo Mortgage Backed Securities Trust (b):
Series 2005-AR15, Class 2A1, 5.11%, 9/25/35		187	169,201
Series 2006-AR2, Class 2A5, 5.02%, 3/25/36		182	146,804
Series 2006-AR3, Class A4, 5.71%, 3/25/36		117	86,090
Series 2006-AR12, Class 2A1, 6.10%, 9/25/36		27	22,523
Series 2006-AR17, Class A1, 5.33%, 10/25/36		46	34,422

			1,021,344

Commercial Mortgage-Backed Securities — 3.3%
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3, 5.09%, 7/10/37 (b)		40	40,790
GE Capital Commercial Mortgage Corp., Series 2001-2, Class A4, 6.29%, 8/11/33		170	176,769
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class AAB, 4.70%, 12/10/41		200	201,966
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A4, 4.76%, 6/10/36		170	170,725
JPMorgan Chase Commercial Mortgage Securities Corp., Class A4 (b):
Series 2006-CB15, 5.81%, 6/12/43		250	240,585
Series 2006-LDP7, 5.87%, 4/15/45		115	110,819
Morgan Stanley Capital I, Class A2 (b):
Series 2006-IQ11, 5.69%, 10/15/42		30	30,583
Series 2007-HQ12, 5.63%, 4/12/49		25	25,249
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A3, 5.21%, 10/15/44 (b)		40	40,543

			1,038,029

Total Non-Agency Mortgage-Backed Securities — 6.5%			2,059,373

Taxable Municipal Bonds

The Board of Trustees of The Leland Stanford Junior University, 4.25%, 5/01/16		15	15,426
Chicago Metropolitan Water Reclamation District-Greater Chicago Illinois, GO, Build America Bonds, 5.72%, 12/01/38		15	15,041
Dallas Area Rapid Transit, RB, Build America Bonds, 6.00%, 12/01/44	USD	10	10,268
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		25	27,916
New York State Dormitory Authority, RB, Build America Bonds, 5.63%, 3/15/39		25	23,860
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		15	14,913
State of California, GO:
Build America Bonds, 7.30%, 10/01/39		25	23,627
Various Purpose, Series 3, 5.45%, 4/01/15		75	75,438
State of Texas, GO, Build America Bonds, 5.52%, 4/01/39		45	43,893

Total Taxable Municipal Bonds — 0.8%			250,382

U.S. Government Sponsored Agency Securities

Agency Obligations — 1.0%
Fannie Mae, 2.63%, 11/20/14		65	64,496
Freddie Mac, 1.13%, 12/15/11		180	179,441
Tennessee Valley Authority, 5.25%, 9/15/39		60	59,451

			303,388

Collateralized Mortgage Obligations — 0.8%
Fannie Mae Trust, Series 2006-9, Class DA, 5.50%, 7/25/25		23	23,926
Freddie Mac Multiclass Certificates, Class VA:
Series 3068, 5.50%, 10/15/16		55	58,428
Series 3087, 5.50%, 3/15/15		150	158,413

			240,767

Federal Deposit Insurance Corporation Guaranteed — 2.4%
Citibank NA:
1.38%, 8/10/11		200	200,530
1.75%, 12/28/12		75	74,340
Citigroup Funding, Inc.:
2.13%, 7/12/12		50	50,386
1.88%, 10/22/12		100	99,622
General Electric Capital Corp.:
2.25%, 3/12/12		50	50,725
2.00%, 9/28/12		50	50,065
2.13%, 12/21/12		140	140,130
2.63%, 12/28/12		100	101,841

			767,639

Interest Only Collateralized Mortgage Obligations — 0.0%
Ginnie Mae Trust, Series 2009-26 Class SC, 6.17%, 1/16/38		94	11,964

Mortgage-Backed Securities — 23.1%
Fannie Mae Mortgage-Backed Securities:
4.00%, 12/01/14-1/01/40 (e)		200	197,203
4.50%, 1/15/25-1/15/40 (e)		1,324	1,324,861
4.84%, 8/01/38 (b)		82	86,480
5.00%, 1/01/23-1/15/40 (e)		1,170	1,202,758
5.50%, 1/15/25-1/15/40 (e)		1,718	1,803,298
6.00%, 12/01/31-1/15/40 (e)		726	773,070
6.50%, 1/15/40 (e)		200	214,188

See Notes to Financial Statements.

11

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
U.S. Government Sponsored Agency Securities	(000)			Value

Mortgage-Backed Securities (concluded)

Freddie Mac Mortgage-Backed Securities (e):
5.00%, 2/01/22-1/15/40	USD	184		$189,848
5.50%, 1/15/24-11/01/38		197		207,251
6.00%, 6/01/35-1/15/40		992		1,052,994
Ginnie Mae Mortgage-Backed Securities (e):
5.00%, 1/15/40		100		102,828
6.50%, 1/15/40		100		106,313

				7,261,092

Total U.S. Government Sponsored Agency Securities — 27.3%				8,584,850

U.S. Treasury Obligations

U.S. Treasury Bonds:
7.25%, 5/15/16		140		173,305
8.13%, 8/15/19 (m)		275		370,133
7.13%, 2/15/23		50		64,125
U.S. Treasury Notes:
3.38%, 11/15/19 (m)		550		529,034
5.25%, 2/15/29		100		108,344
3.50%, 2/15/39 (f)(m)		215		176,098
4.25%, 5/15/39		20		18,763
4.50%, 8/15/39		100		97,734
U.S. Treasury STRIPS, 4.65%, 8/15/20 (g)		215		136,785

Total U.S. Treasury Obligations — 5.3%				1,674,321

Total Fixed Income Securities — 52.8%				16,643,575

Preferred Securities

Capital Trusts

Capital Markets — 0.0%
Credit Suisse Guernsey Ltd., 5.86% (b)(h)		5		4,350

Diversified Financial Services — 0.3%
General Electric Capital Corp., 6.38%, 11/15/67 (b)		35		30,362
JPMorgan Chase & Co., 7.90% (b)(h)		50		51,573
JPMorgan Chase Capital XXV, 6.80%, 10/01/37		20		19,871

				101,806

Insurance — 0.5%
Chubb Corp., 6.38%, 3/29/67 (b)		25		23,250
Lincoln National Corp., 7.00%, 5/17/66 (b)		25		20,750
MetLife, Inc., 6.40%, 12/15/36		45		39,375
Progressive Corp., 6.70%, 6/15/37 (b)		35		30,970
The Travelers Cos., Inc., 6.25%, 3/15/37 (b)		25		22,775

				137,120

Total Preferred Securities — 0.8%				243,276

Total Long-Term Investments (Cost — $35,284,843) — 119.6%				37,668,426

Short-Term Securities	Shares			Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (i)(j)		195,860		$195,860

Total Short-Term Securities (Cost — $195,860) — 0.6%				195,860

Options Purchased	Contracts (k)

Over-the-Counter Call Swaptions Purchased — 0.2%
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, Expires 2/25/10, Broker Morgan Stanley Capital Services Inc.		— (l	)	42
Receive a fixed rate of 3.40% and pay a floating rate based on 3-month LIBOR, Expires 4/08/10, Broker Deutsche Bank AG		— (l	)	826
Receive a fixed rate of 1.92% and pay a floating rate based on 3-month LIBOR Expires 9/02/10, Broker Morgan Stanley Capital Services, Inc.		1		4,744
Receive a fixed rate of 1.95% and pay a floating rate based on 3-month LIBOR Expires 9/03/10, Broker Citibank NA		1		4,916
Receive a fixed rate of 3.90% and pay a floating rate based on 3-month LIBOR, Expires 11/16/10, Broker Goldman Sachs Bank USA		— (l	)	2,141
Receive a fixed rate of 5.86% and pay a floating rate based on 3-month LIBOR, Expires 8/15/11, Broker JPMorgan Chase Bank NA		— (l	)	45,381

				58,050

Over-the-Counter Put Swaptions Purchased — 0.2%
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 3/15/10, Broker Royal Bank of Scotland Plc		1		3,733
Pay a fixed rate of 3.40% and receive a floating rate based 3-month LIBOR, Expires 4/08/10, Broker Deutsche Bank AG		— (l	)	18,879
Pay a fixed rate of 1.92% and receive a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker Morgan Stanley Capital Services, Inc.		1		2,774
Pay a fixed rate of 1.95% and receive a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker Citibank NA		1		2,720
Pay a fixed rate of 3.90% and receive a floating rate based 3-month LIBOR, Expires 11/16/10, Broker Goldman Sachs Bank USA		— (l	)	6,542
Pay a fixed rate of 5.86% and receive a floating rate based 3-month LIBOR, Expires 8/15/11, Broker JPMorgan Chase Bank NA		— (l	)	10,551
Pay a fixed rate of 5.09% and receive a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker Credit Suisse International		— (l	)	6,556
Pay a fixed rate of 4.71% and receive a floating rate based on 3-month LIBOR, Expires 11/18/13, Broker JPMorgan Chase Bank NA		— (l	)	9,556

				61,311

See Notes to Financial Statements.

12

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts			Value

Exchange-Traded Put Options Purchased — 0.0%
10-Year US Treasury Bond, Strike Price USD 117, Expires 2/19/10		3		$6,188
Euro-Dollar Future, Strike Price USD 98.75, Expires 9/13/10		8		5,800

				11,988

Total Options Purchased (Cost — $122,475) — 0.4%				131,349

Total Investments Before TBA Sale Commitments and Options Written (Cost — $35,603,178*) — 120.6%				37,995,635

	Par
TBA Sale Commitments (e)	(000)

Fannie Mae Guaranteed Mortgage-Backed Securities:
4.50%, 1/15/25-1/15/40	USD	500		(499,063)
5.00%, 1/01/23-1/15/40		1,000		(1,026,094)
5.50%, 1/15/25-1/15/40		1,000		(1,046,719)
6.00%, 12/01/31-1/15/40		500		(529,531)
Freddie Mac Mortgage-Backed Securities, 6.00%, 6/01/35-1/15/40		700		(742,218)

Total TBA Sale Commitments (Proceeds — $3,870,973) — (12.2)%				(3,843,625)

Options Written	Contracts (k)

Over-the-Counter Call Swaptions Written — (0.4)%
Pay a fixed rated of 4.87% and receive a floating rate based on 3-month LIBOR, Expires 2/04/10, Broker Deutsche Bank AG		1		(35,820)
Pay a fixed rate of 3.33% and receive a floating rate based on 3-month LIBOR, Expires 3/08/10, Broker Citibank NA		— (l	)	(410)
Pay a fixed rate of 4.88% and receive a floating rate based on 3-month LIBOR, Expires 5/04/10, Broker Deutsche Bank AG		— (l	)	(20,178)
Pay a fixed rated of 3.80% and receive a floating rate based on 3-month LIBOR, Expires 5/28/10, Broker Morgan Stanley Capital Services, Inc.		— (l	)	(3,886)
Pay a fixed rated of 4.80% and receive a floating rate based on 3-month LIBOR, Expires 6/11/10, Broker Citibank NA		— (l	)	(12,236)
Pay a fixed rate of 4.12% and receive a floating rate based on 3-month LIBOR, Expires 8/26/10, Broker Goldman Sachs Bank USA		— (l	)	(2,718)
Pay a fixed rate of 4.12% and receive a floating rate based on 3-month LIBOR, Expires 8/27/10, Broker Morgan Stanley Capital Services, Inc.		— (l	)	(2,704)
Pay a fixed rate of 4.13% and receive a floating rate based on 3-month LIBOR, Expires 9/09/10, Broker Morgan Stanley Capital Services, Inc.		1		(16,473)
Pay a fixed rated of 4.89% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG		— (l	)	(5,428)
Pay a fixed rated of 5.05% and receive a floating rate based on 3-month LIBOR, Expires 12/08/14, Broker Morgan Stanley Capital Service, Inc.		— (l	)	(5,944)
Pay a fixed rate of 5.40% and receive a floating rate based on 3-month LIBOR, Expires 12/14/10, Broker UBS, AG		— (l	)	(18,875)

				(124,672)

Over-the-Counter Put Swaptions Written — (0.3)%
Receive a fixed rate of 4.87% and pay a floating rate based on 3-month LIBOR Expires 2/04/10, Deutsche Bank AG		1		(252)
Receive a fixed rate of 3.33% and pay a floating rate based on 3-month LIBOR, Expires 3/08/10, Broker Citibank NA		— (l	)	(25,333)
Receive a fixed rated of 5.50% and pay a floating rate based on 3-month LIBOR, Expires 3/15/10, Broker Royal Bank of Scotland Plc		1		(327)
Receive a fixed rate of 4.88% and pay a floating rate based on 3-month LIBOR, Expires 5/04/10, Broker Deutsche Bank AG		— (l	)	(2,307)
Receive a fixed rate of 4.50% and pay a floating rate based on 3-month LIBOR, Expires 5/28/10, Broker Morgan Stanley Capital Services, Inc.		— (l	)	(5,419)
Receive a fixed rate of 4.80% and pay a floating rate based on 3-month LIBOR, Expires 6/11/10, Broker Citibank NA		— (l	)	(2,629)
Receive a fixed rate of 4.12% and pay a floating rate based on 3-month LIBOR, Expires 8/26/10, Broker Goldman Sachs Bank USA		— (l	)	(4,406)
Receive a fixed rate of 4.12% and pay a floating rate based on 3-month LIBOR, Expires 8/27/10, Broker Morgan Stanley Capital Services, Inc.		— (l	)	(4,443)
Receive a fixed rate of 4.13% and pay a floating rate based on 3-month LIBOR, Expires 9/09/10, Broker Morgan Stanley Capital Services, Inc.		1		(27,624)
Receive a fixed rate of 5.40% and pay a floating rate based on 3-month LIBOR, Expires 12/14/10, Broker UBS, AG		— (l	)	(3,906)
Receive a fixed rate of 6.09% and pay a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker Credit Suisse International		— (l	)	(3,909)
Receive a fixed rate of 4.89% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG		— (l	)	(8,483)
Receive a fixed rate of 5.05% and pay a floating rate based on 3-month LIBOR, Expires 12/08/14, Broker Morgan Stanley Capital Services, Inc.		— (l	)	(7,939)

				(96,977)

See Notes to Financial Statements.

13

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Put Options Written — (0.0)%
10-Year US Treasury Bond, Strike Price USD 116, Expires 2/19/10	3	$(4,313)
Euro-Dollar Future, Strike Price USD 98.25, Expires 9/13/10	8	(3,300)

		(7,613)

Total Options Written (Premiums Received — $287,089) — (0.7)%		(229,262)

Total Investments, Net of TBA Sale Commitments and Options Written — 107.7%		33,922,748
Liabilities in Excess of Other Assets — (7.7)%		(2,424,793)

Net Assets — 100.0%		$31,497,955

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$35,881,594

Gross unrealized appreciation	$3,221,440
Gross unrealized depreciation	(1,107,399)

Net unrealized appreciation	$2,114,041

(a)	Non-income producing security.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Represents or includes a to-be-announced (TBA) transaction. Net unsettled TBA transactions as of report date were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)

Bank of America NA	$(99,813)	$2,867
BNP Paribas	$106,313	$(469)
Credit Suisse International	$(312,625)	$1,664
Deutsche Bank AG	$850,469	$(3,648)
Goldman Sachs Bank USA	$504,094	$(5,686)
JPMorgan Chase Bank NA	$(7,797)	$(2,266)
Morgan Stanley Capital Services, Inc.	$(231,468)	$(2,742)

(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$195,860	$1,036
BlackRock Liquidity Series, LLC Cash Sweep Series	$(713,249)	$883

(j)	Represents the current yield as of report date.

(k)	One contract represents a notional amount of $1 million.

(l)	Notional amount is less than $1 million.

(m)	Security, or a portion thereof, subject to treasury rolls.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2009 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Depreciation

6	10-Year US Treasury Bond	March 2010	$705,314	$(12,595)

•	Financial futures contracts sold as of December 31, 2009 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Appreciation

1	2-Year US Treasury Bond	March 2010	$216,901	$635
15	5-Year US Treasury Bond	March 2010	$1,743,738	27,996
2	30-Year US Treasury Bond	March 2010	$236,939	6,189

Total				$34,820

•	Foreign currency exchange contracts as of December 31, 2009 were as follows:

Currency	Currency		Settlement	Unrealized
Purchased	Sold	Counterparty	Date	Appreciation

USD 373,112	EUR 251,000	Citibank NA	1/20/10	$13,297

•	Interest rate swaps outstanding as of December 31, 2009 were as follows:

					Notional	Unrealized
Fixed		Floating			Amount	Appreciation
Rate		Rate	Counterparty	Expiration	(000)	(Depreciation)

5.02% (a	)	3-month LIBOR	Deutsche Bank AG	October 2012	USD 500	$42,079
2.25% (b	)	3-month LIBOR	Deutsche Bank AG	December 2012	USD 150	(906)
2.85% (a	)	3-month LIBOR	Credit Suisse International	July 2014	USD 300	550
3.05% (b	)	3-month LIBOR	Credit Suisse International	August 2014	USD 600	(6,029)
3.26% (a	)	3-month LIBOR	JPMorgan Chase Bank NA	August 2014	USD 100	1,907
2.67% (a	)	3-month LIBOR	Deutsche Bank AG	October 2014	USD 600	(6,348)
2.79% (b	)	3-month LIBOR	JPMorgan Chase Bank NA	November 2014	USD 65	423
2.37% (a	)	3-month LIBOR	JPMorgan Chase Bank NA	December 2014	USD 400	(10,573)
2.61% (a	)	3-month LIBOR	Citibank NA	December 2014	USD 200	(3,195)
2.63% (a	)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	December 2014	USD 400	(5,904)
3.68% (a	)	3-month LIBOR	Deutsche Bank AG	August 2019	USD 300	(6,063)
3.73% (a	)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2019	USD 100	(1,622)
3.47% (a	)	3-month LIBOR	Royal Bank of Scotland Plc	September 2019	USD 100	(3,862)

See Notes to Financial Statements.

14

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments December 31, 2009 (continued)

Interest rate swaps (concluded):

					Notional	Unrealized
Fixed		Floating			Amount	Appreciation
Rate		Rate	Counterparty	Expiration	(000)	(Depreciation)

3.50% (a	)	3-month LIBOR	Citibank NA	September 2019	USD 100	$(3,570)
3.36% (a	)	3-month LIBOR	Goldman Sachs Bank USA	October 2019	USD 100	(4,824)
3.43% (b	)	3-month LIBOR	Deutsche Bank AG	October 2019	USD 100	4,210
3.73% (b	)	3-month LIBOR	Citibank NA	October 2019	USD 200	3,658
3.40% (b	)	3-month LIBOR	Deutsche Bank AG	December 2019	USD 300	14,048
3.70% (a	)	3-month LIBOR	Credit Suisse International	December 2019	USD 300	(6,724)
4.24% (c	)	3-month LIBOR	JPMorgan Chase Bank NA	August 2020	USD 45	(562)
4.42% (c	)	3-month LIBOR	JPMorgan Chase Bank NA	August 2020	USD 155	(3,739)
4.35% (b	)	3-month LIBOR	JPMorgan Chase Bank NA	July 2039	USD 100	2,784

Total						$5,738

(a)	Pays floating interest rate and receives fixed rate.

(b)	Pays fixed interest rate and receives floating rate.

(c)	Pays fixed interest amount and receives floating amount at expiration.

•	Credit default swaps on single-name-issuers-buy protection outstanding as of December 31, 2009 were as follows:

				Notional	Unrealized
	Pay			Amount	Appreciation
Issuer	Rate	Counterparty	Expiration	(000)	(Depreciation)

Centex Corp.	6.92%	JPMorgan Chase Bank NA	December 2010	USD 15	$(934)
Limited Brands, Inc.	1.07%	UBS AG	December 2010	USD 60	106
Radio Shack Corp.	1.16%	UBS AG	December 2010	USD 60	(256)
Knight Inc.	1.80%	Credit Suisse International	January 2011	USD 20	(206)
Sara Lee Corp.	0.60%	JPMorgan Chase Bank NA	March 2011	USD 60	(235)
Computer Sciences Corp.	0.88%	Morgan Stanley Capital Services, Inc.	June 2011	USD 60	(628)
iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	USD 10	297
Wendy’s International Inc.	2.90%	JPMorgan Chase Bank NA	December 2011	USD 20	(722)
NOVA Chemicals Corp.	5.00%	Citibank NA	March 2012	USD 5	(246)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	USD 15	(2,218)
Macy’s, Inc.	8.00%	Morgan Stanley Capital Services, Inc.	June 2012	USD 5	(799)
Ryland Group, Inc.	4.51%	JPMorgan Chase Bank NA	June 2012	USD 10	(745)
Knight Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2012	USD 5	(36)
D.R. Horton, Inc.	5.04%	JPMorgan Chase Bank NA	June 2013	USD 30	(3,065)
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	September 2013	USD 55	(607)
Expedia, Inc.	5.00%	Citibank NA	September 2013	USD 20	(3,087)
Expedia, Inc.	5.18%	Goldman Sachs Bank USA	September 2013	USD 10	(1,608)
Masco Corp.	5.00%	JPMorgan Chase Bank NA	September 2013	USD 10	(710)
Centex Corp.	4.37%	Deutsche Bank AG	December 2013	USD 35	(4,570)
Centex Corp.	4.40%	JPMorgan Chase Bank NA	December 2013	USD 20	(2,634)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	USD 10	(871)
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank NA	March 2014	USD 40	(672)
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs Bank USA	March 2014	USD 5	(1,549)
Toll Brothers Finance Corp.	2.00%	JPMorgan Chase Bank NA	March 2014	USD 10	(264)
D.R. Horton, Inc.	5.07%	JPMorgan Chase Bank NA	September 2014	USD 10	(1,240)
Macy’s, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2014	USD 5	(60)
Energy Future Holdings Corp.	5.00%	JPMorgan Chase Bank NA	December 2014	USD 5	(592)
Energy Future Holdings Corp.	5.00%	Morgan Stanley Capital Services, Inc.	December 2014	USD 40	(3,609)
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	December 2014	USD 20	(7,348)
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	March 2015	USD 5	(1,507)
Pulte Homes, Inc.	3.00%	JPMorgan Chase Bank NA	March 2015	USD 10	(511)
Lennar Corp.	5.86%	JPMorgan Chase Bank NA	June 2015	USD 15	(1,854)
First Data Corp.	5.00%	Credit Suisse International	December 2015	USD 10	(1,614)
First Data Corp.	5.00%	Goldman Sachs Bank USA	December 2015	USD 5	(785)
First Data Corp.	5.00%	JPMorgan Chase Bank NA	December 2015	USD 10	(1,614)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank NA	March 2016	USD 40	(17,598)

Total					$(64,591)

See Notes to Financial Statements.

15

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments December 31, 2009 (concluded)

• Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

	Assets	Liabilities

Level 1
Long-Term Investments:
Common Stocks[1]	$20,781,575	—
Short-Term Securities	195,860	—

Total Level 1	20,977,435	—

Level 2
Long-Term Investments[2]	16,865,851	—
TBA Sale Commitments	—	$(3,843,625)

Total Level 2	16,865,851	(3,843,625)

Level 3
Long-Term Investments:
Asset-Backed Securities	21,000	—

Total Level 3	21,000	—

Total	$37,864,286	$(3,843,625)

1 See above Schedule of Investments for value in each industry.

2 See above Schedule of Investments for values of each security type excluding the security types in Level 1 and Level 3 within the table.

Valuation	Other Financial
Inputs	Instruments[3]

	Assets	Liabilities

Level 1	$46,808	$(20,208)
Level 2	202,720	(346,263)
Level 3	—	(4,301)

Total	$249,528	$(370,772)

3 Other financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts, and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in
Securities

Asset-Backed
Securities

Balance, as of December 31, 2008	$60,000
Accrued discounts/premiums	—
Realized gain (loss)	(29)
Change in unrealized appreciation/depreciation[4]	48,869
Net purchases (sales)	(7,934)
Net transfers in/out of Level 3	(79,906)

Balance, as of December 31, 2009	$21,000

4 Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2009 was $8,500.

The following table is a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used to determine fair value:

Other Financial
Instruments[5]

Liabilities

Balance, as of December 31, 2008	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Net purchases (sales)	—
Net transfers in/out of Level 3	$(4,301)

Balance, as of December 31, 2009	$(4,301)

5 Other financial instruments are swaps.

See Notes to Financial Statements.

16

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Statement of Assets and Liabilities December 31, 2009

Assets:
Investments at value—unaffiliated (cost—$35,407,318)	$37,799,775
Investments at value—affiliated (cost—$195,860)	195,860
Foreign currency at value (cost—$4,042)	4,063
Unrealized appreciation on swaps	70,062
Unrealized appreciation on foreign currency exchange contracts	13,297
TBA sale commitments receivable	3,870,973
Investments sold receivable	1,062,577
Interest receivable	103,629
Swap premiums paid	55,814
Swaps receivable	24,503
Dividends receivable	19,614
Margin variation receivable	3,180
Principal paydown receivable	1,025
Prepaid expenses	24,825
Other assets	42,405

Total assets	43,291,602

Liabilities:
TBA sale commitments at value (proceeds—$3,870,973)	3,843,625
Options written at value (premiums received—$287,089)	229,262
Unrealized depreciation on swaps	128,915
Investments purchased payable	5,857,526
Treasury rolls payable	1,626,789
Capital shares redeemed payable	44,944
Investment advisory fees payable	14,728
Swaps payable	14,536
Other affiliates payable	154
Officer’s and Directors’ fees payable	11
Other accrued expenses payable	33,157

Total liabilities	11,793,647

Net Assets	$31,497,955

Net Assets Consist of:
Paid-in capital	$37,298,558
Undistributed net investment income	93,905
Accumulated net realized loss	(8,369,145)
Net unrealized appreciation/depreciation	2,474,637

Net Assets	$31,497,955

Net Asset Value:
Class I—Based on net assets of $31,497,955 and 2,786,790 shares outstanding, 100 million shares authorized, $0.10 par value	$11.30

See Notes to Financial Statements.

17

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Statement of Operations Year Ended December 31, 2009

Investment Income:
Interest	$611,455
Foreign taxes withheld	(55)
Dividends	376,264
Income—affiliated	1,919

Total income	989,583

Expenses:
Investment advisory	166,764
Professional	38,386
Pricing	36,992
Custodian	32,975
Officer and Directors	15,905
Accounting services	11,077
Printing	7,519
Transfer agent	5,000
Miscellaneous	10,412

Total expenses excluding interest expense	325,030
Interest expense	1,008

Total expenses	326,038
Less fees waived by advisor	(203)

Total expenses after fees waived	325,835

Net investment income	663,748

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	340,028
Financial futures contracts and swaps	(182,894)
Options written	55,257
Foreign currency transactions	(5,267)

207,124

Net change in unrealized appreciation/depreciation on:
Investments	3,954,677
Financial futures contracts and swaps	(164,477)
Options written	287,509
Foreign currency transactions	(8,426)

4,069,283

Total realized and unrealized gain	4,276,407

Net Increase in Net Assets Resulting from Operations	$4,940,155

See Notes to Financial Statements.

18

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2009	2008

Operations:
Net investment income	$663,748	$1,066,908
Net realized gain (loss)	207,124	(5,789,580)
Net change in unrealized appreciation/depreciation	4,069,283	(9,508,720)

Net increase (decrease) in net assets resulting from operations	4,940,155	(14,231,392)

Dividends to Shareholders From:
Net investment income	(674,974)	(1,000,000)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(4,958,378)	(9,127,420)

Net Assets:
Total decrease in net assets	(693,197)	(24,358,812)
Beginning of year	32,191,152	56,549,964

End of year	$31,497,955	$32,191,152

Undistributed net investment income	$93,905	$57,880

See Notes to Financial Statements.

19

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2009		2008		2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$9.79		$14.16		$13.76	$12.21	$11.95

Net investment income[1]	0.22		0.29		0.31	0.26	0.21
Net realized and unrealized gain (loss)	1.53		(4.35)		0.42	1.59	0.28

Net increase (decrease) from investment operations	1.75		(4.06)		0.73	1.85	0.49

Dividends from net investment income	(0.24)		(0.31)		(0.33)	(0.30)	(0.23)

Net asset value, end of year	$11.30		$9.79		$14.16	$13.76	$12.21

Total Investment Return:[2]
Based on net asset value	17.93%		(28.62)%		5.31%	15.14%	4.13%

Ratios to Average Net Assets:
Total expenses	1.08%		0.92%		0.75%	0.78%	0.78%

Total expenses after fees waived	1.07%		0.92%		0.75%	0.78%	0.78%

Total expenses after fees waived and excluding interest expense	1.07%		0.90%		0.75%	0.78%	0.78%

Net investment income	2.19%		2.37%		2.14%	2.03%	1.78%

Supplemental Data:
Net assets, end of year (000)	$31,498		$32,191		$56,550	$66,680	$72,512

Portfolio turnover	381%	[3]	344%	[4]	385%	112%	84%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 263%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 260%.

See Notes to Financial Statements.

20

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Balanced Capital V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities is estimated based on models. The models consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To be announced (“TBA”) commitments are valued at the current market value of the underlying securities. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service or through brokers using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

21

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Fund are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedule of Investments, if any.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) including FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults of assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed

22

securities. These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Mortgage Dollar Roll Transactions: The Fund may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase prices represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Fund. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Fund.

TBA Commitments: The Fund may enter into TBA commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

Zero Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not

23

provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA’s beyond normal settlement, financial futures contracts, options, written options and foreign currency contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2.  Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit, interest rate and foreign currency exchange rate risk. Losses may arise if the value of the contract

24

decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Fund may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Fund and its counterparties. The ISDA Master Agreement allows the Fund to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For OTC purchased options, the Fund bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Fund may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to underlying instruments (equity risk) and/or, in the case of written options, to generate gains from option premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in

25

an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value. The Fund may execute transactions in both listed and OTC options.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

Swaps: The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps—The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•	Interest rate swaps—The Fund may enter into interest rate swaps for investment purposes or to manage its interest rate risk. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of
December 31, 2009

	Asset Derivatives
	Statement of Assets and
	Liabilities Location	Value

Interest rate contracts*	Net unrealized appreciation/depreciation/Unrealized appreciation on swaps/Investments at value—unaffiliated	$235,828

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	13,297

Credit contracts	Unrealized appreciation on swaps	403

Total		$249,528

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	Liability Derivatives
	Statement of Assets and
	Liabilities Location	Value

Interest rate contracts*	Net unrealized appreciation/depreciation/Unrealized depreciation on swaps/Options written at value	$305,778

Credit contracts	Unrealized depreciation on swaps	64,994

Total		$370,772

*	Includes cumulative unrealized appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the
Statement of Operations
Year Ended December 31, 2009

	Net Realized Gain (Loss) from

	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options**	Transactions	Total

Interest rate contracts	$(53,303)	$(97,372)	$39,874	—	$(110,801)

Foreign currency exchange contracts	—	—	—	$(5,363)	(5,363)

Credit contracts	—	(32,219)	—	—	(32,219)

Total	$(53,303)	$(129,591)	$39,874	$(5,363)	$(148,383)

	Net Change in Unrealized
	Appreciation/Depreciation on

	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options**	Transactions	Total

Interest rate contracts	$(20,181)	$(71,470)	$233,860	—	$142,209

Foreign currency exchange contracts	—	—	—	$(8,132)	(8,132)

Credit contracts	—	(72,826)	—	—	(72,826)

Total	$(20,181)	$(144,296)	$233,860	$(8,132)	$61,251

**	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2009, the average derivative activity was as follows:

Futures:

Average number of contracts	21

Average value	$27,116

Foreign currency exchange contracts:

Average number of contracts	2

Average US dollar amount	$314,956

Options purchased:

Average number of contracts	7

Average premium	$89,401

Credit default swaps:

Average number of positions	40

Average notional value	$787,500

Interest rate swaps:

Average number of positions	15

Average notional value	$3,603,750

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.55% of the average daily value of the Fund’s net assets.

The Manager has entered into separate sub-advisory agreements with BlackRock Investment Management, LLC and BlackRock Financial Management, Inc., both affiliates of the Manager, under which the Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2009, the Fund reimbursed the Manager $587 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company has entered into a Distribution Agreement with BlackRock Investments, LLC, which is an affiliate of BlackRock.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent

27

and dividend disbursing agent. Transfer agency fees of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of the Fund, check writing, anti-money laundering services and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments (including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities) for the year ended December 31, 2009 were $83,461,900 and $90,104,532, respectively.

For the year ended December 31, 2009, purchases and sales of US government securities were $41,149,801 and $40,024,239, respectively.

For the year ended December 31, 2009, purchases and sales attributable to mortgage dollar rolls were $38,370,008 and $38,429,438, respectively.

Transactions in options written for the year ended December 31, 2009 were as follows:

	Calls		Puts
		Premiums		Premiums
	Contracts†	Received	Contracts†	Received

Outstanding options, beginning of year	3	$96,720	2	$95,180

Options opened	4	216,035	22	231,592

Options expired	—	—	(1)	(33,535)

Options exercised	(2)	(35,075)	—	—

Options closed	(3)	(140,300)	(9)	(143,528)

Outstanding options, end of year	2	$137,380	14	$149,709

†	One contract represents a notional amount of $1 million, $2,500 or $1,000.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended December 31, 2009.

For the year ended December 31, 2009, the Fund’s average amount of outstanding transactions considered as borrowings from treasury rolls was approximately $940,000 and the daily weighted average interest rate was 0.11%.

6.  Income Tax Information:

Reclassification:  Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2009 attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of investments, foreign currency transactions and net paydown gains were reclassified to the following accounts:

Undistributed net investment income	$47,251

Accumulated net realized loss	$(47,251)

28

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/2009	12/31/2008

Distributions paid from:

Ordinary income	$674,974	$1,000,000

As of December 31, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$106,529

Capital loss carryforwards	(8,024,528)

Net unrealized gains*	2,117,396

Total	$(5,800,603)

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains / (losses) on certain futures and foreign currency contracts, the accounting for swap agreements and the classification of investments.

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2011	$2,219,273

2016	679,294

2017	5,125,961

Total	$8,024,528

7.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund have unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

8.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	8,776	$91,846

Shares issued to shareholders in reinvestment of dividends	60,368	674,974

Total issued	69,144	766,820

Shares redeemed	(569,940)	(5,725,198)

Net decrease	(500,796)	$(4,958,378)

Class I Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	28,716	$374,537

Shares issued to shareholders in reinvestment of dividends	103,093	1,000,000

Total issued	131,809	1,374,537

Shares redeemed	(837,796)	(10,501,957)

Net decrease	(705,987)	$(9,127,420)

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 24, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

29

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Balanced Capital V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Balanced Capital V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Balanced Capital V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 24, 2010

30

BlackRock Basic Value V.I. Fund

Annual Report
December 31, 2009

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	Effective September 30, 2009, the Fund changed the benchmark against which it measures its performance from the S&P 500 Value Index (formerly called S&P 500 Citigroup Value Index) to the Russell 1000 Value Index, a broad measure of market performance. The Russell 1000 Value Index has become the standard benchmark for the Fund’s peer group of mutual funds. The Russell 1000 Value Index is a subset of the Russell 1000 Index that consists of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth rates.

•	Fund returns for the 12-month period outpaced the Russell 1000 Value Index and the S&P 500 Index, as well as the former benchmark, the S&P 500 Value Index. The following discussion of relative performance pertains to the Russell 1000 Value Index.

What factors influenced performance?

•	A meaningful overweight in information technology (IT), particularly semiconductors & semiconductor equipment, contributed positively to Fund returns. Positions in Micron Technology, Inc., LSI Corp. and International Business Machines Corp. benefited performance in this sector. The combination of stock selection and allocation decisions in the energy sector also enhanced relative performance, led by Halliburton Co., BJ Services Co., Peabody Energy Corp. and an underweight in Exxon Mobil Corp.

•	Within health care, stock selection amongst pharmaceutical companies proved beneficial. Holdings in Schering-Plough Corp. and Wyeth generated strong performance. During the latter part of the reporting period, a portion of the position in Schering-Plough Corp. was converted to Merck & Co., Inc. as part of an acquisition. Stock selection within industrials was advantageous as well, especially amongst industrial conglomerates. The decision to underweight General Electric Co. was a positive one.

•	Elsewhere, strong stock selection within consumer staples more than offset the negative effect of allocation decisions within this sector. Underweighting utilities also enhanced performance and more than offset the negative effect of stock selection in this sector.

•	Detracting from Fund performance was the combination of stock selection and allocation decisions within the materials sector. Lack of ownership of Freeport-McMoRan Copper & Gold, Inc. was a hinderance. In financials, positive performance generated from our decision to underweight the sector was not enough to offset the impact of stock selection in the group. Our position in Morgan Stanley, as well as underweights in Bank of America Corp. and The Goldman Sachs Group, Inc., did not produce the results we anticipated. Stock selection in telecommunication services was also disappointing. Lastly, positive performance derived from stock selection in consumer discretionary was not enough to offset the negative results from allocation decisions, such as underweighting Ford Motor Co.

Describe recent portfolio activity.

•	During the annual period, we increased our financial weighting by adding to existing positions and initiating new positions in ACE Ltd., U.S. Bancorp and Wells Fargo & Co. We reduced weightings in the IT, energy, telecommunication services and consumer staples sectors by trimming existing positions. Specifically, we sold Corning, Inc., Fairchild Semiconductor International, Inc., Microsoft Corp. and BJ Services Co.

Describe Fund positioning at period end.

•	At period end, the Fund was overweight relative to the Russell 1000 Value Index in IT, consumer staples and health care, and underweight in financials, energy, utilities, industrials and consumer discretionary. The Fund was neutral in materials and telecommunication services.

•	For 2010, we expect a continuation of the improvement experienced in 2009, although not a straight line. The so-called vicious cycle should become a virtuous cycle, as is typical of economies over a long-term period. We remain cautious of headwinds. Unemployment remains high; budget deficits are worrisome; the financial system is still fragile; and deleveraging will take time. Given this backdrop, the portfolio positioning is more balanced. Our IT exposure gives us a cyclical posture, offset by defensive positions in consumer staples and health care. We favor a bias towards globally-exposed, large-cap companies that should benefit from the rapid growth of economies outside the US.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in equities that Fund management believes are undervalued.
[2]	Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.
[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
[4]	This unmanaged index is designed to provide a comprehensive measure of large-cap US equity “value” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.
[5]	This index is a subset of Russell 1000 Index that consist of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values. Effective September 30, 2009, the Fund changed the benchmark against which it measures its performance from the S&P 500 Value Index to the Russell 1000 Value Index.
Past performance is not indicative of future results.
Performance Summary as of December 31, 2009

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years

Class I Shares[6]	24.57%	31.14%	1.16%	4.23%

Class II Shares[6]	24.49	30.91	1.00	4.07

Class III Shares[6]	24.58	30.87	0.90	3.98 [7]

S&P 500 Index	22.59	26.46	0.42	(0.95)

S&P 500 Value Index	22.91	21.18	(0.27)	1.20

Russell 1000 Value Index	23.23	19.69	(0.25)	2.47

[6]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[7]	The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

3

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Fund Information as of December 31, 2009

Percent of
Investment Criteria	Long-Term Investments

Above-Average Yield	37%
Below-Average Price/Earnings Ratio	28
Low Price-to-Book Value	20
Price-to-Cash Flow	9
Special Situations	5
Low-Price-to-Earnings Per Share	1

4

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	July 1, 2009	December 31, 2009	During the Period[1]	July 1, 2009	December 31, 2009	During the Period[1]

Class I	$1,000	$1,245.70	$3.79	$1,000	$1,021.82	$3.41

Class II	$1,000	$1,244.90	$4.64	$1,000	$1,021.07	$4.18

Class III	$1,000	$1,245.80	$5.21	$1,000	$1,020.56	$4.69

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.67% for Class I, 0.82% for Class II and 0.92% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

5

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Above-Average Yield* — 35.6%

Aerospace & Defense — 1.3%
Honeywell International, Inc.	170,500	$6,683,600

Capital Markets — 1.2%
The Bank of New York Mellon Corp. (a)	223,634	6,255,043

Chemicals — 1.7%
E.I. du Pont de Nemours & Co.	262,000	8,821,540

Commercial Banks — 0.5%
U.S. Bancorp	119,300	2,685,443

Diversified Financial Services — 3.5%
JPMorgan Chase & Co.	428,776	17,867,096

Diversified Telecommunication Services — 2.9%
AT&T Inc.	266,995	7,483,870
Verizon Communications, Inc.	233,500	7,735,855

		15,219,725

Electric Utilities — 1.2%
The Southern Co.	192,100	6,400,772

Food Products — 3.0%
General Mills, Inc.	221,300	15,670,253

Household Products — 0.3%
Clorox Co.	24,800	1,512,800

Industrial Conglomerates — 1.5%
General Electric Co.	32,800	496,264
Tyco International Ltd.	201,400	7,185,952

		7,682,216

Metals & Mining — 1.0%
Alcoa, Inc. (a)	311,100	5,014,932

Multi-Utilities — 1.2%
Dominion Resources, Inc.	163,900	6,378,988

Oil, Gas & Consumable Fuels — 5.4%
Chevron Corp.	138,500	10,663,115
Exxon Mobil Corp.	250,600	17,088,414

		27,751,529

Pharmaceuticals — 8.5%
Bristol-Myers Squibb Co.	750,500	18,950,125
Eli Lilly & Co.	141,800	5,063,678
Merck & Co., Inc.	246,981	9,024,686
Pfizer, Inc.	586,220	10,663,342

		43,701,831

Semiconductors & Semiconductor Equipment — 2.4%
Analog Devices, Inc.	191,400	6,044,412
Maxim Integrated Products, Inc.	323,300	6,562,990

		12,607,402

Total Above-Average Yield		184,253,170

Below-Average Price/Earnings Ratio* — 27.8%

Aerospace & Defense — 1.1%
Northrop Grumman Corp.	97,500	5,445,375

Capital Markets — 1.4%
Morgan Stanley	248,900	7,367,440

Computers & Peripherals — 2.6%
Hewlett-Packard Co.	264,931	13,646,596

Construction & Engineering — 0.7%
Fluor Corp.	84,500	3,805,880

Diversified Financial Services — 2.8%
Bank of America Corp.	646,000	9,728,760
Citigroup, Inc.	1,402,200	4,641,282

		14,370,042

Energy Equipment & Services — 1.4%
Noble Corp.	181,400	7,382,980

Food Products — 5.5%
Kraft Foods, Inc.	482,733	13,120,683
Unilever NV—ADR	473,900	15,321,187

		28,441,870

Insurance — 6.6%
ACE Ltd.	105,600	5,322,240
MetLife, Inc.	189,900	6,712,965
Prudential Financial, Inc.	71,700	3,567,792
The Travelers Cos., Inc.	375,308	18,712,857

		34,315,854

Media — 2.9%
CBS Corp., Class B	202,100	2,839,505
Viacom, Inc., Class B (b)	402,900	11,978,217

		14,817,722

Metals & Mining — 0.4%
Nucor Corp.	50,800	2,369,820

Office Electronics — 2.4%
Xerox Corp.	1,469,300	12,430,278

Total Below-Average Price/Earnings Ratio		144,393,857

Low Price-to-Book Value* — 19.7%

Aerospace & Defense — 1.6%
Raytheon Co.	166,400	8,572,928

Commercial Banks — 0.4%
Wells Fargo & Co.	81,200	2,191,588

Energy Equipment & Services — 3.4%
Halliburton Co.	557,600	16,778,184
Weatherford International Ltd. (b)	52,400	938,484

		17,716,668

Household Products — 2.5%
Kimberly-Clark Corp.	202,500	12,901,275

Machinery — 0.6%
Deere & Co.	55,200	2,985,768

Media — 2.6%
Comcast Corp., Special Class A (a)	296,400	4,745,364
Walt Disney Co.	267,300	8,620,425

		13,365,789

Metals & Mining — 0.8%
United States Steel Corp.	73,000	4,023,760

Portfolio Abbreviation
ADR     American Depositary Receipts

See Notes to Financial Statements.

6

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Low Price-to-Book Value* (concluded)

Oil, Gas & Consumable Fuels — 1.6%
Anadarko Petroleum Corp.	129,000	$8,052,180

Semiconductors & Semiconductor Equipment — 5.4%
LSI Corp. (b)	2,987,300	17,953,673
Micron Technology, Inc. (b)	970,600	10,249,536

		28,203,209

Specialty Retail — 0.8%
Limited Brands, Inc.	213,200	4,101,968

Total Low Price-to-Book Value		102,115,133

Low Price-to-Earnings Per Share* — 0.1%

Internet Software & Services — 0.1%
AOL, Inc. (a)(b)	27,648	643,645

Total Low Price-to-Earnings Per Share		643,645

Price-to-Cash Flow* — 8.6%

Diversified Telecommunication Services — 2.5%
Qwest Communications International, Inc. (a)	3,168,000	13,337,280

Food & Staples Retailing — 0.8%
The Kroger Co.	197,800	4,060,834

Health Care Providers & Services — 1.2%
UnitedHealth Group, Inc.	208,100	6,342,888

Media — 2.2%
Time Warner Cable, Inc.	59,173	2,449,170
Time Warner, Inc. (a)	303,833	8,853,694

		11,302,864

Oil, Gas & Consumable Fuels — 1.7%
Peabody Energy Corp.	193,300	8,739,093

Software — 0.2%
Electronic Arts, Inc. (b)	57,600	1,022,400

Total Price-to-Cash Flow		44,805,359

Special Situations* — 5.3%

Computers & Peripherals — 2.0%
International Business Machines Corp.	77,810	10,185,329

Health Care Equipment & Supplies — 1.9%
Baxter International, Inc.	43,100	2,529,108
Covidien Plc	148,600	7,116,454

		9,645,562

Semiconductors & Semiconductor Equipment — 1.3%
Intel Corp.	324,800	6,625,920

Specialty Retail — 0.1%
The Gap, Inc.	25,100	525,845

Total Special Situations		26,982,656

Total Common Stocks — 97.0%		503,193,820

Below-Average Price/Earnings Ratio* — 0.8%

Diversified Financial Services — 0.8%
Bank of America Corp., 10.00% (c)	267,944	$3,997,724

Total Preferred Stocks — 0.8%		3,997,724

Total Long-Term Investments (Cost — $458,471,445) — 97.8%		507,191,544

	Beneficial
	Interest
Short-Term Securities	(000)

BlackRock Liquidity Series, LLC, Money Market Series, 0.29% (d)(e)(f)	$19,172	19,171,844

Total Short-Term Securities (Cost — $19,171,844) — 3.7%		19,171,844

Total Investments (Cost — $477,643,289**) — 101.5%		526,363,388

Liabilities in Excess of Other Assets — (1.5)%		(8,014,142)

Net Assets — 100.0%		$518,349,246

*	Classification is unaudited.
 ** The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$499,019,143

Gross unrealized appreciation	$53,360,089
Gross unrealized depreciation	(26,015,844)

Net unrealized appreciation	$27,344,245

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Convertible security.

(d)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	—	$9,583
BlackRock Liquidity Series, LLC Cash Sweep Series	$(3,200,930)	$5,546
BlackRock Liquidity Series, LLC Money Market Series	$7,731,344	$56,887

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from securities loans.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

7

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund

Schedule of Investments December 31, 2009 (concluded)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1 — Long-Term Investments[1]	$507,191,544

Level 2 — Short-Term Securities	19,171,844

Level 3	—

Total	$526,363,388

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

8

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Statement of Assets and Liabilities December 31, 2009

Assets:
Investments at value—unaffiliated (including securities loaned of $18,302,944) (cost—$458,471,445)	$507,191,544
Investments at value—affiliated (cost—$19,171,844)	19,171,844
Capital shares sold receivable	9,988,793
Investments sold receivable	5,977,812
Dividends receivable	942,241
Securities lending income receivable—affiliated	3,438
Income receivable—affiliated	93
Prepaid expenses	53,751
Other assets	186,024

Total assets	543,515,540

Liabilities:
Collateral at value—securities loaned	19,171,844
Bank overdraft	4,492,523
Investments purchased payable	1,045,450
Investments advisory payable	257,782
Capital shares redeemed payable	137,054
Distribution fees payable	5,961
Other affiliates payable	3,104
Officer’s and Directors’ fees payable	481
Other accrued expenses payable	52,095

Total liabilities	25,166,294

Net Assets	$518,349,246

Net Assets Consist of:
Paid-in capital	$610,026,918
Undistributed net investment income	769,463
Accumulated net realized loss	(141,167,234)
Net unrealized appreciation/depreciation	48,720,099

Net Assets	$518,349,246

Net Asset Value:
Class I—Based on net assets of $486,440,130 and 45,238,208 shares outstanding, 300 million shares authorized, $0.10 par value	$10.75

Class II—Based on net assets of $9,610,690 and 896,115 shares outstanding, 100 million shares authorized, $0.10 par value	$10.72

Class III—Based on net assets of $22,298,426 and 2,082,376 shares outstanding, 100 million shares authorized, $0.10 par value	$10.71

See Notes to Financial Statements.

9

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Statement of Operations Year Ended December 31, 2009

Investment Income:
Dividends	$12,292,500
Foreign taxes withheld	(98,187)
Securities lending—affiliated	56,887
Income—affiliated	15,129

Total income	12,266,329

Expenses:
Investment advisory	2,575,231
Accounting services	138,524
Printing	71,055
Professional	64,002
Distribution—Class II	13,466
Distribution—Class III	45,254
Custodian	30,838
Officer and Directors	27,916
Transfer agent—Class I	4,685
Transfer agent—Class II	104
Transfer agent—Class III	211
Miscellaneous	27,344

Total expenses	2,998,630
Less fees waived by advisor	(1,818)

Total expenses after fees waived	2,996,812

Net investment income	9,269,517

Realized and Unrealized Gain (Loss):
Net realized loss from investments	(64,422,956)
Net change in unrealized appreciation/depreciation on investments	174,839,099

Total realized and unrealized gain	110,416,143

Net Increase in Net Assets Resulting from Operations	$119,685,660

See Notes to Financial Statements.

10

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2009	2008

Operations:
Net investment income	$9,269,517	$13,721,179
Net realized loss	(64,422,956)	(69,459,678)
Net change in unrealized appreciation/depreciation	174,839,099	(239,311,945)

Net increase (decrease) in net assets resulting from operations	119,685,660	(295,050,444)

Dividends and Distributions to Shareholders From:
Net investment income:
Class I	(8,695,626)	(12,273,492)
Class II	(165,340)	(271,432)
Class III	(363,058)	(455,101)
Net realized gain:
Class I	—	(5,747,071)
Class II	—	(137,259)
Class III	—	(235,848)

Decrease in net assets resulting from dividends and distributions to shareholders	(9,224,024)	(19,120,203)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(8,390,148)	(123,864,439)

Net Assets:
Total increase (decrease) in net assets	102,071,488	(438,035,086)
Beginning of year	416,277,758	854,312,844

End of year	$518,349,246	$416,277,758

Undistributed net investment income	$769,463	$723,970

See Notes to Financial Statements.

11

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$8.35	$13.86	$15.91	$14.77	$15.70

Net investment income[1]	0.20	0.24	0.23	0.24	0.19
Net realized and unrealized gain (loss)	2.40	(5.34)	0.07	2.97	0.27

Net increase (decrease) from investment operations	2.60	(5.10)	0.30	3.21	0.46

Dividends and distributions from:
Net investment income	(0.20)	(0.28)	(0.25)	(0.27)	(0.22)
Net realized gain	—	(0.13)	(2.10)	(1.80)	(1.17)

Total dividends and distributions	(0.20)	(0.41)	(2.35)	(2.07)	(1.39)

Net asset value, end of year	$10.75	$8.35	$13.86	$15.91	$14.77

Total Investment Return:[2]
Based on net asset value	31.14%	(36.77)%	1.82%	21.86%	2.94%

Ratios to Average Net Assets:
Total expenses	0.68%	0.68%	0.67%	0.67%	0.67%

Total expenses after fees waived	0.68%	0.68%	0.67%	0.67%	0.67%

Net investment income	2.17%	2.08%	1.37%	1.53%	1.23%

Supplemental Data:
Net assets, end of year (000)	$486,440	$391,301	$810,621	$969,759	$1,024,308

Portfolio turnover	43%	49%	37%	25%	37%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$8.33	$13.81	$15.86	$14.73	$15.66

Net investment income[1]	0.18	0.22	0.20	0.22	0.16
Net realized and unrealized gain (loss)	2.39	(5.32)	0.07	2.96	0.27

Net increase (decrease) from investment operations	2.57	(5.10)	0.27	3.18	0.43

Dividends and distributions from:
Net investment income	(0.18)	(0.25)	(0.22)	(0.25)	(0.19)
Net realized gain	—	(0.13)	(2.10)	(1.80)	(1.17)

Total dividends and distributions	(0.18)	(0.38)	(2.32)	(2.05)	(1.36)

Net asset value, end of year	$10.72	$8.33	$13.81	$15.86	$14.73

Total Investment Return:[2]
Based on net asset value	30.91%	(36.83)%	1.64%	21.67%	2.78%

Ratios to Average Net Assets:
Total expenses	0.84%	0.83%	0.82%	0.82%	0.82%

Total expenses after fees waived	0.84%	0.83%	0.82%	0.82%	0.82%

Net investment income	2.03%	1.92%	1.22%	1.38%	1.08%

Supplemental Data:
Net assets, end of year (000)	$9,611	$9,192	$20,427	$28,254	$30,552

Portfolio turnover	43%	49%	37%	25%	37%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

13

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$8.32	$13.80	$15.86	$14.74	$15.69

Net investment income[1]	0.17	0.21	0.18	0.20	0.15
Net realized and unrealized gain (loss)	2.40	(5.30)	0.08	2.97	0.26

Net increase (decrease) from investment operations	2.57	(5.09)	0.26	3.17	0.41

Dividends and distributions from:
Net investment income	(0.18)	(0.26)	(0.22)	(0.25)	(0.19)
Net realized gain	—	(0.13)	(2.10)	(1.80)	(1.17)

Total dividends and distributions	(0.18)	(0.39)	(2.32)	(2.05)	(1.36)

Net asset value, end of year	$10.71	$8.32	$13.80	$15.86	$14.74 .

Total Investment Return:[2]
Based on net asset value	30.87%	(36.91)%	1.53%	21.59%	2.62%

Ratios to Average Net Assets:
Total expenses	0.93%	0.93%	0.92%	0.92%	0.92%

Total expenses after fees waived	0.93%	0.93%	0.92%	0.92%	0.92%

Net investment income	1.91%	1.87%	1.12%	1.30%	0.98%

Supplemental Data:
Net assets, end of year (000)	$22,298	$15,784	$23,265	$17,042	$6,211

Portfolio turnover	43%	49%	37%	25%	37%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

14

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Basic Value V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. The Money Market Series’ investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Fund are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the

15

current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives income on the loaned securities but does not receive the income on the collateral. The Fund may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15,

16

2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Bank Overdraft: The Fund recorded a bank overdraft due to estimates of available cash.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.60% of the average daily value of the Fund’s net assets.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II and Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2009, the Fund reimbursed the Manager $7,757 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company has entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.15% and 0.25% based upon the average daily net assets of Class II and Class III, respectively.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services and customer identification services.

The Company has received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM, on behalf of the Fund, may invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2009, BIM received $13,609 in securities lending agent fees.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for

17

compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities, for year ended December 31, 2009 were $181,803,650 and $191,493,608, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended December 31, 2009.

5.  Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/2009	12/31/2008

Distributions paid from:

Ordinary income	$9,224,024	$13,000,025

Long-term capital gains	—	6,120,178

Total distributions	$9,224,024	$19,120,203

As of December 31, 2009 the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$769,463

Capital loss carryforwards	(119,791,380)

Net unrealized gains*	27,344,245

Total	$(91,677,672)

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$29,000,868

2017	90,790,512

Total	$119,791,380

6.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

18

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	4,886,061	$47,505,303

Shares issued to shareholders in reinvestment of dividends	810,927	8,695,626

Total issued	5,696,988	56,200,929

Shares redeemed	(7,327,219)	(64,384,209)

Net decrease	(1,630,231)	$(8,183,280)

Class I Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	3,073,747	$36,763,879

Shares issued to shareholders in reinvestment of dividends and distributions	2,189,619	18,020,563

Total issued	5,263,366	54,784,442

Shares redeemed	(16,885,742)	(176,535,378)

Net decrease	(11,622,376)	$(121,750,936)

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	5,752	$45,785

Shares issued to shareholders in reinvestment of dividends	15,493	165,340

Total issued	21,245	211,125

Shares redeemed	(228,790)	(2,061,624)

Net decrease	(207,545)	$(1,850,499)

Class II Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	20,430	$203,668

Shares issued to shareholders in reinvestment of dividends and distributions	49,780	408,691

Total issued	70,210	612,359

Shares redeemed	(445,219)	(5,179,074)

Net decrease	(375,009)	$(4,566,715)

Class III Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	631,063	$5,595,576

Shares issued to shareholders in reinvestment of dividends	34,020	363,058

Total issued	665,083	5,958,634

Shares redeemed	(480,043)	(4,315,003)

Net increase	185,040	$1,643,631

Class III Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	692,660	$8,237,326

Shares issued to shareholders in reinvestment of dividends and distributions	84,262	690,949

Total issued	776,922	8,928,275

Shares redeemed	(565,197)	(6,475,063)

Net increase	211,725	$2,453,212

8.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 23, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

19

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Basic Value V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Basic Value V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 23, 2010

20

BlackRock Fundamental Growth V.I. Fund

Annual Report
December 31, 2009

BlackRock Variable Series Funds, Inc.
BlackRock Fundamental Growth V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed the Russell 1000 Growth Index for the 12-month period, as negative stock selection in the health care and financials sectors offset excellent results from information technology (IT) and materials.

What factors influenced performance?

•	An overweight in biotechnology and stock selection across several industries accounted for the underperformance in health care. After huge outperformance in 2008, biotechnology underperformed the market in 2009, and the Fund’s positions in Celgene Corp. and Genzyme Corp. had a negative impact on performance. Other detractors within the sector included Abbott Laboratories and Boston Scientific Corp. In financials, the Fund’s investment in Wells Fargo & Co. detracted significantly as the commercial bank continued to face challenges related to the financial crisis.

•	The greatest relative contribution to performance for the year came from the IT sector. Broad-based successes from semiconductor manufacturers (PMC-Sierra, Inc. and Broadcom Corp.), to business software producers (Salesforce.com, Inc. and Check Point Software Technologies Ltd.), to consumer technology icons (Apple, Inc. and Google, Inc.) propelled the Fund’s IT holdings to a gain of more than 70% in 2009. Additionally, commodity prices rallied in anticipation of economic improvement, benefiting the Fund’s materials holdings. Freeport McMoRan Copper & Gold, Inc. climbed higher on the back of surging copper prices. Finally, the Fund’s underweight in the consumer staples sector benefited performance as this sector delivered the lowest return of all major sectors within the Russell 1000 Growth Index.

Describe recent portfolio activity.

•	As a result of market movement and individual bottom-up stock selection decisions, the Fund’s sector positioning evolved throughout the year. Its allocation to IT increased significantly, while consumer staples and health care experienced notable declines.

Describe Fund positioning at period end.

•	At period end, relative to the Russell 1000 Growth Index, the Fund’s largest overweights were in the industrials and consumer discretionary sectors, and its most substantial underweight was in consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2

BlackRock Variable Series Funds, Inc.
BlackRock Fundamental Growth V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average rates of growth earnings over the long term.

[2]	Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation.

[5]	Commencement of operations.
Performance Summary as of December 31, 2009

	6-Month		Average Annual Total Returns
	Total Returns		1 Year		5 Year		Since Inception[7]

Class I Shares[6]	24.52%		36.01%		2.17%		(1.80)%

Class III Shares[6]	24.36	[8]	35.67	[8]	1.91	[8]	(2.05)[8]

S&P 500 Index	22.59		26.46		0.42		(1.25)

Russell 1000 Growth Index	23.03		37.21		1.63		(4.60)

[6]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[7]	Commencement of operations for Class I Shares is April 3, 2000.

[8]	The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution
(12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

3

BlackRock Variable Series Funds, Inc.
BlackRock Fundamental Growth V.I. Fund
Fund Information as of December 31, 2009

Percent of
Sector Allocation	Long-Term Investments

Information Technology	36%
Health Care	16
Consumer Discretionary	13
Industrials	12
Consumer Staples	10
Financials	5
Energy	5
Materials	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4

BlackRock Variable Series Funds, Inc.
BlackRock Fundamental Growth V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	July 1, 2009	December 31, 2009	During the Period[1]	July 1, 2009	December 31, 2009	During the Period[1]

Class I	$1,000	$1,245.20	$4.36	$1,000	$1,021.32	$3.92

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

5

BlackRock Variable Series Funds, Inc.
BlackRock Fundamental Growth V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Air Freight & Logistics — 2.9%
C.H. Robinson Worldwide, Inc.	35,300	$2,073,169
United Parcel Service Inc., Class B	66,100	3,792,157

		5,865,326

Airlines — 1.8%
Delta Air Lines, Inc. (a)	316,900	3,606,322

Beverages — 2.5%
The Coca-Cola Co.	88,600	5,050,200

Biotechnology — 1.9%
Amgen, Inc. (a)	66,300	3,750,591

Capital Markets — 1.0%
Morgan Stanley	71,700	2,122,320

Chemicals — 0.8%
Ecolab, Inc.	34,600	1,542,468

Commercial Banks — 1.4%
Wells Fargo & Co.	102,600	2,769,174

Communications Equipment — 6.3%
Cisco Systems, Inc. (a)	165,600	3,964,464
Palm, Inc. (a)(b)	165,000	1,656,600
QUALCOMM, Inc.	154,400	7,142,544

		12,763,608

Computers & Peripherals — 10.6%
Apple, Inc. (a)	45,000	9,488,700
EMC Corp. (a)	101,700	1,776,699
Hewlett-Packard Co.	118,600	6,109,086
NetApp, Inc. (a)	61,300	2,108,107
Seagate Technology	106,900	1,944,511

		21,427,103

Diversified Financial Services — 1.7%
CME Group, Inc.	4,500	1,511,775
JPMorgan Chase & Co.	44,800	1,866,816

		3,378,591

Energy Equipment & Services — 1.5%
Schlumberger Ltd.	18,900	1,230,201
Transocean Ltd. (a)	21,185	1,754,118

		2,984,319

Food & Staples Retailing — 2.6%
Wal-Mart Stores, Inc.	99,200	5,302,240

Health Care Equipment & Supplies — 1.7%
Zimmer Holdings, Inc. (a)	59,800	3,534,778

Health Care Providers & Services — 3.9%
Express Scripts, Inc. (a)	42,900	3,708,705
Medco Health Solutions, Inc. (a)	50,400	3,221,064
WellPoint, Inc. (a)	17,600	1,025,904

		7,955,673

Health Care Technology — 1.0%
Cerner Corp. (a)(b)	25,800	2,126,952

Hotels, Restaurants & Leisure — 2.6%
Las Vegas Sands Corp. (a)(b)	70,000	1,045,800
Starbucks Corp. (a)	96,100	2,216,066
Starwood Hotels & Resorts Worldwide, Inc.	52,300	1,912,611

		5,174,477

Household Products — 3.0%
The Procter & Gamble Co.	99,300	6,020,559

Industrial Conglomerates — 2.2%
3M Co.	54,200	4,480,714

Insurance — 0.9%
MetLife, Inc.	52,700	1,862,945

Internet & Catalog Retail — 2.4%
Amazon.com, Inc. (a)(b)	35,500	4,775,460

Internet Software & Services — 6.0%
Baidu.com, Inc. — ADR (a)	5,200	2,138,396
Google, Inc. Class A (a)	16,000	9,919,680

		12,058,076

Life Sciences Tools & Services — 1.7%
Covance, Inc. (a)	24,100	1,315,137
Life Technologies Corp (a)	40,600	2,120,538

		3,435,675

Machinery — 4.9%
Cummins, Inc.	45,800	2,100,388
Danaher Corp.	68,000	5,113,600
PACCAR, Inc.	74,300	2,694,861

		9,908,849

Media — 2.9%
CBS Corp., Class B	170,600	2,396,930
Comcast Corp., Class A	208,300	3,511,938

		5,908,868

Metals & Mining — 2.1%
Agnico-Eagle Mines Ltd.	14,000	756,000
Freeport-McMoRan Copper & Gold, Inc., Class B	23,000	1,846,670
United States Steel Corp.	28,400	1,565,408

		4,168,078

Multiline Retail — 3.2%
JCPenney Co., Inc.	78,800	2,096,868
Kohl’s Corp. (a)	80,700	4,352,151

		6,449,019

Oil, Gas & Consumable Fuels — 3.3%
Anadarko Petroleum Corp.	30,100	1,878,842
EOG Resources, Inc.	19,500	1,897,350
PetroHawk Energy Corp. (a)	125,300	3,005,947

		6,782,139

Personal Products — 1.1%
Avon Products, Inc.	71,000	2,236,500

Portfolio Abbreviation
ADR     American Depositary Receipts

See Notes to Financial Statements.

6

BlackRock Variable Series Funds, Inc.
BlackRock Fundamental Growth V.I. Fund

Schedule of Investments December 31, 2009 (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Pharmaceuticals — 5.6%
Abbott Laboratories	92,800	$5,010,272
Pfizer, Inc.	239,300	4,352,867
Teva Pharmaceutical Industries Ltd. — ADR	36,900	2,073,042

		11,436,181

Professional Services — 0.7%
Manpower, Inc.	27,800	1,517,324

Semiconductors & Semiconductor Equipment — 5.1%
Broadcom Corp., Class A (a)	65,100	2,047,395
Cree, Inc. (a)	10,600	597,522
Lam Research Corp. (a)	60,200	2,360,442
Micron Technology, Inc. (a)	201,000	2,122,560
Nvidia Corp. (a)	106,500	1,989,420
PMC-Sierra, Inc. (a)	146,800	1,271,288

		10,388,627

Software — 7.6%
Check Point Software Technologies Ltd. (a)	85,100	2,883,188
Microsoft Corp.	293,400	8,945,766
Salesforce.com, Inc. (a)	47,900	3,533,583

		15,362,537

Specialty Retail — 1.7%
CarMax, Inc. (a)(b)	64,900	1,573,825
Home Depot, Inc.	67,900	1,964,347

		3,538,172

Tobacco — 1.3%
Philip Morris International, Inc.	56,400	2,717,916

Total Long-Term Investments (Cost — $164,807,670) — 99.9%		202,401,781

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(d)	9,761,409	9,761,409

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)	$9,840	9,839,750

Total Short-Term Securities (Cost — $19,601,159) — 9.7%		19,601,159

Total Investments (Cost — $184,408,829*) — 109.6%		222,002,940
Liabilities in Excess of Other Assets — (9.6)%		(19,438,708)

Net Assets — 100.0%		$202,564,232

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$187,815,170

Gross unrealized appreciation	$36,063,120
Gross unrealized depreciation	(1,875,350)

Net unrealized appreciation	$34,187,770

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$9,761,409	$10,941
BlackRock Liquidity Series, LLC Cash Sweep Series	$(658,689)	$1,685
BlackRock Liquidity Series, LLC Money market Series	$9,839,750	$5,812

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from securities loans.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayments speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1
Long-Term Investments[1]	$202,401,781
Short-Term Securities	9,761,409

Total Level 1	212,163,190

Level 2—Short-Term Securities	9,839,750
Level 3	—

Total	$222,002,940

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

7

BlackRock Variable Series Funds, Inc.
BlackRock Fundamental Growth V.I. Fund
Statement of Assets and Liabilities December 31, 2009

Assets:
Investments at value—unaffiliated (including securities loaned of $9,467,380) (cost—$164,807,670)	$202,401,781
Investments at value—affiliated (cost—$19,601,159)	19,601,159
Capital shares sold receivable	360,222
Dividends receivable	136,985
Prepaid expenses	23,101
Securities lending income receivable—affiliated	2,128

Total assets	222,525,376

Liabilities:
Capital shares redeemed payable	9,965,504
Collateral at value—securities loaned	9,839,750
Investment advisory fees payable	115,672
Other affiliates payable	1,734
Officer’s and Directors’ fees payable	323
Other accrued expenses payable	38,161

Total liabilities	19,961,144

Net Assets	$202,564,232

Net Assets Consist of:
Paid-in capital	$194,342,126
Undistributed net investment income	2,287
Accumulated net realized loss	(29,375,781)
Net unrealized appreciation/depreciation	37,595,600

Net Assets	$202,564,232

Net Asset Value:
Class I—Based on net assets of $202,564,232 and 28,114,800 shares outstanding, 100 million shares authorized, $0.10 par value	$7.20

See Notes to Financial Statements.

8

BlackRock Variable Series Funds, Inc.
BlackRock Fundamental Growth V.I. Fund
Statement of Operations Year Ended December 31, 2009

Investment Income:
Dividends	$1,834,193
Foreign taxes withheld	(8,133)
Income—affiliated	12,626
Securities lending—affiliated	5,812

Total income	1,844,498

Expenses:
Investment advisory	1,001,732
Professional	51,214
Accounting services	46,539
Custodian	29,819
Printing	28,736
Officer and Directors	19,505
Transfer agent	5,000
Registration	2,308
Miscellaneous	13,956

Total expenses	1,198,809
Less fees waived by advisor	(1,628)

Total expenses after fees waived	1,197,181

Net investment income	647,317

Realized and Unrealized Gain:
Net realized gain from investments	5,703,278

Net change in unrealized appreciation/depreciation on:
Investments	47,227,063
Foreign currency transactions	263

47,227,326

Total realized and unrealized gain	52,930,604

Net Increase in Net Assets Resulting from Operations	$53,577,921

See Notes to Financial Statements.

9

BlackRock Variable Series Funds, Inc.
BlackRock Fundamental Growth V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2009	2008

Operations:
Net investment income	$647,317	$565,253
Net realized gain (loss)	5,703,278	(34,601,744)
Net change in unrealized appreciation/depreciation	47,227,326	(28,116,971)

Net increase (decrease) in net assets resulting from operations	53,577,921	(62,153,462)

Dividends and Distributions to Shareholders From:
Net investment income	(653,454)	(579,997)
Net realized gain	—	(122,686)

Decrease in net assets resulting from dividends and distributions to shareholders	(653,454)	(702,683)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	57,703,679	(4,495,609)

Net Assets:
Total increase (decrease) in net assets	110,628,146	(67,351,754)
Beginning of year	91,936,086	159,287,840

End of year	$202,564,232	$91,936,086

Undistributed net investment income	$2,287	$8,424

See Notes to Financial Statements.

10

BlackRock Variable Series Funds, Inc.
BlackRock Fundamental Growth V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$5.31	$8.75	$8.22	$7.91	$7.40

Net investment income[1]	0.03	0.03	0.02	0.05	0.04
Net realized and unrealized gain (loss)	1.88	(3.43)	1.56	0.31	0.51

Net increase (decrease) from investment operations	1.91	(3.40)	1.58	0.36	0.55

Dividends and distributions from:
Net investment income	(0.02)	(0.03)	(0.04)	(0.05)	(0.04)
Net realized gain	—	(0.01)	(1.01)	—	—

Total dividends and distributions	(0.02)	(0.04)	(1.05)	(0.05)	(0.04)

Net asset value, end of year	$7.20	$5.31	$8.75	$8.22	$7.91

Total Investment Return:[2]
Based on net asset value	36.01%	(38.84)%	19.08%	4.54%	7.49%

Ratios to Average Net Assets:
Total expenses	0.78%	0.77%	0.79%	0.75%	0.76%

Total expenses after fees waived	0.78%	0.77%	0.79%	0.75%	0.76%

Net investment income	0.42%	0.40%	0.29%	0.58%	0.56%

Supplemental Data:
Net assets, end of year (000)	$202,564	$91,936	$159,288	$114,681	$178,692

Portfolio turnover	102%	141%	102%	69%	82%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

	Class III
	Year Ended December 31,
	2007[1]		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$8.22		$7.92	$7.40

Net investment income[2]	0.01		0.05	0.04
Net realized and unrealized gain	1.55		0.30	0.52

Net increase from investment operations	1.56		0.35	0.56

Dividends and distributions from:
Net investment income	(0.02)		(0.05)	(0.04)
Net realized gain	(1.01)		—	—

Total dividends and distributions	(1.03)		(0.05)	(0.04)

Net asset value, end of period	$8.75		$8.22	$7.92

Total Investment Return:[3]
Based on net asset value	18.84%		4.41%	7.63%

Ratios to Average Net Assets:
Total expenses	1.01%		0.76%	0.76%

Net investment income	0.06%		0.57%	0.58%

Supplemental Data:
Net assets, end of period (000)	—	[1]	$1	$1

Portfolio turnover	102%		69%	82%

[1]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008 and December 31, 2009.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

11

BlackRock Variable Series Funds, Inc.
BlackRock Fundamental Growth V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Fundamental Growth V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. The Money Market Series’ investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Fund are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gain (loss) for

12

financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives income on the loaned securities but does not receive the income on the collateral. The Fund may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

13

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.65% of the average daily value of the Fund’s net assets.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding interest, taxes, brokerage fees and commissions, distribution fees imposed on Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2009, the Fund reimbursed the Manager $2,948 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plan adopted by the Company in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class III Shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Transfer agency fees are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of the Fund, check writing, anti-money laundering services and customer identification services.

The Company has received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on the share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, may invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2009, BIM received $ 1,499 in securities lending agent fees.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2009 were $208,828,160 and $150,856,578, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit

14

agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended December 31, 2009.

5.  Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/2009	12/31/2008

Distributions paid from:

Ordinary income	$653,454	$702,683

As of December 31, 2009, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$2,287

Capital loss carryforwards	(25,969,440)

Net unrealized gains*	34,189,259

Total	$8,222,106

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$3,900,003

2017	22,069,437

Total	$25,969,440

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	16,491,442	$93,098,814

Shares issued to shareholders in reinvestment of dividends	89,958	653,454

Total issued	16,581,400	93,752,268

Shares redeemed	(5,789,264)	(36,048,589)

Net increase	10,792,136	$57,703,679

Class I Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	4,363,393	$33,675,258

Shares issued to shareholders in reinvestment of dividends and distributions	133,844	702,683

Total issued	4,497,237	34,377,941

Shares redeemed	(5,385,314)	(38,873,550)

Net decrease	(888,077)	$(4,495,609)

8.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 23, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

15

BlackRock Variable Series Funds, Inc.
BlackRock Fundamental Growth V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Fundamental Growth V.I. Fund and Board of Directors of
BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Fundamental Growth V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Fundamental Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted by the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 23, 2010

16

BlackRock Global Allocation V.I. Fund

Annual Report
December 31, 2009

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed its Reference Benchmark for the 12-month period, but underperformed the Financial Times Stock Exchange (FTSE) World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement.

What factors influenced performance?

•	Contributing favorably to the Fund’s relative performance was an overweight and stock selection in Hong Kong and Singapore, an overweight in Canada, and an underweight in the United States. The Fund also benefited from an overweight position in emerging markets, including Brazil, Russia, India, and China. From a sector perspective, stock selection in the energy and industrial sectors, along with an overweight in materials and an underweight and stock selection in utilities, all contributed positively. In fixed income, the Fund’s overweight positions in US Treasury Inflation Protected Securities (TIPS) and convertible bonds added to relative performance.

•	Detracting from the Fund’s relative performance was an overweight and stock selection in Japan, in addition to underweights and stock selection in both the United Kingdom and Australia. Stock selection in Canada and South Korea also detracted from relative performance. From a sector perspective, an underweight and stock selection in the financials, information technology (IT) and consumer discretionary sectors all had a negative impact on relative performance.

Describe recent portfolio activity.

•	During the period, the Fund’s overall equity allocation decreased from 59% to 58% of net assets. Within equities, decreases in the United States and Asia were partially offset by increases in Europe, Latin America and Africa/Middle East. On a sector basis, we increased the Fund’s weightings in IT, financials, materials and consumer staples, and reduced its weightings in health care, telecommunication services, energy, industrials, utilities and consumer discretionary.

•	The Fund’s allocation to fixed income increased from 26% to 29% of net assets primarily due to increases in US convertible bonds, US dollar (USD)-denominated foreign corporate bonds and US Treasuries, which were partially offset by decreases in US TIPS and UK Gilts. Reflecting the above changes, the Fund’s cash equivalent holdings decreased from 15% to 13% of net assets.

Describe Fund positioning at period end.

•	Compared to its Reference Benchmark, the Fund ended the period underweight in equities and fixed income, and overweight in cash equivalents. Within the equity segment, the Fund is underweight in the United States and Europe, and it is overweight in Asia and Latin America.

•	On a sector basis, the Fund is overweight in materials, telecommunication services, health care and energy, and it is underweight in consumer discretionary, financials, consumer staples, IT, utilities and industrials.

•	As for currency exposure, the Fund has underweight positions in the euro, British pound, Australian dollar and Swiss franc. The Fund has a modest overweight in the USD, with additional overweight positions in the Brazilian real, Canadian dollar and several Asian currencies, including the Singapore dollar, Malaysian ringgit and Indian rupee.

•	The Fund’s period-end cash position was 13%. Over the course of the past 12 months, cash has helped mitigate portfolio volatility and served as a source of funds for new investments. Currently, the Fund is overweight in cash equivalents relative to its Reference Benchmark, partially to keep overall portfolio duration low.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in a portfolio of equity and fixed-income securities of US and foreign issuers.

[2]	Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based on the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

[3]	This unmanaged market capitalization-weighted index is comprised of nearly 2,000 equities from 24 countries in 12 regions, including the United States.

[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex US) Equities; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Performance Summary as of December 31, 2009

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years

Class I Shares[1]	14.53%	21.30%	8.02%	5.55%

Class II Shares[1]	14.47	21.05	7.85	5.42	[6]

Class III Shares[1]	14.34	20.92	7.78	5.29	[6]

FTSE World Index	23.57	34.38	3.63	1.15

Reference Benchmark	14.85	19.22	4.00	3.35

US Stocks: S&P 500 Index[2]	22.59	26.46	0.42	(0.95)

Non-US Stocks: FTSE World Index (Ex US) Equities[3]	24.31	40.52	6.17	3.12

US Bonds: BofA Merrill Lynch Current 5-Year US Treasury Index[4]	1.50	(1.47)	4.85	6.04

Non-US Bonds: Citigroup Non-US Dollar World Government Bond Index[5]	5.03	4.39	4.46	6.60

[1]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
[2]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
[3]	This unmanaged capitalization-weighted index is comprised of 2,207 companies in 46 countries, excluding the United States.
[4]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.
[5]	This unmanaged market capitalization-weighted index tracks 10 government bond indexes, excluding the United States.
[6]	The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based on the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

Past performance is not indicative of future results.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Fund Information as of December 31, 2009

	Percent of Fund’s		Reference Benchmark
Portfolio Information	Net Assets		Percentages[4]

US Equities	31%[1]		36%

European Equities	8	[1]	13

Pasic Basin Equities	13	[1]	8

Other Equities	6		3

Total Equities	58	[2]	60

US Dollar Denominated Fixed Income Securities	18		24

US Issuers	13		—

Non-US Issuers	5		—

Non-US Dollar Denominated Fixed Income Securities	11		16

Total Fixed Income Securities	29		40

Cash & Cash Equivalents[3]	13		—

[1]	Includes value of financial futures contracts.

[2]	Includes Preferred Stock.

[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500 Index; 24% FTSE World Index (Ex US) Equities; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	July 1, 2009	December 31, 2009	During the Period[1]	July 1, 2009	December 31, 2009	During the Period[1]

Class I	$1,000	$1,145.30	$4.00	$1,000	$1,021.47	$3.77

Class II	$1,000	$1,144.70	$4.81	$1,000	$1,020.71	$4.53

Class III	$1,000	$1,143.40	$5.35	$1,000	$1,020.21	$5.04

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.74% for Class I, 0.89% for Class II and 0.99% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including swaps, options, financial futures contracts and foreign currency exchange contracts, as specified in Note 2 of the Notes to Consolidated Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 0.6%
BHP Billiton Ltd.	379,400	$14,518,356
CSL Ltd.	171,000	4,972,577
Newcrest Mining Ltd.	102,150	3,235,567
Telstra Corp. Ltd.	1,160,000	3,566,270
Transurban Group	201,896	999,197
Woodside Petroleum Ltd.	92,408	3,897,033

		31,189,000

Austria — 0.0%
Telekom Austria AG	58,000	827,932

Belgium — 0.1%
RHJ International (a)	635,900	4,829,268
RHJ International — ADR (a)(b)	40,600	310,799

		5,140,067

Brazil — 2.3%
All America Latina Logistica SA	195,950	1,834,569
Banco Itau Holding Financeira SA (Preference Shares)	117,300	2,606,742
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Preference Shares)	254,886	9,519,062
Cia Energetica de Minas Gerais — ADR	77,987	1,408,445
Cosan Ltd. (a)	419,400	3,648,780
Cyrela Brazil Realty SA	538,500	7,577,972
GVT Holding SA (a)	98,900	3,180,592
Hypermarcas SA (a)	471,300	10,828,260
Mrv Engenharia e Participacoes SA	495,000	4,008,903
NET Servicos de Comunicacao SA (Preference Shares) (a)	157,100	2,165,652
Petroleo Brasileiro SA — ADR	99,840	4,760,371
Petroleo Brasileiro SA — ADR (c)	1,173,000	49,723,470
SLC Agricola SA	421,800	3,949,075
Usinas Siderurgicas de Minas Gerais SA (Preference ‘A’ Shares)	57,400	1,628,366
Vale SA, Class A (Preference Shares)	338,800	8,212,154
Vivo Participacoes SA — ADR (c)	311,700	9,662,700

		124,715,113

Canada — 2.7%
Agrium Inc. (a)	6,900	424,350
Alamos Gold, Inc. (a)	348,400	4,184,065
BCE, Inc.	14,700	405,867
Barrick Gold Corp.	429,286	16,905,283
Canadian Natural Resources Ltd. (c)	80,200	5,770,390
Canadian Pacific Railway Ltd.	179,300	9,709,920
Cenovus Energy, Inc.	5,800	146,160
Eldorado Gold Corp. (a)	647,600	9,238,602
EnCana Corp.	5,800	187,862
Goldcorp, Inc.	495,300	19,485,102
Golden Star Resources Ltd. (a)	175,500	547,048
IAMGOLD Corp.	982,200	15,361,608
IAMGOLD, International African Mining Gold Corp.	236,400	3,731,858
Kinross Gold Corp.	1,181,524	21,854,353
New Gold, Inc. (a)	49,300	179,127
Potash Corp. of Saskatchewan, Inc.	24,200	2,625,700
Rogers Communications, Inc., Class B	173,400	5,381,385
Sino-Forest Corp. (a)	361,400	6,696,880
Suncor Energy, Inc.	98,600	3,508,061
TELUS Corp.	47,600	1,552,456
Thomson Reuters Corp.	6,700	216,075
Talisman Energy, Inc.	50,200	943,349
Teck Resources Ltd., Class B (a)	10,700	374,179
Vittera, Inc. (a)	143,800	1,357,084
Yamaha Gold, Inc.	1,408,800	16,164,460

		146,951,224

Chile — 0.1%
Banco Santander Chile SA — ADR	25,000	1,619,500
Sociedad Quimica y Minera de Chile SA	60,100	2,257,957

		3,877,457

China — 1.3%
Beijing Enterprises Holdings Ltd.	2,343,151	16,970,878
Chaoda Modern Agriculture Holdings Ltd.	9,822,618	10,456,099
China BlueChemical Ltd.	2,755,600	1,682,999
China Communications Services Corp. Ltd.	39,000	19,090
China Huiyan Juice Group Ltd.	781,000	553,799
China Life Insurance Co. Ltd.	787,500	3,853,453
China Life Insurance Co. Ltd. — ADR (c)	55,733	4,088,016
China Mobile Ltd.	869,900	8,093,992
China Shenhua Energy Co. Ltd., Class H	1,733,200	8,413,488
China South Locomotive and Rolling Corp.	1,178,800	860,840
China Unicom Ltd.	1,070,000	1,404,123
Denway Motors Ltd.	2,303,500	1,455,203
Guangshen Railway Co. Ltd.	4,255,000	1,729,214
Jiangsu Express	332,900	295,940
Ping An Insurance Group Co. of China Ltd.	155,300	1,350,359
Shanghai Industrial Holdings Ltd.	165,200	837,933
Tianjin Development Holdings Ltd.	9,760,700	7,244,999
Tianjin Port Development Holdings Ltd.	2,864,800	1,031,971
Xiamen International Port Co. Ltd.	4,042,600	722,909

		71,065,305

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	GDR	Global Depositary Receipts	PLN	Polish Zloty
AUD	Australian Dollar	HKD	Hong Kong Dollar	SGD	Singapore Dollar
BRL	Brazilian Real	IDR	Indonesian Rupiah	SPDR	Standard & Poor’s
CAD	Canadian Dollar	JPY	Japanese Yen		Depository Receipts
CHF	Swiss Frank	KRW	South Korean Won	TRY	Turkish Lira
CNY	Chinese Yuan	MSCI	Morgan Stanley Capital	USD	US Dollar
ETF	Exchange-Traded Funds		International	ZAR	South African Rand
EUR	Euro	MYR	Malaysian Ringgit
GBP	British Pound	NZD	New Zealand Dollar

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Egypt — 0.1%
Telecom Egypt	933,994	$3,103,764

Finland — 0.0%
Fortum Oyj	85,093	2,308,526

France — 0.5%
AXA — ADR	4,600	108,928
AXA SA	82,766	1,943,260
Cie Generale d’Optique Essilor International SA	100,000	5,981,152
France Telecom SA	189,600	4,737,772
Sanofi-Aventis	31,100	2,445,790
Sanofi-Aventis — ADR	1,400	54,978
Thales SA	30,300	1,557,276
Total SA	123,617	7,939,906

		24,769,062

Germany — 0.1%
Allianz AG Registered Shares	19,967	2,475,107
Bayer AG	48,750	3,901,145
Bayer AG — ADR	600	47,880
Bayerische Motoren Werke AG	4,600	209,402

		6,633,534

Hong Kong — 0.6%
Cheung Kong Holdings Ltd.	346,000	4,446,162
Cheung Kong Infrastructure Holdings Ltd.	460,500	1,751,139
China Pacific Insurance Group Co. Ltd. (a)	354,300	1,412,009
China Telecom Corp., Ltd.	4,750,000	1,964,205
HSBC Holdings Plc Hong Kong Registered	338,000	3,844,729
Hutchison Whampoa Ltd.	605,943	4,145,778
The Link Real Estate Investment Trust	3,384,200	8,635,535
Ports Design Ltd.	13,000	40,082
Wharf Holdings Ltd.	799,537	4,588,549

		30,828,188

India — 0.6%
Adani Power Ltd. (a)	1,342,399	2,855,861
Bharat Heavy Electricals Ltd.	143,500	7,387,402
Container Corp. of India	44,500	1,249,120
Hindustan Lever Ltd.	275,300	1,560,282
Housing Development Finance Corp.	34,400	1,968,197
Larsen & Toubro Ltd.	67,900	2,444,681
Reliance Industries Ltd.	394,800	9,224,833
State Bank of India Ltd.	152,250	7,399,704

		34,090,080

Indonesia — 0.1%
Bumi Resources Tbk PT	13,350,036	3,399,102
Telekomunikasi Indonesia Tbk PT	2,074,400	2,064,912

		5,464,014

Ireland — 0.1%
Accenture Plc	9,000	373,500
Covidien Plc	81,278	3,892,403

		4,265,903

Israel — 0.2%
AFI Development Plc — GDR (a)	313,400	614,264
Ectel Ltd. (a)	12,832	15,912
Teva Pharmaceutical Industries Ltd. — ADR	159,645	8,968,856

		9,599,032

Italy — 0.1%
Assicurazioni Generali SpA	35,900	967,157
Intesa Sanpaolo SpA	516,800	2,325,609

		3,292,766

Japan — 5.9%
Aioi Insurance Co., Ltd.	1,988,000	9,529,359
Astellas Pharma, Inc.	88,700	3,309,295
The Bank of Kyoto Ltd.	153,800	1,243,111
Canon, Inc.	218,350	9,288,276
Coca-Cola Central Japan Co., Ltd.	84,897	1,059,270
Coca-Cola West Holdings Co., Ltd.	198,295	3,498,620
Daihatsu Motor Co., Ltd.	217,900	2,178,116
Daikin Industries Ltd.	21,200	837,341
Daiwa House Industry Co., Ltd.	308,300	3,315,063
East Japan Railway Co.	150,129	9,500,273
Fanuc Ltd.	16,150	1,505,213
Fuji Heavy Industries Ltd.	774,000	3,782,017
Fujitsu Ltd.	196,000	1,271,729
Futaba Industrial Co., Ltd.	207,600	1,738,194
Hitachi Chemical Co., Ltd.	180,100	3,670,536
Hokkaido Coca-Cola Bottling Co., Ltd.	71,300	348,895
Honda Motor Co., Ltd.	190,600	6,466,810
Hoya Corp.	329,800	8,799,897
JGC Corp.	354,000	6,523,391
KDDI Corp.	1,983	10,503,384
Kinden Corp.	234,000	1,982,842
Kirin Holdings Co., Ltd.	465,000	7,457,201
Kubota Corp.	1,003,700	9,209,791
Kyowa Hakko Kirin Co. Ltd.	234,300	2,477,680
Marco Polo Investment Holdings Ltd. (a)	263	—
Mikuni Coca-Cola Bottling Co., Ltd.	151,400	1,180,759
Mitsubishi Corp.	719,200	17,914,258
Mitsubishi Tanabe Pharma Corp.	122,000	1,522,299
Mitsubishi UFJ Financial Group, Inc.	1,270,800	6,259,688
Mitsui & Co., Ltd.	832,300	11,807,102
Mitsui Sumitomo Insurance Group Holdings, Inc.	194,100	4,957,547
Murata Manufacturing Co., Ltd.	100,300	5,005,693
NCB Holdings Ltd. (a)	2,150	—
NGK Insulators Ltd.	111,000	2,427,504
NTT DoCoMo, Inc.	11,451	15,979,737
NTT Urban Development Co.	1,538	1,026,672
Nintendo Co., Ltd.	10,900	2,603,324
Nippon Telegraph & Telephone Corp.	147,100	5,810,902
Nipponkoa Insurance Co., Ltd.	1,265,500	7,205,175
Nomura Holdings, Inc.	521,100	3,875,251
Okumura Corp.	887,500	2,996,345
Rinnai Corp.	40,900	1,976,492
Rohm Co., Ltd.	53,200	3,471,988
Sekisui House Ltd.	815,000	7,398,837
Seven & I Holdings Co., Ltd.	362,100	7,393,520
Shimachu Co., Ltd.	45,700	900,674
Shin-Etsu Chemical Co., Ltd.	220,700	12,460,357
Shionogi & Co., Ltd.	177,500	3,848,438
Sony Corp. — ADR	2,000	58,000
Sumitomo Chemical Co., Ltd.	3,520,900	15,447,814
Sumitomo Electric Industries Ltd.	117,500	1,463,566
Suzuki Motor Corp.	456,300	11,237,310
TDK Corp.	52,200	3,190,072
Tadano Ltd.	98,500	409,836
Terumo Corp.	30,400	1,832,205
Toda Corp.	787,400	2,523,570

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (concluded)

Toho Co., Ltd.	192,800	$3,131,735
Tokio Marine Holdings, Inc.	630,400	17,203,115
Tokyo Gas Co., Ltd.	1,583,000	6,318,753
Toyota Industries Corp.	239,100	7,140,995
Toyota Motor Corp.	141,000	5,944,696
Ube Industries Ltd.	1,306,200	3,573,777
West Japan Railway Co.	940	3,151,490

		320,145,800

Kazakhstan — 0.2%
KazMunaiGas Exploration Production — GDR	470,900	11,725,410

Luxembourg — 0.0%
Millicom International Cellular SA	5,100	376,227

Malaysia — 0.3%
Axiata Group Bhd (a)	1,120,625	996,447
British American Tobacco Malaysia Bhd	167,200	2,087,018
Genting Malaysia Bhd	559,375	457,146
IOI Corp. Bhd	2,379,005	3,788,196
PLUS Expressways Bhd	3,533,908	3,366,548
Telekom Malaysia Bhd	1,434,000	1,279,027
Tenaga Nasional Bhd	1,353,203	3,310,463

		15,284,845

Mexico — 0.2%
America Movil, SA de CV — ADR	165,200	7,761,096
Fomento Economico Mexicano, SA de CV — ADR	37,600	1,800,288

		9,561,384

Netherlands — 0.1%
Koninklijke KPN NV	171,491	2,914,912
Koninklijke Philips Electronics NV	115,800	3,420,128
Unilever NV — ADR	12,200	394,426

		6,729,466

Norway — 0.1%
Statoil ASA	197,900	4,935,551

Philippines — 0.0%
First Gen Corp. (a)	40,500	8,445

Russia — 0.8%
Kuzbassrazrezugol (a)	3,353,475	1,274,321
MMC Norilsk Nickel — ADR (a)	405,917	5,824,909
Novorossiysk Commercial Sea Port — GDR	553,500	6,370,785
OAO Rosnft Oil Co. — GDR (a)	285,700	2,457,020
Polyus Gold Co. ZAO — ADR	232,600	6,454,650
RusHydro — ADR (a)	2,394,172	9,169,679
Sberbank	3,167,900	8,898,631
Surgutneftegaz — ADR	158,200	1,407,980
Uralkali — GDR	7,100	149,100

		42,007,075

Singapore — 0.7%
CapitaLand Ltd.	156,250	463,525
DBS Group Holdings Ltd.	250,000	2,717,745
Fraser and Neave Ltd.	1,235,000	3,671,105
Keppel Corp. Ltd.	1,045,500	6,090,181
MobileOne Ltd.	1,261,130	1,695,395
Noble Group Ltd.	246,560	565,547
Oversea-Chinese Banking Corp.	1,107,800	7,133,285
Parkway Holdings Ltd.	1,940,300	4,010,030
Parkway Life Real Estate Investment Trust	58,300	50,395
Sembcorp Marine Ltd.	529,300	1,381,030
Singapore Press Holdings Ltd.	757,000	1,970,644
Singapore Telecommunications Ltd.	3,268,530	7,199,316
United Overseas Bank Ltd.	127,500	1,774,769

		38,722,967

South Africa — 0.1%
Anglo Platinum Ltd.	7,000	747,406
Gold Fields Ltd. — ADR	88,100	1,154,991
Impala Platinum Holdings Ltd.	27,500	751,692
Katanga Mining Ltd. (a)	328,568	219,915
Sasol Ltd.	7,300	292,540

		3,166,544

South Korea — 0.7%
Cheil Industries, Inc. (a)	20,453	990,430
KT Corp. — ADR (c)	272,040	4,575,713
KT&G Corp. (a)	78,800	4,357,947
Korean Reinsurance Co.	40,204	339,547
LG Corp. (a)	30,500	1,905,110
LG Display Co. Ltd. (a)	89,200	3,015,888
LS Corp. (a)	26,900	2,675,800
Meritz Fire & Marine Insurance Co. Ltd.	38,122	223,045
POSCO	4,187	2,208,104
POSCO — ADR (c)	40,100	5,257,110
Paradise Co. Ltd. (a)	179,018	584,872
SK Telecom Co., Ltd.	6,800	992,577
Samsung Electronics Co., Ltd.	11,260	7,721,319
Samsung Fine Chemicals Co., Ltd. (a)	70,400	2,838,958

		37,686,420

Spain — 0.1%
Iberdrola Renovables	59,700	284,291
Telefonica SA	254,590	7,125,724

		7,410,015

Switzerland — 0.8%
Credit Suisse Group AG	66,755	3,307,134
Foster Wheeler AG (a)	135,221	3,980,906
Nestle SA Registered Shares	250,203	12,143,261
Noble Corp.	9,751	396,866
Novartis AG Registered Shares	74,632	4,075,597
Roche Holding AG	28,238	4,829,062
Transocean Ltd. (a)	46,000	3,808,800
Tyco Electronics Ltd.	45,578	1,118,940
Tyco International Ltd.	42,439	1,514,224
UBS AG	185,700	2,891,762
Weatherford International Ltd. (a)	99,840	1,788,134
Zurich Financial Services AG	23,838	5,211,552

		45,066,238

Taiwan — 0.8%
Asustek Computer, Inc.	1,062,992	2,047,401
Catcher Technology Co. Ltd.	314,600	875,031
Cheng Shin Rubber Industry Co. Ltd.	444,000	1,025,473
Chunghwa Telecom Co., Ltd.	1,376,203	2,566,654
Chunghwa Telecom Co., Ltd. — ADR (c)	364,753	6,773,463
Compal Electronics, Inc.	752,000	1,038,743
Delta Electronics, Inc.	1,685,141	5,301,045
Far EasTone Telecommunications Co., Ltd.	2,275,000	2,724,037

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Taiwan (concluded)

HON HAI Precision Industry Co., Ltd.	765,637	$3,580,621
HTC Corp.	504,550	5,780,416
MediaTek, Inc.	167,000	2,901,552
Taiwan Cement Corp.	3,219,218	3,418,256
Taiwan Semiconductor Manufacturing Co., Ltd.	2,946,115	5,937,820

		43,970,512

Thailand — 0.1%
Hana Microelectronics Pcl	1,117,100	696,931
PTT Public Company THB10	339,200	2,502,795
Siam Commercial Bank Pcl	1,734,200	4,512,353

		7,712,079

Turkey — 0.2%
BIM Birlesik Magazalar AS	63,400	2,948,310
Tupas Turkiye Petrol Rafine	151,900	3,013,850
Turkiye Garanti Bankasi AS	1,111,400	4,734,463

		10,696,623

United Kingdom — 1.5%
Antofagasta Plc	130,300	2,072,754
AstraZeneca Group Plc — ADR	8,300	389,602
BP Plc	828,607	8,001,160
BP Plc — ADR	188,000	10,898,360
British American Tobacco Plc	127,283	4,132,023
Diageo Plc — ADR	189,900	13,180,959
Guinness Peat Group Plc	2,717,114	1,652,472
HSBC Holdings Plc	1,227,700	14,005,997
HSBC Holdings Plc — ADR	57,600	3,288,384
Lloyds TSB Group Plc	5,250,258	4,224,242
Prudential Plc	103,400	1,058,428
Royal Dutch Shell Plc — ADR	16,100	967,771
Shire Pharmaceuticals Plc — ADR	4,300	252,410
Standard Chartered Plc	71,000	1,792,455
Unilever Plc	120,791	3,871,992
Unilever Plc — ADR	34,300	1,094,170
Vodafone Group Plc	3,315,618	7,678,001
Vodafone Group Plc — ADR	219,080	5,058,557

		83,619,737

United States — 27.6%
3Com Corp. (a)(c)	1,077,855	8,083,912
3M Co.	109,300	9,035,830
ACE Ltd.	288,186	14,524,573
The AES Corp. (a)	23,400	311,453
AOL, Inc. (a)	7,535	175,410
AT&T Inc.	1,317,765	36,936,952
Abbott Laboratories	272,366	14,705,040
Advance Auto Parts, Inc.	9,700	392,655
Aetna, Inc.	287,611	9,117,269
Alliance Resource Partners LP	56,800	2,463,416
The Allstate Corp.	69,146	2,077,146
Altria Group, Inc.	265,700	5,215,691
Amdocs Ltd. (a)	14,135	403,272
American Commercial Lines, Inc. (a)	82,776	1,517,284
American Water Works Co, Inc.	55,651	1,247,139
AmerisourceBergen Corp.	83,400	2,174,238
Amgen, Inc. (a)	132,700	7,506,839
Amphenol Corp., Class A	18,304	845,279
Anadarko Petroleum Corp.	135,525	8,459,471
Analog Devices, Inc.	31,789	1,003,897
Apache Corp.	78,400	8,088,528
Apple, Inc. (a)	56,400	11,892,504
Arch Capital Group Ltd. (a)	43,417	3,106,486
Archer-Daniels-Midland Co.	6,416	200,885
Ascent Media Corp., Class A (a)	479	12,229
Axis Capital Holdings Ltd.	2,700	76,707
BMC Software, Inc. (a)	20,000	802,000
Bank of America Corp. (c)	1,241,086	18,690,755
The Bank of New York Mellon Corp.	575,837	16,106,161
Baxter International, Inc.	43,600	2,558,448
Beckman Coulter, Inc.	4,900	320,656
Biogen Idec, Inc. (a)	7,400	395,900
Biosante Pharmaceuticals, Inc. (a)	9,386	13,610
Boeing Co. (c)	245,700	13,299,741
Boston Scientific Corp. (a)	178,811	1,609,299
Bristol-Myers Squibb Co.	1,667,342	42,100,387
Broadcom Corp., Class A (a)	61,224	1,925,495
Bunge Ltd.	24,173	1,542,963
Burlington Northern Santa Fe Corp.	156,171	15,401,584
CA, Inc.	452,139	10,155,042
CF Industries Holdings, Inc.	32,200	2,923,116
CMS Energy Corp.	101,616	1,591,307
CNA Financial Corp. (a)	2,300	55,200
CNX Gas Corp. (a)	61,400	1,812,528
CVS Caremark Corp.	184,035	5,927,767
Cardinal Health, Inc.	12,200	393,328
CareFusion Corp. (a)	15,700	392,657
CenturyTel, Inc.	29,485	1,067,652
Check Point Software Technologies Ltd. (a)	12,100	409,948
Chesapeake Energy Corp.	53,500	1,384,580
Chevron Corp.	389,712	30,003,927
Chipotle Mexican Grill, Inc., Class A (a)	6,800	599,488
Chubb Corp.	114,800	5,645,864
Cigna Corp.	188,000	6,630,760
Cisco Systems, Inc. (a)	757,366	18,131,342
Citigroup, Inc. (c)	4,032,084	13,346,198
The Coca-Cola Co.	83,300	4,748,100
Cognizant Technology Solutions Corp. (a)	31,319	1,418,751
Colgate-Palmolive Co.	96,200	7,902,830
Comcast Corp., Class A	881,693	14,865,344
Comerica, Inc.	12,000	354,840
Complete Production Services, Inc. (a)	231,519	3,009,747
Computer Sciences Corp. (a)	27,000	1,553,310
Comverse Technology, Inc. (a)	361,815	3,419,152
ConAgra Foods, Inc.	81,554	1,879,820
ConocoPhillips	295,407	15,086,435
Consol Energy, Inc.	428,509	21,339,748
Constellation Brands, Inc., Class A (a)	59,200	943,056
Corning, Inc.	969,157	18,714,422
Crown Holdings, Inc. (a)	88,500	2,263,830
DIRECTV, Class A (a)	131	4,369
DISH Network Corp.	88,012	1,828,009
DaVita, Inc. (a)	60,812	3,572,097
Dell, Inc. (a)	348,651	5,006,628
Devon Energy Corp.	101,500	7,460,250
Discover Financial Services, Inc.	450	6,620
Discovery Communications, Inc., Class A (a)	4,595	140,929
Discovery Communications, Inc., Class C (a)	4,595	121,859
Dover Corp.	9,600	399,456
The Dow Chemical Co.	305,451	8,439,611

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)

Dr. Pepper Snapple Group, Inc.	56,782	$1,606,931
E.I. du Pont de Nemours & Co.	211,982	7,137,434
EMC Corp. (a)(c)	352,253	6,153,860
Eastman Chemical Co.	6,300	379,512
Eaton Corp.	6,200	394,444
eBay, Inc. (a)	155,089	3,650,795
Edison International	11,300	393,014
El Paso Corp.	946,014	9,299,318
Electronic Arts, Inc. (a)	249,134	4,422,129
Eli Lilly & Co.	98,047	3,501,258
Endo Pharmaceuticals Holdings, Inc. (a)	27,400	561,974
Endurance Specialty Holdings Ltd.	124,763	4,644,926
Entergy Corp.	70,200	5,745,168
Everest Re Group Ltd.	24,600	2,107,728
Exelon Corp.	103,900	5,077,593
Extreme Networks, Inc. (a)	9,940	28,528
Exxon Mobil Corp.	532,819	36,332,928
FMC Corp.	173,390	9,668,226
FPL Group, Inc.	156,713	8,277,581
Family Dollar Stores, Inc.	6,400	178,112
Fidelity National Information Services, Inc.	32,600	764,144
Fidelity National Title Group, Inc., Class A	460,087	6,192,771
Fluor Corp.	4,200	189,168
Forest Laboratories, Inc. (a)	40,200	1,290,822
Freeport-McMoRan Copper & Gold, Inc., Class B	80,997	6,503,249
The Gap, Inc.	12,200	255,590
Garmin Ltd.	12,000	368,400
General Communication, Inc., Class A (a)	92,600	590,788
General Dynamics Corp.	13,516	921,386
General Electric Co.	2,000,800	30,272,104
General Mills, Inc.	56,887	4,028,168
Genzyme Corp. (a)	136,275	6,678,838
Gilead Sciences, Inc. (a)	83,298	3,605,137
Global Industries Ltd. (a)	701,191	4,999,492
Global Payments, Inc.	7,100	382,406
The Goldman Sachs Group, Inc.	47,300	7,986,132
Goodrich Corp.	4,200	269,850
Google, Inc., Class A (a)	35,400	21,947,292
H.J. Heinz Co.	57,800	2,471,528
Halliburton Co.	131,064	3,943,716
Hanesbrands, Inc. (a)	7,187	173,279
Harris Corp.	14,100	670,455
HealthSouth Corp. (a)	91,640	1,720,083
Hess Corp.	93,305	5,644,953
Hewitt Associates, Inc., Class A (a)	9,700	409,922
Hewlett-Packard Co.	265,636	13,682,910
Hologic, Inc. (a)	587,100	8,512,950
Humana, Inc. (a)	147,357	6,467,499
ITT Corp.	7,100	353,154
Intel Corp.	488,596	9,967,358
International Business Machines Corp.	229,700	30,067,730
International Game Technology (c)	251,559	4,721,762
International Paper Co.	76,468	2,047,813
JDS Uniphase Corp. (a)	44,650	368,363
JPMorgan Chase & Co.	795,700	33,156,819
Johnson & Johnson	520,142	33,502,346
KBR, Inc.	112,700	2,141,300
Key Energy Services, Inc. (a)	82,900	728,691
Kimberly-Clark Corp.	5,800	369,518
King Pharmaceuticals, Inc. (a)	41,252	506,162
Kraft Foods, Inc.	417,216	11,339,931
L-3 Communications Holdings, Inc.	1,200	104,340
LSI Corp. (a)	31,831	191,304
Lexmark International, Inc., Class A (a)	118,600	3,081,228
Liberty Media Corp., Series A (a)	13	600
Liberty Media Holding Corp. — Capital (a)	8	191
Liberty Media Holding Corp. — Interactive (a)	6,905	74,850
Life Technologies Corp (a)	51,500	2,689,845
Lockheed Martin Corp.	64,756	4,879,365
Lorillard, Inc.	31,800	2,551,314
Lubrizol Corp.	4,800	350,160
MEMC Electronic Materials, Inc. (a)	23,400	318,708
Manpower, Inc.	1,400	76,412
Marathon Oil Corp.	297,400	9,284,828
Marsh & McLennan Cos., Inc.	13,900	306,912
Mattel, Inc.	204,420	4,084,312
McDermott International, Inc. (a)	282,400	6,780,424
McDonald’s Corp.	97,300	6,075,412
The McGraw-Hill Cos., Inc.	7,100	237,921
McKesson Corp.	63,800	3,987,500
Mead Johnson Nutrition Co.	169,515	7,407,806
MeadWestvaco Corp.	14,800	423,724
Medco Health Solutions, Inc. (a)	122,000	7,797,020
Medtronic, Inc.	352,700	15,511,746
Merck & Co, Inc.	645,461	23,585,145
MetLife, Inc.	93,016	3,288,116
Mettler Toledo International, Inc. (a)	18,500	1,942,315
Microsoft Corp.	1,672,456	50,993,183
Morgan Stanley	164,368	4,865,293
Motorola, Inc.	638,294	4,953,161
Murphy Oil Corp.	37,900	2,054,180
Mylan, Inc. (a)(c)	159,805	2,945,206
NII Holdings, Inc. (a)	12,300	413,034
NRG Energy, Inc. (a)	55,250	1,304,453
Nabors Industries Ltd. (a)	43,600	954,404
National Oilwell Varco, Inc. (a)	170,064	7,498,122
National Semiconductor Corp.	27,076	415,887
Newmont Mining Corp.	349,200	16,520,652
News Corp., Class A	308,209	4,219,381
Noble Energy, Inc.	2,100	149,562
Northern Trust Corp.	209,171	10,960,560
Northrop Grumman Corp.	56,900	3,177,865
Novell, Inc. (a)	77,469	321,496
Occidental Petroleum Corp.	131,250	10,677,187
Oracle Corp.	696,799	17,099,447
PPG Industries, Inc.	6,100	357,094
PPL Corp.	88,000	2,843,280
Pall Corp.	14,800	535,760
PartnerRe Ltd.	25,200	1,881,432
PepsiAmericas, Inc.	24,284	710,550
PerkinElmer, Inc.	65,700	1,352,763
Perrigo Co.	89,500	3,565,680
Pfizer, Inc.	1,599,364	29,092,431
PharMerica Corp. (a)	2,658	42,209
Philip Morris International, Inc.	171,300	8,254,947
Pitney Bowes, Inc.	17,400	396,024
Platinum Underwriters Holdings Ltd.	52,200	1,998,738
Polycom, Inc. (a)	327,700	8,182,669
Praxair, Inc.	22,831	1,833,558

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

United States (continued)

Precision Castparts Corp.		44,125	$4,869,194
Pride International, Inc. (a)		11,500	366,965
Principal Financial Group, Inc.		65,400	1,572,216
The Procter & Gamble Co.		368,797	22,360,162
The Progressive Corp.		151,640	2,728,004
QUALCOMM, Inc.		327,285	15,140,204
Qwest Communications International Inc.		1,303,600	5,488,156
R.R. Donnelley & Sons Co.		16,500	367,455
Ralcorp Holdings, Inc. (a)		12,241	730,910
RenaissanceRe Holdings Ltd.		54,100	2,875,415
Reynolds American, Inc.		2,800	148,316
Ross Stores, Inc.		8,800	375,848
RusHydro		4,690,979	176,850
Ryder System, Inc.		6,800	279,956
SUPERVALU, Inc.		29,238	371,615
Safeway, Inc.		7,700	163,933
Sara Lee Corp.		628,211	7,651,610
Schlumberger Ltd.		162,673	10,588,386
Seahawk Drilling, Inc. (a)		513	11,563
Smith International, Inc.		30,100	817,817
Sohu.com, Inc. (a)		17,800	1,019,584
The Southern Co.		35,100	1,169,532
Spirit Aerosystems Holdings, Inc., Class A (a)		389,320	7,731,895
Sprint Nextel Corp. (a)		506,307	1,853,084
The St. Joe Co. (a)(c)		171,148	4,944,466
State Street Corp.		166,800	7,262,472
Sun Microsystems, Inc. (a)		150,793	1,412,930
Synopsys, Inc. (a)		15,400	343,112
Target Corp.		8,300	401,471
Tellabs, Inc. (a)		38,365	217,913
Teradata Corp. (a)		24,054	756,017
Texas Instruments, Inc.		224,637	5,854,040
Thermo Fisher Scientific, Inc. (a)		92,815	4,426,347
Time Warner Cable, Inc.		20,855	863,188
Time Warner, Inc.		82,883	2,415,211
Total System Services, Inc.		34,900	602,723
Transatlantic Holdings, Inc.		30,600	1,594,566
The Travelers Cos., Inc.		182,145	9,081,750
U.S. Bancorp		474,151	10,673,139
URS Corp. (a)		4,100	182,532
Unifi, Inc. (a)		236,610	918,047
Union Pacific Corp. (c)		272,100	17,387,190
UnitedHealth Group, Inc.		377,397	11,503,061
United Technologies Corp.		32,500	2,255,825
UnumProvident Corp.		19,100	372,831
Valero Energy Corp.		72,300	1,211,025
Validus Holdings Ltd.		75,952	2,046,147
VeriSign, Inc. (a)		10,300	249,672
Verizon Communications, Inc.		900,226	29,824,487
Viacom, Inc., Class B (a)		323,749	9,625,057
WABCO Holdings, Inc.		600	15,474
Wal-Mart Stores, Inc.		398,319	21,290,151
Waters Corp. (a)(c)		68,400	4,238,064
WellPoint, Inc. (a)		251,981	14,687,972
Wells Fargo & Co. (c)		1,105,345	29,833,260
Western Digital Corp. (a)		39,800	1,757,170
The Western Union Co.		99,998	1,884,961
Windstream Corp.		72,638	798,291
XL Capital Ltd., Class A		807,745	14,805,966
XTO Energy, Inc.		107,900	5,020,587
Xerox Corp.		1,059,244	8,961,204
Xilinx, Inc.		16,300	408,478

			1,493,653,632

Total Common Stocks — 49.7%			2,690,599,937

Fixed Income Securities

	Par
Asset-Backed Securities	(000)

United States — 0.0%
Latitude CLO Ltd. Series 2005-1I Class SUB, 13.00%, 12/15/17 (d)	USD	300	6,000

Total Asset-Backed Securities — 0.0%			6,000

Corporate Bonds

Brazil — 0.0%
Cosan Finance Ltd., 7.00%, 2/01/17 (b)		285	276,450

Canada — 0.2%
Rogers Wireless Communications, Inc., 7.63%, 12/15/11	CAD	325	341,479
Sino-Forest Corp. (b):
5.00%, 8/01/13 (e)	USD	9,500	11,221,875
10.25%, 7/28/14		381	413,385

			11,976,739

China — 0.6%
Celestial Nutrifoods Ltd., 40.17%, 6/12/11 (a)(d)(e)	SGD	11,400	5,477,453
Chaoda Modern Agriculture Holdings Ltd., 7.75%, 2/08/10	USD	2,075	2,043,875
China Green Holdings Ltd., 18.45%, 10/29/10 (d)(e)	CNY	20,000	2,812,363
China Petroleum & Chemical Corp., 5.25%, 4/24/14 (d)(e)	HKD	37,900	5,394,105
GOME Electrical Appliances Holdings Ltd., 9.73%, 5/18/14 (d)(e)	CNY	57,100	8,322,030
Pine Agritech Ltd., 21.94%, 7/27/12 (d)(e)		55,900	7,451,150

			31,500,976

Europe — 0.3%
European Investment Bank:
9.21%, 9/21/10 (b)(d)	BRL	6,160	3,216,574
4.38%, 4/15/13	EUR	7,000	10,709,718
Series 1158/0100, 3.63%, 10/15/11		652	969,196

			14,895,488

France — 0.1%
Compagnie Generale des Etablissements Michelin Series ML, 7.37%, 1/01/17 (d)(e)		1,473	2,249,771

Hong Kong — 0.4%
CITIC Resources Finance Ltd., 6.75%, 5/15/14 (b)	USD	3,437	3,351,075

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Hong Kong (concluded)

FU JI Food and Catering Services Holdings Ltd., 27.65%, 10/18/10 (a)(d)(e)(f)	CNY	13,100	$115,131
Hongkong Land CB 2005 Ltd., 2.75%, 12/21/12 (e)	USD	900	1,207,125
Hutchison Whampoa International Ltd.,
7.63%, 4/09/19 (b)		3,775	4,337,739
Hutchison Whampoa International (03/33) Ltd,
6.25%, 1/24/14		1,310	1,427,459
Hutchison Whampoa International (09/16) Ltd.:
4.63%, 9/11/15		725	734,490
4.63%, 9/11/15 (b)		3,818	3,852,324
Noble Group Ltd., 8.50%, 5/30/13 (b)		3,024	3,379,320

			18,404,663

India — 0.9%
Gujarat NRE Coke Ltd., 25.04%, 4/12/11 (d)(e)		500	725,000
Housing Development Finance Corp., 3.95%, 9/27/10 (d)(e)		2,400	4,308,000
Jaiprakash Associates Ltd., 8.41%, 9/12/12 (d)(e)		1,113	1,321,688
Punj Lloyd Ltd., 18.98%, 4/08/11 (d)(e)		600	666,000
REI Agro Ltd., 5.50%, 11/13/14 (b)(e)		6,845	6,964,788
Reliance Communications Ltd. (d)(e):
20.71%, 5/10/11		5,800	6,481,500
12.61%, 3/01/12		17,500	17,942,803
Suzlon Energy Ltd. 25.10%, 6/12/12 (d)(e)		2,825	2,673,676
Tata Motors Ltd. (e):
1.00%, 4/27/11		4,070	4,700,850
12.09%, 7/12/12 (d)		200	214,219
Tata Steel Ltd., 1.00%, 9/05/12 (e)		3,500	3,928,813

			49,927,337

Ireland — 0.3%
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (b):
8.38%, 4/30/13		3,643	3,852,473
9.13%, 4/30/18		13,411	14,316,243

			18,168,716

Japan — 0.1%
The Bank of Kyoto Ltd., 1.11%, 3/31/14 (d)(e)	JPY	118,000	1,226,298
The Mie Bank Ltd., 1.00%, 10/31/11 (e)		17,000	170,866
Nagoya Railroad Co. Ltd., 1.22%, 3/30/12 (d)(e)		14,000	154,829
Suzuki Motor Corp. Series 9, 3.38%, 3/29/13 (d)(e)		530,000	5,885,034

			7,437,027

Kazakhstan — 0.2%
KazMunaiGaz Finance Sub BV, 9.13%, 7/02/18 (b)	USD	10,833	12,024,630

Luxembourg — 0.5%
ALROSA Finance SA, 8.88%, 11/17/14		3,433	3,527,408
Acergy SA Series ACY, 2.25%, 10/11/13 (e)	USD	1,400	1,327,763
Evraz Group SA:
8.88%, 4/24/13 (b)		1,250	1,250,000
8.25%, 11/10/15		585	558,675
9.50%, 4/24/18 (b)		3,480	3,462,600
GAZ Capital SA:
2.89%, 11/15/12	JPY	300,000	3,022,719
6.61%, 2/13/18	EUR	5,548	8,072,623
8.15%, 4/11/18 (b)	USD	200	210,750
TNK-BP Finance SA:
7.50%, 7/18/16 (b)		1,679	1,720,975
Series 2, 7.50%, 7/18/16		1,015	1,044,181
UBS Luxembourg SA for OJSC Vimpel Communications:
8.25%, 5/23/16		2,900	2,994,250
8.25%, 5/23/16 (b)		421	434,683

			27,626,627

Malaysia — 0.8%
Berjaya Land Bhd, 8.00%, 8/15/11 (e)	MYR	8,080	2,369,174
Cherating Capital Ltd., 2.00%, 7/05/12 (e)(g)	USD	5,800	6,314,750
IOI Resources, 6.88%, 1/15/13 (d)(e)		7,550	7,521,688
Johor Corp. Series P3, 1.00%, 7/31/12	MYR	22,247	7,017,161
Rafflesia Capital Ltd., 1.25%, 10/04/11 (e)(g)	USD	10,400	12,071,301
YTL Power Finance Cayman Ltd., 3.59%, 5/09/10 (d)(e)		4,900	6,143,556

			41,437,630

Netherlands — 0.1%
ASM International NV (e):
4.25%, 12/06/11		70	89,250
4.25%, 12/06/11 (b)		265	339,531
Pargesa Netherlands NV, 1.75%, 6/15/14 (e)	CHF	4,425	3,988,895

			4,417,676

Norway — 0.1%
Subsea 7, Inc. (e):
2.80%, 6/06/11	USD	3,800	3,676,500
6.42%, 6/29/17 (d)		2,000	1,995,000

			5,671,500

Philippines — 0.0%
First Gen Corp., 2.50%, 2/11/13 (e)		2,000	2,155,000

Singapore — 1.0%
CapitaLand Ltd. (e):
2.10%, 11/15/16	SGD	6,500	4,469,979
3.13%, 3/05/18		21,750	15,346,612
2.95%, 6/20/22		21,250	12,309,677
Keppel Land Ltd., 2.50%, 6/23/13 (e)		3,400	2,400,059
Olam International Ltd., 6.00%, 10/15/16 (e)	USD	4,900	5,247,724
Wilmar International Ltd., 15.45%, 12/18/12 (d)(e)		4,200	5,427,845
Yanlord Land Group Ltd., 5.85%, 7/13/14 (e)	SGD	9,000	6,870,840

			52,072,736

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

South Korea — 0.4%
Korea Electric Power Corp.:
5.13%, 4/23/34		5,723	$6,042,973
7.70%, 4/01/96 (h)	USD	4,406	2,819,840
Zeus Cayman, 3.79%, 8/19/13 (d)(e)	JPY	1,262,000	13,115,938

			21,978,751

Sweden — 0.0%
Svensk Exportkredit AB, 10.50%, 9/29/15 (g)	TRY	1,396	873,193

Trinidad — 0.0%
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 8/14/19 (b)	USD	1,398	1,564,013

United Arab Emirates — 0.6%
Abu Dhabi National Energy Co., 6.50%, 10/27/36		817	743,470
Aldar Funding Ltd., 5.77%, 11/10/11 (e)		2,500	2,503,125
Dana Gas Sukuk Ltd., 7.50%, 10/31/12 (e)		31,370	27,950,670
Nakheel Development 2 Ltd., 2.75%, 1/16/11		2,315	1,296,400

			32,493,665

United Kingdom — 0.3%
Lloyds TSB Bank Plc, 13.00% (g)(i)	GBP	3,841	6,591,715
Shire Plc, 2.75%, 5/09/14 (e)	USD	11,335	10,887,982

			17,479,697

United States — 4.8%
The AES Corp., 8.38%, 3/01/11	GBP	213	347,477
Advanced Micro Devices, Inc., 6.00%, 5/01/15 (e)	USD	47,812	43,030,800
Amgen, Inc., 0.38%, 2/01/13 (e)		16,906	17,011,663
Archer-Daniels-Midland Co., 0.88%, 2/15/14 (e)		1,533	1,605,818
Cell Genesys, Inc., 3.13%, 5/01/13 (e)		46	17,931
Central European Distribution Corp., 3.00%, 3/15/13 (e)		93	78,934
Chesapeake Energy Corp. (e):
2.50%, 5/15/37		10,388	9,297,260
2.25%, 12/15/38		11,896	8,996,350
China Milk Products Group Ltd., 19.30%, 1/05/12 (d)(e)		4,800	5,027,525
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		375	283,125
Forest City Enterprises, Inc., 5.00%, 10/15/16 (b)(e)		628	682,950
General Electric Capital Corp., 0.37%, 1/15/10 (g)	JPY	300,000	3,220,796
Greenbrier Cos., Inc., 2.38%, 5/15/26 (e)	USD	1,413	1,059,750
Helix Energy Solutions Group, Inc., 3.25%, 12/15/25 (e)		628	565,200
Hologic, Inc., 2.00%, 12/15/37 (e)(j)		21,796	18,608,335
IOI Capital Bhd Series IOI, 5.26%, 12/18/11 (d)(e)		4,675	5,680,125
Intel Corp. (e):
2.95%, 12/15/35		8,285	7,995,025
3.25%, 8/01/39 (b)		6,274	7,207,258
Kinetic Concepts, Inc., 3.25%, 4/15/15 (b)(e)	USD	1,220	1,204,750
LifePoint Hospitals, Inc. (e):
3.50%, 5/15/14		857	798,081
3.25%, 8/15/25		2,613	2,407,226
Mandra Forestry, 12.00%, 5/15/13 (b)		1,250	1,187,500
McMoRan Exploration Co. (e):
5.25%, 10/06/11		1,965	1,928,156
5.25%, 10/06/11 (b)		325	318,906
Medtronic, Inc. (e):
1.50%, 4/15/11		1,452	1,473,780
1.63%, 4/15/13		11,005	11,486,469
Millipore Corp., 3.75%, 6/01/26 (e)		1,907	1,966,594
Mylan, Inc., 1.25%, 3/15/12 (e)		10,260	10,644,750
Nabi Biopharmaceuticals, 2.88%, 4/15/25 (e)		200	190,000
Paka Capital Ltd., 4.54%, 3/12/13 (d)(e)		2,700	2,747,250
Pemex Project Funding Master Trust, 5.50%, 2/24/25	EUR	2,030	2,611,817
Preferred Term Securities, Ltd. (a):
XXIV, 5.965%, 3/22/37 (b)	USD	400	4
XXV, 5.758%, 6/22/37		500	5
XXVI, 6.191%, 9/22/37		500	5
XXVII, 6.29%, 12/22/37		500	5
Ranbaxy Laboratories Ltd., 24.81%, 3/18/11 (d)(e)		2,128	2,470,099
SBA Communications Corp. (e):
1.88%, 5/01/13		3,076	3,156,745
4.00%, 10/01/14 (b)		1,974	2,590,875
SOCO Finance Jersey Ltd., 4.50%, 5/16/13 (e)		902	907,679
SanDisk Corp., 1.00%, 5/15/13 (e)		13,386	11,160,578
Sino-Forest Corp. 5.00%, 8/01/13 (e)		2,000	2,355,280
SonoSite, Inc., 3.75%, 7/15/14 (e)		1,933	1,836,350
Suzlon Energy Ltd. (d)(e):
16.60%, 10/11/12		3,325	3,125,500
5.67%, 7/25/14		6,225	5,956,522
TNK-BP Finance SA (b):
6.63%, 3/20/17		8,040	7,859,100
7.88%, 3/13/18		10,144	10,422,960
Tenet Healthcare Corp., 9.25%, 2/01/15		600	639,000
Transocean, Inc. (e):
1.50%, 12/15/37		24,550	23,690,750
Series A, 1.63%, 12/15/37		10,129	10,027,710
Series C, 1.50%, 12/15/37		2,710	2,608,375
Uno Restaurant Corp., 10.00%, 2/15/11 (b)		220	46,750

			258,535,893

Total Corporate Bonds — 11.7%			633,168,178

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
Foreign Government Obligations	(000)		Value

Australian Government Bonds, 5.75%, 6/15/11	AUD	11,536	$10,554,909
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 5/15/17	BRL	6,300	6,538,897
Series F, 10.00%, 1/01/17		98,197	48,069,772
Bundesrepublik Deutschland:
4.00%, 7/04/16	EUR	21,375	32,601,341
4.25%, 7/04/17		17,050	26,312,048
3.50%, 7/04/19		30,119	43,809,572
Series 07, 4.00%, 1/04/18		4,800	7,287,148
Series 08, 4.25%, 7/04/18		11,100	17,118,699
Bundesschatzanweisungen Series 1, 4.75%, 6/11/10		14,211	20,741,496
Caisse d’Amortissement de la Dette Sociale:
3.25%, 4/25/13		900	1,330,165
4.00%, 10/25/14		1,125	1,698,897
Canadian Government Bond:
4.00%, 9/01/10	CAD	5,855	5,726,854
4.00%, 6/01/16		5,595	5,626,831
Deutsche Bundesrepublik Inflation Linked Series I/L, 1.50%, 4/15/16	EUR	1,379	2,049,798
Federal Republic of Germany, 1.50%, 9/21/12 (b)	USD	15,400	15,600,878
Japanese Government CPI Linked Bond:
Series 5, 0.80%, 9/10/15	JPY	1,046,679	10,851,700
Series 6, 0.80%, 12/10/15		979,696	10,119,374
Series 7, 0.80%, 3/10/16		2,241,061	23,020,596
Series 8, 1.00%, 6/10/16		1,278,750	13,191,851
Series 16, 1.40%, 6/10/18		1,211,580	12,558,752
Japanese Government Two Year Bond Series 272, 0.70%, 9/15/10		1,493,700	16,101,055
Kreditanstalt fuer Wiederaufbau (e):
3.25%, 6/27/13	EUR	11,900	18,074,909
Series DPW, 0.50%, 2/03/10		6,450	9,226,763
Magyar Nemzeti Vagonkezel Zrt, 4.40%, 9/25/14 (e)		100	156,171
Malaysia Government Bond:
3.76%, 4/28/11	MYR	31,107	9,245,293
Series 3/06, 3.87%, 4/13/10		21,303	6,255,361
Netherland Government Bond, 3.75%, 7/15/14	EUR	1,300	1,964,769
New Zealand Government Bond Series 216, 4.50%, 2/14/16	NZD	1,175	1,280,367
Poland Government Bond, 3.00%, 8/24/16	PLN	25,152	8,348,349
Ukraine Government International Bond, 6.58%, 11/21/16	USD	1,304	997,560
United Kingdom Gilt, 4.25%, 3/07/11	GBP	21,710	36,472,043

Total Foreign Government Obligations — 7.8%			422,932,218

Floating Rate Loan Interests

United States — 0.1%
PT Bumi Resources, Term Loan, 10.23%, 10/07/10		USD 6,000	6,000,000

Total Floating Rate Loan Interests — 0.1%			6,000,000

	Par
Structured Notes	(000)		Value

Taiwan — 0.0%
UBS AG (Total Return TWD Linked Notes), 0.26%, 12/01/10 (b)(d)	USD	194	$193,637

Total Structured Notes — 0.0%			193,637

U.S. Treasury Obligations

U.S. Treasury Inflation Indexed Bonds:
0.88%, 4/15/10		21,224	21,295,193
2.38%, 4/15/11 (l)		40,024	41,206,008
2.00%, 4/15/12		11,718	12,245,509
2.00%, 1/15/16		52,406	55,342,882
2.50%, 7/15/16 (m)		44,510	48,470,448
2.38%, 1/15/17		13,067	14,113,192
1.63%, 1/15/18		12,977	13,283,855
2.38%, 1/15/27		14,578	15,341,332
U.S. Treasury Notes:
2.13%, 1/31/10		13,340	13,359,276
2.88%, 6/30/10		23,764	24,074,976
2.75%, 7/31/10		37,007	37,534,646
4.88%, 5/31/11 (l)		25,500	26,941,337
4.88%, 6/30/12		4,500	4,880,390
2.13%, 11/30/14		27,476	26,825,643
2.38%, 12/31/14		55,786	55,624,380
2.63%, 2/29/16		13,460	13,094,050
2.75%, 2/15/19		29,400	27,066,375

Total U.S. Treasury Obligations — 8.4%			450,699,492

Total Fixed Income Securities — 28.0%			1,512,999,525

Investment Companies	Shares

Brazil — 0.1%
iShares MSCI Brazil (Free) Index Fund (c)(n)		56,500	4,215,465

South Korea — 0.1%
iShares MSCI South Korea Index Fund (n)		122,800	5,850,192

United States — 2.7%
Consumer Staples Select Sector SPDR Fund (c)		207,900	5,503,113
Financial Select Sector SPDR Fund (c)		915,500	13,174,045
Health Care Select Sector SPDR Fund (c)		208,000	6,464,640
iShares Dow Jones U.S. Telecommunications Sector Index Fund (c)(n)		111,400	2,230,228
iShares Silver Trust (a)(n)		742,200	12,298,254
SPDR Gold Trust (a)(c)		763,100	81,888,261
SPDR KBW Bank (c)		36,900	781,173
Technology Select Sector SPDR Fund		534,700	12,228,589
Telecom HOLDRs Trust		25,300	648,439
Utilities Select Sector SPDR Fund		405,300	12,564,300
Vanguard Telecommunication Services		3,500	197,785

			147,978,827

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Investment Companies	Shares		Value

Vietnam — 0.1%
Vietnam Enterprise Investments Ltd. — R Shares (a)		380,361	$646,614
Vinaland Ltd. (a)		1,971,800	1,567,581

			2,214,195

Total Investment Companies — 3.0%			160,258,679

Preferred Securities

	Par
Capital Trusts	(000)

Singapore — 0.0%
DBS Capital Funding Corp., 7.66% (g)(i)	USD	356	360,628

Total Capital Trusts — 0.0%			360,628

Preferred Stocks	Shares

Brazil — 0.0%
Cia Brasileira, Class B (a)		13,166	491,702

United States — 0.4%
Bank of America Corp., 10.00% (e)(g)		579,300	8,643,156
Bunge Ltd., 4.88% (e)		7,797	711,476
El Paso Corp., 4.99% (b)(e)		510	460,913
El Paso Corp., 4.99% (e)		7,720	6,976,950
Mylan, Inc., 6.50% (e)		3,058	3,499,453
XL Capital Ltd., 10.75% (e)		17,583	490,917

			20,782,865

Total Preferred Stocks — 0.4%			21,274,567

Total Preferred Securities — 0.4%			21,635,195

Warrants (k)

Canada — 0.0%
Kinross Gold Corp. (Expires 9/03/13)		37,568	142,606
New Gold, Inc. (Expires 4/03/12)		80,000	2,677

			145,283

Philippines — 0.0%
First Gen Corp. (Expires 1/14/10)		71,118	4,154

United States — 0.0%
Hydro-WGC (Expires 7/01/10)		9,490,618	95
JP Morgan Chase & Co. (Expires 10/28/18)		141,600	1,887,528
Mandra Forestry Finance Ltd. (Expires 5/15/13) (b)		1,250	—

			1,887,623

Total Warrants — 0.0%			2,037,060

Total Long-Term Investments (Cost — $3,874,490,080) — 81.1%			4,387,530,396

Short-Term Securities	Shares		Value

Money-Market Funds — 2.3%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (n)(o)		630,193	$630,193

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (n)(o)(p)	USD	124,869	124,868,750

	Par
Time Deposits	(000)

Canada — 0.0%
Brown Brothers Harriman & Co., 0.03% 1/04/10	CAD	20	19,670

Total Time Deposits — 0.0%			19,670

U.S. Treasury Obligations — 18.5%

U.S. Treasury Bills (q):
0.02%, 1/07/10	USD	38,876	38,875,961
0.02%, 1/14/10		57,445	57,444,655
0.05%, 1/21/10		80,960	80,958,947
0.04%, 1/28/10		93,902	93,900,028
0.05%, 2/04/10		58,210	58,208,254
0.02%, 2/11/10		124,567	124,562,391
0.01%, 2/18/10		106,479	106,475,699
0.02%, 2/25/10 (m)		45,020	45,017,254
0.06%, 3/04/10		55,778	55,773,872
0.03%, 3/11/10		93,900	93,892,300
0.05%, 3/18/10		158,830	158,813,958
0.05%, 3/25/10		60,654	60,647,692
0.05%, 4/01/10		17,023	17,020,532
0.17%, 7/01/10		6,775	6,769,209

			998,360,752

Total Short-Term Securities (Cost — $1,123,867,768) — 20.8%			1,123,879,365

Options Purchased	Contracts

Exchange-Traded Call Options Purchased — 0.0%
General Motors Corp.:
Strike Price USD 50, Expires 1/16/10		265	265
Strike Price USD 60, Expires 1/16/10		250	250

			515

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value

Exchange-Traded Put Options Purchased — 0.0%
S&P 500 Listed Option:
Strike Price USD 1,100, Expires 1/16/10	1,738	$1,685,860
Strike Price USD 1,050, Expires 2/20/10	1,062	1,417,770

		3,103,630

Total Options Purchased (Cost — $6,806,297) — 0.0%		3,104,145

Total Investments Before Structured Options, Investments Sold Short and Outstanding Options Written (Cost — $5,005,164,145*) — 101.9%		5,514,513,906

Structured Options	Units

Credit Suisse Euro Stoxx Index Link, Expires 7/23/10, Broker Credit Suisse International (r)	6,114	3,880,197
JPMorgan Euro Stoxx Index Link, Expires 7/16/10, Broker JPMorgan Chase (s)	5,336	3,466,650

Total Structured Options (Cost — $0) — 0.1%		7,346,847

Investments Sold Short	Shares

D.R. Horton, Inc.	(174,484)	(1,896,641)
Home Depot, Inc.	(186,600)	(5,398,338)
Lowe’s Cos., Inc.	(97,700)	(2,285,203)
Masco Corp.	(42,619)	(588,568)

Total Investments Sold Short (Proceeds — $8,460,756) — (0.2)%		(10,168,750)

Options Written	Contracts

Exchange-Traded Call Options Written — (0.2)%
Apple, Inc., Strike Price USD 85, Expires 1/16/10	564	(7,121,910)
CF Industries Holdings, Inc., Strike Price USD 85, Expires 5/22/10	294	(368,970)
Cigna Corp., Strike Price USD 30, Expires 1/16/10	561	(305,745)
Complete Production Services, Inc., Strike Price USD 7.50, Expires 1/16/10	574	(318,570)
Corning, Inc.:
Strike Price USD 16, Expires 5/22/10	1,314	(499,320)
Strike Price USD 19, Expires 5/22/10	657	(118,260)
Dell, Inc., Strike Price USD 15, Expires 1/22/11	1,612	(318,370)
Goldman Sachs Group, Inc., Strike Price USD 185, Expires 4/17/10	133	(69,160)
JPMorgan Chase & Co., Strike Price USD 44, Expires 6/19/10	1,690	(455,455)
MetLife, Inc., Strike Price USD 41, Expires 6/19/10	316	(43,450)
Microsoft Corp., Strike Price USD 28, Expires 4/17/10	1,324	(413,750)
Polycom, Inc., Strike Price USD 20, Expires 1/16/10	687	(343,500)
UnitedHealth Group, Inc., Strike Price USD 30, Expires 6/19/10	1,458	(473,850)
WellPoint, Inc., Strike Price USD 60, Expires 6/19/10	674	(323,520)
Xerox Corp., Strike Price USD 8, Expires 4/17/10	3,162	(284,580)

		(11,458,410)

Exchange-Traded Put Options Written — (0.0)%
Goldman Sachs Group, Inc., Strike Price USD 155, Expires 4/17/10	133	(82,460)
S&P 500 Listed Option, Strike Price USD 1,050, Expires 1/16/10	1,738	(504,020)

		(586,480)

Total Options Written (Premiums Received — $7,766,719) — (0.2)%		(12,044,890)

Total Investments, Net of Structured Options, Investments Sold Short and Outstanding Options Written — 101.6%		5,499,647,113
Liabilities in Excess of Other Assets — (1.6)%		(88,645,737)

Net Assets — 100.0%		$5,411,001,376

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$5,042,568,642

Gross unrealized appreciation	$561,498,252
Gross unrealized depreciation	(82,206,141)

Net unrealized appreciation	$479,292,111

(a)   Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of security, is on loan.

(d)	Represents a zero-coupon bond. Rate shown represents the current yield as of report date.

(e)	Convertible security.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments December 31, 2009 (continued)

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(k)	Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(l)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(m)	All or a portion of security has been pledged as collateral in connection with swaps.

(n)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Purchase		Sale	Realized
Affiliate	Cost		Cost	Loss	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$630,193	[1]	—	—	$1,446
BlackRock Liquidity Series, LLC Money Market Series	$116,068,750	[1]	—	—	$81,940
iShares Dow Jones U.S. Financial Sector Index Fund	$141,621		$1,729,455	$(710,955)	—
iShares Dow Jones U.S. Technology Sector Index Fund	$565,325		$2,678,030	$(542,027)	—
iShares Dow Jones U.S. Telecommunications Sector Index Fund	$781,298		—	—	$75,106
iShares MSCI Brazil (Free) Index Fund	$4,813,322		$8,781,386	$(2,899,877)	$179,805
iShares MSCI South Korea Index Fund	$905,718		$3,035,247	$(1,506,340)	$38,698
iShares Silver Trust	$10,518,294		$5,617,508	$(165,722)	—

[1]	Represents net purchase cost.

(o)	Represents the current yield as of report date.

(p)	Security was purchased with the cash collateral from securities loans.

(q)	Rates shown are the discount rates paid at the time of purchase.

(r)	CSFB DJ EuroStoxx Structured Option is issued in units. Each unit represents a composite structure based on the product of the DJ EuroStoxx 50 Index and the Euro / U.S. Dollar exchange rate, with an initial reference strike of 3,271.3474. Each unit contains (a) one written put on the composite index at a strike price of 3,173.207 and (b) 2.0 call spread units on the composite index with a lower call strike of 3,271.3474 and an upper call strike of 3,762.0495. On December 31, 2009, the composite index was 4,246.119. At this time, the value of the structured option was $3,880,800 based on a price of $634.74 per unit. The option expires on July 23, 2010.

(s)	JP Morgan DJ EuroStoxx Structured Option is issued in units. Each unit represents a composite structure based on the product of the DJ EuroStoxx 50 Index and the Euro/U.S. Dollar exchange rate, with an initial reference strike of 3,401.60. Each unit contains (a) one written put on the composite index at a strike price of 3,299.55 and (b) 2.03 call spread unit on the composite index with a lower call strike of 3,401.60 and an upper call strike of 3,911.84. For each unit of the Structured Option, the Fund has sold or written 2.03 calls on the composite index at 3,911.84 and bought 2.03 calls on the composite index at 3,401.60. On December 31, 2009, the composite index was 4,246.119. At this time, the value of this structured option was $3,467,460 based on the price of the structure of $649.86 per unit. The option expires on July 16, 2010.

•	Foreign currency exchange contracts as of December 31, 2009 were as follows:

				Unrealized
Currency	Currency		Settlement	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

EUR 109,968	USD 157,298	Brown Brothers Harriman & Co.	1/04/10	$346
HKD 363,019	USD 46,809	Citibank, NA	1/04/10	12
USD 2,565	IDR 24,229,114	Brown Brothers Harriman & Co.	1/04/10	(12)
BRL 351,683	USD 202,175	Brown Brothers Harriman & Co.	1/05/10	(393)
HKD 202,845	USD 26,161	Brown Brothers Harriman & Co.	1/05/10	1
BRL 922,398	USD 533,641	Brown Brothers Harriman & Co.	1/06/10	(4,407)
JPY 200,410,080	USD 2,153,805	Brown Brothers Harriman & Co.	1/06/10	(1,915)
EUR 9,394,107	GBP 8,408,571	Deutsche Bank AG	1/07/10	(114,148)
EUR 13,033,178	USD 18,917,045	JPMorgan Chase Bank NA	1/07/10	(233,361)
JPY 535,817,200	EUR 4,111,834	Barclays Bank, Plc	1/07/10	(141,180)
JPY 2,071,779,000	USD 23,037,429	Citibank, NA	1/07/10	(791,726)
JPY 1,617,486,442	USD 17,986,861	Credit Suisse International	1/07/10	(619,119)
USD 4,700,000	GBP 2,894,891	Credit Suisse International	1/07/10	24,336
USD 5,400,000	JPY 499,980,600	Credit Suisse International	1/07/10	31,464
USD 2,298,458	ZAR 17,244,640	UBS AG	1/07/10	(35,036)
EUR 11,330,000	JPY 1,516,939,710	JPMorgan Chase Bank NA	1/08/10	(46,134)
EUR 9,200,000	JPY 1,232,054,800	UBS AG	1/08/10	(40,622)
EUR 18,301,788	USD 26,674,855	Barclays Bank, Plc	1/08/10	(438,399)
EUR 22,224,884	USD 32,403,214	Brown Brothers Harriman & Co.	1/08/10	(542,818)
EUR 9,766,000	USD 14,243,281	Citibank, NA	1/08/10	(243,270)
EUR 5,032,300	USD 7,337,093	Deutsche Bank AG	1/08/10	(123,059)
EUR 4,019,250	CHF 6,074,011	UBS AG	1/08/10	(110,160)
JPY 2,511,478,000	USD 28,029,888	UBS AG	1/08/10	(1,062,776)
USD 498,000	EUR 348,252	Brown Brothers Harriman & Co.	1/08/10	(1,235)
USD 9,200,000	JPY 853,336,800	UBS AG	1/08/10	37,256
KRW 14,950,440,000	USD 12,819,479	Deutsche Bank AG	1/11/10	15,373
EUR 1,835,340	USD 2,628,142	JPMorgan Chase Bank NA	1/14/10	2,882
EUR 3,870,495	USD 5,538,678	HSBC Bank USA, NA	1/14/10	9,813
EUR 24,941,059	USD 35,726,381	UBS AG	1/14/10	27,509
USD 2,386,740	EUR 1,666,136	Deutsche Bank AG	1/14/10	(1,725)
EUR 9,280,030	USD 13,261,163	Barclays Bank, Plc	1/15/10	42,072
EUR 14,643,910	USD 20,926,147	Brown Brothers Harriman & Co.	1/15/10	66,389
EUR 2,161,800	USD 3,092,435	Citibank, NA	1/15/10	6,578
EUR 11,684,954	USD 16,659,572	Credit Suisse International	1/15/10	91,203
CNY 29,681,400	USD 4,440,000	JPMorgan Chase Bank NA	10/13/10	(65,761)

Total				$(4,262,022)

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments December 31, 2009 (continued)

•	Financial futures contracts purchased as of December 31, 2009 were as follows:

					Unrealized
			Expiration	Notional	Appreciation
Contracts	Issue	Exchange	Date	Value	(Depreciation)

94	Hang Seng Index Future	Hong Kong	January 2010	$13,311,139	$(20,518)
60	MSCI Singapore IX ETS Future	Singapore	January 2010	$2,885,677	99,695
60	Taiwan MSCI Simex Index	Singapore	January 2010	$1,680,840	92,760
17	Dax Index 25 Euro	Eurex	March 2010	$3,576,919	53,953
2,577	DJ Euro Stoxx 50	Eurex	March 2010	$106,721,452	3,071,744
257	FTSE 100 Index	NYSE LIFFE — London	March 2010	$21,849,967	405,904
142	S&P 500 Index	Chicago Mercantile	March 2010	$39,481,251	(51,401)
44	S&P TSE 60 Index	Montreal	March 2010	$5,727,767	84,768
26	SPI 200 Index	Sydney	March 2010	$2,772,849	75,805
334	Yen Denom Nikkei	Chicago Mercantile	March 2010	$18,152,521	881,193

Total					$4,693,903

•	Total return swaps outstanding as of December 31, 2009 were as follows:

Interest				Notional		Unrealized
Payable				Amount		Appreciation
Rate		Counterparty	Expiration	(000)		(Depreciation)

(0.59)	% (1)	BNP Paribas SA	September 2010	USD	27,924	$274,196	(2)
(0.46)	% (3)	Deutsche Bank AG	September 2010	USD	13,427	(268,027	) (2)
(0.48)	% (4)	BNP Paribas SA	September 2010	USD	9,885	(197,318	) (2)
0.01	% (5)	BNP Paribas SA	September 2010	USD	13,745	410,214	(6)
0.73	% (7)	JPMorgan Chase Bank NA	December 2010	USD	9,450	104,138	(8)

Total						$323,203

   (1) Based on the 3-month LIBOR minus 0.85%.

   (2) Based on the change in the return of the MSCI Daily Total Return Net Europe (excluding United Kingdom) USD Index.

   (3) Based on the 3-month LIBOR minus 0.72%.

   (4) Based on the 3-month LIBOR minus 0.74%.

   (5) Based on the 3-month LIBOR minus 0.24%.

   (6) Based on the change in the return of the MSCI Daily Total Return Net EAFE USD Index.

   (7) Based on the 3-month LIBOR plus 0.48%.

   (8) Based on the change in the return of the MSCI Daily Total Return Net Emerging Markets USD Index.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investment in
Inputs	Securities[1]

	Assets	Liabilities
Level 1
Long-Term Investments:
Common Stocks
Belgium	$310,799	—
Brazil	124,715,113	—
Canada	146,951,224	—
Chile	3,877,457	—
China	4,088,016	—
France	163,906	—
Germany	47,880	—
Hong Kong	1,412,009	—
India	2,855,861	—
Ireland	4,265,903	—
Israel	9,599,032	—
Japan	58,000	—
Kazakhstan	11,725,410	—
Luxembourg	376,227	—
Mexico	9,561,384	—
Netherlands	1,095,098	—
Russia	42,007,075	—
South Africa	1,374,906	—
South Korea	14,190,770	—
Switzerland	12,607,870	—
Taiwan	6,773,463	—
Thailand	7,712,079	—
United Kingdom	35,130,213	—
United States	1,493,653,632	—
Investment Companies	159,612,065	—
Preferred Stocks	13,345,002	—
Warrants	2,032,811	—
Short-Term Securities	630,193	—
Investments Sold Short	—	$(10,168,750)

Total Level 1	2,110,173,398	(10,168,750)

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Consolidated Schedule of Investments December 31, 2009 (concluded)

Valuation	Investment in
Inputs	Securities[1]

	Assets	Liabilities
Level 2
Long-Term Investments:
Common Stocks
Australia	$31,189,000	—
Austria	827,932	—
Belgium	4,829,268	—
China	66,977,289	—
Egypt	3,103,764	—
Finland	2,308,526	—
France	24,605,156	—
Germany	6,585,654	—
Hong Kong	29,416,179	—
India	31,234,219	—
Indonesia	5,464,014	—
Italy	3,292,766	—
Japan	320,087,800	—
Malaysia	15,284,845	—
Netherlands	5,634,368	—
Norway	4,935,551	—
Philippines	8,445	—
Singapore	38,722,967	—
South Africa	1,791,638	—
South Korea	23,495,650	—
Spain	7,410,015	—
Switzerland	32,458,368	—
Taiwan	37,197,049	—
Turkey	10,696,623	—
United Kingdom	48,489,524	—
Corporate Bonds	533,230,507	—
Foreign Government Obligations	414,583,869	—
Warrants	4,249	—
U.S. Treasury Obligations	450,699,492	—
Investment Companies	646,614	—
Capital Trusts	360,628	—
Preferred Stocks	7,437,863	—
Short-Term Securities	1,123,249,172	—

Total Level 2	3,286,259,004	—

Level 3
Long-Term Investments:
Asset-Backed Securities	6,000	—
Corporate Bonds	99,937,671	—
Foreign Government Obligations	8,348,349	—
Floating Rate Loan Interests	6,000,000	—
Structured Notes	193,637	—
Preferred Stocks	491,702	—

Total Level 3	114,977,359	—

Total	$5,511,409,761	$(10,168,750)

Valuation	Other Financial
Inputs	Instruments[1]

	Assets	Liabilities

Level 1	$7,869,967	$(12,116,809)
Level 2	1,143,782	(5,082,601)
Level 3	7,346,847	—

Total	$16,360,596	$(17,199,410)

[1]	Other financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities

				Floating
	Asset-		Foreign	Rate
	Backed	Corporate	Government	Loan	Structured	Preferred
	Securities	Bonds	Obligations	Interests	Notes	Stocks	Total

Balance, as of December 31, 2008	—	—	—	—	—	—	—
Realized gain (loss)	—	$(1,470,146)	—	—	$3,170	—	$(1,466,976)
Change in unrealized appreciation/depreciation[2]	$3,000	23,245,535	$1,635,365	—	(2,755)	—	24,881,145
Net purchases (sales)	—	24,836,313	5,275,404	—	(499,245)	—	29,612,472
Net transfers in/out of Level 3	3,000	53,325,969	1,437,580	$6,000,000	692,467	$491,702	61,950,718

Balance, as of December 31, 2009	$6,000	$99,937,671	$8,348,349	$6,000,000	$193,637	$491,702	$114,977,359

[2]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2009 was $24,881,145.

The following table is a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used to determine fair value:

Other Financial
Instruments[3]

Assets

Balance, as of December 31, 2008	$195,050
Accrued discounts/premiums	—
Realized gain (loss)	(249,019)
Change in unrealized appreciation/depreciation	(511,314)
Net purchases (sales)	565,283
Net transfers in/out of Level 3	7,346,847

Balance, as of December 31, 2009	$7,346,847

[3]	Other financial instruments are swaps and structured options.

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Consolidated Statement of Assets and Liabilities December 31, 2009

Assets:
Investments at value—unaffiliated (including securities loaned of $119,982,728) (cost—$4,859,359,982)	$5,364,420,824
Investments at value—affiliated (cost—$145,804,163)	150,093,082
Structured options at value (cost—$0)	7,346,847
Unrealized appreciation on foreign currency exchange contracts	355,234
Unrealized appreciation on swaps	788,548
Cash held as collateral for short sales	10,677,171
Foreign currency at value (cost—$5,171,087)	5,231,553
Interest receivable	16,242,985
Capital shares sold receivable	13,179,110
Dividends receivable	4,228,882
Investments sold receivable	3,190,559
Securities lending income receivable—affiliated	39,364
Swaps receivable	19,691
Prepaid expenses	114,153
Other assets	54,041

Total assets	5,575,982,044

Liabilities:
Collateral at value—securities loaned	124,868,750
Investments sold short at value (proceeds—$8,460,756)	10,168,750
Options written at value (premiums received—$7,766,719)	12,044,890
Unrealized depreciation on foreign currency exchange contracts	4,617,256
Unrealized depreciation on swaps	465,345
Investments purchased payable	4,965,554
Investment advisory fees payable	2,906,681
Capital shares redeemed payable	1,036,218
Deferred foreign capital gain tax	983,272
Distribution fees payable	939,743
Margin variation payable	88,960
Other affiliates payable	22,122
Officer’s and Directors’ fees payable	3,555
Swaps payable	3,142
Other accrued expenses payable	774,811
Other liabilities	1,091,619

Total liabilities	164,980,668

Net Assets	$5,411,001,376

Net Assets Consist of:
Paid-in capital	$4,993,199,380
Distributions in excess of net investment income	(26,898,601)
Accumulated net realized loss	(65,909,314)
Net unrealized appreciation/depreciation	510,609,911

Net Assets	$5,411,001,376

Net Asset Value:
Class I—Based on net assets of $855,977,339 and 57,385,196 shares outstanding, 200 million shares authorized, $0.10 par value	$14.92

Class II—Based on net assets of $7,842,869 and 526,072 shares outstanding, 200 million shares authorized, $0.10 par value	$14.91

Class III—Based on net assets of $4,547,181,168 and 338,801,377 shares outstanding, 200 million shares authorized, $0.10 par value	$13.42

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Consolidated Statement of Operations Year Ended December 31, 2009

Investment Income:
Interest	$57,282,616
Dividends	47,516,681
Foreign taxes withheld	(1,775,618)
Income-affiliated	295,055
Securities lending—affiliated	81,940

Total income	103,400,674

Expenses:
Investment advisory	24,563,695
Distribution—Class II	5,105
Distribution—Class III	7,834,124
Transfer agent—Class I	859
Transfer agent—Class II	4
Transfer agent—Class III	4,136
Accounting services	1,079,747
Custodian	743,120
Printing	453,882
Registration	243,171
Professional	233,143
Officer and Directors	116,875
Miscellaneous	162,191

Total expenses excluding dividend expense	35,440,052
Dividend expense	351,426

Total expenses including dividend expense	35,791,478
Less fees waived by advisor	(853)

Total expenses after fees waived	35,790,625

Net investment income	67,610,049

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments—unaffiliated	(51,368,503)
Investments—affiliated	(5,824,921)
Financial futures contracts and swaps	67,371,983
Short sales	(9,889,446)
Option written and structured options	3,604,071
Foreign currency transactions	(24,960,592)

(21,067,408)

Net change in unrealized appreciation/depreciation on:
Investments (including $983,272 deferred foreign capital gain tax)	769,479,978
Financial futures contracts and swaps	(1,006,933)
Short sales	(3,951,859)
Option written and structured options	3,521,982
Foreign currency transactions	(6,472,546)

761,570,622

Total realized and unrealized gain	740,503,214

Net Increase in Net Assets Resulting Operations	$808,113,263

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Statements of Changes in Net Assets

	Year Ended December 31,
	2009
Increase (Decrease) in Net Assets:	(Consolidated)	2008

Operations:
Net investment income	$67,610,049	$28,646,614
Net realized loss	(21,067,408)	(16,209,531)
Net change in unrealized appreciation/depreciation	761,570,622	(438,123,052)

Net increase (decrease) in net assets resulting from operations	808,113,263	(425,685,969)

Dividends and Distributions to Shareholders From:
Net investment income:
Class I	(13,027,335)	(14,898,524)
Class II	(94,232)	(36,284)
Class III	(68,171,865)	(48,065,326)
Net realized gain:
Class I	—	(2,663,892)
Class II	—	(6,986)
Class III	—	(9,020,831)
Tax return of capital:
Class I	(767,656)	—
Class II	(7,050)	—
Class III	(4,541,863)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(86,610,001)	(74,691,843)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	2,277,640,598	1,821,564,124

Net Assets:
Total increase in net assets	2,999,143,860	1,321,186,312
Beginning of year	2,411,857,516	1,090,671,204

End of year	$5,411,001,376	$2,411,857,516

Undistributed (distributions in excess of) net investment income	$(26,898,601)	$11,587,668

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2009
	(Consolidated)	2008	2007	2006		2005

Per Share Operating Performance:
Net asset value, beginning of year	$12.52	$16.03	$14.78	$13.54		$12.56

Net investment income[1]	0.27	0.27	0.32	0.32		0.27
Net realized and unrealized gain (loss)	2.39	(3.39)	2.19	1.92		1.03

Net increase (decrease) from investment operations	2.66	(3.12)	2.51	2.24		1.30

Dividends and distributions from:
Net investment income	(0.24)	(0.33)	(0.47)	(0.41)		(0.32)
Net realized gain	—	(0.06)	(0.79)	(0.59)		—
Tax return of capital	(0.02)	—	—	—		—

Total dividends and distributions	(0.26)	(0.39)	(1.26)	(1.00)		(0.32)

Net asset value, end of year	$14.92	$12.52	$16.03	$14.78		$13.54

Total Investment Return:[2]
Based on net asset value	21.30%	(19.48)%	17.01%	16.53%	[3]	10.43%

Ratios to Average Net Assets:
Total expenses	0.74%	0.80%	0.78%	0.79%		0.77%

Total expenses after fees waived	0.74%	0.80%	0.78%	0.79%		0.77%

Net investment income	1.99%	1.81%	2.03%	2.18%		2.07%

Supplemental Data:
Net assets, end of year (000)	$855,977	$589,326	$755,675	$717,928		$679,681

Portfolio turnover	26%	31%	34%	55%		57%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	The previous investment advisor fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2009
	(Consolidated)	2008	2007	2006		2005

Per Share Operating Performance:
Net asset value, beginning of year	$12.53	$16.03	$14.78	$13.54		$12.56

Net investment income[1]	0.24	0.25	0.30	0.29		0.25
Net realized and unrealized gain (loss)	2.39	(3.39)	2.19	1.92		1.03

Net increase (decrease) from investment operations	2.63	(3.14)	2.49	2.21		1.28

Dividends and distributions from:
Net investment income	(0.22)	(0.30)	(0.45)	(0.38)		(0.30)
Net realized gain	—	(0.06)	(0.79)	(0.59)		—
Tax return of capital	(0.03)	—	—	—		—

Total dividends and distributions	(0.25)	(0.36)	(1.24)	(0.97)		(0.30)

Net asset value, end of year	$14.91	$12.53	$16.03	$14.78		$13.54

Total Investment Return:[2]
Based on net asset value	21.05%	(19.57)%	16.82%	16.36%	[3]	10.27%

Ratios to Average Net Assets:
Total expenses	0.89%	0.95%	0.93%	0.94%		0.92%

Total expenses after fees waived	0.89%	0.95%	0.93%	0.94%		0.92%

Net investment income	1.76%	1.69%	1.90%	2.03%		1.92%

Supplemental Data:
Net assets, end of year (000)	$7,843	$1,544	$1,521	$1,771		$1,743

Portfolio turnover	26%	31%	34%	55%		57%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	The previous investment advisor fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2009
	(Consolidated)	2008	2007	2006		2005

Per Share Operating Performance:
Net asset value, beginning of year	$11.30	$14.53	$13.51	$12.45		$11.58

Net investment income[1]	0.21	0.21	0.24	0.23		0.22
Net realized and unrealized gain (loss)	2.15	(3.07)	2.02	1.81		0.95

Net increase (decrease) from investment operations	2.36	(2.86)	2.26	2.04		1.17

Dividends and distributions from:
Net investment income	(0.22)	(0.31)	(0.45)	(0.39)		(0.30)
Net realized gain	—	(0.06)	(0.79)	(0.59)		—
Tax return of capital	(0.02)	—	—	—		—

Total dividends and distributions	(0.24)	(0.37)	(1.24)	(0.98)		(0.30)

Net asset value, end of year	$13.42	$11.30	$14.53	$13.51		$12.45

Total Investment Return:[2]
Based on net asset value	20.92%	(19.67)%	16.75%	16.40%	[3]	10.18%

Ratios to Average Net Assets:
Total expenses	0.99%	1.03%	1.04%	1.04%		1.02%

Total expenses after fees waived	0.99%	1.03%	1.04%	1.04%		1.02%

Net investment income	1.75%	1.66%	1.67%	1.88%		1.85%

Supplemental Data:
Net assets, end of year (000)	$4,547,181	$1,820,988	$333,475	$71,208		$29,074

Portfolio turnover	26%	31%	34%	55%		57%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	The previous investment advisor fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

See Notes to Consolidated Financial Statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Notes to Consolidated Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Global Allocation V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated.

Valuation: The Fund’s policy is to value instruments at fair value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). Floating rate loan interests are valued at the mean between the last available bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed securities is estimated based on models. The models consider the estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. The Money Market Series’ investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Fund are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loans: The Fund may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions, and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more US banks or (iii) the certificate of deposit rate. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

The Fund earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent and prepayment penalty fees. Facility, commitment and amendment fees are typically amortized over the term of the loan. Consent fees and various other fees are recorded as income. Prepayment penalty fees are recorded as realized gains. When a Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and borrower.

Short Sales: When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer with which it made the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The Fund is required to repay the counterparty any dividends or interest received on the security sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., swaps, written options, foreign currency exchange contracts, short sales, structured options and financial futures contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of total distributions may be treated as a tax return of capital.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives income on the loaned securities but does not receive the income on the collateral. The Fund may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity, credit, interest rate and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Fund may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Fund and its counterparties. The ISDA Master Agreement allows the Fund to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For OTC purchased options, the Fund bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Fund may purchase or sell financial futures contracts to gain exposure to, or economically hedge against, changes in the value of interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a currency relative to the US dollar.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to underlying instruments (equity risk) and/or, in the case of written options, to generate premium income. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value. The Fund may execute transactions in both listed and OTC options.

The Fund invests in structured options with approved counterparties to increase or decrease its exposure to underlying securities (equity risk). These structured options are European-Style Options and consist of multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but maybe transferred/sold prior to the expiration date. Each of the component options is purchased or sold on a single underlying index. The value on structured options will increase when the value of the underlying index increases, and decrease when the value of the underlying index decreases. The Fund may also invest in structured options the return of which is inversely related to changes in an index (“Inverse Structured Options”). In general, the value on Inverse Structured Options will decrease when the value of the underlying index increases, and increase when the value of the underlying index decreases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps—The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•	Total return swaps—The Fund may enter into total return swaps to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party commits to pay interest in exchange for the total return (coupons plus capital gains/losses) of an underlying asset. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Derivative Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of
December 31, 2009

	Asset Derivatives

	Consolidated Statement of Assets and Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$355,234

Equity contracts*	Net unrealized appreciation/depreciation/Unrealized appreciation on swaps/Investments at value—unaffiliated/Structured options at value	16,005,362

Total		$16,360,596

	Liability Derivatives

	Consolidated Statement of Assets and Liabilities Location	Value

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$4,617,256

Equity contracts*	Net unrealized appreciation/depreciation/Options written at value	12,582,154

Total		$17,199,410

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s margin variation is reported within the Consolidated Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the
Consolidated Statement of Operations
Year Ended December 31, 2009

	Net Realized Gain (Loss) from

	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options**	Transactions	Total

Interest rate contracts	$23,664	—	—	—	$23,664

Foreign currency exchange contracts	—	—	$(439,190)	$(25,416,965)	(25,856,155)

Credit contracts	—	$(4,488,055)	—	—	(4,488,055)

Equity contracts	66,896,194	4,940,180	7,951,454	—	79,787,828

Total	$66,919,858	$452,125	$7,512,264	$(25,416,965)	$49,467,282

	Net Change in Unrealized
	Appreciation/Depreciation on

	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options**	Transactions	Total

Interest rate contracts	$119,479	—	—	—	$119,479

Foreign currency exchange contracts	—	—	$(361,601)	$(6,708,204)	(7,069,805)

Credit contracts	—	$(1,030,405)	—	—	(1,030,405)

Equity contracts	(419,210)	323,203	1,101,940	—	1,005,933

Total	$(299,731)	$(707,202)	$740,339	$(6,708,204)	$(6,974,798)

**	Options purchased are included in the net realized gain (loss) from investments—unaffiliated and net change in unrealized appreciation/depreciation on investments—unaffiliated.

For the year ended December 31, 2009, the average derivative activity was as follows:

Futures:

Average number of contracts	2,845

Average value	$6,596,434

Foreign currency exchange contracts:

Average number of contracts	60

Average US dollar amount	$533,988,075

Options purchased:

Average number of contracts	5,470

Average premium	$5,334,979

Structured options:

Average number of contracts	8,697

Average premium	$264,983

Credit default swaps:

Average number of positions	13

Average notional value	$23,112,019

Total Return swaps:

Average number of positions	2

Average notional value	$33,905,163

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.65% of the average daily value of the Fund’s net assets.

The Manager has entered into separate sub-advisory agreements with BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited, both affiliates of the Manager, under which the Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II and Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Consolidated Statement of Operations.

For the year ended December 31, 2009, the Fund reimbursed the Manager $77,104 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company has entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.15% and 0.25% based upon the average daily net assets of Class II and Class III, respectively.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services and customer identification services.

The Company has received an exemptive order from the SEC permitting it to, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Consolidated Statement of Operations. For the year ended December 31, 2009, BIM received $21,665 in securities lending agent fees.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments (including paydowns and excluding short-term securities) for the year ended December 31, 2009 were $2,092,614,675 and $546,062,040, respectively.

Purchases and sales of US government securities for the year ended December 31, 2009 were $489,611,166 and $271,490,815, respectively.

Transactions in options written for the year ended December 31, 2009 were as follows:

	Calls		Puts
		Premiums		Premiums
	Contracts	Received	Contracts	Received

Options outstanding at beginning of year	76,000	$6,293,224	61,300	$39,539

Options written	43,086	14,592,352	3,583	2,917,166

Options exercised	(10,061)	(3,111,896)	(61,300)	(39,539)

Options expired	(80,187)	(5,504,364)	(1,712)	(1,082,899)

Options closed	(13,818)	(6,336,864)	—	—

Options outstanding at end of year	15,020	$5,932,452	1,871	$1,834,267

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended December 31, 2009.

6.  Income Tax Information:

Reclassification: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2009 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions and income recognized from pass-through entities were reclassified to the following accounts:

Distributions in excess of net investment income	$(24,802,886)

Accumulated net realized loss	$24,802,886

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/2009	12/31/2008

Distributions paid from:

Ordinary income	$81,293,432	$63,355,485

Long-term capital gains	—	11,336,358

Tax return of capital	5,316,569	—

Total distributions	$86,610,001	$74,691,843

As of December 31, 2009, the tax components of accumulated net earnings were as follows:

Capital loss carryforwards	$(34,360,043)

Net unrealized gains*	452,162,039

Total	$417,801,996

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, the deferral of post-October losses on investments in passive foreign investment companies for tax purposes, the timing and recognition of partnership income, the accounting for swap agreements and the classification of investments.

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$19,694,526

2017	14,665,517

Total	$34,360,043

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of December 31, 2009, the Fund had the following industry classifications:

Percent of
Long-Term
Industry	Investments

Government Obligation	19%

Oil & Gas	8

Diversified Financial Services	8

Pharmaceuticals	5

Metals & Mining	5

Other*	55

*	All other industries held were each less than 5% of long-term investments.

8.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	15,859,836	$227,775,783

Shares issued to shareholders in reinvestment of dividends and distributions	948,194	13,794,991

Total issued	16,808,030	241,570,774

Shares redeemed	(6,476,970)	(86,929,801)

Net increase	10,331,060	$154,640,973

Class I Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	4,616,953	$66,021,323

Shares issued to shareholders in reinvestment of dividends and distributions	1,410,637	17,562,416

Total issued	6,027,590	83,583,739

Shares redeemed	(6,117,580)	(85,872,321)

Net decrease	(89,990)	$(2,288,582)

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	490,084	$6,895,524

Shares issued to shareholders in reinvestment of dividends and distributions	6,881	101,282

Total issued	496,965	6,996,806

Shares redeemed	(94,106)	(1,295,559)

Net increase	402,859	$5,701,247

Class II Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	102,997	$1,563,130

Shares issued to shareholders in reinvestment of dividends and distributions	3,473	43,270

Total issued	106,470	1,606,400

Shares redeemed	(78,156)	(1,150,181)

Net increase	28,314	$456,219

Class III Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	248,876,521	$2,950,992,388

Shares issued to shareholders in reinvestment of dividends and distributions	5,563,432	72,713,728

Total issued	254,439,953	3,023,706,116

Shares redeemed	(76,785,117)	(906,407,738)

Net increase	177,654,836	$2,117,298,378

Class III Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	159,004,080	$2,084,119,674

Shares issued to shareholders in reinvestment of dividends and distributions	5,083,362	57,086,157

Total issued	164,087,442	2,141,205,831

Shares redeemed	(25,897,784)	(317,809,344)

Net increase	138,189,658	$1,823,396,487

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 23, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Allocation V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Allocation V.l. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2009, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the consolidated financial highlights for the year then ended. We have also audited the statement of changes in net assets for the year ended December 31, 2008 and the financial highlights for each of the four years in the period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Global Allocation V.l. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2009, the consolidated results of its operations, the consolidated changes in its net assets, and the consolidated financial highlights for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the changes in the Company’s net assets for the period ended December 31, 2008, and the financial highlights for each of the four years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 23, 2010

BlackRock Global Growth V.I. Fund

Annual Report
December 31, 2009

BlackRock Variable Series Funds, Inc.
BlackRock Global Growth V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	The Fund posted strong results for the 12-month period, but underperformed the benchmark S&P Global Broad Market Index.

What factors influenced performance?

•	Our underweight and stock selection in the information technology (IT) sector was the biggest detractor from Fund performance for the year. Weaker stock selection results could also be found across the financials and industrials sectors. Our bias toward higher-quality banks and diversified financial services were detractors relative to a market that favored riskier assets. Within industrials, another source of weakness came from the Fund’s transportation holdings, specifically the airlines, which pulled back during their holding periods, as well as trucking companies and marine port operators. Finally, holding some cash hurt relative returns.

•	On the positive side, superior stock selection within materials, energy, consumer discretionary and health care, as well as good allocation decisions across the utilities, financials and health care sectors, helped relative Fund returns. Strength within materials resulted from positioning among diversified metals & mining and fertilizer holdings that climbed substantially from March onward. Results in energy were aided by oil & gas equipment & services names, which benefited from the rebound in energy prices. Elsewhere, underweights in the more defensive utilities and health care sectors contributed positively to relative results. Allocation effects were also helped by our modest overweight in financials.

Describe recent portfolio activity.

•	Early in the reporting period, we continued to trim the Fund’s more defensive exposures, using the proceeds to cover underweights in more cyclically-geared industries and financials that were trading at oversold levels. Since March, we have maintained relatively neutral sector weights relative to the benchmark, given poor visibility and a good deal of uncertainty about the sustainability of the recovery. Notable sector changes during the year included additions to consumer discretionary, financials, industrials and IT. We also cut back on consumer staples, health care and materials exposures. Geographically, we are now overweight in Japan.

Describe Fund positioning at period end.

•	At period end, we continue to keep overall risk exposures in check, and believe balanced portfolios are appropriate for the environment. Our focus, as always, will be on identifying sub-industries with above-average investment potential, and investing in companies that are well positioned to meet or exceed consensus expectations and offer a favorable risk/reward outlook.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2

BlackRock Variable Series Funds, Inc.
BlackRock Global Growth V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average earnings growth.

[2]	Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This rules-based index is designed to measure global stock market performance.

[4]	This market capitalization-weighted index is made up of equities from forty-five countries, including the United States. Effective January 1, 2010, the Fund changed the benchmark against which it measures its performance from the S&P Global Broad Market Index to the MSCI All Country World Index.
Performance Summary as of December 31, 2009

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years		10 Years

Class I Shares[5]	21.71%	35.65%	7.13%		0.25%

Class III Shares[5]	21.56	35.38	6.86	[6]	0.00	[6]

S&P Global Broad Market Index	24.16	37.79	4.01		2.23

MSCI All Country World Index	23.32	34.63	3.10		0.42

[5]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

3

BlackRock Variable Series Funds, Inc.
BlackRock Global Growth V.I. Fund
Fund Information as of December 31, 2009

Percent of
Geographic Allocation	Long-Term Investments

United States	49%
Japan	11
United Kingdom	5
France	5
Switzerland	3
Canada	3
Germany	2
South Korea	2
Singapore	2
Hong Kong	2
India	2
Other[1]	14

[1]	Other includes a 1% investment in each of the following countries: Netherlands, Spain, Taiwan, Luxembourg, Ireland, Brazil, Israel, Cayman Islands, Belgium, Mexico, Italy, South Africa, Bermuda and Sweden.

4

BlackRock Variable Series Funds, Inc.
BlackRock Global Growth V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	July 1, 2009	December 31, 2009	During the Period[1]	July 1, 2009	December 31, 2009	During the Period[1]

Class I	$1,000	$1,217.10	$6.20	$1,000	$1,019.60	$5.65

Class III	$1,000	$1,215.60	$7.82	$1,000	$1,018.14	$7.12

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class I and 1.40% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year for Class I and actual days since inception for Class III divided by 365.
Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

5

BlackRock Variable Series Funds, Inc.
BlackRock Global Growth V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Belgium — 0.6%
Anheuser-Busch InBev NV	7,100	$367,546

Bermuda — 0.5%
Invesco Ltd.	12,800	300,672

Brazil — 0.7%
BM&F Bovespa SA	16,200	113,986
Banco Bradesco SA — ADR	9,600	209,952
Banco Santander Brasil SA — ADR	9,600	133,824

		457,762

Canada — 3.3%
Barrick Gold Corp.	7,100	281,461
Enbridge Inc.	6,100	283,638
Pan American Silver Corp. (a)	11,500	273,815
Potash Corp. of Saskatchewan, Inc.	2,500	271,250
Royal Bank of Canada	3,500	188,746
Suncor Energy, Inc.	6,800	241,935
The Toronto-Dominion Bank	3,400	214,432
TransCanada Corp.	9,200	318,352

		2,073,629

Cayman Islands — 0.6%
AirMedia Group, Inc. — ADR (a)	10,200	76,602
Herbalife Ltd.	6,700	271,819
Noah Education Holdings Ltd. — ADR (a)	4,100	20,049

		368,470

China — 0.4%
Focus Media Holding Ltd. — ADR (a)	13,500	213,975

Denmark — 0.2%
Novo-Nordisk A/S, Class B	2,300	146,836

Finland — 0.4%
Fortum Oyj	10,100	274,007

France — 4.5%
AXA SA	11,500	270,008
Air France-KLM	21,800	342,114
BNP Paribas SA	3,640	288,717
Cie de Saint-Gobain SA	7,800	423,121
France Telecom SA	7,300	182,414
Pinault-Printemps-Redoute	2,100	252,073
Renault SA	5,600	287,279
Societe Generale SA	2,500	173,700
Total SA	4,300	276,189
Unibail-Rodamco	1,400	307,552

		2,803,167

Germany — 2.3%
Bayerische Motoren Werke AG	5,900	268,581
Deutsche Boerse AG	2,500	207,024
Deutsche Lufthansa AG	17,000	287,057
K+S AG	5,000	285,166
RWE AG	3,900	378,465

		1,426,293

Hong Kong — 1.7%
Cheung Kong Holdings Ltd.	28,000	359,805
China Construction Bank, Class H	191,200	163,313
China Mobile Ltd.	23,700	220,517
Industrial and Commercial Bank of China Ltd.	213,400	175,748
Wing Hang Bank Ltd.	15,900	147,972

		1,067,355

India — 1.5%
Bharti Tele-Ventures Ltd.	30,300	214,093
Punjab National Bank Ltd.	11,200	217,532
Sterlite Industries India Ltd. — ADR	27,900	508,338

		939,963

Ireland — 0.8%
Accenture Plc	7,500	311,250
Covidien Plc	3,200	153,248

		464,498

Israel — 0.7%
Teva Pharmaceutical Industries Ltd. — ADR	7,900	443,822

Italy — 0.5%
Intesa Sanpaolo SpA	73,800	332,101

Japan — 11.1%
Amada Co., Ltd.	52,900	331,345
Canon, Inc.	9,400	399,862
Fujitsu Ltd.	40,200	260,834
Honda Motor Co., Ltd.	14,500	491,966
Itochu Corp.	84,800	626,398
JTEKT Corp.	49,000	630,225
Japan Tobacco, Inc.	130	438,944
Marubeni Corp.	112,200	619,790
Mitsubishi Heavy Industries Ltd.	88,000	310,373
Mitsubishi UFJ Financial Group, Inc.	49,400	243,334
Mitsui & Co., Ltd.	43,000	610,003
NTN Corp.	23,500	106,178
Nippon Steel Corp.	54,800	222,049
Nippon Yusen Kabushiki Kaisha	98,900	304,596
Nomura Holdings, Inc.	40,300	299,698
Sumitomo Mitsui Financial Group, Inc.	3,600	103,303
Tokio Marine Holdings, Inc.	10,200	278,350
Toyo Suisan Kaisha, Ltd.	5,000	115,303
Toyota Motor Corp.	11,500	484,851

		6,877,402

Luxembourg — 0.8%
ArcelorMittal	10,800	493,627

Malaysia — 0.3%
CIMB Group Holdings Berhad	51,100	191,221

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	HKD	Hong Kong Dollar
AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	SEK	Swedish Krona
DKK	Danish Krone	SGD	Singapore Dollar
EUR	Euro	USD	US Dollar
GBP	British Pound	ZAR	South African Rand

See Notes to Financial Statements.

6

BlackRock Variable Series Funds, Inc.
BlackRock Global Growth V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Mexico — 0.6%
Fomento Economico Mexicano, SA de CV — ADR	7,500	$359,100

Netherlands — 1.4%
Aegon NV	52,700	337,470
Corio NV	2,600	177,137
Randstad Holdings NV	7,400	368,204

		882,811

New Zealand — 0.4%
Telecom Corp. of New Zealand Ltd.	143,100	257,068

Russia — 0.4%
AO VimpelCom — ADR	12,400	230,516

Singapore — 1.9%
CapitaLand Ltd.	55,600	164,941
DBS Group Holdings Ltd.	17,000	184,807
Singapore Telecommunications Ltd.	141,100	310,789
United Overseas Bank Ltd.	17,900	249,164
Wilmar International Ltd.	65,400	297,374

		1,207,075

South Africa — 0.5%
Naspers Ltd.	7,500	303,526

South Korea — 2.3%
Hyosung Corp. (a)	6,700	490,022
Korea Zinc Co., Ltd. (a)	2,900	506,425
Samsung Electronics Co., Ltd.	650	445,725

		1,442,172

Spain — 1.3%
Banco Santander SA	12,000	198,296
Inditex SA	4,400	274,791
Telefonica SA	10,800	302,281

		775,368

Sweden — 0.5%
Nordea Bank AB	28,700	290,789

Switzerland — 3.4%
Nestle SA, Registered Shares	12,200	592,110
Novartis AG, Registered Shares	10,000	546,092
Roche Holding AG	2,700	461,735
Swiss Reinsurance Co., Registered Shares	4,700	225,152
Transocean Ltd. (a)	3,200	264,960

		2,090,049

Taiwan — 1.0%
Chunghwa Telecom Co., Ltd. — ADR	13,500	250,695
Mega Financial Holding Co., Ltd.	310,100	178,658
Siliconware Precision Industries Co., Ltd. — ADR	25,900	181,559

		610,912

Thailand — 0.2%
Bangkok Bank Pcl, Foreign Shares	34,000	119,026

United Kingdom — 4.7%
BG Group Plc	18,200	328,624
Barclays Plc	62,300	274,522
GlaxoSmithKline Plc	26,900	570,437
HSBC Holdings Plc	30,625	349,380
Prudential Plc	26,800	274,331
Standard Chartered Plc	7,300	184,295
Unilever Plc	10,500	336,581
Vodafone Group Plc — ADR	11,000	253,990
WPP Plc	31,400	307,101

		2,879,261

United States — 48.6%
AT&T Inc.	8,800	246,664
Abbott Laboratories	5,700	307,743
Adobe Systems, Inc. (a)	8,400	308,952
Aetna, Inc.	4,800	152,160
Alcoa, Inc.	23,000	370,760
Alpha Natural Resources, Inc. (a)	8,900	386,082
American Electric Power Co., Inc.	8,500	295,715
Ameriprise Financial, Inc.	9,000	349,380
Apache Corp.	3,100	319,827
Apple, Inc. (a)	2,500	527,150
Applied Materials, Inc.	28,900	402,866
Arch Capital Group Ltd. (a)	2,600	186,030
Arch Coal, Inc.	11,500	255,875
Bank of America Corp.	5,900	88,854
Black & Decker Corp.	6,000	388,980
Boston Properties, Inc.	1,800	120,726
Bristol-Myers Squibb Co.	14,900	376,225
Bunge Ltd.	4,000	255,320
CBS Corp., Class B	23,100	324,555
Celanese Corp., Series A	9,700	311,370
The Charles Schwab Corp.	11,900	223,958
Chesapeake Energy Corp.	12,000	310,560
Chevron Corp.	6,700	515,833
Cisco Systems, Inc. (a)	16,500	395,010
Citigroup, Inc.	132,900	439,899
Cliffs Natural Resources, Inc.	9,300	428,637
ConAgra Foods, Inc.	13,700	315,785
ConocoPhillips	7,500	383,025
Consol Energy, Inc.	7,500	373,500
Corning, Inc.	23,600	455,716
Deere & Co.	10,300	557,127
Devon Energy Corp.	5,000	367,500
Dominion Resources, Inc.	7,000	272,440
eBay, Inc. (a)	23,800	560,252
EMC Corp. (a)	17,500	305,725
EOG Resources, Inc.	5,100	496,230
Energizer Holdings, Inc. (a)	3,700	226,736
Exxon Mobil Corp.	7,800	531,882
Federal Realty Investment Trust	2,700	182,844
General Electric Co.	25,500	385,815
General Mills, Inc.	4,700	332,807
The Goldman Sachs Group, Inc.	900	151,956
Google, Inc., Class A (a)	800	495,984
Halliburton Co.	11,200	337,008
Helmerich & Payne, Inc.	6,400	255,232
Hewlett-Packard Co.	9,600	494,496
Home Depot, Inc.	11,000	318,230
Hudson City Bancorp, Inc.	11,400	156,522
Intel Corp.	16,100	328,440
International Business Machines Corp.	4,000	523,600
JPMorgan Chase & Co.	8,100	337,527
Johnson & Johnson	3,900	251,199
Jones Lang LaSalle, Inc.	4,000	241,600
KLA-Tencor Corp.	10,300	372,448
Kohl’s Corp. (a)	5,500	296,615
LaSalle Hotel Properties	10,200	216,546
Las Vegas Sands Corp. (a)	9,600	143,424
Liberty Global, Inc. (a)	14,800	324,268
Mack-Cali Realty Corp.	4,900	169,393
Macy’s, Inc.	10,900	182,684
Manpower, Inc.	9,200	502,136
Marathon Oil Corp.	10,200	318,444
Medco Health Solutions, Inc. (a)	1,900	121,429
Medtronic, Inc.	5,200	228,696

See Notes to Financial Statements.

7

BlackRock Variable Series Funds, Inc.
BlackRock Global Growth V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (concluded)

Microsoft Corp.	25,400	$774,446
Monster Worldwide, Inc. (a)	30,100	523,740
Morgan Stanley	11,200	331,520
The Mosaic Co.	6,600	394,218
NII Holdings, Inc. (a)	11,600	389,528
Nike, Inc., Class B	4,500	297,315
Oracle Corp.	15,200	373,008
Parametric Technology Corp. (a)	18,700	305,558
People’s United Financial, Inc.	8,700	145,290
PepsiCo, Inc.	6,400	389,120
Pfizer, Inc.	31,300	569,347
Piper Jaffray Co. (a)	3,000	151,830
QUALCOMM, Inc.	5,400	249,804
Sempra Energy	6,800	380,664
State Street Corp.	3,300	143,682
Stryker Corp.	6,000	302,220
SunTrust Banks, Inc.	7,100	144,059
T. Rowe Price Group, Inc.	4,300	228,975
Texas Instruments, Inc.	13,900	362,234
Thermo Fisher Scientific, Inc. (a)	3,200	152,608
The Travelers Co., Inc.	3,800	189,468
U.S. Bancorp	5,200	117,052
United Parcel Service, Inc., Class B	8,400	481,908
UnitedHealth Group, Inc.	8,400	256,032
Urban Outfitters, Inc. (a)	8,200	286,918
Virgin Media, Inc.	21,000	353,430
Walt Disney Co.	11,900	383,775
WellPoint, Inc. (a)	2,600	151,554
Wells Fargo & Co.	8,100	218,619
Westinghouse Air Brake Technologies Corp.	6,000	245,040

		30,097,354

Total Common Stocks — 98.1%		60,787,373

Preferred Securities

Preferred Stocks

Germany — 0.4%
Volkswagen AG, 4.35%	2,800	264,116

United States — 0.4%
Bank of America Corp., 10.00% (b)	14,000	208,880

Total Preferred Securities — 0.8%		472,996

Total Long-Term Investments (Cost — $52,528,916) — 98.9%		61,260,369

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(d)	377,439	377,439

Total Short-Term Securities (Cost — $377,439) — 0.6%		377,439

Total Investments (Cost — $52,906,355*) — 99.5%		61,637,808
Other Assets Less Liabilities — 0.5%		319,902

Net Assets — 100.0%		$61,957,710

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$53,533,099

Gross unrealized appreciation	$8,759,649
Gross unrealized depreciation	(654,940)

Net unrealized appreciation	$8,104,709

(a)	Non-income producing security.

(b)	Convertible security.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$377,439	$3,737
BlackRock Liquidity Series, LLC Cash Sweep Series	$(1,651,156)	$3,139
BlackRock Liquidity Series, LLC Money Market Series	-	$2,161

(d)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of December 31, 2009 were as follows:

				Unrealized
Currency	Currency		Settlement	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

JPY 961,000	USD 10,459	Citibank NA	1/5/10	$(140)
USD 10,403	JPY 961,000	Citibank NA	1/5/10	84
AUD 2,227,000	USD 2,034,944	Citibank NA	1/27/10	(40,147)
CAD 346,000	USD 320,705	Barclays Capital Plc	1/27/10	10,134
CAD 513,000	USD 482,660	Citibank NA	1/27/10	7,862
CAD 347,000	USD 331,335	Deutsche Bank AG	1/27/10	461
CAD 145,400	USD 136,475	Royal Bank of Scotland	1/27/10	2,554
CAD 180,000	USD 172,249	UBS AG	1/27/10	(136)
CHF 254,100	USD 242,922	Citibank NA	1/27/10	2,756
CHF 26,000	USD 25,732	Deutsche Bank AG	1/27/10	(594)
DKK 147,000	USD 29,636	UBS AG	1/27/10	(1,327)
EUR 1,016,500	USD 1,503,293	Citibank NA	1/27/10	(46,128)
EUR 403,000	USD 603,822	Deutsche Bank AG	1/27/10	(26,116)
GBP 1,293,700	USD 2,107,455	Citibank NA	1/27/10	(18,208)
GBP 121,000	USD 201,819	Deutsche Bank AG	1/27/10	(6,411)
HKD 2,914,000	USD 376,123	Deutsche Bank AG	1/27/10	(213)
HKD 4,370,000	USD 564,231	UBS AG	1/27/10	(495)
JPY 169,354,700	USD 1,856,355	Citibank NA	1/27/10	(37,713)
JPY 13,686,000	USD 153,960	Deutsche Bank AG	1/27/10	(6,991)
NOK 7,448,000	USD 1,340,495	Citibank NA	1/27/10	(55,647)
SEK 3,411,000	USD 501,248	Deutsche Bank AG	1/27/10	(24,422)
USD 1,954,816	AUD 2,227,000	Citibank NA	1/27/10	(39,981)
USD 274,293	CAD 294,000	BNP Paribas	1/27/10	(6,824)
USD 144,181	CAD 152,000	Royal Bank of Scotland	1/27/10	(1,159)
USD 1,093,391	CHF 1,103,000	Barclays Capital Plc	1/27/10	26,950
USD 3,650,993	EUR 2,555,000	Calyon	1/27/10	(11,631)
USD 196,615	EUR 134,500	Citibank NA	1/27/10	3,807
USD 439,992	EUR 293,000	Deutsche Bank AG	1/27/10	19,973
USD 688,878	JPY 60,956,000	Citibank NA	1/27/10	34,292

See Notes to Financial Statements.

8

BlackRock Variable Series Funds, Inc.
BlackRock Global Growth V.I. Fund

Schedule of Investments December 31, 2009 (concluded)

Foreign currency exchange contracts (concluded):

				Unrealized
Currency	Currency		Settlement	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

USD 2,319,658	JPY 208,605,000	Deutsche Bank AG	1/27/10	$79,520
USD 651,348	JPY 58,612,000	Royal Bank of Scotland	1/27/10	21,934
USD 90,009	JPY 8,207,000	UBS AG	1/27/10	1,877
USD 706,580	SGD 986,000	Deutsche Bank AG	1/27/10	4,949
ZAR 1,257,000	USD 169,234	Citibank NA	1/27/10	199

Total				$(106,931)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical asset and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1
Long-Term Investments:
Common Stocks
Bermuda	$300,672
Brazil	457,762
Canada	2,073,629
Cayman Island	368,470
China	213,975
India	508,338
Ireland	464,498
Israel	443,822
Mexico	359,100
Russia	230,516
Switzerland	264,960
Taiwan	432,254
United Kingdom	253,990
United States	30,097,354
Preferred Stocks
United States	208,880
Short-Term Securities	377,439

Total Level 1	37,055,659

Level 2
Long-Term Investments:
Common Stocks
Belgium	$367,546
Denmark	146,836
Finland	274,007
France	2,803,167
Germany	1,426,293
Hong Kong	1,067,355
India	431,625
Italy	332,101
Japan	6,877,402
Luxembourg	493,627
Malaysia	191,221
Netherlands	882,811
New Zealand	257,068
Singapore	1,207,075
South Africa	303,526
South Korea	1,442,172
Spain	775,368
Sweden	290,789
Switzerland	1,825,089
Taiwan	178,658
Thailand	119,026
United Kingdom	2,625,271
Preferred Stocks
Germany	264,116

Total Level 2	24,582,149

Level 3	—

Total	$61,637,808

Valuation	Other Financial
Inputs	Instruments[1]

	Assets	Liabilities

Level 1	—	—
Level 2	$217,352	$(324,283)
Level 3	—	—

Total	$217,352	$(324,283)

[1]	Other financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

9

BlackRock Variable Series Funds, Inc.
BlackRock Global Growth V.I. Fund
Statement of Assets and Liabilities December 31, 2009

Assets:
Investments at value—unaffiliated (cost—$52,528,916)	$61,260,369
Investments at value—affiliated (cost—$377,439)	377,439
Unrealized appreciation on foreign currency exchange contracts	217,352
Foreign currency at value (cost—$598,828)	611,823
Dividends receivable	124,091
Capital shares sold receivable	57,929
Investments sold receivable	20,708
Securities lending income receivable—affiliated	98
Prepaid expenses	25,928

Total assets	62,695,737

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	324,283
Investments purchased payable	310,836
Investment advisory fees payable	39,126
Capital shares redeemed payable	1,195
Other affiliates payable	372
Officer’s and Directors’ fees payable	219
Distribution fees payable	199
Other accrued expenses payable	61,797

Total liabilities	738,027

Net Assets	$61,957,710

Net Assets Consist of:
Paid-in capital	$109,257,723
Undistributed net investment income	97,916
Accumulated net realized loss	(56,039,903)
Net unrealized appreciation/depreciation	8,641,974

Net Assets	$61,957,710

Net Asset Value:
Class I—Based on net assets of $61,030,005 and 4,754,293 shares outstanding, 100 million shares authorized, $0.10 par value	$12.84

Class III—Based on net assets of $927,705 and 72,476 shares outstanding, 100 million shares authorized, $0.10 par value	$12.80

See Notes to Financial Statements.

10

BlackRock Variable Series Funds, Inc.
BlackRock Global Growth V.I. Fund
Statement of Operations Year Ended December 31, 2009

Investment Income:
Dividends	$1,389,936
Foreign taxes withheld	(92,593)
Income—affiliated	6,876
Securities lending—affiliated	2,161

Total income	1,306,380

Expenses:
Investment advisory	460,327
Custodian	71,914
Professional	53,476
Accounting services	32,316
Officer and Directors	17,234
Printing	15,874
Transfer agent—Class I	4,968
Transfer agent—Class III	32
Distribution—Class III	925
Miscellaneous	26,313

Total expenses	683,379
Less fees waived by advisor	(1,212)

Total expenses after fees waived	682,167

Net investment income	624,213

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	14,260,544
Financial futures contracts	(23,803)
Options written	3,360
Foreign currency transactions	824,497
Payment by affiliate	100,064

15,164,662

Net change in unrealized appreciation/depreciation on:
Investments	7,429,218
Financial futures contracts	(127,889)
Foreign currency transactions	(201,063)

7,100,266

Total realized and unrealized gain	22,264,928

Net Increase in Net Assets Resulting from Operations	$22,889,141

See Notes to Financial Statements.

11

BlackRock Variable Series Funds, Inc.
BlackRock Global Growth V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2009	2008

Operations:
Net investment income	$624,213	$738,852
Net realized gain (loss)	15,164,662	(19,967,367)
Net change in unrealized appreciation/depreciation	7,100,266	(28,986,319)

Net increase (decrease) in net assets resulting from operations	22,889,141	(48,214,834)

Dividends to Shareholders From:
Net investment income:
Class I	(1,453,221)	(259,397)
Class III	(20,769)	(603)

Decrease in net assets resulting from dividends to shareholders	(1,473,990)	(260,000)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(6,855,522)	(20,087,882)

Net Assets:
Total increase (decrease) in net assets	14,559,629	(68,562,716)
Beginning of year	47,398,081	115,960,797

End of year	$61,957,710	$47,398,081

Undistributed net investment income	$97,916	$18,930

See Notes to Financial Statements.

12

BlackRock Variable Series Funds, Inc.
BlackRock Global Growth V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$9.69	$18.02	$13.29	$10.99	$9.65

Net investment income[1]	0.11	0.13	0.14	0.13	0.13
Net realized and unrealized gain (loss)	3.34	(8.41)	4.76	2.29	1.34

Net increase (decrease) from investment operations	3.45	(8.28)	4.90	2.42	1.47

Dividends from net investment income	(0.30)	(0.05)	(0.17)	(0.12)	(0.13)

Net asset value, end of year	$12.84	$9.69	$18.02	$13.29	$10.99

Total Investment Return:[2]
Based on net asset value	35.65%	(45.93)%	36.88%	22.01%	15.19%

Ratios to Average Net Assets:
Total expenses	1.11%	0.99%	0.95%	0.96%	1.00%

Total expenses after fees waived	1.11%	0.99%	0.95%	0.96%	1.00%

Net investment income	1.02%	0.88%	0.90%	1.08%	1.32%

Supplemental Data:
Net assets, end of year (000)	$61,030	$47,267	$115,961	$76,032	$63,494

Portfolio turnover	218%	131%	64%	85%	117%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

13

BlackRock Variable Series Funds, Inc.
BlackRock Global Growth V.I. Fund
Financial Highlights (concluded)

	Class III
								Period
		Period						September 30,
	Year Ended	June 23, 2008[1]		Year Ended				2004[3]
	December 31,	to December 31,		December 31,				to December 31,
	2009	2008		2007[2]		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$9.68	$15.76		$13.28		$11.00	$9.65	$8.76

Net investment income[4]	0.06	0.02		0.11		0.12	0.10	0.05
Net realized and unrealized gain (loss)	3.36	(6.06)		4.76		2.28	1.38	0.99

Net increase (decrease) from investment operations	3.42	(6.04)		4.87		2.40	1.48	1.04

Dividends from net investment income	(0.30)	(0.04)		(0.14)		(0.12)	(0.13)	(0.15)

Net asset value, end of period	$12.80	$9.68		$18.01		$13.28	$11.00	$9.65

Total Investment Return:[5]
Based on net asset value	35.38%	(38.29)%	[6]	36.66%		21.81%	15.29%	11.82%	[6]

Ratios to Average Net Assets:
Total expenses	1.39%	1.36%	[7]	1.17%		1.07%	1.00%	0.92%	[7]

Total expenses after fees waived	1.39%	1.36%	[7]	1.17%		1.07%	1.00%	0.92%	[7]

Net investment income	0.48%	1.20%	[7]	0.69%		1.00%	1.24%	2.09%	[7]

Supplemental Data:
Net assets, end of period (000)	$928	$132		$—	[2]	$2	$1	$1

Portfolio turnover	218%	131%		64%		85%	117%	78%

[1]	Recommencement of operations.

[2]	All shares were redeemed as of December 31, 2007.

[3]	Commencement of operations.

[4]	Based on average shares outstanding.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

14

BlackRock Variable Series Funds, Inc.
BlackRock Global Growth V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Global Growth V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. The Money Market Series’ investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Fund are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which

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they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., written options, foreign currency exchange contracts and financial futures contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives income on the loaned securities but does not receive the income on the collateral. The Fund may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of

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a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity risk, interest rate risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Fund may mitigate counterparty risk through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows the Fund to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For OTC purchased options, the Fund bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Fund may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

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Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Options: The Fund may purchase and write call and put options to increase or decrease their exposure to underlying instruments (equity risk) and/or, in the case of written options, to generate premium income. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value. The Fund may execute transactions in both listed and OTC options.

Derivative Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of
December 31, 2009

	Asset Derivatives
	Statement of Assets and
	Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$217,352

	Liability Derivatives
	Statement of Assets and
	Liabilities Location	Value

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$324,283

The Effect of Derivative Instruments on the
Statement of Operations
Year Ended December 31, 2009

	Net Realized Gain (Loss) from
			Foreign
	Financial		Currency
	Futures	Options	Exchange
	Contracts	Written	Contracts

Foreign currency transactions	—	—	$905,735

Equity contracts	$(23,803)	$3,360	—

	Net Change in Unrealized
	Appreciation/Depreciation on
		Foreign
	Financial	Currency
	Futures	Exchange
	Contracts	Contracts

Foreign currency transactions	—	$(208,232)

Equity contracts	$(127,889)	—

For the year ended December 31, 2009, the average derivative activity was as follows:

Foreign currency exchange contracts:

Average number of contracts	51

Average US dollar amount	$20,214,423

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the

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ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.75% of the average daily value of the Fund’s net assets.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding interest, taxes, brokerage fees and commissions, distribution fees imposed on Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2009, the Fund reimbursed the Manager $1,232 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plan adopted by the Company in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate 0.25% based upon the average daily net assets of Class III.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services and customer identification services.

The Company has received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM, on behalf of the Fund, may invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2009, BIM received $504 in securities lending agent fees.

During the year ended December 31, 2009, the Fund received a reimbursement from an affiliate in the amount of $623 relating to a trading error, which is included in capital share transactions in the Statements of Changes in Net Assets.

The Manager reimbursed the Fund $100,064 for net losses associated with certain investment transactions executed in May 2009.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2009 were $129,170,320 and $133,931,253, respectively.

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Transactions in options written for the year ended December 31, 2009 were as follows:

	Calls		Puts
		Premiums		Premiums
	Contracts	Received	Contracts	Received

Options outstanding at beginning of year	—	—	—	—

Options written	40	$3,640	40	$3,360

Options expired	—	—	(40)	(3,360)

Options exercised	(40)	(3,640)	—	—

Options outstanding at end of year	—	—	—	—

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended December 31, 2009.

6.  Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2009 attributable to foreign currency transactions, gains from the sale of stock of passive foreign investment companies, and the expiration of capital loss carryforwards were reclassified to the following accounts:

Undistributed net investment income	$928,763

Accumulated net realized loss	$16,733,226

Paid-in capital	$(17,661,989)

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/2009	12/31/2008

Distributions paid from:

Ordinary income	$1,473,990	$260,000

As of December 31, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	—

Capital loss carryforwards	$(55,414,756)

Net unrealized gains*	8,114,743

Total	$(47,300,013)

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts and the deferral of post-October currency losses for tax purposes.

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2010	$41,396,526

2011	6,428,142

2017	7,590,088

Total	$55,414,756

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

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Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Please see the Schedule of Investments for concentrations in specific countries.

As of December 31, 2009, the Fund had the following industry classifications:

Percent of
Long-Term
Industry	Investments

Oil, Gas & Consumable Fuels	9%

Commercial Banks	9

Pharmaceuticals	6

Metals & Mining	5

Other*	71

*	All other industries held were each less than 5% of long-term investments.

8.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	3,295,209	$33,075,938

Shares issued to shareholders in reinvestment of dividends	113,683	1,453,221

Total issued	3,408,892	34,529,159

Shares redeemed	(3,533,857)	(42,103,345)

Net decrease	(124,965)	$(7,574,186)

Class I Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	638,020	$9,981,491

Shares issued to shareholders in reinvestment of dividends	27,048	259,397

Total issued	665,068	10,240,888

Shares redeemed	(2,219,627)	(30,513,631)

Net decrease	(1,554,559)	$(20,272,743)

Class III Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	62,421	$760,218

Shares issued to shareholders in reinvestment of dividends	1,617	20,769

Total issued	64,038	780,987

Shares redeemed	(5,150)	(62,323)

Net increase	58,888	$718,664

Class III Shares
Period June 23, 2008† to December 31, 2008	Shares	Amount

Shares sold	13,593	$185,009

Shares issued to shareholders in reinvestment of dividends	63	603

Total issued	13,656	185,612

Shares redeemed	(68)	(751)

Net increase	13,588	$184,861

†	Recommencement of operations.

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 23, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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BlackRock Variable Series Funds, Inc.
BlackRock Global Growth V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Growth V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Growth V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 23, 2010

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BlackRock Government Income V.I. Fund

Annual Report
December 31, 2009

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	The Fund posted a negative return for the 12-month period, but outperformed its benchmark, a composite of 50% Barclays Capital Mortgage-Backed Securities Index and 50% BofA Merrill Lynch 10-Year US Treasury Index.

What factors influenced performance?

•	A number of factors contributed to performance during the 12 months. We were underweight in Treasuries, which saw yields move higher during the year. We were overweight in high-quality risk assets such as agency mortgage-backed securities (MBS), which posted excess returns of 4.82%. In addition, out-of-index holdings including commercial mortgage-backed securities (CMBS) and investment-grade corporate debt were additive to performance, posting excess returns of 29.60% and 22.76%, respectively.

•	In contrast, duration and yield curve positioning detracted from Fund performance. Throughout the year, we were marginally long in duration, which hindered performance as rates were generally higher along the yield curve. As a point of reference, the 10-year Treasury yield increased by 163 basis points, from 2.21% to 3.84%. Meanwhile, we maintained a yield-curve-flattening bias, a hedge that detracted from performance. For the first half of the year, we had a curve-flattening trade on, but the curve steepened; front-end rates remained low as the Federal Reserve kept the federal funds rate near zero, and longer rates moved higher on increased inflationary expectations.

•	The Fund’s cash position (approximately 12% at period end) serves primarily to back our forward positions held in mortgage TBA (To Be Announced) contracts and, therefore, did not have a material impact on performance.

Describe recent portfolio activity.

•	Throughout the annual period, rates moved higher, and by year end, were at levels similar to the average levels seen between 2005 and mid-2007—a time of generally robust economic activity. With this in mind, we modestly lengthened duration. We also repositioned our curve exposure, moving from a flattening to a steepening yield-curve bias. In addition, we added to our out-of-index bets on agency debentures and FDIC-backed corporates, while modestly reducing our CMBS holdings.

Describe Fund positioning at period end.

•	At period end, we were marginally long in duration relative to the benchmark, with a bias toward a steepening yield curve. We remain underweight in Treasuries and overweight in MBS. We have out-of-index positions in agency debentures, as well as FDIC-backed corporates and investment-grade corporate debt. Lastly, we maintain a long exposure to the very high-quality CMBS space.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests in debt securities issued or guaranteed by the US Treasury or US Government agencies, and by instrumentalities, including mortgage-backed securities issued or guaranteed by the US Government sponsored enterprises.

[2]	Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

[3]	This composite index is comprised of the returns of the Barclays Capital Mortgage-Backed Securities Index (50%) and the BofA Merrill Lynch 10-Year US Treasury Index (50%). The Barclays Capital Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The BofA Merrill Lynch 10-Year US Treasury Index is a widely recognized unmanaged one security index that consists of the current “on-the-run” 10-Year Treasury issue.
Performance Summary as of December 31, 2009

	Standardized	6-Month	Average Annual Total Returns
	30-Day Yield	Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]

Class I Shares[4]	4.17%	1.78%	(1.64)%	3.40%	5.10%

50% Barclays Capital Mortgage-Backed Securities Index/50% BofA Merrill Lynch 10-Year US Treasury Index	—	0.91	(2.14)	5.04	6.28

Barclays Capital Mortgage-Backed Securities Index	—	2.89	5.89	5.78	6.46

BofA Merrill Lynch 10-Year US Treasury Index	—	(1.06)	(9.71)	4.23	6.01

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results.

3

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Fund Information as of December 31, 2009

Percent of
Portfolio Composition	Long-Term Investments

U.S. Government Sponsored Agency Securities	81%
U.S. Treasury Obligations	17
Non-Agency Mortgage Backed Securities	1
Corporate Bonds	1

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and Net Asset Value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through borrowings or by entering into reverse repurchase agreements and dollar rolls.

In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund will benefit from the incremental net income.

Furthermore, the value of the Fund’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage and may reduce investment income.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts, swaps and options, as specified in Note 2 of the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	July 1, 2009	December 31, 2009	During the Period	July 1, 2009	December 31, 2009	During the Period

	Including Interest Expense

Class I	$1,000	$1,017.80	$3.56[1]	$1,000	$1,021.67	$3.57[1]

	Excluding Interest Expense

Class I	$1,000	$1,017.80	$3.15[3]	$1,000	$1,022.12	$3.16[3]

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

[3]	Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

5

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)	Value

Carrington Mortgage Loan Trust, Series 2006-NC1, Class A2, 0.39%, 1/25/36 (a)	$2,549	$2,466,028

Total Asset-Backed Securities — 1.1%		2,466,028

Corporate Bonds

Capital Markets — 0.6%
CDP Financial, Inc., 3.00%, 11/25/14 (b)	1,295	1,263,675

Commercial Banks — 0.5%
Eksportfinans ASA, 3.00%, 11/17/14	990	974,848
Royal Bank of Scotland Group Plc, 2.63%, 5/11/12 (b)	245	248,508

		1,223,356

Thrifts & Mortgage Finance — 0.4%
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (b)	880	878,296

Total Corporate Bonds — 1.5%		3,365,327

Foreign Agency Obligations

Kreditanstalt fuer Wiederaufbau, 2.75%, 10/21/14	1,345	1,329,885
Landwirtschaftliche Rentenbank, 4.13%, 7/15/13	95	100,161
Landwirtschaftliche Rentenbank, Series E, 5.25%, 7/02/12	320	345,736
Province of Ontario, Canada:
4.10%, 6/16/14	50	52,181
Series 1, 1.88%, 11/19/12	785	779,842

Total Foreign Agency Obligations — 1.2%		2,607,805

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 1.8%
Countrywide Alternative Loan Trust, Series 2008-2R:
Class 3A1, 6.00%, 8/25/37	1,505	1,097,015
Class 4A1, 6.25%, 8/25/37	2,828	2,237,837
Residential Funding Mortgage Securities I, Series 2007-S2 Class A3, 6.00%, 2/25/37	588	564,102

Total Non-Agency Mortgage-Backed Securities — 1.8%		3,898,954

	Par
U.S. Government Sponsored Agency Securities	(000)	Value

Agency Obligations — 2.3%
Fannie Mae, 2.63%, 11/20/14	$1,390	$1,379,222
Freddie Mac, 1.13%, 12/15/11	3,740	3,728,380

		5,107,602

Collateralized Mortgage Obligations — 3.5%
Ginnie Mae Mortgage-Backed Securities, Class Z:
Series 2004-43, 4.50%, 6/16/44	4,166	3,339,420
Series 2004-45, 5.69%, 6/16/45	4,456	4,452,478

		7,791,898

Federal Deposit Insurance Corporation Guaranteed — 2.7%
Citibank NA, 1.75%, 12/28/12	1,554	1,541,319
General Electric Capital Corp.:
2.25%, 3/12/12	1,300	1,318,837
2.00%, 9/28/12	1,300	1,301,682
2.13%, 12/21/12	1,950	1,951,808

		6,113,646

Interest Only Collateralized Mortgage Obligations — 2.5%
Ginnie Mae Mortgage-Backed Securities:
Series 2002-83, Class IO, 1.57%, 10/16/42	39,010	705,961
Series 2003-17, Class IO, 1.24%, 3/16/43	67,255	1,643,500
Series 2003-109, Class IO, 1.10%, 11/16/43	34,602	893,483
Series 2004-9, Class IO, 1.38%, 3/16/34	19,255	508,101
Series 2004-77, Class IO, 1.07%, 9/16/44	45,755	1,237,558
Series 2009-26, Class SC, 5.95%, 1/16/38	3,780	478,773

		5,467,376

Mortgage-Backed Securities — 243.0%
Fannie Mae Mortgage-Backed Securities:
4.00%, 12/01/14-1/01/40 (c)	8,000	7,860,453
4.50%, 1/15/25-2/15/40 (c)	272,400	271,977,790
5.00%, 1/01/23-1/15/40 (c)(d)	45,610	46,983,519
5.08%, 11/01/35 (a)	2,403	2,509,786
5.50%, 11/01/21-1/15/40 (c)	106,221	111,500,776
6.00%, 3/01/34-1/15/40	27,518	29,235,992
6.50%, 1/15/40	6,700	7,175,285
8.00%, 1/01/31	2	2,788
Freddie Mac Mortgage-Backed Securities:
5.00%, 2/01/22-1/15/40 (c)	7,694	7,938,483
5.50%, 8/01/28-1/15/40 (c)	17,717	18,584,288
6.00%, 6/01/37-1/15/40 (c)	11,569	12,277,246
8.00%, 12/01/29-7/01/30	196	224,721
Ginnie Mae Mortgage-Backed Securities (c):
4.50%, 1/15/40	2,100	2,101,312
5.00%, 1/15/40	16,600	17,069,465
6.50%, 1/15/40	5,200	5,528,250

		540,970,154

Total U.S. Government Sponsored Agency Securities — 254.0%		565,450,676

Portfolio Abbreviation
LIBOR     London Inter-Bank Offered Rate

See Notes to Financial Statements.

6

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
U.S. Treasury Obligations	(000)		Value

U.S. Treasury Bonds:
7.25%, 5/15/16 (e)	$750		$928,418
8.13%, 8/15/19	6,070		8,169,844
8.13%, 8/15/21 (j)	10,985		15,066,608
8.00%, 11/15/21 (f)	15,400		20,970,473
7.13%, 2/15/23	800		1,026,000
U.S. Treasury Notes:
1.13%, 12/15/12	5		4,920
4.00%, 8/15/18	2,100		2,144,789
3.38%, 11/15/19 (f)	70,000		67,331,600
8.75%, 5/15/20	4,000		5,642,500
4.50%, 8/15/39	850		830,742

Total U.S. Treasury Obligations — 54.9%			122,115,894

Total Long-Term Investments (Cost — $703,733,674) — 314.5%			699,904,684

Short-Term Securities

Borrowed Bond Agreements — 21.1%
Barclays Capital Inc.:
0.01%, 1/13/10	13,523		13,523,125
0.02%, 1/13/10	21,880		21,880,113
Credit Suisse Securities, 0.00%, 1/13/10	11,573		11,572,500

			46,975,738

	Shares

Money Market Fund — 0.7%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (g)(h)	1,623,479		1,623,479

	Par
	(000)

U.S. Government Obligations — 11.7%
Federal Home Loan Bank, 1.34%, 1/20/10	$12,000		11,999,995
U.S. Treasury Bills, 2.33%, 1/07/10	14,000		13,999,998

			25,999,993

Total Short-Term Securities (Cost — $74,599,210) — 33.5%			74,599,210

Options Purchased	Contracts

Exchange-Traded Put Options Purchased — 0.1%
10-year U.S. Treasury Bond, Strike Price USD 117, Expires 2/19/10	65		134,062
Euro-Dollar Future, Strike Price USD 98.75, Expires 9/13/10	154		111,650

			245,712

Over-the-Counter Call Swaptions Purchased — 0.1%
Receive a fixed rate of 3.40% and pay a floating rate based on 3-month LIBOR, Expires 4/08/10, Broker Deutsche Bank AG	7(i	)	19,285
Receive a fixed rate of 3.41% and pay a floating rate based on 3-month LIBOR, Expires 4/06/10, Broker Deutsche Bank AG	9(i	)	23,936
Receive a fixed rate of 1.92% and pay a floating rate based on 3-month LIBOR Expires 9/02/10, Broker Morgan Stanley Capital Services, Inc.	20(i	)	103,312
Receive a fixed rate of 1.95% and pay a floating rate based on 3-month LIBOR Expires 9/03/10, Broker Citibank NA	20(i	)	107,055

			253,588

Over-the-Counter Put Swaptions Purchased — 1.2%
Pay a fixed rate of 5.35% and receive a floating rate based on 3-month LIBOR, Expires 2/04/10, Broker JPMorgan Chase Bank NA	23(i	)	1,521
Pay a fixed rate of 3.41% and received a floating rate based on 3-month LIBOR, Expires 4/06/10, Broker Deutsche Bank AG	9(i	)	547,818
Pay a fixed rate of 3.40% and receive a floating rate based on 3-month LIBOR, Expires 4/08/10, Broker Deutsche Bank AG	7(i	)	440,510
Pay a fixed rate of 1.92% and receive a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker Morgan Stanley Capital Services, Inc.	20(i	)	60,407
Pay a fixed rate of 1.95% and receive a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker Citibank NA	20(i	)	59,231
Pay a fixed rate of 5.04% and receive a floating rate based on 3-month LIBOR, Expires 10/15/12, Broker JPMorgan Chase Bank NA	19(i	)	1,274,463
Pay a fixed rate of 5.09% and receive a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker Credit Suisse International	3(i	)	190,136

			2,574,086

Total Options Purchased (Cost — $3,111,798) — 1.4%			3,073,386

Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $781,444,682*) — 349.4%			777,577,280

	Par
Borrowed Bonds	(000)

U.S. Treasury Note, 3.38%, 11/15/19	$48,575		(46,723,321)

Borrowed Bonds (Proceeds — $47,074,481) — (21.0)%			(46,723,321)

TBA Sale Commitments (c)

Fannie Mae Mortgage-Backed Securities:
4.50%, 1/15/25-2/15/40	200,600		(200,223,875)
5.00%, 1/01/23-1/15/40	46,200		(47,435,792)
5.50%, 11/01/21-1/15/40	89,900		(94,100,038)
6.00%, 3/01/34-1/15/40	22,700		(24,040,708)

See Notes to Financial Statements.

7

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
TBA Sale Commitments (c)	(000)		Value

Freddie Mac Mortgage-Backed Securities:
5.00%, 2/01/22-1/15/40	$4,500		$(4,643,904)
6.00%, 6/01/37-1/15/40	9,000		(9,542,808)
Ginnie Mae Mortgage-Backed Securities, 5.00%, 1/15/40	5,600		(5,758,374)

Total TBA Sale Commitments (Proceeds — $389,616,269) — (173.3)%			(385,745,499)

Options Written	Contracts

Exchange-Traded Put Options Written — (0.1)%
10-year U.S. Treasury Bond, Strike Price USD 116, Expires 2/19/10	65		(93,438)
Euro-Dollar Future, Strike Price USD 98.25, Expires 9/13/10	154		(63,525)

			(156,963)

Over-the-Counter Call Swaptions Written — (0.3)%
Pay a fixed rate of 3.60% and receive a floating rate based on 3-month LIBOR, Expires 2/04/10, Broker JPMorgan Chase Bank NA	2(i	)	(3,164)
Pay a fixed rate of 4.80% and receive a floating rate based on 3-month LIBOR, Expires 6/11/10, Broker Citibank NA	4(i	)	(263,078)
Pay a fixed rate of 4.12% and receive a floating rate based on 3-month LIBOR, Expires 8/26/10, Broker Goldman Sachs Bank USA	2(i	)	(65,237)
Pay a fixed rate of 4.12% and receive a floating rate based on 3-month LIBOR, Expires 8/27/10, Broker Morgan Stanley Capital Services, Inc.	2(i	)	(62,199)
Pay a fixed rate of 3.43% and receive a floating rate based on 3-month LIBOR, Expires 3/24/11, Broker JPMorgan Chase Bank NA	3(i	)	(36,372)
Pay a fixed rate of 4.49% and receive a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG	3(i	)	(114,738)
Pay a fixed rate of 4.89% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG	2(i	)	(103,138)
Pay a fixed rate of 5.05% and receive a floating rate based on 3-month LIBOR, Expires 12/08/14, Broker Morgan Stanley Capital Service, Inc.	2(i	)	(89,166)

			(737,092)

Over-the-Counter Put Swaptions Written — (0.9)%
Receive a fixed rate of 4.10% and pay a floating rate based on 3-month LIBOR, Expires 2/04/10, Broker JPMorgan Chase Bank NA	2(i	)	(18,086)
Receive a fixed rate of 4.80% and pay a floating rate based on 3-month LIBOR, Expires 6/11/10, Broker Citibank NA	4(i	)	(56,519)
Receive a fixed rate of 4.12% and pay a floating rate based on 3-month LIBOR, Expires 8/26/10, Broker Goldman Sachs Bank USA	2(i	)	(105,746)
Receive a fixed rate of 4.12% and pay a floating rate based on 3-month LIBOR, Expires 8/27/10, Broker Morgan Stanley Capital Services, Inc.	2(i	)	(102,189)
Receive a fixed rate of 3.43% and pay a floating rate based on 3-month LIBOR, Expires 3/24/11, Broker JPMorgan Chase Bank NA	3(i	)	(319,116)
Receive a fixed rate 4.49% and pay a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG	3(i	)	(188,274)
Receive a fixed rate of 6.04% and pay a floating rate based on 3-month LIBOR, Expires 10/15/12, Broker JPMorgan Chase Bank NA	19(i	)	(759,259)
Receive a fixed rate of 6.09% and pay a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker Credit Suisse International	3(i	)	(113,373)
Receive a fixed rate of 4.89% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG	2(i	)	(161,167)
Receive a fixed rate of 5.05% and pay a floating rate based on 3-month LIBOR, Expires 12/08/14, Broker Morgan Stanley Capital Services, Inc.	2(i	)	(119,087)

			(1,942,816)

Total Options Written (Premiums Received — $2,905,318) — (1.3%)			(2,836,871)

Total Investments, Net of Borrowed Bonds, TBA Sale Commitments and Options Written — 153.8%			342,271,589
Liabilities in Excess of Other Assets — (53.8)%			(119,690,604)

Net Assets — 100.0%			$222,580,985

*	The cost and unrealized appreciation (depreciation) of Investments as of December 31, 2009, as computed for federal income tax purposes were as follows:

Aggregate cost	$781,445,052

Gross unrealized appreciation	$4,759,658
Gross unrealized depreciation	(8,627,430)

Net unrealized depreciation	$(3,867,772)

(a)   Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents or includes a to-be-announced (“TBA”) transaction. Net unsettled TBA transactions as of report date were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)

Banc of America Securities	$2,595,125	$(8,328)
BNP Paribas	$5,528,250	$(24,353)
Citigroup Global Markets, Inc	$55,798,764	$(810,263)
Credit Suisse Securities LLC	$(37,079,395)	$500,033
Deutsche Bank Securities, Inc	$(69,575,380)	$993,289
Goldman Sachs & Co.	$41,637,561	$(310,364)
JPMorgan Securities, Inc	$1,753,061	$(241,575)
Morgan Stanley & Co., Inc	$17,991,481	$(143,508)
Nomura Securities International, Inc	$(19,699,252)	$23,207

See Notes to Financial Statements.

8

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments December 31, 2009 (continued)

(d)   All or a portion of the security has been pledged as collateral in connection with swaps.

(e)	All or a portion of the security has been pledged as collateral in connection with open financial futures contracts.

(f)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(g)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$(79,276,521)	$211,378
BlackRock Liquidity Series, LLC Cash Sweep Series	$(60,097,498)	$44,934

(h)	Represents the current yield as of report date.

(i)	One contract represents a notional amount of $1 million.

(j)	Security, or a portion thereof, subject to treasury rolls.

•	Financial futures contracts purchased as of December 31, 2009 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Depreciation

623	10-Year U.S. Treasury Bond	March 2010	$72,258,808	$(331,511)

•	Financial futures contracts sold as of December 31, 2009 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Appreciation

631	2-Year U.S. Treasury Bond	March 2010	$136,899,301	$435,691
252	5-Year U.S. Treasury Bond	March 2010	$29,299,464	474,995
80	30-Year U.S. Treasury Bond	March 2010	$9,675,105	445,105

Total				$1,355,791

•	Interest rate swaps outstanding as of December 31, 2009 were as follows:

					Notional	Unrealized
Fixed		Floating			Amount	Appreciation
Rate		Rate	Counterparty	Expiration	(000)	(Depreciation)

1.62% (a	)	3-month LIBOR	JPMorgan Chase Bank NA	June 2011	$5,500	$(47,955)
1.31% (b	)	3-month LIBOR	Deutsche Bank AG	October 2011	$25,000	13,349
3.16% (b	)	3-month LIBOR	Deutsche Bank AG	June 2014	$3,300	54,371
3.11% (b	)	3-month LIBOR	JPMorgan Chase Bank NA	June 2014	$4,800	69,576
2.91% (b	)	3-month LIBOR	JPMorgan Chase Bank NA	July 2014	$15,300	77,193
2.90% (a	)	3-month LIBOR	Credit Suisse International	August 2014	$6,800	(17,930)
3.05% (a	)	3-month LIBOR	Credit Suisse International	August 2014	$13,000	(126,629)
2.79% (a	)	3-month LIBOR	JPMorgan Chase Bank NA	November 2014	$1,415	9,607
2.61% (b	)	3-month LIBOR	Citibank NA	December 2014	$13,000	(211,091)
2.60% (b	)	3-month LIBOR	JPMorgan Chase Bank NA	December 2014	$11,000	(181,639)
2.63% (b	)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	December 2014	$9,200	(138,220)
3.80% (b	)	3-month LIBOR	Deutsche Bank AG	June 2019	$4,000	(34,364)
3.90% (b	)	3-month LIBOR	JPMorgan Chase Bank NA	July 2019	$21,000	(38,280)
3.68% (b	)	3-month LIBOR	Deutsche Bank AG	August 2019	$6,100	(125,607)
3.73% (b	)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2019	$2,900	(48,166)
3.50% (b	)	3-month LIBOR	Citibank NA	September 2019	$2,800	(100,970)
3.43% (a	)	3-month LIBOR	Deutsche Bank AG	October 2019	$1,400	59,425
4.80% (a	)	3-month LIBOR	Deutsche Bank AG	October 2019	$33,000	(905,363)
3.50% (a	)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	November 2019	$800	30,660
3.40% (a	)	3-month LIBOR	Deutsche Bank AG	December 2019	$7,000	330,233
3.50% (b	)	3-month LIBOR	Deutsche Bank AG	December 2019	$900	(35,299)
4.35% (a	)	3-month LIBOR	JPMorgan Chase Bank NA	July 2039	$2,000	56,581

Total						$(1,310,518)

(a)	Pays fixed interest rate and receives floating rate.
(b)	Pays floating interest rate and receives fixed rate.

•	Reverse repurchase agreements outstanding as of December 31, 2009 were as follows:

				Net
	Interest	Trade	Maturity	Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount

JPMorgan Chase Bank NA	0.06%	12/11/09	1/13/10	$45,239,935	$45,238,125
JPMorgan Chase Bank NA	0.05%	12/11/09	1/13/10	15,767,960	15,767,500
JPMorgan Chase Bank NA	0.08%	12/22/09	1/13/10	12,626,615	12,626,250
Barclays Capital, Inc.	0.13%	12/30/09	1/13/10	15,166,469	15,166,250

Total				$88,800,979	$88,798,125

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

9

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments December 31, 2009 (concluded)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

	Assets	Liabilities

Level 1
Short-Term Securities	$1,623,479	—

Level 2
Long-Term Investments[1]	699,904,684	—
Short-Term Securities:
Borrowed Bond Agreements	46,975,738	—
U.S. Government Obligations	25,999,993	—
Borrowed Bonds	—	$(46,723,321)
TBA Sale Commitments	—	(385,745,499)

Total Level 2	772,880,415	(432,468,820)

Level 3	—	—

Total	$774,503,894	$(432,468,820)

1 See above Schedule of Investments for values in each security type.

Valuation	Other Financial
Inputs	Instruments[2]

	Assets	Liabilities

Level 1	$1,601,503	$(488,474)
Level 2	3,528,669	(4,691,421)
Level 3	—	—

Total	$5,130,172	$(5,179,895)

2 Other financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are shown at the unrealized appreciation/depreciation on the instruments and options are shown at market value.

See Notes to Financial Statements.

10

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Statement of Assets and Liabilities December 31, 2009

Assets:
Investments at value—unaffiliated (cost—$779,821,203)	$775,953,801
Investments at value—affiliated (cost—$1,623,479)	1,623,479
Unrealized appreciation on swaps	700,995
TBA sale commitments receivable	389,616,269
Investments sold receivable	172,720,190
Interest receivable	2,672,060
Capital shares sold receivable	1,714,265
Swaps receivable	937,281
Prepaid expenses	33,476
Other assets	127,719

Total assets	1,346,099,535

Liabilities:
TBA sale commitments (proceeds—$389,616,269)	385,745,499
Reverse repurchase agreements payable	88,798,125
Borrowed bonds (proceeds—$47,074,481)	46,723,321
Options written at value (premiums received—$2,905,318)	2,836,871
Unrealized depreciation on swaps	2,011,513
Swap premiums received	1,427,968
Investments purchased payable	588,902,165
Treasury rolls payable	4,922,483
Income dividends payable	942,131
Swaps payable	726,982
Investment advisory fees payable	104,641
Interest expense payable	37,008
Margin variation payable	34,581
Capital shares redeemed payable	14,432
Other affiliates payable	1,605
Officer’s and Directors’ fees payable	85
Other accrued expenses payable	64,090
Other liabilities	225,050

Total liabilities	1,123,518,550

Net Assets	$222,580,985

Net Assets Consist of:
Paid-in capital	$234,704,641
Undistributed net investment income	829,171
Accumulated net realized loss	(13,179,475)
Net unrealized appreciation/depreciation	226,648

Net Assets	$222,580,985

Net Asset Value:
Class I—Based on net assets of $222,580,985 and 22,283,305 shares outstanding,
300 million shares authorized, $0.10 par value	$9.99

See Notes to Financial Statements.

11

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Statement of Operations Year Ended December 31, 2009

Investment Income:
Interest	$10,954,959
Income—affiliated	256,312

Total income	11,211,271

Expenses:
Investment advisory	1,231,802
Accounting services	80,735
Custodian	60,305
Professional	51,688
Printing	33,661
Officer and Directors	22,858
Transfer agent	5,000
Miscellaneous	29,355

Total expenses excluding interest expense	1,515,404
Interest expense	104,030

Total expenses	1,619,434
Less fees waived by advisor	(12,936)

Total expenses after fees waived	1,606,498

Net investment income	9,604,773

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	(1,873,598)
Financial futures contracts and swaps	(14,315,208)
Options written	2,388,789

(13,800,017)

Net change in unrealized appreciation/depreciation on:
Investments	(10,899,749)
Financial futures contracts and swaps	7,388,320
Options written	3,209,921
Borrowed bonds	351,160

49,652

Total realized and unrealized loss	(13,750,365)

Net Decrease in Net Assets Resulting from Operations	$(4,145,592)

See Notes to Financial Statements.

12

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2009	2008

Operations:
Net investment income	$9,604,773	$8,103,923
Net realized gain (loss)	(13,800,017)	9,428,530
Net change in unrealized appreciation/depreciation	49,652	149,458

Net increase (decrease) in net assets resulting from operations	(4,145,592)	17,681,911

Dividends and Distributions to Shareholders From:
Net investment income	(9,345,123)	(5,359,619)
Net realized gain	(6,134,697)	(960,943)

Decrease in net assets resulting from dividends and distributions to shareholders	(15,479,820)	(6,320,562)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	3,182,669	(10,894,498)

Net Assets:
Total increase (decrease) in net assets	(16,442,743)	466,851
Beginning of year	239,023,728	238,556,877

End of year	$222,580,985	$239,023,728

Undistributed net investment income	$829,171	—

See Notes to Financial Statements.

13

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2009		2008		2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$10.81		$10.32		$10.43	$10.50	$10.65

Net investment income[1]	0.41		0.37		0.47	0.46	0.39
Net realized and unrealized gain (loss)	(0.59)		0.41		(0.07)	(0.06)	(0.05)

Net increase (decrease) from investment operations	(0.18)		0.78		0.40	0.40	0.34

Dividends and distributions from:
Net investment income	(0.39)		(0.27)		(0.44)	(0.47)	(0.49)
Net realized gain	(0.25)		(0.02)		(0.07)	—	(0.00)	[2]

Total dividends and distributions	(0.64)		(0.29)		(0.51)	(0.47)	(0.49)

Net asset value, end of year	$9.99		$10.81		$10.32	$10.43	$10.50

Total Investment Return:[3]
Based on net asset value	(1.64)%		7.69%		4.06%	3.91%	3.22%

Ratios to Average Net Assets:
Total expenses	0.66%		0.87%		0.91%	0.58%	0.59%

Total expenses after fees waived	0.65%		0.86%		0.91%	0.58%	0.59%

Total expenses after fees waived and excluding interest expense	0.61%		0.61%		0.63%	0.58%	0.59%

Net investment income	3.90%		3.58%		4.70%	4.43%	3.69%

Supplemental Data:
Net assets, end of year (000)	$222,581		$239,024		$238,557	$325,861	$298,080

Portfolio turnover	2,909%	[4]	5,353%	[5]	2,305%	448%	61%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 2,227%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 4,916%.

See Notes to Financial Statements.

14

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Government Income V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities is estimated based on models. The models consider the estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated

15

prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”), including FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults of assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Borrowed Bond Agreements: In a borrowed bond agreement, the Fund borrows securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to settle short positions. In a borrowed bond agreement, the Fund’s prime broker or third party broker takes possession of the underlying collateral securities or cash to settle such short positions. The value of the underlying collateral securities or cash approximates the principal amount of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral with any counterparty is marked to market on a daily basis to ensure the adequacy of the collateral. If the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Fund may be delayed or limited.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Mortgage Dollar Roll Transactions: The Fund may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at

16

an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Fund. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Fund.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Certain agreements have an open-ended maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

TBA Commitments: The Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA’s beyond normal settlement, financial futures contracts, written options, borrowed bonds and swaps), or certain borrowings (e.g., reverse repurchase agreements), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational

17

faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2.  Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as interest rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Fund may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Fund and its counterparties. The ISDA Master Agreement allows the Fund to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For OTC purchased options, the Fund bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Fund may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

18

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to underlying instruments (equity risk) and/or, in the case of written options, to generate gains from option premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value. The Fund may execute transactions in both listed and OTC options.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

Swaps: The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps—The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security

19

or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•	Interest rate swaps—The Fund may enter into interest rate swaps for investment purposes or to manage its interest rate risk. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of
December 31, 2009

	Asset Derivatives
	Statement of Assets and
	Liabilities Location	Value

Interest rate contracts*	Net unrealized appreciation/depreciation/Unrealized appreciation on swaps/Investments at value—unaffiliated	$5,130,172

	Liability Derivatives
	Statement of Assets and
	Liabilities Location	Value

Interest rate contracts*	Net unrealized appreciation/depreciation/Unrealized depreciation on swaps/Options written at value	$5,179,895

*	Includes cumulative unrealized appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the
Statement of Operations
Year Ended December 31, 2009

	Net Realized Gain (Loss) from
	Financial
	Futures
	Contracts	Swaps	Options**	Total

Interest rate contracts	$(6,722,946)	$(7,592,262)	$2,480,715	$(11,834,493)

	Net Change in Unrealized Appreciation/Depreciation on
	Financial
	Futures
	Contracts	Swaps	Options**	Total

Interest rate contracts	$2,327,652	$5,060,668	$1,375,295	$8,763,615

**	Options purchased are included in the net realized gain (loss) from investments and unrealized appreciation/depreciation on investments.

For the year ended December 31, 2009, the average derivative activity was as follows:

Futures:

Average number of contracts	1,068

Average value	$647,673

Options purchased:

Average number of contracts	160

Average premium	$1,728,489

Interest rate swaps:

Average number of positions	17

Average notional value	$272,722,500

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.50% of the average daily value of the Fund’s net assets.

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

20

For the year ended December 31, 2009, the Fund reimbursed the Manager $6,189 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company has entered into a Distribution Agreement with BlackRock Investments, LLC, which is an affiliate of BlackRock.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of the Fund, check writing, anti-money laundering services and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments (including paydowns, payups, mortgage dollar rolls and TBA transactions and excluding short-term securities and US government securities) for the year ended December 31, 2009 were $6,018,319,417 and $5,689,224,562, respectively.

For the year ended December 31, 2009, purchases and sales of US government securities were $2,831,937,574, and $2,834,081,004, respectively.

For the year ended December 31, 2009, purchases and sales of mortgage dollar rolls were $1,997,894,354, and $1,998,100,576, respectively.

Transactions in options written for the year ended December 31, 2009 were as follows:

	Calls		Puts
		Premiums		Premiums
	Contracts†	Received	Contracts†	Received

Outstanding options, beginning of year	53	$2,763,200	53	$2,763,200

Options written	64	2,975,028	615	4,195,154

Options expired	—	—	(109)	(1,595,412)

Options exercised	(33)	(1,460,250)	(7)	(2,059)

Options closed	(64)	(3,252,643)	(291)	(3,480,900)

Outstanding options, end of year	20	$1,025,335	261	$1,879,983

†	One contract represents a notional amount of $1 million, $2,500 or $1,000.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended December 31, 2009.

For the year ended December 31, 2009, the Fund’s average borrowings outstanding from reverse repurchase agreements and treasury rolls was approximately $62,995,000 and the daily weighted average interest rate was 0.16%.

6.  Income Tax Information:

Reclassification: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. The following permanent difference as of December 31, 2009 attributable to the accounting for swap agreements, the reclassification of

21

distributions, and net paydown losses were reclassified to the following accounts:

Undistributed net investment income	$569,521

Accumulated net realized loss	$(569,521)

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/2009	12/31/2008

Distributions paid from:

Ordinary income	$15,479,820	$6,320,562

As of December 31, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$829,171

Capital loss carryforwards	(12,015,389)

Net unrealized losses*	(937,438)

Total	$(12,123,656)

*	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains / (losses) on certain futures contracts, and the deferral of post-October capital losses for tax purposes.

As of December 31, 2009, the Fund had capital loss carryforwards in the amount of $12,015,389 available to offset future realized capital gains, which expires December 31, 2017.

7.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

8.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	5,125,315	$54,180,880
Shares issued to shareholders in reinvestment of dividends and distributions	1,444,275	14,610,330

Total issued	6,569,590	68,791,210
Shares redeemed	(6,395,325)	(65,608,541)

Net increase	174,265	$3,182,669

Class I Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	2,702,986	$27,633,574

Shares issued to shareholders in reinvestment of dividends and distributions	576,341	6,009,355

Total issued	3,279,327	33,642,929

Shares redeemed	(4,288,245)	(44,537,427)

Net decrease	(1,008,918)	$(10,894,498)

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Government Income V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Government Income V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Government Income V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 25, 2010

23

BlackRock High Income V.I. Fund

Annual Report
December 31, 2009

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	The Fund posted strong results for the 12-month period, but underperformed the benchmark Barclays Capital US Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•	Strong security selection among lower-rated credits was a major contributor to Fund performance. In addition, a small amount of exposure to distressed securities propelled returns as certain distressed debt holdings recovered dramatically during the year. Good security selection in the paper & forest products and aerospace/defense industries boosted performance as well. The Fund also largely benefited from its allocation to select new-issue bonds in both the investment-grade and sub-investment-grade markets, which traded up substantially.

•	Conversely, the Fund’s underweight in crossover financial bonds, relative to the benchmark, was a large detriment to performance. Sectors such as banking and life insurance were large drivers of the benchmark’s overall return for the period, and the Fund’s underweight in these sectors created further performance dispersion.

•	Also worth mentioning, several factors have amplified the benchmark’s overall outperformance of the Fund, as well as other high yield funds. First, the high yield index universe was not completely “investable” during the year as the benchmark maintained over 1,500 individual securities. These securities were often bonds of smaller, more illiquid issuers, which rallied dramatically, but were difficult for the average fund to maintain exposure to; this resulted in significant dispersion of performance relative to the index. Second, many consumer cyclical sectors that were most heavily punished in 2008 spiked up fiercely in 2009. The Fund, like others, entered into 2009 with an underweight in highly volatile consumer-led sectors as a result of the ongoing recession; this positioning further detracted. Finally, downgraded financial bonds—which fell from investment-grade to high yield earlier in the year—sharply boosted the returns of the high yield benchmark, as the valuations of these largely discounted bonds massively recovered. Matching the change in the composition of the index’s allocation of financial bonds was not deemed to be highly feasible or prudent, as financials have traditionally never been a material or familiar portion of the high yield universe.

Describe recent portfolio activity.

•	During the annual period, we participated very heavily in a robust high yield, new-issue calendar. As the high yield market began to considerably improve early in 2009, we purchased many new-issue bonds coming from more defensive and higher-rated issuers. We also noticeably increased the Fund’s exposure to new senior-secured bond deals coming via the primary market—in which these proceeds were often used by issuing companies to pay down their concurrent bank loan debt obligations. Earlier in the year, we built a decent weighting within new investment-grade bonds coming to market. However, many of these positions have been largely scaled back as these bonds have greatly appreciated in price and their risk-reward profiles have diminished. On the whole, the portfolio management team remained negative on US consumers throughout the year, but maintained a constructive view on the high yield asset class.

Describe Fund positioning at period end.

•	At period end, the Fund held a large underweight relative to the benchmark in BB-rated issues, with an overweight in B-rated securities and a market-weight in CCC-rated issues. On a sector basis, the Fund was overweight in the automotive, wireless and electric sectors, and underweight in the gaming, health care and information technology sectors. The Fund had an average credit rating of B and a yield of 8.83%.

•	Overall, we remain very constructive on high yield, and hold the opinion that the asset class is attractively priced for a slow, structural recovery in 2010. Historically, high yield has performed superbly in periods following economic recessions. Therefore, we believe the dual potential for high yield to provide “equity-like returns,” while simultaneously providing excellent protection against downside risk, makes the asset class a great way to play the economic recovery.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in fixed income securities with lower credit quality.

[2]	Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

[3]	This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary as of December 31, 2009

	Standardized	6-Month	Average Annual Total Returns
	30-Day Yield	Total Returns	1 Year	5 Years	10 Years

Class I Shares[4]	8.25%	25.01%	58.00%	4.74%	5.58%

Barclays Capital US Corporate High Yield 2% Issuer Capped Index	—	21.27	58.76	6.49	6.87

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results.

3

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Fund Information as of December 31, 2009

Percent of
Corporate Bond and
Credit Allocation[1]	Capital Trust Investments

BBB/Baa	4%
BB/Ba	38
B	38
CCC/Caa	13
D	1
Not Rated	6

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

4

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	July 1, 2009	December 31, 2009	During the Period[1]	July 1, 2009	December 31, 2009	During the Period[1]

Class I	$1,000	$1,250.10	$4.08	$1,000	$1,021.57	$3.67

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.72% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including foreign currency exchange contracts and other instruments, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

5

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

Auto Components — 0.2%
Lear Corp. (a)		2,513	$169,979

Construction Materials — 0.0%
Nortek, Inc. (a)		500	17,500

Diversified Financial Services — 0.0%
CIT Group, Inc. (a)		585	16,159

Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)		33,870	1,863

Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd. (a)		53,062	134,450
Ainsworth Lumber Co. Ltd. (a)(b)		59,550	150,529

			284,979

Wireless Telecommunication Services — 0.2%
FiberTower Corp. (a)		59,958	250,625

Total Common Stocks — 0.6%			741,105

	Par
Corporate Bonds	(000)

Aerospace & Defense — 0.1%
L-3 Communications Corp., 5.88%, 1/15/15	USD	65	64,919

Airlines — 1.2%
Continental Airlines, Inc.:
Series 2001-1-C, 7.03%, 12/15/12		651	618,012
Series 2003-RJ, 7.88%, 1/02/20		145	124,339
Delta Air Lines, Inc.:
9.50%, 9/15/14 (b)		60	62,325
Series B, 9.75%, 12/17/16		320	325,600
United Air Lines, Inc., 12.75%, 7/15/12		300	310,125

			1,440,401

Auto Components — 1.1%
Allison Transmission, Inc., 11.00%, 11/01/15 (b)		340	357,000
Delphi International Holdings, 12.00%, 10/06/14		2	1,938
The Goodyear Tire & Rubber Co.:
7.86%, 8/15/11		450	465,187
8.63%, 12/01/11		439	455,462

			1,279,587

Biotechnology — 0.5%
Gilead Sciences, Inc., 0.63%, 5/01/13 (c)		170	209,738
QHP Pharma, 10.25%, 3/15/15 (b)		360	361,537

			571,275

Building Products — 1.1%
Associated Materials LLC, 9.88%, 11/15/16 (b)	USD	220	232,100
CPG International I, Inc., 10.50%, 7/01/13		600	567,000
Goodman Global Group, Inc., 12.85%, 12/15/14 (b)(d)		235	133,362
Ply Gem Industries, Inc., 11.75%, 6/15/13		350	350,000

			1,282,462

Capital Markets — 0.2%
E*Trade Financial Corp. (c)(d):
3.33%, 8/31/19 (b)		172	290,035
Series A, 4.05%, 8/31/19		3	5,059

			295,094

Chemicals — 2.5%
American Pacific Corp., 9.00%, 2/01/15		435	408,356
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		115	116,150
Huntsman International LLC, 5.50%, 6/30/16 (b)		425	377,188
Innophos, Inc., 8.88%, 8/15/14		510	517,650
Koppers, Inc., 7.88%, 12/01/19 (b)		215	217,150
MacDermid, Inc., 9.50%, 4/15/17 (b)		445	445,000
Nalco Co., 8.25%, 5/15/17 (b)		265	281,562
Nova Chemicals Corp., 8.63%, 11/01/19 (b)		370	376,475
Terra Capital, Inc., 7.75%, 11/01/19 (b)		380	406,600

			3,146,131

Commercial Services & Supplies — 2.6%
ACCO Brands Corp., 10.63%, 3/15/15 (b)		130	143,000
ARAMARK Corp., 3.78%, 2/01/15 (e)		365	333,975
Altegrity, Inc., 10.50%, 11/01/15 (b)		400	357,000
Corrections Corp. of America, 6.75%, 1/31/14		325	325,000
DI Finance, Series B, 9.50%, 2/15/13		166	168,075
International Lease Finance Corp.:
5.63%, 9/20/13		70	54,909
5.65%, 6/01/14		395	298,525
Mobile Services Group, Inc., 9.75%, 8/01/14		450	468,000
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)		385	418,688
Scientific Games International, Inc., 9.25%, 6/15/19		5	5,250

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of some of the securities have been abbreviated according to the following list:

CAD	Canadian Dollar
USD	US Dollar

See Notes to Financial Statements.

6

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Commercial Services & Supplies (concluded)

West Corp.:
9.50%, 10/15/14	USD	285	$289,275
11.00%, 10/15/16		475	496,375

			3,358,072

Construction Materials — 0.5%
Nortek, Inc., 11.00%, 12/01/13		502	524,822
Texas Industries, Inc., 7.25%, 7/15/13		150	147,375

			672,197

Consumer Finance — 2.5%
Ford Motor Credit Co. LLC:
5.50%, 6/15/11 (e)		1,600	1,584,000
7.80%, 6/01/12		600	606,452
8.00%, 12/15/16		900	901,196

			3,091,648

Containers & Packaging — 5.1%
Ball Corp.:
7.13%, 9/01/16		235	240,875
7.38%, 9/01/19		235	241,462
Berry Plastics Escrow LLC (b):
8.88%, 9/15/14		240	233,400
8.25%, 11/15/15		345	350,175
Cascades, Inc., 7.75%, 12/15/17 (b)		265	267,650
Crown Americas LLC, 7.63%, 5/15/17 (b)		550	570,625
Graphic Packaging International, Inc.:
9.50%, 8/15/13		75	77,437
9.50%, 6/15/17		545	577,700
Greif, Inc.,
7.75%, 8/01/19		135	137,700
Impress Holdings BV, 3.41%, 9/15/13 (b)(e)		1,290	1,238,400
Owens-Brockway Glass Container, Inc.:
8.25%, 5/15/13		125	128,438
7.38%, 5/15/16		290	299,425
Packaging Dynamics Finance Corp., 10.00%, 5/01/16 (b)		395	296,744
Pregis Corp., 12.38%, 10/15/13		680	658,750
Rock-Tenn Co., 5.63%, 3/15/13		230	229,138
Sealed Air Corp., 7.88%, 6/15/17 (b)		365	388,784
Solo Cup Co., 10.50%, 11/01/13 (b)		340	362,100

			6,298,803

Diversified Financial Services — 6.2%
Axcan Intermediate Holdings, Inc.,
12.75%, 3/01/16		280	312,900
CIT Group Funding Co. of Delaware LLC:
10.25%, 5/01/13		15	15,063
10.25%, 5/01/14		195	198,058
10.25%, 5/01/15		195	196,598
10.25%, 5/01/16		324	326,041
10.25%, 5/01/17		454	456,458
CIT Group, Inc.:
7.00%, 5/01/16		637	560,502
7.00%, 5/01/17		867	751,869
GMAC LLC (b):
6.88%, 9/15/11	USD	1,200	1,182,000
6.00%, 12/15/11		300	294,000
6.88%, 8/28/12		80	78,400
2.46%, 12/01/14 (e)		301	242,305
6.75%, 12/01/14		570	541,500
8.00%, 11/01/31		590	531,000
Leucadia National Corp., 8.13%, 9/15/15		850	867,000
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		575	587,938
Southern Star Central Corp., 6.75%, 3/01/16 (b)		240	231,600

			7,373,232

Diversified Telecommunication Services — 3.2%
Broadview Networks Holdings, Inc.,
11.38%, 9/01/12		425	406,937
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)		85	89,888
Qwest Communications International, Inc.:
7.50%, 2/15/14		155	155,581
8.00%, 10/01/15 (b)		300	308,250
3.50%, 11/15/25 (c)		585	606,938
Series B, 7.50%, 2/15/14		1,055	1,058,956
Qwest Corp., 8.38%, 5/01/16		510	546,975
Wind Acquisition Finance SA, 10.75%, 12/01/15 (b)		415	444,050
Windstream Corp.:
8.13%, 8/01/13		110	114,125
8.63%, 8/01/16		300	305,250

			4,036,950

Electric Utilities — 1.9%
Elwood Energy LLC, 8.16%, 7/05/26		151	138,907
FPL Energy National Wind Portfolio, LLC, 6.13%, 3/25/19 (b)		336	318,862
IPALCO Enterprises, Inc.:
8.63%, 11/14/11		200	209,000
7.25%, 4/01/16 (b)		200	200,500
NSG Holdings LLC, 7.75%, 12/15/25 (b)		880	787,600
Tenaska Alabama Partners LP, 7.00%, 6/30/21 (b)		631	581,450

			2,236,319

Energy Equipment & Services — 1.8%
Aquilex Holdings LLC, 11.13%, 12/15/16 (b)		80	79,800
Cie Generale de Geophysique-Veritas,
9.50%, 5/15/16		100	107,000
Compagnie Generale de Geophysique-Veritas,
7.75%, 5/15/17		695	689,787
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		870	863,475
North American Energy Alliance LLC, 10.88%, 6/01/16 (b)		280	297,500
North American Energy Partners, Inc., 8.75%, 12/01/11		170	170,000

			2,207,562

See Notes to Financial Statements.

7

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Food & Staples Retailing — 0.3%
Duane Reade, Inc., 11.75%, 8/01/15	USD	90	$97,650
Rite Aid Corp., 10.25%, 10/15/19 (b)		260	274,300

			371,950

Food Products — 0.3%
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		340	368,900

Health Care Equipment & Supplies — 1.3%
DJO Finance LLC, 10.88%, 11/15/14		995	1,049,725
Hologic, Inc., 2.00%, 12/15/37 (c)(f)		765	653,119

			1,702,844

Health Care Providers & Services — 1.5%
Community Health Systems, Inc., Series WI, 8.88%, 7/15/15		760	786,600
LifePoint Hospitals, Inc.,
3.50%, 5/15/14 (c)		55	51,219
Tenet Healthcare Corp. (b):
9.00%, 5/01/15		575	621,000
10.00%, 5/01/18		235	263,200
Viant Holdings, Inc., 10.13%, 7/15/17 (b)		251	249,745

			1,971,764

Hotels, Restaurants & Leisure — 1.7%
American Real Estate Partners LP,
7.13%, 2/15/13		1,390	1,417,800
Greektown Holdings, LLC, 10.75%, 12/01/13 (a)(b)(g)		251	37,964
HRP Myrtle Beach Operations LLC, 0.00%, 4/01/12 (a)(b)(g)		750	75
Mashantucket Western Pequot Tribe, Series A, 8.50%, 11/15/15 (b)		110	26,950
Scientific Games Corp., 0.75%, 12/01/24 (c)(h)		180	171,900
Snoqualmie Entertainment Authority, 4.68%, 2/01/14 (b)(e)		170	83,300
Travelport LLC:
4.88%, 9/01/14 (e)		150	135,938
9.88%, 9/01/14		110	113,575
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(g)		95	475
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(g)		300	30,000
Waterford Gaming LLC, 8.63%, 9/15/14 (b)		430	234,350

			2,252,327

Household Durables — 1.1%
Ashton Woods USA LLC, 16.00%, 6/30/15 (b)(i)		497	99,320
Beazer Homes USA, Inc., 12.00%, 10/15/17 (b)		200	218,000
KB Home:
6.38%, 8/15/11		18	18,000
9.10%, 9/15/17		120	126,000
Pulte Homes, Inc., 6.38%, 5/15/33		30	24,225
Standard Pacific Corp.:
6.25%, 4/01/14	USD	60	52,200
7.00%, 8/15/15		75	65,250
Standard Pacific Escrow LLC, 10.75%, 9/15/16 (b)		670	683,400

			1,286,395

IT Services — 0.9%
Alliance Data Systems Corp., 1.75%, 8/01/13 (c)		700	713,125
First Data Corp.:
9.88%, 9/24/15		40	37,300
11.25%, 3/31/16		465	397,575

			1,148,000

Independent Power Producers & Energy Traders — 4.9%
AES Eastern Energy LP:
Series 99-B, 9.67%, 1/02/29		330	347,325
Series 1999-A, 9.00%, 1/02/17		1,239	1,243,462
AES Gener SA, 7.50%, 3/25/14		500	546,114
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		690	710,700
Dynegy Holdings, Inc., 8.38%, 5/01/16		135	128,250
Energy Future Holdings Corp., 11.25%, 11/01/17 (j)		1,660	1,165,946
NRG Energy, Inc.:
7.25%, 2/01/14		750	759,375
7.38%, 2/01/16		650	650,812
8.50%, 6/15/19		585	599,625

			6,151,609

Industrial Conglomerates — 1.6%
Icahn Enterprises LP, 4.00%, 8/15/13 (c)(e)		155	128,650
Sequa Corp. (b):
11.75%, 12/01/15		690	641,700
13.50%, 12/01/15 (j)		1,403	1,298,171

			2,068,521

Insurance — 0.1%
USI Holdings Corp., 4.15%, 11/15/14 (b)(e)		220	180,675

Internet & Catalog Retail — 0.0%
Netflix, Inc., 8.50%, 11/15/17 (b)		50	51,875

Leisure Equipment & Products — 0.3%
Brunswick Corp., 11.25%, 11/01/16 (b)		205	230,625
Easton-Bell Sports, Inc., 9.75%, 12/01/16 (b)		145	150,256
True Temper Sports, Inc., 8.38%, 9/15/11 (a)(g)		975	98

			380,979

Life Sciences Tools & Services — 0.2%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16 (b)		250	263,750

Machinery — 1.3%
ESCO Corp., 8.63%, 12/15/13 (b)		410	407,950

See Notes to Financial Statements.

8

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Machinery (concluded)

Navistar International Corp.:
3.00%, 10/15/14 (c)	USD	270	$279,113
8.25%, 11/01/21		500	512,500
RBS Global, Inc., 8.88%, 9/01/16		175	152,250
Titan International, Inc.:
8.00%, 1/15/12		310	303,800
5.63%, 1/15/17 (b)(c)		120	126,066

			1,781,679

Marine — 0.8%
Horizon Lines, Inc., 4.25%, 8/15/12 (c)		795	645,938
Navios Maritime Holdings, Inc., 8.88%, 11/01/17 (b)		260	270,075
Trico Shipping AS, 11.88%, 11/01/14 (b)		170	177,013

			1,093,026

Media — 8.9%
Affinion Group, Inc., 10.13%, 10/15/13		1,000	1,027,500
CCH II LLC, 13.50%, 11/30/16		319	375,267
CCO Holdings LLC, 8.75%, 11/15/13		540	554,175
CMP Susquehanna Corp., 3.52%, 5/15/14 (b)(e)		60	1,200
CSC Holdings, Inc.:
6.75%, 4/15/12		200	206,500
Series B, 7.63%, 4/01/11		80	82,600
Cablevision Systems Corp., Series B, 8.00%, 4/15/12		500	528,750
Charter Communications Operating LLC (b):
10.38%, 4/30/14		30	30,825
10.88%, 9/15/14		80	89,600
Clear Channel Communications, 11%, 8/01/16		40	29,982
Clear Channel Worldwide Holdings, Inc. (b):
Series A, 9.25%, 12/15/17		423	431,460
Series B, 9.25%, 12/15/17		944	972,320
EchoStar DBS Corp., 7.00%, 10/01/13		515	529,806
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (e)		140	114,450
9.50%, 5/15/15		160	148,600
Intelsat Corp., 9.25%, 6/15/16		610	629,825
Intelsat Subsidiary Holding Co. Ltd.:
8.50%, 1/15/13		220	224,400
8.88%, 1/15/15		80	82,800
8.88%, 1/15/15 (b)		160	164,800
Liberty Global, Inc., 4.50%, 11/15/16 (b)(c)		310	336,350
NTL Cable Plc, 8.75%, 4/15/14		15	15,487
Network Communications, Inc., 10.75%, 12/01/13		50	20,063
Nielsen Finance LLC:
10.00%, 8/01/14		1,035	1,078,988
18.47%, 8/01/16 (h)		40	36,500
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(c)(g)		599	569,327
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		1,315	1,257,469
UPC Germany GmbH, 8.13%, 12/01/17 (b)	USD	1,300	1,314,625
UPC Holding B.V., 9.88%, 4/15/18 (b)		200	211,000

			11,064,669

Metals & Mining — 5.4%
Aleris International, Inc. (a)(g):
9.00%, 12/15/14		410	2,050
10.00%, 12/15/16		375	1,875
Arch Western Finance LLC, 6.75%, 7/01/13		455	451,587
Drummond Co., Inc. (b):
9.00%, 10/15/14		400	419,500
7.38%, 2/15/16		410	400,775
Evraz Group SA (b):
8.88%, 4/24/13		400	400,000
9.50%, 4/24/18		275	273,625
FMG Finance Property Ltd. (b):
10.00%, 9/01/13		55	57,200
10.63%, 9/01/16		535	591,844
GoldCorp., Inc., 2.00%, 8/01/14 (b)(c)		95	109,131
McJunkin Red Man Corp., 9.50%, 12/15/16 (b)		380	371,450
Murray Energy Corp., 10.25%, 10/15/15 (b)		295	293,525
Novelis, Inc.:
7.25%, 2/15/15		1,000	952,500
11.50%, 2/15/15 (b)		225	241,031
Ryerson, Inc.:
7.66%, 11/01/14 (e)		200	184,250
12.00%, 11/01/15		40	41,800
Steel Dynamics, Inc., 7.38%, 11/01/12		775	798,250
Teck Resources Ltd.:
10.25%, 5/15/16		165	192,225
10.75%, 5/15/19		635	758,825
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		335	340,025

			6,881,468

Multi-Utilities — 0.2%
CMS Energy Corp., 8.75%, 6/15/19		170	186,072

Multiline Retail — 0.5%
Dollar General Corp.:
10.63%, 7/15/15		340	376,550
11.88%, 7/15/17 (j)		170	195,925

			572,475

Oil, Gas & Consumable Fuels — 9.6%
Arch Coal, Inc., 8.75%, 8/01/16 (b)		235	248,512
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		245	278,075
10.75%, 2/01/18		110	121,550
Berry Petroleum Co., 8.25%, 11/01/16		525	517,125
Bill Barrett Corp., 9.88%, 7/15/16		130	138,450
Chesapeake Energy Corp.:
6.38%, 6/15/15		190	186,200
2.25%, 12/15/38 (c)		400	302,500

See Notes to Financial Statements.

9

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Oil, Gas & Consumable Fuels (concluded)

Cimarex Energy Co., 7.13%, 5/01/17	USD	420	$424,200
Concho Resources, Inc., 8.63%, 10/01/17		160	168,000
Connacher Oil and Gas Ltd., 10.25%, 12/15/15 (b)		605	553,575
Corral Finans AB, 1.78%, 4/15/10 (b)(j)		337	292,075
Denbury Resources, Inc.:
7.50%, 12/15/15		250	249,375
9.75%, 3/01/16		320	341,600
El Paso Corp.:
8.25%, 2/15/16		345	368,287
7.00%, 6/15/17		600	595,075
Encore Acquisition Co., 6.25%, 4/15/14		700	700,000
Forest Oil Corp.:
8.50%, 2/15/14 (b)		395	412,775
7.25%, 6/15/19		230	227,125
Massey Energy Co.:
6.88%, 12/15/13		105	104,869
3.25%, 8/01/15 (c)		855	747,056
Newfield Exploration Co., 6.63%, 4/15/16		180	180,450
OPTI Canada, Inc.:
9.00%, 12/15/12 (b)		690	705,525
7.88%, 12/15/14		160	131,200
Petrohawk Energy Corp.:
10.50%, 8/01/14		345	376,913
7.88%, 6/01/15		225	227,250
Range Resources Corp.:
6.38%, 3/15/15		750	744,375
8.00%, 5/15/19		200	214,000
Roseton-Danskammer 2001 Series B, 7.67%, 11/08/16		575	554,875
Sabine Pass LNG LP, 7.50%, 11/30/16		165	137,363
SandRidge Energy, Inc.:
8.63%, 4/01/15 (j)		35	35,000
9.88%, 5/15/16 (b)		300	315,750
8.00%, 6/01/18 (b)		525	515,813
Southwestern Energy Co., 7.50%, 2/01/18		205	217,300
Swift Energy Co., 7.13%, 6/01/17		500	472,500
Whiting Petroleum Corp., 7.25%, 5/01/13		300	302,250

			12,106,988

Paper & Forest Products — 4.1%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(j)		469	293,285
Boise Cascade LLC, 7.13%, 10/15/14		195	175,744
Boise Paper Holdings LLC, 9.00%, 11/01/17 (b)		195	202,069
Clearwater Paper Corp., 10.63%, 6/15/16 (b)		215	239,994
Georgia-Pacific Corp., 8.13%, 5/15/11		220	231,000
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		345	365,700
NewPage Corp.:
10.00%, 5/01/12		585	418,275
11.38%, 12/31/14 (b)		2,125	2,146,250
Verso Paper Holdings LLC:
11.50%, 7/01/14 (b)	USD	185	203,500
Series B, 4.03%, 8/01/14 (e)		300	237,000
Series B, 9.13%, 8/01/14		375	358,125
Series B, 11.38%, 8/01/16		335	269,675

			5,140,617

Pharmaceuticals — 1.5%
Angiotech Pharmaceuticals, Inc.,
4.01%, 12/01/13 (e)		695	590,750
Elan Corp. Plc, 8.75%, 10/15/16 (b)		380	362,900
Elan Finance Plc, 8.88%, 12/01/13		75	74,625
Novasep Holding SAS, 9.75%, 12/15/16 (b)		732	716,936

			1,745,211

Professional Services — 0.1%
FTI Consulting, Inc., 7.75%, 10/01/16		115	116,437

Real Estate Investment Trusts (REITs) — 0.2%
HCP, Inc., 6.70%, 1/30/18		300	291,040

Real Estate Management & Development — 0.9%
Forest City Enterprises, Inc., 7.63%, 6/01/15		650	581,750
Realogy Corp.:
10.50%, 4/15/14		215	185,975
12.38%, 4/15/15		296	230,140

			997,865

Semiconductors & Semiconductor Equipment — 1.1%
Advanced Micro Devices, Inc., 8.13%, 12/15/17 (b)		475	473,219
STATS ChipPAC Ltd.:
7.50%, 7/19/10		85	85,956
6.75%, 11/15/11		190	191,188
Spansion, Inc., 3.79%, 6/01/13 (a)(b)(e)(g)		480	484,800

			1,235,163

Software — 0.1%
BMS Holdings, Inc., 8.35%, 2/15/12 (b)(e)(j)		236	4,720
JDA Software Group, Inc., 8.00%, 12/15/14 (b)		86	87,720

			92,440

Specialty Retail — 2.1%
Asbury Automotive Group, Inc., 8.00%, 3/15/14		850	835,125
General Nutrition Centers, Inc., 10.75%, 3/15/15		665	676,637
Group 1 Automotive, Inc., 2.25%, 6/15/36 (c)(f)		300	229,875
United Auto Group, Inc., 7.75%, 12/15/16		885	856,238

			2,597,875

See Notes to Financial Statements.

10

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands, Inc., 8.00%, 12/15/16	USD	245	$249,594
Levi Strauss & Co., 8.88%, 4/01/16		550	575,437

			825,031

Tobacco — 0.6%
Vector Group Ltd., 11.00%, 8/15/15		700	707,000

Trading Companies & Distributors — 0.2%
United Rentals North America, Inc., 9.25%, 12/15/19		290	299,425

Wireless Telecommunication Services — 6.2%
Cricket Communications, Inc.:
9.38%, 11/01/14		310	311,550
10.00%, 7/15/15		620	628,525
7.75%, 5/15/16		310	309,225
Crown Castle International Corp.,
9.00%, 1/15/15		75	79,875
Digicel Group Ltd. (b):
8.88%, 1/15/15		545	528,650
9.13%, 1/15/15 (j)		693	680,928
FiberTower Corp., 9.00%, 1/01/16 (b)(j)		223	178,054
iPCS, Inc., 2.41%, 5/01/13 (e)		795	743,325
MetroPCS Wireless, Inc., 9.25%, 11/01/14		1,340	1,356,750
NII Holdings, Inc., 2.75%, 8/15/25 (c)		500	498,125
Nextel Communications, Inc.:
Series D, 7.38%, 8/01/15		250	243,125
Series E, 6.88%, 10/31/13		1,220	1,183,400
Series F, 5.95%, 3/15/14		150	140,063
SBA Telecommunications, Inc., 8.00%, 8/15/16 (b)		240	250,800
Sprint Capital Corp., 6.88%, 11/15/28		680	565,250

			7,697,645

Total Corporate Bonds — 89.2%			110,986,367

Floating Rate Loan Interests (e)

Auto Components — 1.2%
Allison Transmission, Inc., Tranche B -1 Term Loan, 2.99%-3.04%, 8/07/14		485	443,733
Dana Holding Corp., Term Advance,
7.25%, 1/31/15		1,045	999,499

			1,443,232

Automobiles — 0.4%
Ford Motor Co.:
Term Loan, 3.24%-3.29%, 12/15/13		247	227,996
Term Loan B, 3.26%, 12/15/13		300	265,500

			493,496

Chemicals — 0.5%
PQ Corp. (fka Niagara Acquisition, Inc.),
Loan (Second Lien), 6.74%, 7/30/15	USD	450	384,750
Solutia Inc., Loan, 7.25%, 2/28/14		184	186,812

			571,562

Consumer Finance — 0.6%
DaimlerChrysler Financial Services Americas LLC,
Term Loan (First Lien), 4.24%, 8/03/12		723	703,866

Diversified Financial Services — 0.3%
CIT Group, Inc., Tranche 2A Term Loan, 9.50%, 1/20/12		345	353,050

Food & Staples Retailing — 0.4%
Rite Aid Corp., Tranche 4, Term Loan, 9.50%, 6/10/15		450	465,047

Health Care Providers & Services — 0.3%
HCA Inc., Tranche A-1, Term Loan,
1.75%, 11/17/13		368	350,569

Hotels, Restaurants & Leisure — 1.0%
Travelport LLC Holdings Ltd.,
Loan, 8.28%, 3/27/12		1,369	1,232,167

Independent Power Producers & Energy Traders — 1.6%
Dynegy Holdings Inc.:
Term Letter of Credit Facility, Term Loan, 3.99%, 4/02/13		189	180,123
Tranche B, Term Loan, 3.99%, 4/02/13		11	10,658
Texas Competitive Electric Holdings Company, LLC (TXU):
Initial Tranche B-1 Term Loan, 3.75%-3.78%, 10/10/14		118	95,608
Initial Tranche B-2 Term Loan, 3.74%-3.75%, 10/10/14		244	198,555
Initial Tranche B-3 Term Loan, 3.74%-3.75%, 10/10/14		1,843	1,484,492

			1,969,436

Media — 1.2%
HMH Publishing Co. Ltd.:
Mezzanine, 17.50%, 11/14/14		316	60,020
Tranche A Term Loan, 5.28%, 6/12/14		1,103	959,775
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		500	527,917

			1,547,712

Multiline Retail — 0.1%
Neiman Marcus, Term Loan, 2.26%, 4/06/13		69	62,707

Real Estate Management & Development — 0.4%
Realogy Corp. Tranche A Term Loan, Second Lien, 13.50%, 10/15/17		500	528,334

Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor, Inc., Term Loan, 1.98%, 12/02/13		100	87,149

See Notes to Financial Statements.

11

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
Floating Rate Loan Interests (e)	(000)			Value

Specialty Retail — 0.1%
Claire Stores, Inc., Term Loan, 3.00%, 5/29/14	USD	149		$120,631

Total Floating Rate Loan Interests — 8.2%				9,928,958

	Beneficial
	Interest
Other Interests (k)	(000)

Auto Components — 0.1%
Delphi Debtor in Possession Hold Co. LLP Class B Membership Interests	USD	— (l	)	121,958
Lear Corp. Escrow		180		4,725

				126,683

Household Durables — 0.1%
Stanley Martin, Class B, Membership Units (m)		— (k	)	67,500

Total Other Interests — 0.2%				194,183

Preferred Securities	Shares

Preferred Stocks

Diversified Financial Services — 0.2%
Citigroup, Inc., 7.50% (c)		2,000		208,680

Diversified Telecommunication Services — 0.0%
PTV, Inc., Series A, 10.00%		47		4

Media — 0.0%
CMP Susquehanna Radio Holdings Corp.,
0.00% (b)(e)		13,993		—

Total Preferred Securities — 0.2%				208,684

Warrants (n)

Media — 0.0%
CMP Susquehanna Radio Holdings Corp.
(Expires 3/26/19) (b)		15,990		—
Virgin Media, Inc. (Expires 1/10/11)		22,461		1,011

Total Warrants — 0.0%				1,011

Total Long-Term Investments (Cost — $123,458,430) — 98.4%				122,060,308

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (o)(p)		269,742		269,742

Total Short-Term Securities (Cost — $269,742) — 0.2%				269,742

Total Investments (Cost — $123,728,172*) — 98.6%				122,330,050
Other Assets Less Liabilities — 1.4%				1,776,604

Net Assets — 100.0%				$124,106,654

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$124,254,707

Gross unrealized appreciation	$6,123,709
Gross unrealized depreciation	(8,048,366)

Net unrealized depreciation	$(1,924,657)

(a)   Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Convertible security.
(d)	Represents a zero-coupon bond. Rate shown represents the current yield as of report date.
(e)	Variable rate security. Rate shown is as of report date.
(f)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(g)	Issuer filed for bankruptcy and/or is in default of interest payments.
(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(j)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)	Amount is less than $1,000.

(m)	Restricted security as to resale, representing 0.1% of net assets, were as follows:

	Acquisition
Issue	Date	Cost		Value

Stanley Martin, Class B Membership Units	4/03/06	USD	227,862	$67,500

(n)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(o)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$269,742	$3,198
BlackRock Liquidity Series, LLC Cash Sweep Series	$(6,623,734)	$8,447

(p)	Represents the current yield as of report date.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

12

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Schedule of Investments December 31, 2009 (concluded)

•	Foreign currency exchange contracts as of December 31, 2009 were as follows:

Currency	Currency		Settlement	Unrealized
Purchased	Sold	Counterparty	Date	Appreciation

USD 76,900	CAD 80,000	Citibank NA	1/27/10	$405

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1
Long-Term Investments:
Common Stocks	$573,076
Preferred Stocks	208,680
Warrants	1,011
Short-Term Securities	269,742

Total Level 1	1,052,509

Level 2
Long-Term Investments:
Common Stocks	150,529
Corporate Bonds	110,136,453
Floating Rate Loan Interests	5,390,470
Other Interests	72,225
Preferred Stocks	4

Total Level 2	115,749,681

Level 3
Long-Term Investments:
Common Stocks	17,500
Corporate Bonds	849,914
Floating Rate Loan Interests	4,538,488
Others Interests	121,958

Total Level 3	5,527,860

Total	$122,330,050

Valuation	Other Financial
Inputs	Instruments[1]

	Assets	Liabilities

Level 1	—	—
Level 2	$405	—
Level 3	—	$(2,762)

Total	$405	$(2,762)

[1]	Other financial instruments are foreign currency exchange contracts and unfunded loan commitments, which are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities

			Floating
	Common	Corporate	Rate Loan	Other
	Stocks	Bonds	Interests	Interests	Total

Balance, as of December 31, 2008	—	—	$2,686,293	—	$2,686,293

Accrued discounts/premiums	—	—	—	—	—

Realized gain (loss)	—	—	(1,568,502)	—	(1,568,502)

Change in unrealized appreciation/depreciation[2]	—	$239,716	3,653,414	—	3,893,130

Net purchases (sales)	—	—	(532,244)	—	(532,244)

Net transfers in/out of Level 3	$17,500	610,198	299,527	$121,958	1,049,183

Balance, as of December 31, 2009	$17,500	$849,914	$4,538,488	$121,958	$5,527,860

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities held at December 31, 2009 was $2,999,538.

The following table is a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used to determine fair value:

Other Financial
Instruments[3]

Liabilities

Balance, as of December 31, 2008	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	$(2,762)
Net purchases (sales)	—
Net transfer out	—

Balance, as of December 31, 2009	$(2,762)

[3]	Other financials instruments are unfunded loan commitments.

See Notes to Financial Statements.

13

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Statement of Assets and Liabilities December 31, 2009

Assets:
Investments at value—unaffiliated (cost—$123,458,430)	$122,060,308
Investments at value—affiliated (cost—$269,742)	269,742
Unrealized appreciation on foreign currency exchange contracts	405
Cash	646
Foreign currency at value (cost—$93)	96
Interest receivable	2,157,177
Investments sold receivable	1,069,000
Principal paydowns receivable	330
Other assets	2,711
Prepaid expenses	34,786

Total assets	125,595,201

Liabilities:
Unrealized depreciation on unfunded loan commitments	2,762
Income dividends payable	910,864
Investments purchased payable	452,488
Investment advisory fees payable	61,675
Capital shares redeemed payable	28,496
Other affiliates payable	1,391
Officer’s and Directors’ fees payable	286
Other accrued expenses payable	30,585

Total liabilities	1,488,547

Net Assets	$124,106,654

Net Assets Consist of:
Paid-in capital	$281,111,934
Distributions in excess of net investment income	(140,365)
Accumulated net realized loss	(155,467,149)
Net unrealized appreciation/depreciation	(1,397,766)

Net Assets	$124,106,654

Net Asset Value:
Based on net assets of $124,106,654 and 18,584,285 shares outstanding, 200 million shares authorized, $0.10 par value	$6.68

See Notes to Financial Statements.

14

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Statement of Operations Year Ended December 31, 2009

Investment Income:
Interest	$10,940,971
Income—affiliated	11,645
Facility and other fees	40,004

Total income	10,992,620

Expenses:
Investment advisory	582,490
Professional	57,326
Accounting services	37,072
Printing	22,760
Officer and Directors	18,751
Custodian	17,599
Transfer agent fees	5,000
Miscellaneous	45,121

Total expenses	786,119
Less fees waived by advisor	(779)

Total expenses after fees waived	785,340

Net investment income	10,207,280

Realized and Unrealized Gain (Loss):
Net realized loss from:
Investments	(8,917,743)
Foreign currency transactions	(20,360)

(8,938,103)

Net change in unrealized appreciation/depreciation on:
Investments	47,454,682
Unfunded loan commitments	(2,762)
Foreign currency transactions	6,120

47,458,040

Total realized and unrealized gain	38,519,937

Net Increase in Net Assets Resulting from Operations	$48,727,217

See Notes to Financial Statements.

15

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2009	2008

Operations:
Net investment income	$10,207,280	$11,812,553
Net realized loss	(8,938,103)	(10,653,163)
Net change in unrealized appreciation/depreciation	47,458,040	(41,786,922)

Net increase (decrease) in net assets resulting from operations	48,727,217	(40,627,532)

Dividends to Shareholders From:
Net investment income	(10,121,764)	(11,983,621)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(7,846,706)	(16,721,444)

Net Assets:
Total increase (decrease) in net assets	30,758,747	(69,332,597)
Beginning of year	93,347,907	162,680,504

End of year	$124,106,654	$93,347,907

Distributions in excess of net investment income	$(140,365)	$(171,094)

See Notes to Financial Statements.

16

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$4.64	$7.26	7.67	$7.55	$8.12

Net investment income[1]	0.54	0.57	0.59	0.56	0.61
Net realized and unrealized gain (loss)	2.03	(2.62)	(0.42)	0.12	(0.50)

Net increase (decrease) from investment operations	2.57	(2.05)	0.17	0.68	0.11

Dividends from net investment income	(0.53)	(0.57)	(0.58)	(0.56)	(0.68)

Net asset value, end of year	$6.68	$4.64	$7.26	$7.67	$7.55

Total Investment Return:[2]
Based on net asset value	58.00%	(29.88)%	2.42%	9.44%	1.51%

Ratios to Average Net Assets:
Total expenses	0.73%	0.68%	0.64%	0.60%	0.59%

Total expenses after fees waived	0.73%	0.68%	0.64%	0.60%	0.59%

Net investment income	9.45%	8.80%	7.77%	7.45%	7.78%

Supplemental Data:
Net assets, end of year (000)	$124,107	$93,348	$162,681	$213,937	$246,483

Portfolio turnover	107%	53%	55%	56%	24%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

17

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock High Income V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). Floating rate loan interests are valued at the mean between the last available bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Fund are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such

18

components are treated as ordinary income (loss) for federal income tax purposes.

Floating Rate Loan Interests: The Fund may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions, and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more US banks or (iii) the certificate of deposit rate. The Fund considers these investments to be investments in debt securities for purposes of their investment policies.

The Fund earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent and prepayment penalty fees. Facility, commitment and amendment fees are typically amortized over the term of the loan. Consent fees and various other fees are recorded as income. Prepayment penalty fees are recorded as realized gains. When a Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and borrower.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., forward foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend

19

date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files applicable US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2.  Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Fund may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Fund and its counterparties. The ISDA Master Agreement allows the Fund to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. Options written by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC

20

derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Derivative Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of
December 31, 2009

	Asset Derivatives
	Statement of Assets and
	Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$405

The Effect of Derivative Instruments on the
Statement of Operations
Year Ended December 31, 2009

Net Realized Gain (Loss) from
Foreign
Currency
Transactions

Foreign currency exchange contracts	$(20,360)

Net Change in Unrealized
Appreciation/Depreciation on
Foreign
Currency
Transactions

Foreign currency exchange contracts	$3,403

For the year ended December 31, 2009, the average derivative activity was as follows:

Foreign currency exchange contracts:

Average number of contracts	1

Average US dollar amount	$83,518

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund at the following annual rates: 0.55% of the such average daily net assets not exceeding $250 million; 0.50% of such average daily net assets in excess of $250 million but not exceeding $500 million; 0.45% of such average daily net assets in excess of $500 million but not exceeding $750 million; and 0.40% of such average daily net assets in excess of $750 million. For the year ended December 31, 2009, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund was approximately $317,149,000.

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

21

For the year ended December 31, 2009, the Fund reimbursed the Manager $2,038 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company has entered into a Distribution Agreement with BlackRock Investments, LLC, which is an affiliate of BlackRock.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of the Fund, check writing, anti-money laundering services and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, (including paydowns and excluding short-term securities) for the year ended December 31, 2009 were $110,569,562 and $113,384,981, respectively.

5.  Commitments:

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loans (“commitments”). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statement of Operations as facility and other fees, is recognized ratably over the commitment period. As of December 31, 2009, the Fund had the following unfunded loan commitments:

		Value of
	Unfunded	Underlying
	Commitment	Loan
Borrower	(000)	(000)

Delphi Holdings, LLP.	$18	$21

6.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended December 31, 2009.

7.  Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2009 attributable to the amortization methods on fixed income securities, the classification of investments, foreign currency transactions and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(35,064,410)

Distributions in excess of net investment income	$(54,787)

Accumulated net realized loss	$35,119,197

22

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/2009	12/31/2008

Distributions paid from:

Ordinary income	$10,121,764	$11,983,621

As of December 31, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$164,084

Capital loss carryforwards	(154,983,239)

Net unrealized losses*	(2,186,125)

Total	$(157,005,280)

*	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts and the deferral of post-October capital losses for tax purposes.

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2010	$63,839,053

2011	44,871,728

2012	8,918,857

2013	12,665,469

2014	4,347,980

2016	9,129,091

2017	11,211,061

Total	$154,983,239

8.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

9.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	1,064,397	$6,161,168

Shares issued to shareholders in reinvestment of dividends	1,843,116	9,996,332

Total issued	2,907,513	16,157,500

Shares redeemed	(4,428,548)	(24,004,206)

Net decrease	(1,521,035)	$(7,846,706)

Class I Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	1,563,049	$7,725,357

Shares issued to shareholders in reinvestment of dividends	1,640,505	11,111,227

Total issued	3,203,554	18,836,584

Shares redeemed	(5,518,157)	(35,558,028)

Net decrease	(2,314,603)	$(16,721,444)

10.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 23, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

23

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Income V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Income V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Income V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 23, 2010

24

BlackRock International Value V.I. Fund

Annual Report
December 31, 2009

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed the benchmark MSCI EAFE Index for the 12-month period.

What factors influenced performance?

•	Fund returns were hampered by underweights in both financials and materials, which were the two best-performing sectors over the period. Stock selection in the consumer staples (Japan Tobacco, Inc.), information technology (HTC Corp. and Nintendo Co., Ltd.) and energy sectors also detracted from results. Geographically, stock selection in Japan was detrimental. The Japanese market lagged other regions over the year as political uncertainty and sustained economic weakness negated the tailwind that value investors enjoyed elsewhere.

•	On the positive side, the Fund benefited from successful stock selection in more cyclical and economically-sensitive areas of the market. Holdings within the materials sector rewarded, with MMC Norilsk Nickel, ArcelorMittal and Companhia Vale do Rio Doce outperforming on the back of strong commodity prices. Stock selection in the consumer discretionary sector was also additive, with white goods manufacturer Electrolux AB and developer Cyrela Brazil Realty SA amongst the Fund’s top holdings. Returns were also aided by good stock selection in banks, including BNP Paribas SA, ICICI Bank Ltd. and Swedbank AB. At the sector level, the Fund’s underweight in utilities was valuable as it lagged the cyclical rally that drove returns for most of the year. From a regional perspective, the Fund’s allocation to emerging markets provided a boost to performance as those countries outperformed developed regions. Stock selection in Europe was favorable as well.

Describe recent portfolio activity.

•	During the annual period, we moved to an underweight in the financials sector, primarily through insurance, where we sold Zurich Financial Services AG, Muenchener Rueckversicherungs AG and AXA SA, as well as through real estate, where we exited DLF Ltd. and Henderson Land Development Co., Ltd. We also took profits in materials companies that had neared their fair values, including Companhia Vale do Rio Doce, ArcelorMittal, BHP Billiton Plc and Shin-Etsu Chemical Co., Ltd.

•	The proceeds were reallocated toward the industrials sector, where we purchased companies geared into a recovery in industrial production, including defense contractor European Aeronautic Defense and Space Co., heavy machinery manufacturer Komatsu Ltd. and truck maker MAN SE. We also purchased construction firm Vinci SA and crane manufacturer KCI Konecranes Oyj, which offered attractive valuations and more stable earnings profiles. Within consumer discretionary, we increased exposure by purchasing Australian media conglomerate Fairfax Media Ltd. and adding to publisher United Business Media Ltd., as well as car manufacturer Honda Motor Co. Ltd., which should benefit from a rebound in the US auto industry.

Describe Fund positioning at period end.

•	At year end, relative to the MSCI EAFE Index, the Fund was overweight in the industrials, energy and consumer discretionary sectors, and was underweight in materials, financials, utilities and consumer staples. At the regional level, the Fund was underweight in Europe and overweight in Japan and selected emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund seeks current income and long-term growth of income, accompanied by growth of capital through investments in international stocks.

[2]	Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

[3]	This unmanaged index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in US dollars).
Performance Summary as of December 31, 2009

	6-Month	Average Annual Total Returns
	Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]

Class I Shares[4]	21.59%	29.97%	3.33%	4.99%

MSCI EAFE Index	22.07	31.78	3.54	1.17

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results.

3

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Fund Information as of December 31, 2009

Percent of
Geographic Allocation	Long-Term Investments

Japan	23%
United Kingdom	16
Germany	12
France	10
Switzerland	9
Australia	7
Italy	4
Netherlands	4
Hong Kong	3
Denmark	2
Finland	2
India	2
Norway	2
Other[1]	4

[1]	Other includes a 1% investment in Belgium, Brazil, Greece and Russia.

4

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Disclosure of Expenses
Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	July 1, 2009	December 31, 2009	During the Period[1]	July 1, 2009	December 31, 2009	During the Period[1]

Class I	$1,000	$1,215.90	$4.97	$1,000	$1,020.71	$4.53

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

5

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 6.8%
Fairfax Media Ltd.	1,422,000	$2,210,223
Newcrest Mining Ltd.	87,765	2,779,927
Suncorp-Metway Ltd.	361,344	2,797,499
Telstra Corp. Ltd.	1,558,163	4,790,371

		12,578,020

Belgium — 0.9%
KBC Bancassurance Holding	40,110	1,723,332

Brazil — 0.7%
Cyrela Brazil Realty SA	88,281	1,242,323

Denmark — 1.7%
Carlsberg A/S	41,689	3,068,921

Finland — 2.6%
KCI Konecranes Oyj	66,770	1,822,500
Nokia Oyj	225,259	2,912,594

		4,735,094

France — 9.4%
BNP Paribas SA	47,198	3,743,649
Electricite de France SA	52,245	3,105,091
European Aeronautic Defense and Space Co.	105,943	2,129,573
Sanofi-Aventis	58,872	4,629,857
Vinci SA	67,799	3,815,119

		17,423,289

Germany — 11.9%
Allianz AG Registered Shares	23,377	2,897,811
Bayer AG	50,616	4,050,469
Deutsche Lufthansa AG	139,770	2,360,115
Deutsche Post AG	178,196	3,443,956
E.ON AG	109,575	4,599,305
HeidelbergCement AG	42,002	2,905,773
MAN SE	22,943	1,780,196

		22,037,625

Greece — 0.9%
EFG Eurobank Ergasias SA (a)	156,781	1,752,148

Hong Kong — 2.8%
China Construction Bank, Class H	2,201,000	1,879,975
Hutchison Whampoa Ltd.	489,000	3,345,670

		5,225,645

Hungary — 0.6%
OTP Bank Nyrt.	37,548	1,075,728

Italy — 4.2%
Eni SpA	194,408	4,950,751
Fiat SpA	190,025	2,780,815

		7,731,566

Japan — 22.5%
Fuji Media Holdings, Inc.	702	972,678
Fuji Photo Film Co., Ltd.	124,700	3,766,023
Honda Motor Co., Ltd.	134,100	4,549,839
JFE Holdings, Inc.	46,500	1,838,091
Japan Prime Realty Investment Corp.	107	222,333
Komatsu Ltd.	135,000	2,826,113
Mazda Motor Corp.	947,000	2,177,557
Mitsubishi Corp.	166,000	4,134,826
Mitsubishi UFJ Financial Group, Inc.	190,600	938,855
Mitsui Chemicals, Inc.	605,000	1,566,526
Nomura Holdings, Inc.	498,200	3,704,951
Seven & I Holdings Co., Ltd.	82,800	1,690,647
Sony Corp.	98,900	2,875,198
Sumitomo Electric Industries Ltd.	283,900	3,536,225
Sumitomo Mitsui Financial Group, Inc.	59,400	1,704,506
TDK Corp.	51,100	3,122,848
Tokio Marine Holdings, Inc.	67,300	1,836,563

		41,463,779

Netherlands — 4.1%
ING Groep NV CVA	375,501	3,616,217
Koninklijke Ahold NV	298,934	3,960,479

		7,576,696

Norway — 1.8%
Statoil ASA	134,566	3,356,025

Russia — 1.1%
OAO Gazprom — ADR	78,270	1,995,885

Switzerland — 8.7%
Nestle SA Registered Shares	121,376	5,890,818
Novartis AG Registered Shares	104,618	5,713,110
Petroplus Holdings AG	76,745	1,404,043
Swiss Reinsurance Co. Registered Shares	63,666	3,049,897

		16,057,868

United Kingdom — 15.2%
BHP Billiton Plc	65,682	2,093,938
BP Plc	755,027	7,290,660
BT Group Plc	1,449,597	3,156,971
Cookson Group Plc	55,973	378,674
HSBC Holdings Plc	653,557	7,455,989
United Business Media Ltd.	409,478	3,056,931
Vodafone Group Plc	2,009,016	4,652,293

		28,085,456

Total Common Stocks — 95.9%		177,129,400

Structured Notes

India — 1.8%
Morgan Stanley BV (Rolta India Ltd.), due 5/26/14	139,126	584,371
Deutsche Bank AG (Axis Bank), due 8/17/17 (a)	87,654	1,849,692
UBS AG (Unitech Ltd.) due 6/16/11	493,853	873,552

		3,307,615

Total Structured Notes — 1.8%		3,307,615

Total Long-Term Investments (Cost — $165,856,414) — 97.7%		180,437,015

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	JPY	Japanese Yen
HKD	Hong Kong Dollar	GBP	British Pound
EUR	Euro	USD	US Dollar

See Notes to Financial Statements.

6

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares		Value

Money Market Funds — 1.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (b)(c)		3,092,060	$3,092,060

	Par
Time Deposits	(000)

Euro — 0.1%
Brown Brothers Harriman & Co., 0.09%, 1/04/09	EUR	85	122,033

Total Short-Term Securities (Cost — $3,214,093) — 1.7%			3,214,093

Total Investments (Cost — $169,070,507*) — 99.4%			183,651,108

Other Assets Less Liabilities — 0.6%			1,062,195

Net Assets — 100.0%			$184,713,303

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$171,623,521

Gross unrealized appreciation	$19,166,774
Gross unrealized depreciation	(7,139,187)

Net unrealized appreciation	$12,027,587

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$3,092,060	$3,630
BlackRock Liquidity Series, LLC Cash Sweep Series	$(1,581,574)	$2,472

(c)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of December 31, 2009 were as follows:

				Unrealized
Currency	Currency		Settlement	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

USD 8,132	GBP 5,087	Citibank NA	1/04/10	$(85)
USD 136,891	GBP 86,214	State Street Bank and Trust Co.	1/04/10	(2,359)
USD 23,820	HKD 184,722	State Street Bank and Trust Co.	1/04/10	(6)
USD 83,456	GBP 51,878	State Street Bank and Trust Co.	1/05/10	(335)
USD 92,441	HKD 716,891	State Street Bank and Trust Co.	1/05/10	(24)
USD 3,418	GBP 2,108	State Street Bank and Trust Co.	1/06/10	14
EUR 744,310	USD 1,097,000	JP Morgan Chase Bank NA	3/12/10	(30,110)
GBP 7,203,113	USD 11,689,860	JP Morgan Chase Bank NA	3/12/10	(60,450)
USD 4,402,000	EUR 2,994,313	State Street Bank and Trust Co.	3/12/10	109,968
USD 4,839,500	JPY 434,441,431	Goldman Sachs & Co.	3/12/10	173,181
USD 3,123,380	JPY 275,517,723	Citibank NA	3/12/10	164,054

Total				$353,848

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

7

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund

Schedule of Investments December 31, 2009 (concluded)

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1
Long-Term Investments:
Common Stocks
Brazil	$1,242,323
Russia	1,995,885
Short-Term Securities	3,092,060

Total Level 1	6,330,268

Level 2
Long-Term Investments:
Common Stocks
Australia	12,578,020
Belgium	1,723,332
Denmark	3,068,921
Finland	4,735,094
France	17,423,289
Germany	22,037,625
Greece	1,752,148
Hong Kong	5,225,645
Hungary	1,075,728
Italy	7,731,566
Japan	41,463,779
Netherlands	7,576,696
Norway	3,356,025
Switzerland	16,057,868
United Kingdom	28,085,456
Structured Notes
India	3,307,615
Short-Term Securities	122,033

Total Level 2	177,320,840

Total Level 3	—

Total	$183,651,108

Valuation	Other Financial
Inputs	Instruments[1]

	Assets	Liabilities

Level 1	—	—
Level 2	$447,217	$(93,369)
Level 3	—	—

Total	$447,217	$(93,369)

[1]	Other financial instruments are foreign currency exchange contracts which are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in
Securities

Balance, as of December 31, 2008	$9
Accrued discounts/premiums	—
Realized gain (loss)	(5,407,716)
Change in unrealized appreciation/depreciation[2]	5,407,707
Net purchases (sales)	—
Net transfers in/out of Level 3	—

Balance, as of December 31, 2009	—

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations.

See Notes to Financial Statements.

8

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Statement of Assets and Liabilities December 31, 2009

Assets:
Investments at value—unaffiliated (cost—$165,978,447)	$180,559,048
Investments at value—affiliated (cost—$3,092,060)	3,092,060
Unrealized appreciation on foreign currency exchange contracts	447,217
Investments sold receivable	1,271,240
Dividends receivable	1,035,367
Capital shares sold receivable	42,479
Prepaid expenses	34,086

Total assets	186,481,497

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	93,369
Investments purchased payable	920,287
Capital shares redeemed payable	593,975
Investment advisory fees payable	118,064
Other affiliates payable	791
Officer’s and Directors’ fees payable	65
Other accrued expenses payable	41,643

Total liabilities	1,768,194

Net Assets	$184,713,303

Net Assets Consist of:
Paid-in capital	$227,119,957
Undistributed net investment income	85,388
Accumulated net realized loss	(57,468,632)
Net unrealized appreciation/depreciation	14,976,590

Net Assets	$184,713,303

Net Asset Value:
Class I—Based on net assets of $184,713,303 and 20,394,896 shares outstanding, 100 million shares authorized, $0.10 par value	$9.06

See Notes to Financial Statements.

9

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Statement of Operations Year Ended December 31, 2009

Investment Income:
Dividends	$4,724,388
Foreign taxes withheld	(450,510)
Income—affiliated	6,102
Interest	558

Total income	4,280,538

Expenses:
Investment advisory	1,096,136
Custodian	75,258
Accounting services	47,219
Professional	44,778
Printing	22,901
Officer and Directors	19,647
Transfer agent	5,000
Miscellaneous	26,977

Total expenses	1,337,916
Less fees waived by advisor	(1,001)

Total expenses after fees waived	1,336,915

Net investment income	2,943,623

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	(1,103,030)
Financial futures contracts	(568,481)
Foreign currency transactions	(4,521)

(1,676,032)

Net change in net unrealized appreciation/depreciation on:
Investments	33,574,055
Foreign currency transactions	766,241

34,340,296

Total realized and unrealized gain	32,664,264

Net Increase in Net Assets Resulting from Operations	$35,607,887

See Notes to Financial Statements.

10

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2009	2008

Operations:
Net investment income	$2,943,623	$6,597,907
Net realized loss	(1,676,032)	(52,264,149)
Net change in unrealized appreciation/depreciation	34,340,296	(84,960,601)

Net increase (decrease) in net assets resulting from operations	35,607,887	(130,626,843)

Dividends and Distributions to Shareholders From:
Net investment income	(3,551,972)	(6,499,995)
Net realized gain	—	(12,622,455)

Decrease in net assets resulting from dividends and distributions to shareholders	(3,551,972)	(19,122,450)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	15,602,983	(60,494,903)

Net Assets:
Total increase (decrease) in net assets	47,658,898	(210,244,196)
Beginning of year	137,054,405	347,298,601

End of year	$184,713,303	$137,054,405

Undistributed net investment income	$85,388	$541,670

See Notes to Financial Statements.

11

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2009	2008	2007	2006		2005

Per Share Operating Performance:
Net asset value, beginning of year	$7.11	$14.38	$16.80	$14.86		$13.67

Net investment income[1]	0.16	0.31	0.34	0.42		0.35
Net realized and unrealized gain (loss)	1.97	(6.43)	1.42	3.73		1.24

Net increase (decrease) from investment operations	2.13	(6.12)	1.76	4.15		1.59

Dividends and distributions from:
Net investment income	(0.18)	(0.39)	(0.50)	(0.60)		(0.40)
Net realized gain	—	(0.76)	(3.68)	(1.61)		—

Total dividends and distributions	(0.18)	(1.15)	(4.18)	(2.21)		(0.40)

Net asset value, end of year	$9.06	$7.11	$14.38	$16.80		$14.86

Total Investment Return:[2]
Based on net asset value	29.97%	(42.49)%	10.34%	27.91%	[3]	11.68%	[4]

Ratios to Average Net Assets:
Total expenses	0.92%	0.91%	0.87%	0.87%		0.88%

Total expenses after fees waived	0.91%	0.91%	0.87%	0.87%		0.70%

Net investment income	2.01%	2.71%	1.91%	2.49%		2.30%

Supplemental Data:
Net assets, end of year (000)	$184,713	$137,054	$347,299	$405,486		$356,277

Portfolio turnover	199%	118%	79%	62%		78%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	The previous investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the total investment return by 0.13%.

[4]	The previous investment advisor reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.

See Notes to Financial Statements.

12

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock International Value V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Fund are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts and financial futures contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at

13

least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

Dividends and Distributions:  Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2.  Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Fund may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Fund and its counterparties. The ISDA Master Agreement allows the Fund to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

14

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Fund may purchase or sell financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Derivative Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of
December 31, 2009

	Asset Derivatives
	Statement of Assets and
	Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$447,217

	Liability Derivatives
	Statement of Assets and
	Liabilities Location	Value

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$93,369

The Effect of Derivative Instruments on the
Statement of Operations
Year Ended December 31, 2009

	Net Realized Gain (Loss) from
	Financial	Foreign Currency
	Futures Contracts	Transactions

Foreign currency exchange contracts	—	$644,405

Equity contracts	$(568,481)	—

Net Change in Unrealized
Appreciation/Depreciation on
Foreign Currency
Transactions

Foreign currency exchange contracts	$730,018

For the year ended December 31, 2009, the average derivative activity was as follows:

Foreign currency exchange contracts:

Average number of contracts	15

Average US dollar amount	$29,223,892

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

15

For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.75% of the average daily value of the Fund’s net assets.

The Manager has entered into a separate sub-advisory agreement with BlackRock International Limited, an affiliate of the Manager, under which the Manager pays the sub-advisor for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding interest, taxes, brokerage fees and commissions, and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2009, the Fund reimbursed the Manager $2,544 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company has entered into a Distribution Agreement with BlackRock Investments, LLC, which is an affiliate of BlackRock.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Transfer agency fees are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of the Fund, check writing, anti-money laundering services and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2009 were $295,643,940 and $281,756,805, respectively.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended December 31, 2009.

6.  Income Tax Information:

Reclassification:  Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2009 attributable to foreign currency transactions and the sale of stock of passive foreign

16

investment companies were reclassified to the following accounts:

Undistributed net investment income	$152,067

Accumulated net realized loss	$(152,067)

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/2009	12/31/2008

Distributions paid from:

Ordinary income	$3,551,972	$10,065,784

Long-term capital gains	—	9,056,666

Total distributions	$3,551,972	$19,122,450

As of December 31, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$495,566

Capital loss carryforwards	(54,971,918)

Net unrealized gains*	12,069,698

Total	$(42,406,654)

*	The differences between book-basis and tax-basis net unrealized gains are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the realization of unrealized gains on investments in passive foreign investment companies.

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$28,933,559

2017	26,038,359

Total	$54,971,918

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Please see the Schedule of Investments for concentrations in specific countries.

As of December 31, 2009, the Fund had the following industry classifications:

Percent of
Long-Term
Industry	Investments

Commercial Banks	11%

Oil, Gas & Consumable Fuels	10

Pharmaceuticals	8

Insurance	6

Automobiles	5

Other*	60

*	All other industries held were each less than 5% of long-term investments.

8.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	4,212,334	$37,996,280

Shares issued to shareholders in reinvestment of dividends	395,021	3,551,972

Total issued	4,607,355	41,548,252

Shares redeemed	(3,484,186)	(25,945,269)

Net increase	1,123,169	$15,602,983

Class I Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	169,677	$1,784,226

Shares issued to shareholders in reinvestment of dividends and distributions	2,704,731	19,122,450

Total issued	2,874,408	20,906,676

Shares redeemed	(7,761,961)	(81,401,579)

Net decrease	(4,887,553)	$(60,494,903)

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 23, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

17

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock International Value V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock International Value V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 23, 2010

18

BlackRock Large Cap Core V.I. Fund

Annual Report
December 31, 2009

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed the benchmark Russell 1000 Index for the 12-month period.

What factors influenced performance?

•	On the whole, our high-quality bias was a hindrance in a market that experienced a dramatic reversal of risk aversion. The market favored lower-quality, higher-beta stocks, a segment of the market in which the Fund is underweight.

•	From a sector perspective, stock selection within consumer discretionary was the largest detractor. Our bias for higher-quality companies hurt during a period when the market rewarded lower-quality, more cyclically-leveraged consumer companies. In addition, we continue to be underweight in many of the financial companies that rallied during the year; this, too, had a negative impact on the Fund’s relative performance. Nevertheless, there is still much uncertainty around loan loss provisions and the future business model to justify anything more than an underweight position in financials.

•	The largest individual detractors to performance were Capital One Financial Corp., Tesoro Corp., Apollo Group, Inc., Sunoco, Inc., The AES Corp., Biogen Idec, Inc. and Darden Restaurants, Inc. Underweights in Apple, Inc. and Google, Inc. also hindered performance.

•	On the positive side, stock selection in industrials was the largest contributor to performance. In particular, we favor aerospace and defense companies which have good visibility on future earnings. An underweight in consumer staples was modestly helpful as well. At current valuations, we are not willing to overpay for the perceived defensiveness of staples companies, many of which face the challenges of managing price versus input costs in a volatile commodity price and recessionary environment.

•	The largest individual contributors to performance were Western Digital Corp., Schering-Plough Corp., Nabors Industries Ltd., R.R. Donnelley & Sons Co., Noble Corp., Anadarko Petroleum Corp., Lennar Corp., Oshkosh Corp. and National Semiconductor Corp. An underweight in Citigroup, Inc. was also helpful.

Describe recent portfolio activity.

•	During the annual period, we increased exposure to telecommunication services, utilities and materials, and we reduced exposure to energy and industrials.

•	The largest purchases within the Fund were Microsoft Corp., Philip Morris International, Inc., Verizon Communications, Inc., Oracle Corp. and AT&T Inc. The largest sales included Exxon Mobil Corp., Pfizer, Inc., Chevron Corp., Anadarko Petroleum Corp. and Wal-Mart Stores, Inc.

Describe Fund positioning at period end.

•	As of December 31, 2009, the Fund was overweight relative to the benchmark in health care, energy and materials, and underweight in financials, consumer staples and industrials.

•	Looking forward, we believe that a gradually improving global economy, coupled with the likelihood of rising interest rates, creates an environment where equities will outperform Treasuries and cash. Economic growth in the US and the rest of the developed world is likely to be above trend, but well below the typical recovery after a recession. Consumers still have a prolonged period of deleveraging to work through since household debt remains high. We expect the cyclical bull market that began last March to continue. While the economic and earnings backdrop will likely remain uneven, it should provide enough of a solid base for stocks to make modest gains in 2010. We would not be surprised to see some sort of corrective action or period of consolidation at any point, particularly given the strong advance of stocks over the past nine months. However, we remain cautiously optimistic and would view these as buying opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund, under normal circumstances, invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks of large cap companies included at the time of purchase in the Russell 1000 Index.

[2]	Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]	This unmanaged index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Performance Summary as of December 31, 2009

	6-Month	Average Annual Total Returns
	Total Returns	1 Year		5 Years		10 Years

Class I Shares[4]	22.04%	22.54%		1.10%		1.18%

Class II Shares[4]	21.93	22.35		0.97		1.04	[5]

Class III Shares[4]	21.83	22.15	[5]	0.83	[5]	0.92	[5]

Russell 1000 Index	23.11	28.43		0.79		(0.49)

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b–1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results.

3

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Fund Information as of December 31, 2009

Percent of
Sector Allocation	Long-Term Investments

Information Technology	19%
Health Care	19
Energy	17
Consumer Discretionary	11
Industrials	8
Consumer Staples	6
Materials	6
Financials	6
Telecommunications Services	4
Utilities	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	July 1, 2009	December 31, 2009	During the Period[1]	July 1, 2009	December 31, 2009	During the Period[1]

Class I	$1,000	$1,220.40	$3.41	$1,000	$1,022.12	$3.11

Class II	$1,000	$1,219.30	$4.25	$1,000	$1,021.37	$3.87

Class III	$1,000	$1,218.30	$4.86	$1,000	$1,020.81	$4.43

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61% for Class I, 0.76% for Class II and 0.87% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

5

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 3.5%
Lockheed Martin Corp.	43,000	$3,240,050
Northrop Grumman Corp.	54,000	3,015,900
Raytheon Co.	58,000	2,988,160

		9,244,110

Beverages — 0.2%
The Coca-Cola Co.	11,000	627,000

Biotechnology — 1.5%
Amgen, Inc. (a)	71,000	4,016,470

Capital Markets — 1.7%
The Goldman Sachs Group, Inc.	27,000	4,558,680

Chemicals — 1.7%
CF Industries Holdings, Inc. (b)	30,000	2,723,400
Eastman Chemical Co.	16,000	963,840
Lubrizol Corp.	10,000	729,500

		4,416,740

Commercial Banks — 0.2%
Wells Fargo & Co.	19,000	512,810

Commercial Services & Supplies — 1.1%
R.R. Donnelley & Sons Co.	125,000	2,783,750

Communications Equipment — 0.3%
Cisco Systems, Inc. (a)	33,000	790,020

Computers & Peripherals — 4.5%
Apple, Inc. (a)	9,000	1,897,740
Hewlett-Packard Co.	7,000	360,570
International Business Machines Corp.	51,000	6,675,900
Western Digital Corp. (a)	64,000	2,825,600

		11,759,810

Construction & Engineering — 0.7%
URS Corp. (a)	38,000	1,691,760

Containers & Packaging — 2.2%
Ball Corp.	17,000	878,900
Bemis Co.	86,000	2,549,900
Crown Holdings, Inc. (a)	94,000	2,404,520

		5,833,320

Diversified Consumer Services — 0.1%
Service Corp. International	43,000	352,170

Diversified Financial Services — 0.6%
Bank of America Corp.	31,000	466,860
JPMorgan Chase & Co.	26,000	1,083,420

		1,550,280

Diversified Telecommunication Services — 4.3%
AT&T Inc.	232,000	6,502,960
Verizon Communications, Inc.	144,000	4,770,720

		11,273,680

Electric Utilities — 1.1%
Edison International	79,000	2,747,620

Energy Equipment & Services — 7.2%
Atwood Oceanics, Inc. (a)	18,000	645,300
Diamond Offshore Drilling, Inc. (b)	27,000	2,657,340
ENSCO International Plc — ADR	62,000	2,476,280
FMC Technologies, Inc. (a)	48,000	2,776,320
Nabors Industries Ltd. (a)	122,000	2,670,580
National Oilwell Varco, Inc.	70,000	3,086,300
Oceaneering International, Inc. (a)	15,000	877,800
Pride International, Inc. (a)	85,000	2,712,350
Rowan Cos., Inc.	34,000	769,760

		18,672,030

Food & Staples Retailing — 0.1%
Wal-Mart Stores, Inc.	7,000	374,150

Food Products — 0.1%
Archer-Daniels-Midland Co.	12,000	375,720

Health Care Equipment & Supplies — 0.6%
Hospira, Inc. (a)	30,000	1,530,000

Health Care Providers & Services — 11.6%
Aetna, Inc.	89,000	2,821,300
AmerisourceBergen Corp.	115,000	2,998,050
Cardinal Health, Inc.	89,000	2,869,360
Health Management Associates, Inc.,
Class A (a)(b)	281,000	2,042,870
Humana, Inc. (a)	55,000	2,413,950
McKesson Corp.	50,000	3,125,000
Medco Health Solutions, Inc. (a)	54,000	3,451,140
Quest Diagnostics, Inc.	48,000	2,898,240
Tenet Healthcare Corp. (a)	161,000	867,790
UnitedHealth Group, Inc.	118,000	3,596,640
WellPoint, Inc. (a)	55,000	3,205,950

		30,290,290

Household Durables — 0.8%
Garmin Ltd. (b)	70,000	2,149,000

Household Products — 1.9%
Kimberly-Clark Corp.	49,000	3,121,790
The Procter & Gamble Co.	29,000	1,758,270

		4,880,060

IT Services — 4.9%
Amdocs Ltd. (a)	95,000	2,710,350
Cognizant Technology Solutions Corp. (a)	64,000	2,899,200
DST Systems, Inc. (a)	43,000	1,872,650
Fiserv, Inc. (a)	53,000	2,569,440
The Western Union Co.	143,000	2,695,550

		12,747,190

Independent Power Producers & Energy Traders — 1.8%
The AES Corp. (a)	192,000	2,555,520
NRG Energy, Inc. (a)(b)	93,000	2,195,730

		4,751,250

Industrial Conglomerates — 0.6%
General Electric Co.	103,000	1,558,390

Insurance — 3.0%
Chubb Corp.	58,000	2,852,440
HCC Insurance Holdings, Inc.	26,000	727,220
The Travelers Cos., Inc.	62,000	3,091,320
UnumProvident Corp.	54,000	1,054,080

		7,725,060

Portfolio Abbreviation
ADR     American Depositary Receipts

See Notes to Financial Statements.

6

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Internet Software & Services — 0.7%
Google, Inc., Class A (a)	1,000	$619,980
WebMD Health Corp., Class A (a)	29,774	1,146,001

		1,765,981

Machinery — 2.5%
Eaton Corp.	7,000	445,340
Flowserve Corp.	22,000	2,079,660
Joy Global, Inc. (b)	50,000	2,579,500
Timken Co.	34,000	806,140
Trinity Industries, Inc.	28,000	488,320

		6,398,960

Media — 0.3%
Viacom, Inc., Class B (a)	23,000	683,790

Metals & Mining — 1.1%
Walter Industries, Inc.	38,000	2,861,780

Multi-Utilities — 1.0%
CMS Energy Corp.	171,000	2,677,860

Multiline Retail — 4.3%
JCPenney Co., Inc.	74,000	1,969,140
Macy’s, Inc.	170,000	2,849,200
Nordstrom, Inc.	75,000	2,818,500
Target Corp.	74,000	3,579,380

		11,216,220

Oil, Gas & Consumable Fuels — 9.6%
Chevron Corp.	16,000	1,231,840
ConocoPhillips	84,000	4,289,880
Exxon Mobil Corp.	78,000	5,318,820
Marathon Oil Corp.	100,000	3,122,000
Peabody Energy Corp.	62,000	2,803,020
Tesoro Corp.	160,000	2,168,000
Williams Cos., Inc.	139,000	2,930,120
XTO Energy, Inc.	69,000	3,210,570

		25,074,250

Paper & Forest Products — 1.1%
International Paper Co.	110,000	2,945,800

Personal Products — 1.0%
The Estée Lauder Cos., Inc., Class A	55,000	2,659,800

Pharmaceuticals — 5.0%
Forest Laboratories, Inc. (a)	80,000	2,568,800
Johnson & Johnson	105,000	6,763,050
Mylan, Inc. (a)(b)	147,000	2,709,210
Pfizer, Inc.	53,000	964,070

		13,005,130

Semiconductors & Semiconductor Equipment — 1.3%
Texas Instruments, Inc.	125,000	3,257,500

Software — 7.5%
BMC Software, Inc. (a)	69,000	2,766,900
CA, Inc.	122,000	2,740,120
Microsoft Corp.	275,000	8,384,750
Oracle Corp.	196,000	4,809,840
Sybase, Inc. (a)	18,000	781,200

		19,482,810

Specialty Retail — 5.1%
Advance Auto Parts, Inc.	66,000	2,671,680
The Gap, Inc.	139,000	2,912,050
Limited Brands, Inc.	97,000	1,866,280
Ross Stores, Inc.	65,000	2,776,150
TJX Cos., Inc.	81,000	2,960,550

		13,186,710

Tobacco — 2.9%
Lorillard, Inc.	36,000	2,888,280
Philip Morris International, Inc.	98,000	4,722,620

		7,610,900

Total Long-Term Investments (Cost — $232,591,797) — 99.7%		260,038,851

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(d)	570,264	570,264

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)	$11,419	11,419,200

Total Short-Term Securities (Cost — $11,989,464) — 4.6%		11,989,464

Total Investments (Cost — $244,581,261*) — 104.3%		272,028,315
Liabilities in Excess of Other Assets — (4.3)%		(11,146,116)

Net Assets — 100.0%		$260,882,199

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$252,451,112

Gross unrealized appreciation	$28,684,825
Gross unrealized depreciation	(9,107,622)

Net unrealized appreciation	$19,577,203

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$570,264	$969
BlackRock Liquidity Series, LLC Money Market Series	$9,019,200	$67,974

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from securities loans.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

7

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Schedule of Investments December 31, 2009 (concluded)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

Assets
Level 1
Long-Term Investments[1]	$260,038,851
Short-Term Securities	570,264

Total Level 1	260,609,115

Level 2—Short-Term Securities	11,419,200
Level 3	—

Total	$272,028,315

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

8

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Statement of Assets and Liabilities December 31, 2009

Assets:
Investments at value—unaffiliated (including securities loaned of $10,947,586) (cost—$232,591,797)	$260,038,851
Investments at value—affiliated (cost—$11,989,464)	11,989,464
Foreign currency at value (cost—$371)	375
Dividends receivable	222,053
Capital shares sold receivable	37,744
Prepaid expenses	37,795
Securities lending income receivable—affiliated	1,688
Other assets	294,185

Total assets	272,622,155

Liabilities:
Collateral at value—securities loaned	11,419,200
Capital shares redeemed payable	159,296
Investment advisory fees payable	109,920
Distribution fees payable	5,945
Other affiliates payable	1,200
Officer’s and Directors’ fees payable	349
Other accrued expenses payable	44,046

Total liabilities	11,739,956

Net Assets	$260,882,199

Net Assets Consist of:
Paid-in capital	$324,588,185
Undistributed net investment income	198,904
Accumulated net realized loss	(91,351,948)
Net unrealized appreciation/depreciation	27,447,058

Net Assets	$260,882,199

Net Asset Value:
Class I—Based on net assets of $228,899,827 and 10,880,919 shares outstanding, 200 million shares authorized, $0.10 par value	$21.04

Class II—Based on net assets of $6,175,962 and 293,401 shares outstanding, 100 million shares authorized, $0.10 par value	$21.05

Class III—Based on net assets of $25,806,410 and 1,228,614 shares outstanding, 100 million shares authorized, $0.10 par value	$21.00

See Notes to Financial Statements.

9

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Statement of Operations Year Ended December 31, 2009

Investment Income:
Dividends	$4,576,404
Securities lending—affiliated	67,974
Income—affiliated	969

Total income	4,645,347

Expenses:
Investment advisory	1,143,334
Accounting services	81,730
Professional	70,992
Custodian	37,816
Printing	34,057
Distribution—Class II	4,945
Distribution—Class III	27,466
Officer and Directors	22,480
Transfer agent—Class I	4,697
Transfer agent—Class II	71
Transfer agent—Class III	233
Miscellaneous	18,841

Total expenses	1,446,662
Less fees waived by advisor	(227)

Total expenses after fees waived	1,446,435

Net investment income	3,198,912

Realized and Unrealized Gain (Loss):
Net realized loss from investments	(32,317,619)

Net change in unrealized appreciation/depreciation on:
Investments	77,232,274
Foreign currency transactions	9

77,232,283

Total realized and unrealized gain	44,914,664

Net Increase in Net Assets Resulting from Operations	$48,113,576

See Notes to Financial Statements.

10

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2009	2008

Operations:
Net investment income	$3,198,912	$3,890,840
Net realized loss	(32,317,619)	(56,642,653)
Net change in unrealized appreciation/depreciation	77,232,283	(113,041,258)

Net increase (decrease) in net assets resulting from operations	48,113,576	(165,793,071)

Dividends and Distributions to Shareholders From:
Net investment income:
Class I	(2,787,644)	(3,777,434)
Class II	(67,890)	(22,560)
Class III	(279,988)	—
Net realized gain:
Class I	—	(6,496,601)
Class II	—	(47,379)
Class III	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(3,135,522)	(10,343,974)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(10,922,132)	(77,478,234)

Net Assets:
Total increase (decrease) in net assets	34,055,922	(253,615,279)
Beginning of year	226,826,277	480,441,556

End of year	$260,882,199	$226,826,277

Undistributed net investment income	$198,904	$135,514

See Notes to Financial Statements.

11

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$17.38	$29.75	$32.17	$31.69	$29.38

Net investment income[1]	0.26	0.27	0.31	0.30	0.19
Net realized and unrealized gain (loss)	3.66	(11.80)	2.41	4.34	3.68

Net increase (decrease) from investment operations	3.92	(11.53)	2.72	4.64	3.87

Dividends and distributions from:
Net investment income	(0.26)	(0.31)	(0.34)	(0.32)	(0.20)
Net realized gain	—	(0.53)	(4.80)	(3.84)	(1.36)

Total dividends and distributions	(0.26)	(0.84)	(5.14)	(4.16)	(1.56)

Net asset value, end of year	$21.04	$17.38	$29.75	$32.17	$31.69

Total Investment Return:[2]
Based on net asset value	22.54%	(38.75%)	8.34%	14.74%	13.20%

Ratios to Average Net Assets:
Total expenses	0.62%	0.60%	0.55%	0.53%	0.54%

Total expenses after fees waived	0.62%	0.60%	0.55%	0.53%	0.54%

Net investment income	1.42%	1.12%	0.91%	0.91%	0.62%

Supplemental Data:
Net assets, end of year (000)	$228,900	$225,183	$476,467	$537,525	$538,794

Portfolio turnover	165%	104%	72%	72%	75%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$17.40	$29.74	$32.18	$31.69	$29.38

Net investment income[1]	0.23	0.21	0.24	0.25	0.16
Net realized and unrealized gain (loss)	3.66	(11.77)	2.42	4.35	3.69

Net increase (decrease) from investment operations	3.89	(11.56)	2.66	4.60	3.85

Dividends and distributions from:
Net investment income	(0.24)	(0.25)	(0.30)	(0.27)	(0.18)
Net realized gain	—	(0.53)	(4.80)	(3.84)	(1.36)

Total dividends and distributions	(0.24)	(0.78)	(5.10)	(4.11)	(1.54)

Net asset value, end of year	$21.05	$17.40	$29.74	$32.18	$31.69

Total Investment Return:[2]
Based on net asset value	22.35%	(38.85%)	8.16%	14.61%	13.13%

Ratios to Average Net Assets:
Total expenses	0.77%	0.74%	0.71%	0.68%	0.69%

Total expenses after fees waived	0.77%	0.74%	0.71%	0.68%	0.69%

Net investment income	1.20%	0.84%	0.72%	0.75%	0.53%

Supplemental Data:
Net assets, end of year (000)	$6,176	$1,644	$3,974	$1,973	$2,025

Portfolio turnover	165%	104%	72%	72%	75%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

13

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Financial Highlights (concluded)

	Class III
	Period						Period
	January 27, 2009[1]		Year Ended December 31,				September 30, 2004[3]
	to December 31, 2009		2007[2]		2006	2005	to December 31, 2004

Per Share Operating Performance:
Net asset value, beginning of period	$16.75		$32.23		$31.76	$29.38	$26.07

Net investment income[4]	0.21		0.23		0.28	0.20	0.12
Net realized and unrealized gain	4.28		2.42		4.35	3.74	3.43

Net increase from investment operations	4.49		2.65		4.63	3.94	3.55

Dividends and distributions from:
Net investment income	(0.24)		(0.25)		(0.32)	(0.20)	(0.24)
Net realized gain	—		(4.80)		(3.84)	(1.36)	—

Total dividends and distributions	(0.24)		(5.05)		(4.16)	(1.56)	(0.24)

Net asset value, end of period	$21.00		$29.83		$32.23	$31.76	$29.38

Total Investment Return:[5]
Based on net asset value	26.77%	[6]	8.12%		14.68%	13.43%	13.61%	[6]

Ratios to Average Net Assets:
Total expenses	0.87%	[7]	0.76%		0.60%	0.54%	0.53%	[7]

Total expenses after fees waived	0.87%	[7]	0.76%		0.60%	0.54%	0.53%	[7]

Net investment income	1.10%	[7]	0.68%		0.85%	0.67%	1.70%	[7]

Supplemental Data:
Net assets, end of period (000)	$25,806		—	[2]	$1	$1	$1

Portfolio turnover	165%		72%		72%	75%	131%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of December 31, 2007 and during the year January 1, 2008 through December 31, 2008.

[3]	Commencement of operations.

[4]	Based on average shares outstanding.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

14

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Large Cap Core V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. The Money Market Series’ investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Fund are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains

15

and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives income on the loaned securities but does not receive the income on the collateral. The Fund may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

16

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based upon the average daily value of the Fund’s average daily net assets at the following rates: 0.500% of the Fund’s average daily net assets not exceeding $250 million; 0.450% of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.400% of average daily net assets in excess of $400 million.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II and Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2009, the Fund reimbursed the Manager $4,252 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company has entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.15% and 0.25% based upon the average daily net assets of Class II and Class III, respectively.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services and customer identification services.

The Company has received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM, on behalf of the Fund, may invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2009, BIM received $16,956 in securities lending agent fees.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2009 were $375,949,353 and $387,305,755, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may borrow under the credit agreement to fund

17

shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended December 31, 2009.

5.  Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/2009	12/31/2008

Distributions paid from:

Ordinary income	$3,135,522	$5,870,500

Long-term capital gains	—	4,473,474

Total distributions	$3,135,522	$10,343,974

As of December 31, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$198,904

Capital loss carryforwards	(82,648,918)

Net unrealized gains*	18,744,028

Total	$(63,705,986)

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$25,419,371

2017	57,229,547

Total	$82,648,918

6.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	76,774	$1,322,872

Shares issued to shareholders in reinvestment of dividends	131,901	2,787,644

Total issued	208,675	4,110,516

Shares redeemed	(2,283,679)	(41,215,312)

Net decrease	(2,075,004)	$(37,104,796)

18

Class I Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	38,590	$947,278

Shares issued to shareholders in reinvestment of dividends and distributions	598,720	10,274,035

Total issued	637,310	11,221,313

Shares redeemed	(3,696,773)	(87,705,215)

Net decrease	(3,059,463)	$(76,483,902)

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	273,372	$5,134,463

Shares issued to shareholders in reinvestment of dividends	3,197	67,890

Total issued	276,569	5,202,353

Shares redeemed	(77,611)	(1,379,380)

Net increase	198,958	$3,822,973

Class II Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	113,876	$2,845,308

Shares issued to shareholders in reinvestment of dividends and distributions	4,071	69,939

Total issued	117,947	2,915,247

Shares redeemed	(157,147)	(3,909,579)

Net decrease	(39,200)	$(994,332)

Class III Shares
Period January 27, 2009* to December 31, 2009	Shares	Amount

Shares sold	1,216,191	$22,096,034

Shares issued to shareholders in reinvestment of dividends	13,236	279,988

Total issued	1,229,427	22,376,022

Shares redeemed	(813)	(16,331)

Net increase	1,228,614	$22,359,691

*	Recommencement of operations.

8.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 23, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

19

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Core V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 23, 2010

20

BlackRock Large Cap Growth V.I. Fund

Annual Report
December 31, 2009

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed the benchmark Russell 1000 Growth Index for the 12-month period.

What factors influenced performance?

•	On the whole, the Fund’s high-quality bias was a hindrance in a market that experienced a dramatic reversal of risk aversion. Financial companies battered by the credit crisis and consumer discretionary companies burned by a fall-off in consumer spending significantly outperformed more defensive areas, such as energy, health care and staples. The market favored lower-quality, higher-beta stocks, a segment of the market in which the Fund was underweight.

•	Fund holdings in industrials and energy were particular sources of weakness during the year. Lower industrial demand for power had a negative impact on our resource-based industrial companies, many of which are highly leveraged to commodity prices—natural gas in particular. This period of weak utility and refinery capital expenditure spending—a direct result of the recession—was also a negative for many of our more traditional industrial companies. Within energy, while we maintain a positive long-term outlook on the sector, there has been ongoing concern about reduced demand caused by the economic slowdown. Energy demand is highly correlated with GDP growth expectations and, consequently, some of our energy equipment and services holdings fared poorly.

•	The largest individual detractors to performance included Apollo Group, Inc., Sunoco, Inc., ITT Educational Services, Inc., Lexmark International, Inc., Tesoro Corp., Coach, Inc. and The AES Corp. Underweights in Apple, Inc., Google, Inc. and Hewlett-Packard Co. also hindered results.

•	On the positive side, an underweight in consumer staples, particularly food and beverage related companies, was the largest contributor to performance. We are not willing to overpay for the perceived defensiveness of consumer staples companies, many of which face the challenges of managing price versus input costs in a volatile commodity price and recessionary environment. An underweight in industrials and stock selection in telecommunication services also aided returns.

•	The largest individual contributors to performance were Western Digital Corp., Sepracor, Inc., Schering-Plough Corp., Limited Brands, Inc., Marvell Technology Group Ltd., Noble Corp., United States Steel Corp. and Garmin Ltd. Underweights in Wal-Mart Stores, Inc. and PepsiCo, Inc. were also additive.

Describe recent portfolio activity.

•	During the annual period, we increased exposure to materials and utilities, and we reduced exposure to consumer discretionary, health care and energy.

•	The largest purchases within the Fund were Microsoft Corp., International Business Machines Corp, Philip Morris International, Inc., Target Corp. and Kimberly-Clark Corp. The largest sales included Exxon Mobil Corp., Hewlett-Packard Co., Occidental Petroleum Corp., Accenture Ltd. and The Procter & Gamble Co.

Describe Fund positioning at period end.

•	As of December 31, 2009, the Fund was overweight relative to the benchmark in energy, health care, utilities, materials and consumer discretionary, and underweight in consumer staples, information technology and financials.

•	Looking forward, we believe that a gradually improving global economy, coupled with the likelihood of rising interest rates, creates an environment where equities will outperform Treasuries and cash. Economic growth in the US and the rest of the developed world is likely to be above trend, but well below the typical recovery after a recession. Consumers still have a prolonged period of deleveraging to work through since household debt remains high. We expect the cyclical bull market that began last March to continue. While the economic and earnings backdrop will likely remain uneven, it should provide enough of a solid base for stocks to make modest gains in 2010. We would not be surprised to see some sort of corrective action or period of consolidation at any point, particularly given the strong advance of stocks over the past nine months. However, we remain cautiously optimistic and would view these as buying opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes have good prospects for earnings growth.

[2]	Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with higher price-to-book ratios and higher forecasted growth values.
Performance Summary as of December 31, 2009

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years[5]	10 Years[5]

Class I Shares[4]	22.09%	26.81%	(0.67)%	(2.02)%

Class III Shares[4]	21.89	26.63	(0.92)	(2.26)[6]

Russell 1000 Growth Index	23.03	37.21	1.63	(3.99)

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]	The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

3

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Fund Information as of December 31, 2009

Percent of
Sector Allocation	Long-Term Investments

Information Technology	29%
Health Care	22
Consumer Discretionary	12
Energy	11
Industrials	10
Consumer Staples	8
Materials	5
Utilities	2
Financials	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	July 1, 2009	December 31, 2009	During the Period[1]	July 1, 2009	December 31, 2009	During the Period[1]

Class I	$1,000	$1,220.90	$4.31	$1,000	$1,021.32	$3.92

Class III	$1,000	$1,218.90	$5.70	$1,000	$1,020.06	$5.19

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.77% for Class I and 1.02% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

5

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 5.1%
L-3 Communications Holdings, Inc.	20,000	$1,739,000
Lockheed Martin Corp.	34,000	2,561,900
Northrop Grumman Corp.	32,000	1,787,200
Raytheon Co.	42,000	2,163,840

		8,251,940

Biotechnology — 2.2%
Amgen, Inc. (a)	63,000	3,563,910

Capital Markets — 1.1%
The Goldman Sachs Group, Inc.	11,000	1,857,240

Chemicals — 1.1%
CF Industries Holdings, Inc.	20,000	1,815,600

Commercial Services & Supplies — 0.6%
Pitney Bowes, Inc.	42,000	955,920

Communications Equipment — 0.5%
Cisco Systems, Inc. (a)	38,000	909,720

Computers & Peripherals — 8.2%
Apple, Inc. (a)	11,000	2,319,460
International Business Machines Corp.	55,000	7,199,500
Teradata Corp. (a)	59,000	1,854,370
Western Digital Corp. (a)	47,000	2,075,050

		13,448,380

Construction & Engineering — 1.1%
URS Corp. (a)	39,000	1,736,280

Containers & Packaging — 3.1%
Ball Corp.	33,000	1,706,100
Crown Holdings, Inc. (a)	69,000	1,765,020
Pactiv Corp. (a)	68,000	1,641,520

		5,112,640

Energy Equipment & Services — 8.1%
Atwood Oceanics, Inc. (a)	47,000	1,684,950
Diamond Offshore Drilling, Inc. (b)	20,000	1,968,400
Dresser-Rand Group, Inc. (a)	13,000	410,930
ENSCO International Plc — ADR	42,000	1,677,480
FMC Technologies, Inc. (a)	35,000	2,024,400
Helmerich & Payne, Inc.	8,000	319,040
Oceaneering International, Inc. (a)	29,000	1,697,080
Pride International, Inc. (a)	59,000	1,882,690
Rowan Cos., Inc.	66,000	1,494,240

		13,159,210

Food & Staples Retailing — 0.2%
Wal-Mart Stores, Inc.	7,000	374,150

Food Products — 0.8%
Sara Lee Corp.	101,000	1,230,180

Health Care Equipment & Supplies — 1.3%
Hospira, Inc. (a)	41,000	2,091,000

Health Care Providers & Services — 15.1%
Aetna, Inc.	61,000	1,933,700
Community Health Systems, Inc. (a)	50,000	1,780,000
Health Management Associates, Inc. Class A (a)	225,000	1,635,750
Humana, Inc. (a)	41,000	1,799,490
Lincare Holdings, Inc. (a)	50,000	1,856,000
McKesson Corp.	33,000	2,062,500
Medco Health Solutions, Inc. (a)	43,000	2,748,130
Omnicare, Inc.	73,000	1,765,140
Quest Diagnostics, Inc.	34,000	2,052,920
Tenet Healthcare Corp. (a)	326,000	1,757,140
UnitedHealth Group, Inc.	56,000	1,706,880
Universal Health Services, Inc. Class B	56,000	1,708,000
WellPoint, Inc. (a)	31,000	1,806,990

		24,612,640

Health Care Technology — 1.0%
IMS Health, Inc.	81,000	1,705,860

Hotels, Restaurants & Leisure — 0.5%
Brinker International, Inc.	60,000	895,200

Household Durables — 1.1%
Garmin Ltd. (b)	57,000	1,749,900

Household Products — 1.6%
Kimberly-Clark Corp.	39,000	2,484,690
The Procter & Gamble Co.	2,000	121,260

		2,605,950

IT Services — 5.8%
Amdocs Ltd. (a)	63,000	1,797,390
Cognizant Technology Solutions Corp. (a)	48,000	2,174,400
Fiserv, Inc. (a)	36,000	1,745,280
NeuStar, Inc. Class A (a)	76,000	1,751,040
The Western Union Co.	104,000	1,960,400

		9,428,510

Independent Power Producers & Energy Traders — 2.3%
The AES Corp. (a)	132,000	1,756,920
Mirant Corp. (a)	64,000	977,280
NRG Energy, Inc. (a)	41,000	968,010

		3,702,210

Internet Software & Services — 1.8%
Google, Inc. Class A (a)	2,000	1,239,960
WebMD Health Corp. Class A (a)(b)	46,000	1,770,540

		3,010,500

Life Sciences Tools & Services — 1.1%
Millipore Corp. (a)	24,000	1,736,400

Machinery — 3.1%
Dover Corp.	32,800	1,364,808
Flowserve Corp.	8,000	756,240
Joy Global, Inc.	36,000	1,857,240
Toro Co. (b)	25,000	1,045,250

		5,023,538

Metals & Mining — 1.2%
Walter Industries, Inc.	26,000	1,958,060

Multiline Retail — 4.2%
Big Lots, Inc. (a)	61,000	1,767,780
Nordstrom, Inc.	55,000	2,066,900
Target Corp.	61,000	2,950,570

		6,785,250

Oil, Gas & Consumable Fuels — 3.9%
El Paso Corp.	171,000	1,680,930
Peabody Energy Corp.	47,000	2,124,870

Portfolio Abbreviation
ADR     American Depositary Receipts

See Notes to Financial Statements.

6

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)

Quicksilver Resources, Inc. (a)	77,000	$1,155,770
Tesoro Corp.	100,000	1,355,000

		6,316,570

Personal Products — 1.6%
The Estée Lauder Cos., Inc. Class A	40,000	1,934,400
Herbalife Ltd.	15,000	608,550

		2,542,950

Pharmaceuticals — 3.2%
Endo Pharmaceuticals Holdings, Inc. (a)	11,000	225,610
Forest Laboratories, Inc. (a)	46,600	1,496,326
Johnson & Johnson	47,000	3,027,270
Mylan, Inc. (a)	29,000	534,470

		5,283,676

Road & Rail — 1.1%
Landstar System, Inc.	46,000	1,783,420

Semiconductors & Semiconductor Equipment — 1.6%
Texas Instruments, Inc.	103,000	2,684,180

Software — 12.8%
BMC Software, Inc. (a)	50,000	2,005,000
CA, Inc.	85,000	1,909,100
Compuware Corp. (a)	154,000	1,113,420
Microsoft Corp.	300,000	9,147,000
Oracle Corp.	191,000	4,687,140
Sybase, Inc. (a)	45,000	1,953,000

		20,814,660

Specialty Retail — 6.7%
Advance Auto Parts, Inc.	46,000	1,862,080
The Gap, Inc.	99,000	2,074,050
Limited Brands, Inc.	102,000	1,962,480
RadioShack Corp.	42,000	819,000
Ross Stores, Inc.	46,000	1,964,660
TJX Cos., Inc.	61,000	2,229,550

		10,911,820

Tobacco — 4.1%
Lorillard, Inc.	26,000	2,085,980
Philip Morris International, Inc.	95,000	4,578,050

		6,664,030

Total Long-Term Investments (Cost — $149,874,319) — 107.2%		174,721,494

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(d)	562,772	$562,772

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)	$5,335	5,335,230

Total Short-Term Securities (Cost — $5,898,002) — 3.6%		5,898,002

Total Investments (Cost — $155,772,321*) — 110.8%		180,619,496
Liabilities in Excess of Other Assets — (10.8)%		(17,566,320)

Net Assets — 100.0%		$163,053,176

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$158,002,482

Gross unrealized appreciation	$24,929,696
Gross unrealized depreciation	(2,312,682)

Net unrealized appreciation	$22,617,014

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$562,772	$331
BlackRock Liquidity Series, LLC Money Market Series	$4,782,230	$16,098

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from securities loans.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

7

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Schedule of Investments December 31, 2009 (concluded)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1
Long-Term Investments[1]	$174,721,494
Short-Term Securities	562,772

Total Level 1	175,284,266

Level 2 — Short-Term Securities	5,335,230
Level 3	—

Total	$180,619,496

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

8

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Statement of Assets and Liabilities December 31, 2009

Assets:
Investments at value—unaffiliated (including securities loaned of $5,113,268) (cost—$149,874,319)	$174,721,494
Investments at value—affiliated (cost—$5,898,002)	5,898,002
Dividends receivable	121,728
Capital shares sold receivable	2,676
Securities lending income receivable—affiliated	1,808
Prepaid expenses	24,521
Other assets	69,321

Total assets	180,839,550

Liabilities:
Collateral at value—securities loaned	5,335,230
Capital shares redeemed payable	12,323,846
Investment advisory fees payable	95,911
Other affiliates payable	1,583
Distribution fees payable	685
Officer’s and Directors’ fees payable	283
Other liabilities	332
Other accrued expenses payable	28,504

Total liabilities	17,786,374

Net Assets	$163,053,176

Net Assets Consist of:
Paid-in capital	$182,994,684
Undistributed net investment income	9,937
Accumulated net realized loss	(44,798,620)
Net unrealized appreciation/depreciation	24,847,175

Net Assets	$163,053,176

Net Asset Value:
Class I—Based on net assets of $159,615,017 and 16,888,304 shares outstanding, 100 million shares authorized, $0.10 par value	$9.45

Class III—Based on net assets of $3,438,159 and 364,659 shares outstanding, 100 million shares authorized, $0.10 par value	$9.43

See Notes to Financial Statements.

9

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Statement of Operations Year Ended December 31, 2009

Investment Income:
Dividends	$1,975,293
Securities lending—affiliated	16,098
Income—affiliated	331
Interest	118

Total income	1,991,840

Expenses:
Investment advisory	921,612
Accounting services	49,712
Professional	35,308
Printing	25,570
Officer and Directors	19,494
Custodian	12,997
Registration	10,847
Distribution—Class III	7,086
Transfer agent—Class I	4,899
Transfer agent—Class III	101
Miscellaneous	14,343

Total expenses	1,101,969
Less fees waived by advisor	(84)

Total expenses after fees waived	1,101,885

Net investment income	889,955

Realized and Unrealized Gain (Loss):
Net realized loss from investments	(10,285,635)
Net change in unrealized appreciation/depreciation on investments	47,525,023

Total realized and unrealized gain	37,239,388

Net Increase in Net Assets Resulting from Operations	$38,129,343

See Notes to Financial Statements.

10

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2009	2008

Operations:
Net investment income	$889,955	$711,535
Net realized loss	(10,285,635)	(33,281,181)
Net change in unrealized appreciation/depreciation	47,525,023	(46,115,450)

Net increase (decrease) in net assets resulting from operations	38,129,343	(78,685,096)

Dividends to Shareholders From:
Net investment income:
Class I	(880,952)	(691,184)
Class III	(10,600)	(8,817)

Decrease in net assets resulting from dividends to shareholders	(891,552)	(700,001)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	11,892,234	(18,861,631)

Net Assets:
Total increase (decrease) in net assets	49,130,025	(98,246,728)
Beginning of year	113,923,151	212,169,879

End of year	$163,053,176	$113,923,151

Undistributed net investment income	$9,937	$11,534

See Notes to Financial Statements.

11

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$7.49	$12.71	$11.76	$11.00	$9.96

Net investment income[1]	0.05	0.05	0.03	0.03	0.02
Net realized and unrealized gain (loss)	1.96	(5.22)	0.96	0.76	1.04

Net increase (decrease) from investment operations	2.01	(5.17)	0.99	0.79	1.06

Dividends from net investment income	(0.05)	(0.05)	(0.04)	(0.03)	(0.02)

Net asset value, end of year	$9.45	$7.49	$12.71	$11.76	$11.00

Total Investment Return:[2]
Based on net asset value	26.81%	(40.70%)	8.39%	7.21%	10.64%

Ratios to Average Net Assets:
Total expenses	0.77%	0.79%	0.76%	0.76%	0.77%

Total expenses after fees waived	0.77%	0.79%	0.76%	0.76%	0.60%

Net investment income	0.63%	0.45%	0.28%	0.30%	0.20%

Supplemental Data:
Net assets, end of year (000)	$159,615	$111,216	$208,573	$215,808	$205,406

Portfolio turnover	167%	139%	86%	116%	105%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2009	2008	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of year	$7.47	$12.68	$11.74		$10.99		$9.95

Net investment income (loss)[1]	0.03	0.02	(0.00)	[2]	0.00	[3]	(0.00)	[2]
Net realized and unrealized gain (loss)	1.96	(5.21)	0.95		0.76		1.04

Net increase (decrease) from investment operations	1.99	(5.19)	0.95		0.76		1.04

Dividends from net Investment income	(0.03)	(0.02)	(0.01)		(0.01)		(0.00)	[2]

Net asset value, end of year	$9.43	$7.47	$12.68		$11.74		$10.99

Total Investment Return:[4]
Based on net asset value	26.63%	(40.89)%	8.07%		6.88%		10.47%

Ratios to Average Net Assets:
Total expenses	1.02%	1.04%	1.01%		1.01%		1.02%

Total expenses after fees waived	1.02%	1.04%	1.01%		1.01%		0.84%

Net investment income (loss)	0.39%	0.23%	(0.01)%		0.02%		(0.01)%

Supplemental Data:
Net assets, end of year (000)	$3,438	$2,707	$3,597		$3,109		$1,387

Portfolio turnover	167%	139%	86%		116%		105%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

13

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Large Cap Growth V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. The Money Market Series’ investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives income on the loaned securities but does not receive the income on the collateral. The Fund may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay

14

reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.65% of the average daily value of the Fund’s net assets.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding interest, taxes, brokerage fees and commissions, distribution fees imposed on Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets.

15

Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2009, the Fund reimbursed the Manager $2,626 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plan adopted by the Company in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of Class III.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services and customer identification services.

The Company has received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on the share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM, on behalf of the Fund, may invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2009, BIM received $4,074 in securities lending agent fees.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2009 were $260,737,342 and $236,820,072, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended December 31, 2009.

16

5.  Income Tax Information:

Reclassification:  Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. The following permanent difference as of December 31, 2009 attributable to the expiration of capital loss carryforwards was reclassified to the following accounts:

Paid-in capital	$(19,237,460)

Accumulated net realized loss	$19,237,460

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/2009	12/31/2008

Distributions paid from:

Ordinary income	$891,552	$700,001

As of December 31, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$9,937

Capital loss carryforwards	(42,568,459)

Net unrealized gains*	22,617,014

Total	$(19,941,508)

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2012	$1,018,926

2016	16,576,204

2017	24,973,329

Total	$42,568,459

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting these sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	7,856,512	$58,911,983

Shares issued to shareholders in reinvestment of dividends	92,318	880,952

Total issued	7,948,830	59,792,935

Shares redeemed	(5,911,685)	(47,942,858)

Net increase	2,037,145	$11,850,077

Class I Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	1,568,401	$12,221,884

Shares issued to shareholders in reinvestment of dividends	93,529	691,184

Total issued	1,661,930	12,913,068

Shares redeemed	(3,215,237)	(32,562,244)

Net decrease	(1,553,307)	$(19,649,176)

Class III Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	69,296	$568,891

Shares issued to shareholders in reinvestment of dividends	1,116	10,600

Total issued	70,412	579,491

Shares redeemed	(67,882)	(537,334)

Net increase	2,530	$42,157

Class III Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	169,563	$1,605,739

Shares issued to shareholders in reinvestment of dividends	1,196	8,817

Total issued	170,759	1,614,556

Shares redeemed	(92,203)	(827,011)

Net increase	78,556	$787,545

17

8.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 23, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Growth V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Growth V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 23, 2010

19

BlackRock Large Cap Value V.I. Fund

Annual Report
December 31, 2009

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed the benchmark Russell 1000 Value Index for the 12-month period.

What factors influenced performance?

•	On the whole, the Fund’s high-quality bias was a hindrance in a market that experienced a dramatic reversal of risk aversion. Financial companies battered by the credit crisis and consumer discretionary companies burned by a fall-off in consumer spending significantly outperformed more defensive areas, such as energy, health care and consumer staples. The market favored lower-quality, higher-beta stocks, a segment of the market in which the Fund was underweight.

•	The health care and energy sectors were particular sources of weakness. Stock selection in health care, particularly among biotechnology and health care providers and services firms, was a negative for the period. Within energy, while we maintain a positive long-term outlook on the sector, there has been ongoing concern about reduced demand caused by the economic slowdown. Energy demand is highly correlated with GDP growth expectations and, consequently, some of our energy equipment and services holdings fared poorly.

•	The largest individual detractors from performance included Capital One Financial Corp., Lincoln National Corp., The Goldman Sachs Group, Inc., Tesoro Corp., UnitedHealth Group, Inc. and Sunoco, Inc. Underweights in JPMorgan Chase & Co., Regions Financial Corp., Merck & Co., Inc. and Wyeth also detracted.

•	On the positive side, stock selection in industrials was the largest contributor to performance. In particular, we favor aerospace and defense companies which have good visibility on future earnings. Telecommunication services holdings also aided results during the period, as did an underweight in utilities. Lastly, an overweight in information technology added to performance.

•	The largest individual contributors to performance were Western Digital Corp., Sprint Nextel Corp., Limited Brands, Inc., Nabors Industries Ltd., R.R. Donnelly & Sons Co., RadioShack Corp., Anadarko Petroleum Corp. and Masco Corp. Underweights in Citigroup, Inc. and The Procter & Gamble Co. were also additive.

Describe recent portfolio activity.

•	During the annual period, we increased exposure to telecommunication services, utilities and materials, and we reduced exposure to energy, consumer discretionary and information technology.

•	The largest purchases within the Fund were Verizon Communications, Inc., AT&T Inc., Wyeth, The Goldman Sachs Group, Inc. and UnitedHealth Group, Inc. The largest sales included Exxon Mobil Corp., Chevron Corp., Pfizer, Inc., Anadarko Petroleum Corp. and Johnson & Johnson.

Describe Fund positioning at period end.

•	As of December 31, 2009, the Fund was overweight relative to the benchmark in health care, energy and telecommunication services, and underweight in utilities, consumer discretionary and consumer staples.

•	Looking forward, we believe that a gradually improving global economy, coupled with the likelihood of rising interest rates, creates an environment where equities will outperform Treasuries and cash. Economic growth in the US and the rest of the developed world is likely to be above trend, but well below the typical recovery after a recession. Consumers still have a prolonged period of deleveraging to work through since household debt remains high. We expect the cyclical bull market that began last March to continue. While the economic and earnings backdrop will likely remain uneven, it should provide enough of a solid base for stocks to make modest gains in 2010. We would not be surprised to see some sort of corrective action or period of consolidation at any point, particularly given the strong advance of stocks over the past nine months. However, we remain cautiously optimistic and would view these as buying opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in equity securities of large cap companies that Fund management selects from among those included in the unmanaged Russell 1000 Value Index.

[2]	Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]	This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

[4]	Commencement of operations of Class I Shares.
Performance Summary as of December 31, 2009

	6-Month	Average Annual Total Returns
	Total Returns	1 Year		5 Years	Since Inception[6]

Class I Shares[5]	21.20%	14.33%		0.68%	4.79%

Class II Shares[5]	21.05	14.19		0.58	4.67	[7]

Class III Shares[5]	20.99	13.51	[7]	0.33 [7]	4.47	[7]

Russell 1000 Value Index	23.23	19.69		(0.25)	2.46

[5]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[6]	Commencement of operations for Class I Shares is April 23, 2001.

[7]	The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, prior to January 27, 2009, the recommencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results.

3

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Fund Information as of December 31, 2009

Percent of
Sector Allocation	Long-Term Investments

Energy	22%
Health Care	18
Financials	14
Industrials	11
Consumer Discretionary	8
Telecommunication Services	8
Information Technology	5
Materials	5
Consumer Staples	5
Utilities	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	July 1, 2009	December 31, 2009	During the Period[1]	July 1, 2009	December 31, 2009	During the Period[1]

Class I	$1,000	$1,212.00	$5.02	$1,000	$1,020.67	$4.58

Class II	$1,000	$1,210.50	$5.85	$1,000	$1,019.91	$5.35

Class III	$1,000	$1,209.90	$6.41	$1,000	$1,019.40	$5.85

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.90% for Class I, 1.05% for Class II and 1.15% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

5

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 3.6%
L-3 Communications Holdings, Inc.	20,000	$1,739,000
Northrop Grumman Corp.	32,000	1,787,200
Raytheon Co.	28,000	1,442,560

		4,968,760

Biotechnology — 0.9%
Amgen, Inc. (a)	23,000	1,301,110

Capital Markets — 2.4%
The Goldman Sachs Group, Inc.	20,000	3,376,800

Chemicals — 1.5%
Huntsman Corp.	57,000	643,530
Lubrizol Corp.	19,000	1,386,050

		2,029,580

Commercial Services & Supplies — 1.1%
R.R. Donnelley & Sons Co.	66,000	1,469,820

Computers & Peripherals — 1.0%
Western Digital Corp. (a)	33,000	1,456,950

Construction & Engineering — 0.6%
KBR, Inc.	47,000	893,000

Containers & Packaging — 0.9%
Pactiv Corp. (a)	52,000	1,255,280

Diversified Financial Services — 1.4%
Bank of America Corp.	50,000	753,000
JPMorgan Chase & Co.	30,000	1,250,100

		2,003,100

Diversified Telecommunication Services — 7.8%
AT&T Inc.	200,000	5,606,000
Qwest Communications International Inc.	348,000	1,465,080
Verizon Communications, Inc.	114,000	3,776,820

		10,847,900

Electric Utilities — 1.2%
Edison International	48,000	1,669,440

Electrical Equipment — 1.3%
General Cable Corp. (a)	17,000	500,140
Thomas & Betts Corp. (a)	37,000	1,324,230

		1,824,370

Energy Equipment & Services — 8.1%
ENSCO International Plc—ADR	34,000	1,357,960
Helix Energy Solutions Group, Inc. (a)	98,000	1,151,500
Nabors Industries Ltd. (a)	69,000	1,510,410
National Oilwell Varco, Inc.	43,000	1,895,870
Pride International, Inc. (a)	37,000	1,180,670
Rowan Cos., Inc.	57,000	1,290,480
Tidewater, Inc.	32,000	1,534,400
Unit Corp. (a)	31,000	1,317,500

		11,238,790

Food Products — 1.5%
Archer-Daniels-Midland Co.	49,000	1,534,190
Sara Lee Corp.	41,000	499,380

		2,033,570

Health Care Providers & Services — 11.3%
Aetna, Inc.	55,000	1,743,500
AmerisourceBergen Corp.	56,000	1,459,920
Cardinal Health, Inc.	53,000	1,708,720
Coventry Health Care, Inc. (a)	22,000	534,380
Health Net, Inc. (a)	62,000	1,443,980
Humana, Inc. (a)	37,000	1,623,930
McKesson Corp.	27,000	1,687,500
UnitedHealth Group, Inc.	77,000	2,346,960
Universal Health Services, Inc. Class B	38,000	1,159,000
WellPoint, Inc. (a)	35,000	2,040,150

		15,748,040

Household Durables — 0.5%
Garmin Ltd.	24,000	736,800

Household Products — 1.1%
Kimberly-Clark Corp.	23,000	1,465,330

IT Services — 1.5%
Amdocs Ltd. (a)	56,000	1,597,680
Convergys Corp. (a)	52,000	559,000

		2,156,680

Independent Power Producers & Energy Traders — 1.9%
The AES Corp. (a)	100,000	1,331,000
NRG Energy, Inc. (a)	55,000	1,298,550

		2,629,550

Industrial Conglomerates — 1.1%
General Electric Co.	100,000	1,513,000

Insurance — 10.4%
American Financial Group, Inc.	40,000	998,000
Arch Capital Group Ltd. (a)	13,000	930,150
Assurant, Inc.	1,000	29,480
Axis Capital Holdings Ltd.	47,000	1,335,270
Chubb Corp.	36,000	1,770,480
Everest Re Group Ltd.	17,000	1,456,560
HCC Insurance Holdings, Inc.	52,000	1,454,440
PartnerRe Ltd.	21,000	1,567,860
RenaissanceRe Holdings Ltd.	26,000	1,381,900
The Travelers Cos., Inc.	43,000	2,143,980
UnumProvident Corp.	73,000	1,424,960

		14,493,080

Machinery — 3.4%
Eaton Corp.	23,000	1,463,260
Joy Global, Inc.	26,000	1,341,340
SPX Corp.	24,000	1,312,800
Timken Co.	26,000	616,460

		4,733,860

Media — 1.3%
Viacom, Inc. Class B (a)	60,000	1,783,800

Multi-Utilities — 1.4%
CMS Energy Corp.	26,000	407,160
NiSource, Inc.	97,000	1,491,860

		1,899,020

Portfolio Abbreviation
ADR     American Depositary Receipts

See Notes to Financial Statements.

6

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Multiline Retail — 3.1%
Big Lots, Inc. (a)	51,000	$1,477,980
JCPenney Co., Inc.	44,000	1,170,840
Macy’s, Inc.	97,000	1,625,720

		4,274,540

Oil, Gas & Consumable Fuels — 13.6%
Chevron Corp.	18,000	1,385,820
ConocoPhillips	64,000	3,268,480
El Paso Corp.	139,000	1,366,370
Exxon Mobil Corp.	52,000	3,545,880
Marathon Oil Corp.	63,000	1,966,860
Overseas Shipholding Group, Inc. (b)	32,000	1,406,400
Southern Union Co.	38,000	862,600
Tesoro Corp.	92,000	1,246,600
Williams Cos., Inc.	86,000	1,812,880
XTO Energy, Inc.	45,000	2,093,850

		18,955,740

Paper & Forest Products — 2.4%
International Paper Co.	65,000	1,740,700
MeadWestvaco Corp.	58,000	1,660,540

		3,401,240

Pharmaceuticals — 5.8%
Forest Laboratories, Inc. (a)	52,000	1,669,720
Johnson & Johnson	38,000	2,447,580
Mylan, Inc. (a)	77,000	1,419,110
Pfizer, Inc.	58,000	1,055,020
Watson Pharmaceuticals, Inc. (a)	39,000	1,544,790

		8,136,220

Road & Rail — 0.4%
Ryder System, Inc.	15,000	617,550

Software — 2.3%
BMC Software, Inc. (a)	20,000	802,000
CA, Inc.	63,000	1,414,980
Compuware Corp. (a)	131,000	947,130

		3,164,110

Specialty Retail — 3.1%
The Gap, Inc.	70,000	1,466,500
Limited Brands, Inc.	78,000	1,500,720
RadioShack Corp.	73,000	1,423,500

		4,390,720

Tobacco — 2.2%
Lorillard, Inc.	18,000	1,444,140
Reynolds American, Inc.	31,000	1,642,070

		3,086,210

Total Long-Term Investments (Cost — $118,644,229) — 100.1%		139,553,960

	Beneficial
	Interest
Short-Term Securities	(000)	Value

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)	$1,365	$1,365,000

Total Short-Term Securities (Cost — $1,365,000) — 1.0%		1,365,000

Total Investments (Cost — $120,009,229*) — 101.1%		140,918,960
Liabilities in Excess of Other Assets — (1.1)%		(1,546,326)

Net Assets — 100.0%		$139,372,634

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$125,508,837

Gross unrealized appreciation	$19,783,328
Gross unrealized depreciation	(4,373,205)

Net unrealized appreciation	$15,410,123

(a)	Non-income producing security.

(b)	Security, or portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	—	$344
BlackRock Liquidity Series, LLC Cash Sweep Series	—	$175
BlackRock Liquidity Series, LLC Money Market Series	$1,365,000	$29,966

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from securities loans.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

7

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Schedule of Investments December 31, 2009 (concluded)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1—Long-Term Investments[1]	$139,553,960
Level 2—Short-Term Securities	1,365,000
Level 3	—

Total	$140,918,960

1 See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

8

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Statement of Assets and Liabilities December 31, 2009

Assets:
Investments at value—unaffiliated (including securities loaned of $1,318,500) (cost—$118,644,229)	$139,553,960
Investments at value—affiliated (cost—$1,365,000)	1,365,000
Dividends receivable	144,980
Capital shares sold receivable	3,472
Securities lending income receivable—affiliated	295
Prepaid expenses	24,453
Other assets	9,395

Total assets	141,101,555

Liabilities:
Collateral at value—securities loaned	1,365,000
Bank overdraft	197,653
Investment advisory fees payable	88,853
Capital shares redeemed payable	39,876
Other affiliates payable	1,541
Distribution fees payable	279
Officer’s and Directors’ fees payable	273
Other accrued expenses payable	35,272
Other liabilities	174

Total liabilities	1,728,921

Net Assets	$139,372,634

Net Assets Consist of:
Paid-in capital	$147,231,855
Undistributed net investment income	282,563
Accumulated net realized loss	(29,051,515)
Net unrealized appreciation/depreciation	20,909,731

Net Assets	$139,372,634

Net Asset Value:
Class I—Based on net assets of $137,262,057 and 15,034,323 shares outstanding, 100 million shares authorized, $0.10 par value	$9.13

Class II—Based on net assets of $1,898,956 and 207,738 shares outstanding, 100 million shares authorized, $0.10 par value	$9.14

Class III—Based on net assets of $211,621 and 23,321 shares outstanding, 100 million shares authorized, $0.10 par value	$9.07

See Notes to Financial Statements.

9

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Statement of Operations Year Ended December 31, 2009

Investment Income:
Dividends	$3,485,739
Securities lending—affiliated	29,966
Income—affiliated	519

Total income	3,516,224

Expenses:
Investment advisory	1,034,229
Accounting services	56,458
Professional	47,068
Custodian	25,133
Printing	22,400
Officer and Directors	19,855
Registration	7,248
Transfer agent—Class I	4,951
Transfer agent—Class II	48
Transfer agent—Class III	1
Distribution—Class II	1,967
Distribution—Class III	99
Miscellaneous	14,247

Total expenses	1,233,704
Less fees waived by advisor	(60)

Total expenses after fees waived	1,233,644

Net investment income	2,282,580

Realized and Unrealized Gain (Loss):
Net realized loss from investments	(11,756,302)
Net change in unrealized appreciation/depreciation on investments	28,201,752

Total realized and unrealized gain	16,445,450

Net Increase in Net Assets Resulting from Operations	$18,728,030

See Notes to Financial Statements.

10

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2009	2008

Operations:
Net investment income	$2,282,580	$1,736,622
Net realized loss	(11,756,302)	(17,093,526)
Net change in unrealized appreciation/depreciation	28,201,752	(39,160,662)

Net increase (decrease) in net assets resulting from operations	18,728,030	(54,517,566)

Dividends and Distributions to Shareholders From:
Net investment income:
Class I	(2,133,615)	(1,595,610)
Class II	(27,189)	(4,403)
Class III	(2,989)	—
Net realized gain:
Class I	—	(2,794,202)
Class II	—	(9,188)

Decrease in net assets resulting from dividends and distributions to shareholders	(2,163,793)	(4,403,403)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	(27,629,664)	5,722,115

Net Assets:
Total decrease in net assets	(11,065,427)	(53,198,854)
Beginning of year	150,438,061	203,636,915

End of year	$139,372,634	$150,438,061

Undistributed net investment income	$282,563	$163,776

See Notes to Financial Statements.

11

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$8.11	$13.32	$14.98	$14.31	$13.36

Net investment income[1]	0.13	0.13	0.15	0.12	0.09
Net realized and unrealized gain (loss)	1.03	(5.09)	0.75	2.16	2.19

Net increase (decrease) from investment operations	1.16	(4.96)	0.90	2.28	2.28

Dividends and distributions from:
Net investment income	(0.14)	(0.09)	(0.16)	(0.13)	(0.08)
Net realized gain	—	(0.16)	(2.40)	(1.48)	(1.25)

Total dividends and distributions	(0.14)	(0.25)	(2.56)	(1.61)	(1.33)

Net asset value, end of year	$9.13	$8.11	$13.32	$14.98	$14.31

Total Investment Return:[2]
Based on net asset value	14.33%	(37.26)%	5.88%	16.01%	17.39%

Ratios to Average Net Assets:
Total expenses	0.89%	0.91%	0.86%	0.83%	0.85%

Total expenses after fees waived	0.89%	0.91%	0.86%	0.83%	0.85%

Net investment income	1.66%	1.17%	0.93%	0.81%	0.64%

Supplemental Data:
Net assets, end of year (000)	$137,262	$149,944	$203,634	$231,547	$214,033

Portfolio turnover	143%	117%	75%	68%	74%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$8.12	$13.34	$14.98	$14.31	$13.36

Net investment income[1]	0.12	0.11	0.17	0.12	0.09
Net realized and unrealized gain (loss)	1.03	(5.10)	0.71	2.16	2.19

Net increase (decrease) from investment operations	1.15	(4.99)	0.88	2.28	2.28

Dividends and distributions from:
Net investment income	(0.13)	(0.07)	(0.12)	(0.13)	(0.08)
Net realized gain	—	(0.16)	(2.40)	(1.48)	(1.25)

Total dividends and distributions	(0.13)	(0.23)	(2.52)	(1.61)	(1.33)

Net asset value, end of year	$9.14	$8.12	$13.34	$14.98	$14.31

Total Investment Return:[2]
Based on net asset value	14.19%	(37.38)%	5.70%	16.01%	17.39%

Ratios to Average Net Assets:
Total expenses	1.05%	1.06%	0.99%	0.86%	0.85%

Total expenses after fees waived	1.05%	1.06%	0.99%	0.86%	0.85%

Net investment income	1.40%	0.98%	0.88%	0.80%	0.67%

Supplemental Data:
Net assets, end of year (000)	$1,899	$494	$3	$2	$1

Portfolio turnover	143%	117%	75%	68%	74%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

13

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Financial Highlights (concluded)

	Class III
	Period						Period
	January 27, 2009[1]		Year Ended December 31,				September 30, 2004[3]
	to December 31, 2009		2007[2]		2006	2005	to December 31, 2004

Per Share Operating Performance:
Net asset value, beginning of period	$7.63		$14.97		$14.31	$13.36	$12.70

Net investment income[4]	0.08		0.11		0.12	0.09	0.04
Net realized and unrealized gain	1.50		0.76		2.15	2.19	1.59

Net increase from investment operations	1.58		0.87		2.27	2.28	1.63

Dividends and distributions from:
Net investment income	(0.14)		(0.12)		(0.13)	(0.08)	(0.11)
Net realized gain	—		(2.40)		(1.48)	(1.25)	(0.86)

Total dividends and distributions	(0.14)		(2.52)		(1.61)	(1.33)	(0.97)

Net asset value, end of period	$9.07		$13.32		$14.97	$14.31	$13.36

Total Investment Return:[5]
Based on net asset value	20.67%	[6]	5.69%		15.94%	17.39%	12.80%	[6]

Ratios to Average Net Assets:
Total expenses	1.15%	[7]	1.06%		0.88%	0.85%	0.85%	[7]

Total expenses after fees waived	1.15%	[7]	1.06%		0.88%	0.85%	0.85%	[7]

Net investment income	0.99%	[7]	0.73%		0.78%	0.67%	1.31%	[7]

Supplemental Data:
Net assets, end of period (000)	$212		—	[2]	$2	$1	$1

Portfolio turnover	143%		75%		68%	74%	116%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of December 31, 2007 and during the year January 1, 2008 through December 31, 2008.

[3]	Commencement of operations.

[4]	Based on average shares outstanding.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

6 Aggregate total investment return.

7 Annualized.

See Notes to Financial Statements.

14

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Large Cap Value V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. The Money Market Series’ investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives income on the loaned securities but does not receive the income on the collateral. The Fund may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay

15

reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Bank Overdraft: The Fund recorded a bank overdraft, which resulted from estimates of available cash.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.75% of the average daily value of the Fund’s net assets.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding interest, taxes, brokerage fees and commissions,

16

distribution fees imposed on Class II and Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2009, the Fund reimbursed the Manager $2,879 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.15% and 0.25% based upon the average daily net assets of Class II and Class III, respectively.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services and customer identification services.

The Company has received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM, on behalf of the Fund, may invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2009, BIM received $7,500 in securities lending agent fees.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2009 were $198,102,135 and 225,911,114, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended December 31, 2009.

17

5.  Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/2009	12/31/2008

Distributions paid from:

Ordinary income	$2,163,793	$1,600,017

Long-term capital gains	—	2,803,386

Total distributions	$2,163,793	$4,403,403

As of December 31, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$282,563

Capital loss carryforwards	(23,551,908)

Net unrealized gains*	15,410,124

Total	$(7,859,221)

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$5,286,411

2017	18,265,497

Total	$23,551,908

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities in the energy sector. Changes in economic conditions affecting this sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.  Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	1,985,723	$14,985,718

Shares issued to shareholders in reinvestment of dividends	233,633	2,133,615

Total issued	2,219,356	17,119,333

Shares redeemed	(5,679,762)	(46,004,041)

Net decrease	(3,460,406)	$(28,884,708)

Class I Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	7,899,202	$61,431,090

Shares issued to shareholders in reinvestment of dividends and distributions	548,727	4,389,812

Total issued	8,447,929	65,820,902

Shares redeemed	(5,238,532)	(60,837,304)

Net increase	3,209,397	$4,983,598

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	206,186	$1,543,971

Shares issued to shareholders in reinvestment of dividends	2,971	27,189

Total issued	209,157	1,571,160

Shares redeemed	(62,262)	(519,412)

Net increase	146,895	$1,051,748

Class II Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	123,908	$1,471,756

Shares issued to shareholders in reinvestment of dividends and distributions	1,697	13,591

Total issued	125,605	1,485,347

Shares redeemed	(64,968)	(746,830)

Net increase	60,637	$738,517

Class III Shares
Period January 27, 2009* to December 31, 2009	Shares	Amount

Shares sold	23,110	$201,269

Shares issued to shareholders in reinvestment of dividends	326	2,989

Total issued	23,436	204,258

Shares redeemed	(115)	(962)

Net increase	23,321	$203,296

*	Recommencement of operations.

18

8.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 23, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

19

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Value V.I. Fund and Board of Directors of
BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted by the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 23, 2010

20

BlackRock Money Market V.I. Fund

Annual Report
December 31, 2009

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	July 1, 2009	December 31, 2009	During the Period[1]	July 1, 2009	December 31, 2009	During the Period[1]

Class I	$1,000	$1,000.20	$1.76	$1,000	$1,023.44	$1.79

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Section 19(a) Notice

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

December 31, 2009

Total Fiscal Year-to-Date Cumulative
Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative
Net Investment	Net Realized	Return of	Total Per	Net Investment	Net Realized	Return of	Total Per
Income	Capital Gains	Capital	Common Share	Income	Capital Gains	Capital	Common Share

$0.001495769	$0.000126000	—	$0.001621769	92%	8%	—	100%

2

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Fund Information as of December 31, 2009

Percent of
Portfolio Composition	Net Assets

Commercial Paper	57%
U.S. Government Sponsored Agency Obligations	18
U.S. Treasury Obligations	9
Certificates of Deposit	6
Repurchase Agreements	5
Municipal Bonds	4
Other Assets Less Liabilities	1

	7-Day	7-Day
Yields	SEC Yield	Yield

Class I	0.00%	0.00%

The 7-Day SEC Yield shown above may differ from the 7-Day Yield shown due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

3

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

	Par
Certificates of Deposit	(000)	Value

State Street Bank & Trust Co., 0.21%, 1/25/10	$18,000	$18,000,000

Total Certificates of Deposit — 5.8%		18,000,000

Commercial Paper (a)

Antalis U.S. Funding Corp., 0.22%, 2/05/10	3,100	3,099,394
Atlantis One Funding Corp.:
0.25%, 2/26/10	15,000	14,994,479
0.22%, 3/08/10	500	499,807
CRC Funding LLC, 0.01%, 1/04/10	7,000	7,000,000
Cancara Asset Securitization LLC, 0.27%, 2/17/10	12,000	11,996,040
Fairway Finance Co., LLC, 0.22%, 2/01/10	10,000	9,998,289
Govco LLC:
0.19%, 3/19/10	5,000	4,998,047
0.28%, 4/26/10	5,000	4,995,644
JPMorgan Securities Inc., 0.28%, 4/07/10	2,000	1,998,553
Kitty Hawk Funding Corp., 0.22%, 2/02/10	10,000	9,998,228
Nieuw Amsterdam Receivables Corp., 0.28%, 1/05/10	5,000	4,999,961
Romulus Funding Corp.:
0.35%, 1/08/10	12,000	11,999,533
0.33%, 1/21/10	1,000	999,844
Scaldis Capital LLC:
0.30%, 1/12/10	5,800	5,799,613
0.29%, 1/15/10	2,000	1,999,823
0.25%, 3/01/10	5,300	5,297,939
Societe Generale North America Inc.:
0.42%, 1/27/10	8,000	7,997,853
0.25%, 3/25/10	4,900	4,897,278
Solitaire Funding LLC:
0.29%, 1/06/10	4,100	4,099,934
0.30%, 2/16/10	4,000	3,998,567
0.26%, 2/26/10	500	499,809
Straight-A Funding, LLC, 0.20%, 2/01/10	7,000	6,998,911
Surrey Funding Corp.:
0.23%, 1/12/10	9,000	8,999,540
0.22%, 1/15/10	2,500	2,499,832
Sydney Capital Corp.:
0.62%, 2/22/10	770	769,350
0.62%, 3/16/10	2,000	1,997,554
Tempo Finance Corp., 0.28%-0.30%, 1/04/10	16,000	16,000,000
UBS Finance (Delaware), LLC, 0.23%, 1/08/10	4,700	4,699,880
Windmill Funding Corp., 0.24%, 3/15/10	10,000	9,995,333

Total Commercial Paper — 56.6%		174,129,035

Municipal Bonds

City of Charlotte, North Carolina, COP, Refunding, VRDN, NASCAR, Series D, 0.29%, 1/07/10 (b)	7,800	7,800,000
Maryland Community Development Administration, RB, VRDN, Residential Housing, Series J, AMT, 0.27%, 1/07/10 (b)	3,000	3,000,000
New York State HFA, RB, Biltmore Tower Housing, Series A, VRDN, AMT (FNMA), 0.20%, 1/07/10 (b)	3,000	3,000,000

Total Municipal Bonds — 4.5%		13,800,000

U.S. Government Sponsored Agency Obligations

Fannie Mae Discount Notes, 0.16%, 5/10/10 (a)	5,000	4,997,200
Fannie Mae Variable Rate Notes, 0.23%, 8/05/10 (c)	1,530	1,529,675
Federal Home Loan Bank Discount Notes (a):
0.30%, 1/08/10	3,000	2,999,900
0.30%, 1/20/10	5,000	4,999,333
0.33%, 2/18/10	3,000	2,998,762
Federal Home Loan Bank Variable Rate Notes (c):
0.67%, 2/05/10	1,585	1,585,000
0.76%, 2/26/10	1,665	1,665,000
0.13%, 7/09/10	3,005	3,004,693
0.23%, 10/08/10	2,000	1,999,543
Freddie Mac Discount Notes, 0.51%, 7/06/10 (a)	2,500	2,493,519
Freddie Mac Variable Rate Notes (c):
0.18%, 7/14/10	2,000	1,999,635
0.24%, 8/24/10	1,315	1,315,036
0.23%, 9/03/10	2,680	2,679,644
0.23%, 12/30/10	15,000	15,008,738
0.30%, 2/14/11	2,400	2,399,714
0.16%, 5/05/11	4,000	3,998,392

Total U.S. Government Sponsored Agency Obligations — 18.1%		55,673,784

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AMT	Alternative Minimum Tax (subject to)	HFA	Housing Finance Agency
COP	Certificates of Participation	RB	Revenue Bonds
FNMA	Federal National Mortgage Association	VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

4

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund

Schedule of Investments December 31, 2009 (concluded)	(Percentages shown are based on Net Assets)

	Par
U.S. Treasury Obligations (a)	(000)	Value

U.S. Treasury Bills:
0.15%, 6/17/10	$5,000	$4,996,561
0.31%-0.39%, 7/15/10	15,300	15,272,691
0.47%, 7/29/10	570	568,467
0.32%, 8/26/10	1,800	1,796,315
0.32%, 11/18/10	5,000	4,986,088

Total U.S. Treasury Obligations — 9.0%		27,620,122

Repurchase Agreements

Deutsche Bank Securities, Inc., 0.01%, 1/04/10 (purchased on 12/31/09 to be repurchased at $15,000,017, collateralized by various U.S. Government sponsored agency obligations, 3.13%-4.50% due 10/17/12-12/28/21, par and fair value of $14,834,000, $15,300,682, respectively)	15,000	15,000,000

Total Repurchase Agreements — 4.9%		15,000,000

Total Investments (Cost — $304,222,941*) — 98.9%		304,222,941
Other Assets Less Liabilities — 1.1%		3,258,906

Net Assets — 100.0%		$307,481,847

*	Cost for federal income tax purposes.

(a)   Rates shown are the discount rates or range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(c)	Variable rate security. Rate shown is as of report date.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1	—
Level 2[1]	$304,222,941
Level 3	—

Total	$304,222,941

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

5

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Statement of Assets and Liabilities December 31, 2009

Assets:
Investments at value—unaffiliated (cost—$304,222,941)	$304,222,941
Cash	538
Capital shares sold receivable	5,238,060
Interest receivable	22,275
Prepaid expenses	28,836

Total assets	309,512,650

Liabilities:
Capital shares redeemed payable	1,937,407
Investment advisory fees payable	57,624
Other affiliates payable	1,222
Officer’s and Directors’ fees payable	82
Other accrued expenses payable	34,468

Total liabilities	2,030,803

Net Assets	$307,481,847

Net Assets Consist of:
Paid-in capital	$307,478,235
Accumulated net realized gain	3,612

Net Assets	$307,481,847

Net Asset Value:
Class I—Based on net assets of $307,481,847 and 307,482,166 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

6

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Statement of Operations December 31, 2009

Investment Income:
Interest	$1,760,025

Expenses:
Investment advisory	1,399,778
Accounting services	93,959
Federal insurance	79,947
Professional	47,961
Printing	36,621
Officer and Directors	23,819
Custodian	18,570
Transfer agent	5,000
Miscellaneous	17,155

Total expenses	1,722,810
Less fees waived by advisor	(369,680)

Total expenses	1,353,130

Net investment income	406,895

Realized Gain:
Net realized gain from investments	22,689

Net Increase in Net Assets Resulting from Operations	$429,584

See Notes to Financial Statements.

7

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2009	2008

Operations:
Net investment income	$406,895	$7,092,818
Net realized gain	22,689	21,021

Net increase in net assets resulting from operations	429,584	7,113,839

Dividends and Distributions to Shareholders From:
Net investment income	(415,300)	(7,092,818)
Net realized gain	(38,434)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(453,734)	(7,092,818)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	19,474,295	(19,045,169)

Net Assets:
Total increase (decrease) in net assets	19,450,145	(19,024,148)
Beginning of year	288,031,702	307,055,850

End of year	$307,481,847	$288,031,702

Undistributed net investment income	—	$6,741

See Notes to Financial Statements.

8

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0014	0.0249	0.0476	0.0443	0.0266
Net realized and unrealized gain	0.0001	0.0001	0.0002	0.0003	0.0001

Net increase from investment operations	0.0015	0.0250	0.0478	0.0446	0.0267

Dividends and distributions from:
Net investment income	(0.0014)	(0.0249)	(0.0476)	(0.0443)	(0.0266)
Net realized gain	(0.0001)	—	—	—	—

Total dividends and distributions	(0.0015)	(0.0249)	(0.0476)	(0.0443)	(0.0266)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return:[1]
Based on net asset value	0.16%	2.53%	4.86%	4.48%	2.66%

Ratios to Average Net Assets:
Total expenses	0.62%	0.60%	0.58%	0.58%	0.59%

Total expenses after fees waived	0.48%	0.60%	0.58%	0.58%	0.59%

Net investment income	0.15%	2.52%	4.76%	4.45%	2.63%

Supplemental Data:
Net assets, end of year (000)	$307,482	$288,032	$307,056	$275,563	$267,028

[1]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

9

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Money Market V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. Fund investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Repurchase Agreements: The Fund may invest in repurchase agreements, under which the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The counterparty will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends are declared from the total of net investment income. Distributions of net realized gain, if any, on investments are paid at least annually.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of

10

disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based upon the average daily value of the Fund’s net assets at the following rates:

Portion of Average Daily Net Assets:	Rate

Not exceeding $1 billion	0.500%

In excess of $1 billion but not exceeding $2 billion	0.450%

In excess of $2 billion but not exceeding $3 billion	0.400%

In excess of $3 billion but not exceeding $4 billion	0.375%

In excess of $4 billion but not exceeding $7 billion	0.350%

In excess of $7 billion but not exceeding $10 billion	0.325%

In excess of $10 billion but not exceeding $15 billion	0.300%

In excess of $15 billion	0.290%

The Manager has entered into a separate sub-advisory agreement with BlackRock Institutional Management Corporation (“BIMC”), an affiliate of the Manager, under which the Manager pays BIMC for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager voluntarily agreed to waive a portion of the advisory fees to enable the Fund to maintain a minimum daily net investment income dividend. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2009, the Fund reimbursed the Manager $5,576 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company has entered into a Distribution Agreement with BlackRock Investments, LLC, which is an affiliate of BlackRock.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of the Fund, check writing, anti-money laundering services and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Income Tax Information:

Reclassification: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. The following permanent difference as of December 31, 2009 attributable to the reclassification of

11

distributions was reclassified to the following accounts:

Undistributed net investment income	$1,664

Accumulated net realized gain	$(1,664)

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/2009	12/31/2008

Distributions paid from:

Ordinary income	$453,734	$7,090,644

Long-term capital gains	—	2,174

Total distributions	$453,734	$7,092,818

As of December 31, 2009, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$3,612

Total	$3,612

4.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

5.  Federal Insurance:

The Fund participated in the US Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). As a result of the Fund’s participation in the Program, in the event the Fund’s net asset value fell below $0.995 per share, shareholders in the Fund would have had federal insurance of $1.00 per share up to the lesser of shareholders’ balances in the Fund as of the close of business on September 19, 2008, or the remaining balances of such shareholder accounts as of the date the guarantee was triggered. Any increase in the number of shares in a shareholder’s balance after the close of business on September 19, 2008 and any future investments after a shareholder had closed their account would not be guaranteed. As a participant of the Program, which expired September 18, 2009, the Fund paid a participation fee of 0.03% for the period December 19, 2008 through September 18, 2009 of the Fund’s shares outstanding value as of September 19, 2008. This participation fee is included in federal insurance expense in the Statement of Operations.

6.  Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from sale of shares, reinvestments of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares were as follows:

Class I Shares
Year Ended December 31, 2009

Shares sold	176,213,469

Shares issued to shareholders in reinvestment of dividends and distributions	453,734

Total issued	176,667,203

Shares redeemed	(157,192,908)

Net increase	19,474,295

Class I Shares
Year Ended December 31, 2008

Shares sold	164,977,886

Shares issued to shareholders in reinvestment of dividends and distributions	7,092,287

Total issued	172,070,173

Shares redeemed	(191,115,342)

Net decrease	(19,045,169)

7.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 23, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

12

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Money Market V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Money Market V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Money Market V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 23, 2010

13

BlackRock S&P 500 Index V.I. Fund

Annual Report
December 31, 2009

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period, the Fund’s Class I and Class II shares generated returns of 26.19% and 25.96%, respectively, underperforming the benchmark, Standard & Poor’s (S&P) 500 Index, which returned 26.46%. The S&P 500 Index is a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

•	Returns for the Fund’s respective share classes differ from the benchmark based on individual share-class expenses.

Describe the market environment.

•	Following a very difficult 2008 which saw a global financial and economic meltdown that was nearly unprecedented, stocks entered 2009 by falling another 35% in the United States as fears of depression and financial system nationalization gripped investors. From the March 2009 lows, stocks galloped higher as those fears dissipated and investors witnessed as the power of the most massive global monetary and fiscal stimuli imaginable began to reflate economic activity. We have described it as a tug of war between the forces of debt-induced deflation and those of policy-induced reflation. While deleveraging and other deflationary forces have not left the scene, consistent and aggressive policy ignited the reflationary process. 2009 produced negative real economic growth, weak nominal growth and significant earnings declines. Despite that backdrop, “risk” assets outperformed “safe” assets as sidelined cash (which was producing near-zero returns) moved back into the markets. Emerging markets handily beat developed markets. Inflation fell in most countries, but widespread deflation was avoided. Treasury rates moved modestly higher as the yield curve steepened. Quality spreads narrowed but ended the year with sharp gains. Financial stocks and other low-quality securities led the way back and information technology was the standout sector performer. Government spending reached record proportions, and the year ended with cyclical stimulus leading the way and masking structural problems that remain.

•	On a total return basis, the Dow Jones Industrial Average gained 22.68%; the NASDAQ Composite advanced 45.32% (helped in large part by the exceptional performance of the technology sector); and the S&P 500 Index rose 26.46%.

•	Within the benchmark S&P 500 Index, all ten sectors recorded positive returns for the period. Information technology, materials and consumer discretionary were the best performers, while telecommunication services and utilities posted comparatively smaller gains.

Describe recent portfolio activity.

•	Throughout the 12-month period, as changes were made to the composition of the S&P 500 Index, the portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

Describe Fund positioning at period end.

•	The Fund remains positioned to match the risk characteristics of its benchmark, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Total Return Based on a $10,000 Investment

[1]	Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of the S&P 500 Index and in derivative instruments linked to the S&P 500.

[2]	Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based on performance of the Fund’s Class I Shares and are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary as of December 31, 2009

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years

Class I Shares[4]	22.43%	26.19%	0.15%	(1.27)%

Class II Shares[4]	22.29	25.96	(0.07)	(1.45)[5]

S&P 500 Index	22.59	26.46	0.42	(0.95)

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based on performance of the Fund’s Class I Shares and are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

Past performance is not indicative of future results.

3

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Fund Information as of December 31, 2009

Percent of
Sector Allocation	Long-Term Investments

Information Technology	20%
Financials	14
Health Care	13
Energy	11
Consumer Staples	11
Industrials	10
Consumer Discretionary	10
Utilities	4
Materials	4
Telecommunication Services	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	July 1, 2009	December 31, 2009	During the Period[1]	July 1, 2009	December 31, 2009	During the Period[1]

Class I	$1,000	$1,224.30	$2.30	$1,000	$1,023.13	$2.09

Class II	$1,000	$1,222.90	$3.14	$1,000	$1,022.38	$2.85

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.41% for Class I and 0.56% for Class II), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

5

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Summary Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

This summary schedule of investments is presented to help investors focus on the Fund’s principal holdings. It includes the Fund’s 50 largest holdings, each investment of any issuer that exceeds 1% of the Fund’s net assets and affiliated issuers. “Other Securities” represents all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling (800) 441-7762 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Industry	Common Stocks	Shares	Value	Percent

Aerospace & Defense	United Technologies Corp.	15,264	$1,059,474	0.7%
	Other Securities		3,379,224	2.1

			4,438,698	2.8

Air Freight & Logistics	United Parcel Service, Inc., Class B	16,100	923,657	0.6
	Other Securities		693,621	0.4

			1,617,278	1.0

Airlines	Other Securities		135,731	0.1

Auto Components	Other Securities		360,278	0.2

Automobiles	Other Securities		632,210	0.4

Beverages	The Coca-Cola Co.	37,696	2,148,672	1.3
	PepsiCo, Inc.	25,439	1,546,691	1.0
	Other Securities		554,290	0.3

			4,249,653	2.6

Biotechnology	Amgen, Inc. (a)	16,423	929,049	0.6
	Other Securities		1,579,910	1.0

			2,508,959	1.6

Building Products	Other Securities		83,564	0.0

Capital Markets	The Goldman Sachs Group, Inc.	8,350	1,409,814	0.9
	Morgan Stanley	21,863	647,145	0.4
	Other Securities		2,393,678	1.5

			4,450,637	2.8

Chemicals	Monsanto Co.	8,834	722,180	0.5
	Other Securities		2,471,765	1.5

			3,193,945	2.0

Commercial Banks	The PNC Financial Services Group, Inc. (b)	7,448	393,180	0.2
	U.S. Bancorp	31,304	704,653	0.4
	Wells Fargo & Co.	83,067	2,241,978	1.4
	Other Securities		1,079,589	0.7

			4,419,400	2.7

Commercial Services & Supplies	Other Securities		840,077	0.5

Communications Equipment	Cisco Systems, Inc. (a)	93,515	2,238,749	1.4
	QUALCOMM, Inc.	27,168	1,256,792	0.8
	Other Securities		686,114	0.4

			4,181,655	2.6

Computers & Peripherals	Apple, Inc. (a)	14,590	3,076,447	1.9
	Hewlett-Packard Co.	38,543	1,985,350	1.2
	International Business Machines Corp.	21,334	2,792,621	1.7
	Other Securities		1,713,680	1.1

			9,568,098	5.9

Construction & Engineering	Other Securities		265,678	0.2

Construction Materials	Other Securities		102,707	0.1

See Notes to Financial Statements.

6

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Summary Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value	Percent

Consumer Finance	American Express Co.	19,478	$789,248	0.5%
	Other Securities		495,953	0.3

			1,285,201	0.8

Containers & Packaging	Other Securities		321,693	0.2

Distributors	Other Securities		100,138	0.1

Diversified Consumer Services	Other Securities		304,851	0.2

Diversified Financial Services	Bank of America Corp.	161,528	2,432,612	1.5
	Citigroup, Inc.	316,951	1,049,108	0.7
	JPMorgan Chase & Co.	64,101	2,671,089	1.6
	Other Securities		804,494	0.5

			6,957,303	4.3

Diversified Telecommunication Services	AT&T Inc.	95,902	2,688,133	1.7
	Verizon Communications, Inc.	46,118	1,527,889	1.0
	Other Securities		396,902	0.2

			4,612,924	2.9

Electric Utilities	Other Securities		3,241,931	2.0

Electrical Equipment	Other Securities		824,500	0.5

Electronic Equipment, Instruments & Components	Other Securities		989,815	0.6

Energy Equipment & Services	Schlumberger Ltd.	19,490	1,268,604	0.8
	Other Securities		1,676,922	1.0

			2,945,526	1.8

Food & Staples Retailing	CVS Caremark Corp.	23,066	742,956	0.5
	Wal-Mart Stores, Inc.	34,716	1,855,570	1.1
	Other Securities		1,727,304	1.1

			4,325,830	2.7

Food Products	Kraft Foods, Inc.	24,271	659,686	0.4
	Other Securities		2,016,228	1.3

			2,675,914	1.7

Gas Utilities	Other Securities		243,711	0.2

Health Care Equipment & Supplies	Medtronic, Inc.	18,162	798,765	0.5
	Other Securities		2,447,659	1.5

			3,246,424	2.0

Health Care Providers & Services	Other Securities		3,490,824	2.2

Health Care Technology	Other Securities		63,475	0.0

Hotels, Restaurants & Leisure	McDonald’s Corp.	17,572	1,097,196	0.7
	Other Securities		1,290,597	0.8

			2,387,793	1.5

Household Durables	Other Securities		571,928	0.3

Household Products	Colgate-Palmolive Co.	8,085	664,183	0.4
	The Procter & Gamble Co.	47,484	2,878,955	1.8
	Other Securities		554,072	0.3

			4,097,210	2.5

IT Services	Other Securities		2,592,162	1.6

Independent Power Producers & Energy Traders	Other Securities		276,951	0.2

See Notes to Financial Statements.

7

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Summary Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value	Percent

Industrial Conglomerates	3M Co.	11,546	$954,508	0.6%
	General Electric Co.	173,365	2,623,012	1.6
	Other Securities		80,131	0.1

			3,657,651	2.3

Insurance	Other Securities		3,894,508	2.4

Internet & Catalog Retail	Amazon.com, Inc. (a)	5,420	729,098	0.5
	Other Securities		240,364	0.1

			969,462	0.6

Internet Software & Services	Google, Inc., Class A (a)	3,930	2,436,521	1.5
	Other Securities		894,220	0.6

			3,330,741	2.1

Leisure Equipment & Products	Other Securities		204,079	0.1

Life Sciences Tools & Services	Other Securities		677,457	0.4

Machinery	Other Securities		2,651,573	1.6

Media	Comcast Corp., Class A	46,352	781,495	0.5
	Walt Disney Co.	31,382	1,012,069	0.6
	Other Securities		2,908,638	1.8

			4,702,202	2.9

Metals & Mining	Other Securities		1,755,291	1.1

Multi-Utilities	Other Securities		2,219,371	1.4

Multiline Retail	Other Securities		1,334,036	0.8

Office Electronics	Other Securities		120,327	0.1

Oil, Gas & Consumable Fuels	Chevron Corp.	32,607	2,510,413	1.5
	ConocoPhillips	24,124	1,232,013	0.8
	Exxon Mobil Corp.	77,246	5,267,405	3.2
	Occidental Petroleum Corp.	13,158	1,070,403	0.7
	Other Securities		5,462,180	3.4

			15,542,414	9.6

Paper & Forest Products	Other Securities		418,847	0.3

Personal Products	Other Securities		447,199	0.3

Pharmaceuticals	Abbott Laboratories	25,120	1,356,229	0.8
	Bristol-Myers Squibb Co.	27,963	706,066	0.4
	Johnson & Johnson	44,853	2,888,982	1.8
	Merck & Co., Inc.	49,598	1,812,311	1.1
	Pfizer, Inc.	131,081	2,384,363	1.5
	Other Securities		1,255,380	0.8

			10,403,331	6.4

Professional Services	Other Securities		240,899	0.1

Real Estate Investment Trusts (REITs)	Other Securities		1,901,342	1.2

Real Estate Management & Development	Other Securities		55,637	0.0

Road & Rail	Other Securities		1,633,531	1.0

Semiconductors & Semiconductor Equipment	Intel Corp.	89,688	1,829,635	1.1
	Other Securities		2,339,290	1.5

			4,168,925	2.6

See Notes to Financial Statements.

8

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Summary Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value	Percent

Software	Microsoft Corp. (c)	125,486	$3,826,068	2.4%
	Oracle Corp.	63,485	1,557,922	1.0
	Other Securities		1,682,854	1.0

			7,066,844	4.4

Specialty Retail	Home Depot, Inc.	27,659	800,175	0.5
	Other Securities		2,339,235	1.4

			3,139,410	1.9

Textiles, Apparel & Luxury Goods	Other Securities		802,805	0.5

Thrifts & Mortgage Finance	Other Securities		213,862	0.1

Tobacco	Altria Group, Inc.	33,689	661,315	0.4
	Philip Morris International, Inc.	30,989	1,493,360	0.9
	Other Securities		343,594	0.2

			2,498,269	1.5

Trading Companies & Distributors	Other Securities		195,990	0.1

Wireless Telecommunication Services	Other Securities		489,219	0.3

	Total Long Term Investments (Cost — $105,702,048)		161,339,894	99.9

	Short-Term Securities

	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (b)(d)	713,028	713,028	0.5

		Beneficial
		Interest
		(000)

	BlackRock Liquidity Series, LLC Money Market Series, 0.29% (b)(d)(e)	$207	206,975	0.1

	Total Short-Term Securities (Cost — $920,003)		920,003	0.6

	Total Investments (Cost — $106,622,051*)		162,259,897	100.5
	Liabilities in Excess of Other Assets		(816,777)	(0.5)

	Net Assets		$161,443,120	100.0%

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$114,336,909

Gross unrealized appreciation	$61,862,771
Gross unrealized depreciation	(13,939,783)

Net unrealized appreciation	$47,922,988

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Purchase	Sale	Realized
Affiliate	Cost	Cost	Loss	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$713,028[1]	—	—	$5,263

BlackRock Liquidity Series, LLC Cash Sweep Series	—	$3,077,200[2]	—	$3,289

BlackRock Liquidity Series, LLC Money Market Series	—	$133,525[2]	—	$44,231

The PNC Financial Services Group, Inc.	$22,778	$297,173	$(265,760)	$7,343

[1]	Represents net purchase cost.

[2]	Represents net sale cost.

(c)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from securities loans.

See Notes to Financial Statements.

9

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Summary Schedule of Investments December 31, 2009 (concluded)

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2009 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Appreciation

15	S&P 500 E-MINI	March 2010	$824,254	$8,771

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1
Long-Term Investments[1]	$161,339,894
Short-Term Securities	713,028

Total Level 1	162,052,922

Level 2—Short-Term Securities	206,975
Level 3	—

Total	$162,259,897

[1]	See above Summary Schedule of Investments for values in each industry.

Valuation	Other Financial
Inputs	Instruments[2]

Assets

Level 1	$8,771
Level 2	—
Level 3	—

Total	$8,771

[2]	Other financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

10

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Statement of Assets and Liabilities December 31, 2009

Assets:
Investments at value—unaffiliated (including securities loaned of $199,015) (cost—$105,370,453)	$160,946,714
Investments at value—affiliated (cost—$1,251,598)	1,313,183
Dividends receivable	218,685
Securities lending income receivable—affiliated	1,474
Prepaid expenses	43,706
Other assets	63,636

Total assets	162,587,398

Liabilities:
Collateral at value—securities loaned	206,975
Capital shares redeemed payable	828,321
Investments purchased payable	29,025
Margin variation payable	8,889
Investment advisory fees payable	41,190
Other accrued expenses payable	28,530
Other affiliates payable	756
Distribution fees payable	305
Officer’s and Directors’ fees payable	287

Total liabilities	1,144,278

Net Assets	$161,443,120

Net Assets Consist of:
Paid-in capital	$112,952,234
Undistributed net investment income	7,857
Accumulated net realized loss	(7,163,588)
Net unrealized appreciation/depreciation	55,646,617

Net Assets	$161,443,120

Net Asset Value:
Class I—Based on net assets of $159,035,781 and 12,014,034 shares outstanding, 100 million shares authorized, $0.10 par value	$13.24

Class II—Based on net assets of $2,407,339 and 183,477 shares outstanding, 100 million shares authorized, $0.10 par value	$13.12

See Notes to Financial Statements.

11

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Statement of Operations Year Ended December 31, 2009

Investment Income:
Dividends	$3,331,134
Income—affiliated	15,895
Securities lending—affiliated	44,231

Total income	3,391,260

Expenses:
Investment advisory	432,429
Accounting services	52,052
Professional	39,040
Printing	26,373
Custodian	22,273
Officer and Directors	19,975
Registration	8,737
Transfer agent—Class I	4,923
Transfer agent—Class II	77
Distribution—Class II	3,336
Miscellaneous	15,406

Total expenses	624,621
Less fees waived by advisor	(1,227)

Total expenses after fee waived	623,394

Net investment income	2,767,866

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments—unaffiliated	689,502
Investments—affiliated	(265,760)
Financial futures contracts	510,142

933,884

Net change in net unrealized appreciation/depreciation on:
Investments	30,680,576
Financial futures contracts	(98,385)

30,582,191

Total realized and unrealized gain	31,516,075

Net Increase in Net Assets Resulting from Operations	$34,283,941

See Notes to Financial Statements.

12

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2009	2008

Operations:
Net investment income	$2,767,866	$4,129,383
Net realized gain	933,884	10,149,433
Net change in unrealized appreciation/depreciation	30,582,191	(108,150,090)

Net increase (decrease) in net assets resulting from operations	34,283,941	(93,871,274)

Dividends and Distributions to Shareholders From:
Net investment income:
Class I	(2,800,063)	(3,992,925)
Class II	(39,326)	(57,078)
Net realized gain:
Class I	(1,053,974)	(7,162,086)
Class II	(16,176)	(108,485)

Decrease in net assets resulting from dividends and distributions to shareholders	(3,909,539)	(11,320,574)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(14,957,256)	(32,592,990)

Net Assets:
Total increase (decrease) in net assets	15,417,146	(137,784,838)
Beginning of year	146,025,974	283,810,812

End of year	$161,443,120	$146,025,974

Undistributed net investment income	$7,857	$79,380

See Notes to Financial Statements.

13

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$10.75	$18.60	$17.97	$15.81	$15.35

Net investment income[1]	0.24	0.30	0.31	0.26	0.24
Net realized and unrealized gain (loss)	2.58	(7.23)	0.66	2.19	0.45

Net increase (decrease) from investment operations	2.82	(6.93)	0.97	2.45	0.69

Dividends and distributions from:
Net investment income	(0.24)	(0.33)	(0.34)	(0.29)	(0.23)
Net realized gain	(0.09)	(0.59)	—	—	—

Total dividends and distributions	(0.33)	(0.92)	(0.34)	(0.29)	(0.23)

Net asset value, end of year	$13.24	$10.75	$18.60	$17.97	$15.81

Total Investment Return:[2]
Based on net asset value	26.19%	(37.22)%	5.38%	15.49%	4.49%

Ratios to Average Net Assets:
Total expenses	0.43%	0.43%	0.39%	0.40%	0.39%

Total expenses after fees waived	0.43%	0.43%	0.39%	0.40%	0.39%

Net investment income	1.92%	1.88%	1.66%	1.58%	1.52%

Supplemental Data:
Net assets, end of year (000)	$159,036	$143,897	$282,113	$341,200	$341,855

Portfolio turnover	5%	4%	10%	4%	10%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

14

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights (concluded)

	Class II
	Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$10.66	$18.46	$17.97	$15.80	$15.34

Net investment income[1]	0.21	0.27	0.28	0.26	0.24
Net realized and unrealized gain (loss)	2.56	(7.17)	0.54	2.20	0.45

Net increase (decrease) from investment operations	2.77	(6.90)	0.82	2.46	0.69

Dividends and distributions from:
Net investment income	(0.22)	(0.31)	(0.33)	(0.29)	(0.23)
Net realized gain	(0.09)	(0.59)	—	—	—

Total dividends and distributions	(0.31)	(0.90)	(0.33)	(0.29)	(0.23)

Net asset value, end of year	$13.12	$10.66	$18.46	$17.97	$15.80

Total Investment Return:[2]
Based on net asset value	25.96%	(37.33)%	4.55%	15.56%	4.50%

Ratios to Average Net Assets:
Total expenses	0.58%	0.58%	0.54%	0.39%	0.39%

Total expenses after fees waived	0.58%	0.58%	0.54%	0.39%	0.39%

Net investment income	1.76%	1.79%	1.42%	1.59%	1.53%

Supplemental Data:
Net assets, end of year (000)	$2,407	$2,129	$1,698	$1	$1

Portfolio turnover	5%	4%	10%	4%	10%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

15

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock S&P 500 Index V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. The Money Market Series’ investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Directors (“the Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

16

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives income on the loaned securities but does not receive the income on the collateral. The Fund may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1

17

“Segregation and Collateralization” for information with respect to collateral practices. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Fund may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of
December 31, 2009

	Asset Derivatives
	Statement of Assets and
	Liabilities Location	Value

Equity contracts*	Net unrealized appreciation/ depreciation	$8,771

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Summary Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the
Statement of Operations
Year Ended December 31, 2009

Net Realized Gain (Loss) from
Financial Futures Contracts

Equity contracts	$510,142

Net Change in Unrealized
Appreciation/Depreciation on
Financial Futures Contracts

Equity contracts	$(98,385)

For the year ended December 31, 2009, the average derivative activity was as follows:

Futures:

Average number of contracts	36

Average value	$20,462

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based upon the average daily value of the Fund’s net assets at the following rates: 0.30% of the Fund’s average daily net assets not exceeding $500 million; 0.275% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.25% of average daily net assets in excess of $1 billion. The investment advisory fee reductions for assets exceeding $500 million are voluntary and may be terminated by the Manager without notice at any time.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2009, the Fund reimbursed the Manager $2,712 for certain

18

accounting services, which is included in accounting services in the Statement of Operations.

The Company has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plan adopted by the Company in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.15% based upon the average daily net assets of Class II.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services and customer identification services.

The Company has received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM, on behalf of the Fund, may invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2009, BIM received $10,948 in securities lending agent fees.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2009 were $7,692,496 and $18,349,019, respectively.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended December 31, 2009.

6.  Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/2009	12/31/2008

Distributions paid from:

Ordinary income	$3,012,644	$4,050,003

Long-term capital gains	896,895	7,270,571

Total distributions	$3,909,539	$11,320,574

19

As of December 31, 2009, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$166,483

Undistributed net long-term capital gains	409,754

Net unrealized gains*	47,914,649

Total	$48,490,886

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and options and the treatment of certain security lending transactions.

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting this sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

8.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	987,845	$11,820,019

Shares issued to shareholders in reinvestment of dividends and distributions	290,649	3,854,037

Total issued	1,278,494	15,674,056

Shares redeemed	(2,653,784)	(30,417,122)

Net decrease	(1,375,290)	$(14,743,066)

Class I Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	1,241,194	$19,266,886

Shares issued to shareholders in reinvestment of dividends and distributions	1,052,364	11,155,011

Total issued	2,293,558	30,421,897

Shares redeemed	(4,070,495)	(64,684,865)

Net decrease	(1,776,937)	$(34,262,968)

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	27,397	$263,055

Shares issued to shareholders in reinvestment of dividends and distributions	4,228	55,502

Total issued	31,625	318,557

Shares redeemed	(47,933)	(532,747)

Net decrease	(16,308)	$(214,190)

Class II Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	119,935	$1,909,689

Shares issued to shareholders in reinvestment of dividends and distributions	15,753	165,563

Total issued	135,688	2,075,252

Shares redeemed	(27,913)	(405,274)

Net increase	107,775	$1,669,978

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 23, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock S&P 500 Index V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of BlackRock S&P 500 Index V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock S&P 500 Index V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 23, 2010

21

BlackRock Total Return V.I. Fund

Annual Report
December 31, 2009

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed its benchmark, the Barclays Capital US Aggregate Bond Index, for the 12-month period.

What factors influenced performance?

•	The primary contributors to the Fund’s outperformance included a non-index allocation to non-agency mortgage-backed securities (MBS) and overweight positions in commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and investment-grade corporate debt. The Fund’s yield curve positioning throughout the year also aided returns.

•	Conversely, the Fund’s duration positioning was a negligible detractor during the period.

Describe recent portfolio activity.

•	During the annual period, we made some asset allocation shifts within the Fund. Specifically, we decreased exposure to higher-risk, non-government assets, while we increased exposure to government-owned and/or government-related assets. As the markets rebounded off of their 2008 and early 2009 lows, spreads compressed dramatically in CMBS, ABS and non-agency MBS. As a result, we took advantage of the move in these markets and reduced exposure, selling into strength. To varying degrees, we used those proceeds to increase the Fund’s allocation to Treasuries, agency debentures, FDIC-guaranteed debt, non-US government-guaranteed debt and investment-grade corporates.

Describe Fund positioning at period end.

•	At period end, although we have reduced exposure to risk assets, the Fund remains underweight in government-related sectors, in favor of non-government spread sectors. Within government sectors, the Fund is overweight in FDIC-guaranteed debt and non-US government-guaranteed debt, while it is underweight in Treasuries and agency mortgages. Within the non-government sectors, the Fund is overweight in AAA-rated CMBS, ABS and investment-grade corporate debt. The Fund also holds an out-of-index allocation to non-agency MBS and non-US government bonds. At period end, the Fund duration was slightly longer than its benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests at least 80%, and typically 90% or more, of its net assets in fixed income securities.

[2]	Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.
Performance Summary as of December 31, 2009

	Standardized	6-Month		Average Annual Total Returns
	30-Day Yield	Total Returns		1 Year		5 Years		10 Years

Class I Shares[4]	4.78%	10.06%		17.79%		2.69%		4.86%

Class III Shares[4]	—	9.93	[5]	17.50	[5]	2.44	[5]	4.59	[5]

Barclays Capital US Aggregate Bond Index	—	3.95		5.93		4.97		6.33

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.
[5]	The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution
(12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

3

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Fund Information as of December 31, 2009

Percent of
Portfolio Composition	Long-Term Investments

U.S. Government Sponsored Agency Securities	47%
Corporate Bonds	15
Non-Agency Mortgage-Backed Securities	15
U.S. Treasury Obligations	11
Asset-Backed Securities	6
Foreign Agency Obligations	3
Preferred Securities	2
Taxable Municipal Bonds	1

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and Net Asset Value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through borrowings or by entering into reverse repurchase agreements and dollar rolls.

In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund will benefit from the incremental net income.

Furthermore, the value of the Fund’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage and may reduce investment income.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including swaps, options, financial futures contracts and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate, foreign currency exchange rate and/or credit risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other fund’s shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	July 1, 2009	December 31, 2009	During the Period	July 1, 2009	December 31, 2009	During the Period

	Including Interest Expense

Class I	$1,000	$1,100.60	$3.55[1]	$1,000	$1,021.82	$3.41[1]

	Excluding Interest Expense

Class I	$1,000	$1,100.60	$3.34[3]	$1,000	$1,022.02	$3.21[3]

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

[3]	Expenses are equal to the Fund’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

Section 19(a) Notice

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

December 31, 2009

Total Fiscal Year-to-Date Cumulative
Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative
Net Investment	Net Realized	Return of	Total Per	Net Investment	Net Realized	Return of	Total Per
Income	Capital Gains	Capital	Common Share	Income	Capital Gains	Capital	Common Share

$0.660706570	—	—	$0.660706570	100%	—	—	100%

5

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)		Value

ACE Securities Corp. (a):
Series 2003-OP1, Class A2, 0.59%, 12/25/33	USD	122	$82,413
Series 2005-ASP1, Class M1, 0.91%, 9/25/35		2,000	420,000
Bear Stearns Asset Backed Securities Trust (a):
Series 2005-4, Class A, 0.56%, 1/25/36		214	202,569
Series 2005-HE10, Class A2, 0.52%, 11/25/35		244	240,092
Series 2005-SD1, Class 1A2, 0.53%, 7/25/27		711	675,505
Series 2006-HE8, Class 1A1, 0.30%, 10/25/36		258	253,149
Chase Issuance Trust, Series 2009-A7, Class A7, 0.68%, 9/17/12 (a)		2,045	2,047,441
Countrywide Asset-Backed Certificates (a):
Series 2003-BC3, Class A2, 0.85%, 9/25/33		172	124,738
Series 2004-5, Class A, 0.68%, 10/25/34		300	235,767
Series 2004-13, Class AF4, 4.58%, 1/25/33		1,363	1,212,818
Series 2007-1, Class 2A1, 0.28%, 7/25/37		1,356	1,275,597
Daimler Chrysler Auto Trust, Series 2006-D, Class A3, 4.98%, 2/08/11		166	166,124
IXIS Real Estate Capital Trust, Series 2007-HE1, Class A1, 0.29%, 5/25/37 (a)		747	245,468
Irwin Home Equity Corp., Series 2005-C, Class 1A1, 0.49%, 4/25/30 (a)		105	101,762
JPMorgan Mortgage Acquisition Corp., Series 2006-HE3, Class A2, 0.30%, 11/25/36 (a)		92	90,825
Lehman XS Trust, Series 2005-5N, Class 3A2, 0.59%, 11/25/35 (a)		845	289,845
Morgan Stanley ABS Capital I (a):
Series 2005-HE1, Class A2MZ, 0.53%, 12/25/34		155	126,345
Series 2007-NC1, Class A2A, 0.28%, 11/25/36		276	272,562
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.49%, 6/25/35 (a)		487	381,298
Option One Mortgage Loan Trust, Series 2003-4, Class A2, 0.87%, 7/25/33 (a)		459	330,773
RAAC Series 2005-SP2, Class 2A, 0.53%, 6/25/44 (a)		1,648	830,805
Residential Asset Mortgage Products, Inc., Series 2005-RS3, Class AI2, 0.40%, 3/25/35 (a)		20	19,654
Residential Asset Securities Corp., Series 2003-KS5, Class AIIB, 0.81%, 7/25/33 (a)		190	111,665
SLM Student Loan Trust (a):
Series 2002-1, Class A2, 0.39%, 4/25/17	USD	1,005	1,000,587
Series 2005-4, Class A2, 0.36%, 4/26/21		570	565,326
Series 2008-5, Class A2, 1.38%, 10/25/16		2,770	2,812,409
Series 2008-5, Class A3, 1.58%, 1/25/18		700	719,628
Series 2008-5, Class A4, 1.98%, 7/25/23		1,890	1,975,218
Structured Asset Securities Corp., Series 2004-23XS, Class 2A1, 0.53%, 1/25/35 (a)		541	329,513
USAA Auto Owner Trust, Series 2006-4, Class A4, 4.98%, 10/15/12		2,825	2,895,730

Total Asset-Backed Securities — 9.9%			20,035,626

Corporate Bonds

Aerospace & Defense — 0.0%
L-3 Communications Corp., 5.88%, 1/15/15		70	69,913

Air Freight & Logistics — 0.0%
United Parcel Service, Inc., 6.20%, 1/15/38		40	44,346

Airlines — 0.5%
American Airlines, Inc., Series 2003-1, 3.86%, 1/09/12		350	335,416
Continental Airlines, Inc., Series 2002-1, 6.56%, 8/15/13		600	579,000

			914,416

Beverages — 1.1%
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12 (b)		2,125	2,134,956

Capital Markets — 2.1%
The Bear Stearns Cos., Inc., 0.68%, 7/19/10 (a)		505	505,865
CDP Financial, Inc., 3.00%, 11/25/14 (b)		1,165	1,136,819
The Goldman Sachs Group, Inc., 5.25%, 10/15/13		600	637,208
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (c)(d)		1,025	308
Morgan Stanley:
0.53%, 1/09/12 (a)		400	395,471
4.20%, 11/20/14		240	240,168
6.25%, 8/28/17		115	120,012
5.63%, 9/23/19		230	231,681
Series F, 5.55%, 4/27/17		905	909,006

			4,176,538

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of some of the securities have been abbreviated according to the following list:

EUR	Euro	RB	Revenue Bonds
GBP	British Pound	STRIPS	Separately Traded Registered Interest and Principal Securities
GO	General Obligation Bonds	USD	US Dollar
LIBOR	London Inter-Bank Offered Rate

See Notes to Financial Statements.

6

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Chemicals — 0.3%
Huntsman International LLC:
7.88%, 11/15/14	USD	350	$342,125
7.38%, 1/01/15		105	100,800
NOVA Chemicals Corp.:
6.50%, 1/15/12		80	80,400
3.65%, 11/15/13 (a)		175	160,125

			683,450

Commercial Banks — 1.3%
Corporacion Andina de Fomento, 6.88%, 3/15/12		810	868,076
Eksportfinans ASA:
3.00%, 11/17/14		890	876,379
5.50%, 5/25/16		700	754,172
Royal Bank of Scotland Group Plc, 2.63%, 5/11/12 (b)		200	202,863

			2,701,490

Consumer Finance — 0.3%
SLM Corp., 5.40%, 10/25/11		625	624,448

Containers & Packaging — 0.2%
Ball Corp.:
7.13%, 9/01/16		175	179,375
7.38%, 9/01/19		175	179,812

			359,187

Diversified Financial Services — 1.3%
FCE Bank Plc, 7.88%, 2/15/11	GBP	300	482,136
General Electric Capital Corp., 6.15%, 8/07/37	USD	440	415,503
JPMorgan Chase Bank NA:
6.00%, 7/05/17		805	853,066
Series BKNT, 6.00%, 10/01/17		745	797,652

			2,548,357

Diversified Telecommunication Services — 2.1%
AT&T, Inc., 6.50%, 9/01/37		1,350	1,399,275
Qwest Communications International, Inc.:
7.50%, 2/15/14		100	100,375
Series B, 7.50%, 2/15/14		40	40,150
Qwest Corp., 8.88%, 3/15/12		75	80,625
Telefonica Emisiones SAU, 4.95%, 1/15/15		700	748,258
Verizon Communications, Inc., 8.75%, 11/01/18 (e)		1,450	1,811,078

			4,179,761

Electric Utilities — 0.4%
Florida Power & Light Co., 5.95%, 2/01/38		375	393,939
Florida Power Corp., 6.40%, 6/15/38		225	245,653
Southern California Edison Co., Series 08-A, 5.95%, 2/01/38		225	236,363

			875,955

Food Products — 0.6%
Kraft Foods, Inc., 6.50%, 8/11/17		1,185	1,285,791

Hotels, Restaurants & Leisure — 0.2%
Wendy’s International, Inc., 6.25%, 11/15/11	USD	435	450,225

Household Durables — 1.6%
Centex Corp., 5.13%, 10/01/13		764	777,370
D.R. Horton, Inc.:
6.88%, 5/01/13		630	644,175
6.13%, 1/15/14		705	703,237
5.63%, 9/15/14		185	178,987
KB Home, 6.38%, 8/15/11		111	111,000
Lennar Corp., Series B, 5.60%, 5/31/15		290	265,713
Pulte Homes, Inc., 5.20%, 2/15/15		215	200,488
Ryland Group, Inc., 5.38%, 5/15/12		195	197,925
Toll Brothers Finance Corp., 4.95%, 3/15/14		180	175,341

			3,254,236

IT Services — 0.6%
First Data Corp., 9.88%, 9/24/15		455	424,288
Sabre Holdings Corp., 8.35%, 3/15/16		810	738,113

			1,162,401

Independent Power Producers & Energy Traders — 0.5%
TXU Corp., 5.55%, 11/15/14		940	666,646
Texas Competitive Electric Holdings Co LLC, Series B, 10.25%, 11/01/15		388	314,280

			980,926

Insurance — 1.2%
Hartford Life Global Funding Trusts, 0.43%, 6/16/14 (a)		1,275	1,156,735
Metropolitan Life Global Funding I, 5.13%, 4/10/13 (b)(e)		875	926,966
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (b)		295	304,953

			2,388,654

Internet & Catalog Retail — 0.4%
Expedia, Inc., 7.46%, 8/15/18		660	720,225

Media — 3.1%
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17 (b)		585	601,380
Comcast Corp.:
6.45%, 3/15/37		630	649,574
6.95%, 8/15/37		90	98,090
Cox Communications, Inc., 8.38%, 3/01/39 (b)		475	591,460
News America Holdings, Inc., 9.25%, 2/01/13		330	385,026
News America, Inc.:
6.40%, 12/15/35		390	400,467
6.75%, 1/09/38		555	575,711
Rainbow National Services LLC, 10.38%, 9/01/14 (b)		490	516,950

See Notes to Financial Statements.

7

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Media (concluded)

Time Warner Cable, Inc., 5.85%, 5/01/17	USD	340	$357,229
Time Warner Cos., Inc., 9.13%, 1/15/13		1,790	2,076,996

			6,252,883

Oil, Gas & Consumable Fuels — 3.5%
BP Capital Markets Plc, 3.13%, 3/10/12		915	942,494
Cenovus Energy, Inc., 6.75%, 11/15/39 (b)		495	539,577
ConocoPhillips, 4.60%, 1/15/15		1,130	1,200,049
Enterprise Products Operating LLC, 6.13%, 10/15/39		275	265,670
Kinder Morgan Finance Co. ULC, 5.35%, 1/05/11		430	434,300
Kinder Morgan, Inc., 6.50%, 9/01/12		130	135,200
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		800	800,897
Petrobras International Finance Co.:
5.88%, 3/01/18		45	45,378
5.75%, 1/20/20		1,055	1,073,238
Sabine Pass LNG LP, 7.50%, 11/30/16		530	441,225
Shell International Finance BV, 4.00%, 3/21/14		1,050	1,095,708
Tennessee Gas Pipeline Co., 7.00%, 10/15/28		135	143,897

			7,117,633

Paper & Forest Products — 0.2%
International Paper Co., 7.30%, 11/15/39		350	371,301

Pharmaceuticals — 1.2%
Eli Lilly & Co., 3.55%, 3/06/12		435	452,698
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13		650	697,742
Roche Holdings Inc. (b):
2.26%, 2/25/11 (a)		215	219,533
5.00%, 3/01/14		950	1,016,345

			2,386,318

Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., 5.65%, 9/15/11		170	124,950

Road & Rail — 0.0%
The Hertz Corp., 8.88%, 1/01/14		90	92,025

Software — 0.2%
Oracle Corp., 5.75%, 4/15/18		470	508,157

Thrifts & Mortgage Finance — 0.4%
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (b)		790	788,471

Wireless Telecommunication Services — 1.9%
CellCo Partnership:
3.75%, 5/20/11		2,030	2,093,267
8.50%, 11/15/18		400	496,153
Vodafone Group Plc, 4.15%, 6/10/14	USD	1,200	1,234,541

			3,823,961

Total Corporate Bonds — 25.3%			51,020,974

Foreign Agency Obligations

Bundesrepublik Deutschland, Series 08, 4.75%, 7/04/40	EUR	1,800	2,860,745
Japan Finance Corp., 2.00%, 6/24/11	USD	585	592,055
Kreditanstalt fuer Wiederaufbau, 2.75%, 10/21/14		1,200	1,186,514
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13		75	79,074
Series E, 5.25%, 7/02/12		260	280,910
Series E, 4.38%, 1/15/13		170	179,364
Series E, 4.00%, 2/02/15		150	155,755
Mexico Government International Bond, 6.38%, 1/16/13		596	658,580
Province of Ontario, Canada:
4.10%, 6/16/14		830	866,200
Series 1, 1.88%, 11/19/12		705	700,368
Qatar Government International Bond, 4.00%, 1/20/15 (b)		455	456,138

Total Foreign Agency Obligations — 4.0%			8,015,703

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 11.4%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 3A1, 5.36%, 8/25/35 (a)		4,956	4,231,486
CitiMortgage Alternative Loan Trust, Series 2007-A8, Class A1, 6.00%, 10/25/37		2,188	1,474,645
Countrywide Alternative Loan Trust, Series 2006-OC10, Class 2A1, 0.32%, 11/25/36 (a)		347	334,682
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.43%, 4/25/46 (a)		365	177,161
Series 2006-0A5, Class 3A1, 0.43%, 4/25/46 (a)		682	314,902
Series 2007-J3, Class A10, 6.00%, 7/25/37		1,596	1,170,842
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1, 6.00%, 10/25/21		381	253,878
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 5.50%, 8/25/35 (a)		412	355,132
Impac Secured Assets CMN Owner Trust, Series 2004-3 (a):
Class 1A4, 1.03%, 11/25/34		310	277,266
Class M1, 1.13%, 11/25/34		2,200	590,790
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		167	143,472
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		170	142,813

See Notes to Financial Statements.

8

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
Non-Agency Mortgage-Backed Securities	(000)		Value

Collateralized Mortgage Obligations (concluded)

Residential Accredit Loans, Inc., Series 2006-Q02, Class A1, 0.45%, 2/25/46 (a)	USD	519	$212,456
Station Place Securitization Trust, Series 2009-1, Class A, 1.74%, 12/29/10 (a)(b)		945	940,275
Structured Adjustable Rate Mortgage Loan, Trust, Series 2007-3, Class 2A1, 5.71%, 4/25/37 (a)		2,511	1,611,251
Structured Asset Securities Corp., Series 2005-GEL2, Class A, 0.51%, 4/25/35 (a)		196	168,191
WaMu Mortgage Pass-Through Certificates, Class 1A (a):
Series 2007-0A4, 1.31%, 5/25/47		421	232,747
Series 2007-0A5, 1.29%, 6/25/47		366	183,739
Wells Fargo Mortgage Backed Securities Trust (a):
Series 2005-AR15, Class 2A1, 5.11%, 9/25/35		3,250	2,932,812
Series 2006-AR2, Class 2A5, 5.02%, 3/25/36		2,006	1,614,844
Series 2006-AR3, Class A4, 5.71%, 3/25/36		2,506	1,850,941
Series 2006-AR4, Class 2A4, 5.78%, 4/25/36		400	335,607
Series 2006-AR12, Class 2A1, 6.10%, 9/25/36		566	472,993
Series 2006-AR15, Class A1, 5.66%, 10/25/36		2,881	2,302,331
Series 2006-AR17, Class A1, 5.65%, 10/25/36		881	654,027

			22,979,283

Commercial Mortgage-Backed Securities — 13.2%
Bank of America Commercial Mortgage, Inc., Series 2003-2, Class A3, 4.87%, 3/11/41 (a)		2,800	2,903,366
Bear Stearns Commercial Mortgage Securities:
Series 1998-C1, Class A2, 6.44%, 6/16/30		32	32,427
Series 2007-PW18, Class A4, 5.70%, 6/11/50		450	392,694
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A1, 4.11%, 12/15/35		801	813,321
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49		230	213,586
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3, 5.09%, 7/10/37 (a)		815	831,088
First Union National Bank Commercial Mortgage:
Series 1999-C4, Class E, 7.84%, 12/15/31 (a)(b)		2,231	2,230,902
Series 2001-C2, Class B, 6.82%, 1/12/43		3,275	3,378,866
Greenwich Capital Commercial Funding Corp., Series 2004-GG1: Class A4, 4.76%, 6/10/36		4,180	4,197,832
Class A5, 4.88%, 6/10/36		2,720	2,753,816
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB2, Class A3, 6.43%, 4/15/35		2,735	2,848,490
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A2, 7.95%, 5/15/25 (a)	USD	354	354,676
Morgan Stanley Capital I, Series 2007-HQ12, Class A2, 5.63%, 4/12/49 (a)		345	348,432
Morgan Stanley Dean Witter Capital I, Series 2000-LIFE, Class A2, 7.57%, 11/15/36 (a)		109	108,612
Wachovia Bank Commercial Mortgage Trust (a):
Series 2005-C20, Class A6A, 5.11%, 7/15/42		2,480	2,480,030
Series 2005-C21, Class A3, 5.21%, 10/15/44		775	785,526
Series 2006-C26, Class A3, 6.01%, 6/15/45		1,970	1,869,040

			26,542,704

Total Non-Agency Mortgage-Backed Securities — 24.6%			49,521,987

Preferred Securities

Capital Trusts

Capital Markets — 0.0%
Goldman Sachs Capital II, 5.79% (a)(f)		115	89,125
Lehman Brothers Holdings Capital Trust VII, 5.86% (a)(c)(d)(f)		185	56

			89,181

Diversified Financial Services — 0.9%
General Electric Capital Corp., 6.38%, 11/15/67 (a)		560	485,800
JPMorgan Chase & Co., 7.90% (a)(f)		855	881,898
JPMorgan Chase Capital XXV, 6.80%, 10/01/37		395	392,457

			1,760,155

Insurance — 1.6%
Chubb Corp., 6.38%, 3/29/67 (a)		675	627,750
Lincoln National Corp., 7.00%, 5/17/66 (a)		470	390,100
MetLife, Inc., 6.40%, 12/15/66		895	783,125
Progressive Corp., 6.70%, 6/15/37 (a)		650	575,165
Reinsurance Group of America, 6.75%, 12/15/65 (a)		345	291,627
The Travelers Cos., Inc., 6.25%, 3/15/67 (a)		430	391,726
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(b)		133	112,385

			3,171,878

Total Preferred Securities — 2.5%			5,021,214

See Notes to Financial Statements.

9

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
Taxable Municipal Bonds	(000)		Value

The Board of Trustees of The Leland Stanford Junior University, 4.25%, 5/01/16	USD	300	$308,526
Chicago Metropolitan Water Reclamation District-Greater Chicago Illinois, GO, Build America Bonds, 5.72%, 12/01/38		315	315,870
Dallas Area Rapid Transit, RB, Build America Bonds, 6.00%, 12/01/44		170	174,561
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		430	480,159
New York State Dormitory Authority, RB, Build America Bonds, 5.63%, 3/15/39		350	334,043
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		255	253,524
State of California, GO:
Build America Bonds, 7.30%, 10/01/39		440	415,835
Various Purpose 3, 5.45%, 4/01/15		1,575	1,584,198
State of Texas, GO, Build America Bonds, 5.52%, 4/01/39		835	814,451

Total Taxable Municipal Bonds — 2.3%			4,681,167

U.S. Government Sponsored Agency Securities

Agency Obligations — 6.3%
Fannie Mae:
2.63%, 11/20/14		1,245	1,235,346
5.25%, 9/15/16 (g)		1,675	1,850,604
Federal Home Loan Bank of Chicago, 5.63%, 6/13/16 (e)		1,285	1,295,531
Federal Home Loan Banks, 5.38%, 5/15/19 (h)		2,940	3,146,714
Freddie Mac:
1.13%, 12/15/11 (h)		3,340	3,329,623
1.75%, 6/15/12		800	803,543
Tennessee Valley Authority, 5.25%, 9/15/39		1,060	1,050,306

			12,711,667

Collateralized Mortgage Obligations — 2.0%
Freddie Mac Mortgage-Backed Securities, Class VA:
Series 3068, 5.50%, 10/15/16		1,047	1,102,826
Series 3087, 5.50%, 3/15/15		2,772	2,918,440

			4,021,266

Federal Deposit Insurance Corporation Guaranteed — 6.8%
Citibank NA:
1.38%, 8/10/11		3,400	3,409,013
1.75%, 12/28/12 (h)		1,390	1,377,771
Citigroup Funding, Inc.:
2.13%, 7/12/12		940	947,259
1.88%, 10/22/12 (h)		1,800	1,793,200
General Electric Capital Corp. (h):
2.25%, 3/12/12		1,100	1,115,939
2.00%, 9/28/12		1,100	1,101,423
2.13%, 12/21/12		2,385	2,387,211
2.63%, 12/28/12		1,550	1,578,540

			13,710,356

Interest Only Collateralized Mortgage Obligations — 0.1%
Ginnie Mae Trust, Series 2009-26, Class SC,
6.17%, 1/16/38 (a)	USD	1,713	216,981

Mortgage-Backed Securities — 62.3%
Fannie Mae Mortgage-Backed Securities:
4.00%, 12/01/14-1/01/40 (i)		3,300	3,247,922
4.50%, 1/15/25-1/15/40 (i)		28,657	28,665,625
4.84%, 8/01/38 (a)		1,461	1,535,015
5.00%, 1/01/23-1/15/40 (i)		22,118	22,783,884
5.50%, 1/15/25-1/15/40 (i)		25,819	27,109,981
6.00%, 2/01/17-1/15/40 (i)		8,167	8,704,583
6.50%, 1/15/40 (i)		3,600	3,855,377
Freddie Mac Mortgage-Backed Securities:
5.00%, 2/01/22-4/01/22		1,068	1,120,668
5.05%, 4/01/38 (a)		1,294	1,363,622
5.50%, 10/01/34-1/15/40 (i)		5,267	5,520,533
6.00%, 6/01/37-1/15/40 (i)		14,606	15,503,538
Ginnie Mae Mortgage-Backed Securities (i):
5.00%, 1/15/40		4,000	4,113,124
6.50%, 1/15/40		1,800	1,913,625

			125,437,497

Total U.S. Government Sponsored Agency Securities — 77.5%			156,097,767

U.S. Treasury Obligations

U.S. Treasury Bonds (h):
7.25%, 5/15/16		1,090	1,349,301
8.13%, 8/15/19		4,740	6,379,746
8.13%, 8/15/21		2,630	3,607,208
8.00%, 11/15/21 (l)		2,800	3,812,813
7.13%, 2/15/23		700	897,750
U.S. Treasury Notes:
1.13%, 12/15/12		5	4,920
2.38%, 12/31/14		455	453,685
4.00%, 8/15/18 (h)		1,900	1,940,523
3.38%, 11/15/19 (h)		11,025	10,604,727
8.13%, 5/15/21		1,145	1,567,040
5.25%, 2/15/29 (h)		1,600	1,733,501
4.25%, 5/15/39 (l)		475	445,609
4.50%, 8/15/39 (g)(h)(l)		1,800	1,759,219
U.S. Treasury STRIPS, 4.69%, 8/15/20 (h)(j)		4,000	2,544,840

Total U.S. Treasury Obligations — 18.4%			37,100,882

Total Long-Term Investments (Cost — $341,448,010) — 164.5%			331,495,320

Short-Term Securities

Borrowed Bond Agreements
Barclays Capital Inc., 0.02%, 1/13/10		2,990	2,990,040
Credit Suisse Securities (USA) LLC, 0.05%, 1/13/10		1,597	1,597,275

See Notes to Financial Statements.

10

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

	Par
Short-Term Securities	(000)			Value

Borrowed Bond Agreements (concluded)

Credit Suisse Securities (USA) LLC, 0.00%, 1/13/10	USD	656		$655,775
JPMorgan Securities Inc., 0.05%, 1/13/10		2,528		2,528,237

Total Short-Term Securities (Cost — $7,771,327) — 3.8%				7,771,327

Options Purchased	Contracts

Over-the-Counter Call Swaptions Purchased — 0.6%
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, Expires 2/25/10, Broker Morgan Stanley Capital Services, Inc.		9	(k)	965
Receive a fixed rate of 3.40% and pay a floating rate based on 3-month LIBOR, Expires 4/08/10, Broker Deutsche Bank AG		5	(k)	14,877
Receive a fixed rate of 1.92% and pay a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker Morgan Stanley Capital Services, Inc.		17	(k)	87,499
Receive a fixed rate of 1.95% and pay a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker Citibank NA		17	(k)	90,669
Receive a fixed rate of 3.71% and pay a floating rate based on 3-month LIBOR, Expires 4/07/11, Broker JPMorgan Chase Bank NA		3	(k)	48,030
Receive a fixed rate of 5.71% and pay a floating rate based on 3-month LIBOR, Expires 5/25/12, Broker Deutsche Bank AG		10	(k)	966,820

				1,208,860

Over-the-Counter Put Swaptions Purchased — 1.8%
Pay a fixed rate of 5.35% and receive a floating rate based 3-month LIBOR, Expires 2/04/10, Broker JPMorgan Chase Bank NA		21	(k)	1,352
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 3/15/10, Broker Royal Bank of Scotland Plc		10	(k)	73,177
Pay a fixed rate of 3.40% and receive a floating rate based on 3-month LIBOR, Expires 4/08/10, Broker Deutsche Bank AG		5	(k)	339,822
Pay a fixed rate of 1.92% and receive a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker Morgan Stanley Capital Services, Inc.		17	(k)	51,161
Pay a fixed rate of 1.95% and receive a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker Citibank NA		17	(k)	50,165
Pay a fixed rate of 3.71% and receive a floating rate based 3-month LIBOR, Expires 4/07/11, Broker JPMorgan Chase Bank NA		3	(k)	236,655
Pay a fixed rate of 5.71% and receive a floating rate based on 3-month LIBOR, Expires 5/25/12, Broker Deutsche Bank AG		10	(k)	426,800
Pay a fixed rate of 5.04% and receive a floating rate based 3-month LIBOR, Expires 10/15/12, Broker JPMorgan Chase Bank NA		17	(k)	1,140,309
Pay a fixed rate of 5.17% and receive a floating rate based 3-month LIBOR, Expires 10/23/12, Broker JPMorgan Chase Bank NA		17	(k)	1,047,111
Pay a fixed rate of 5.09% and receive a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker Credit Suisse International		3	(k)	170,466

				3,537,018

Exchange-Traded Put Options Purchased — 0.1%
10-Year US Treasury Bond, Strike Price USD 117, Expires 2/19/10		58		119,625
Euro-Dollar Future, Strike Price USD 98.75, Expires 9/13/10		139		100,775

				220,400

Total Options Purchased (Cost — $4,200,208) — 2.5%				4,966,278

Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $353,419,545*) — 170.8%				344,232,925

	Par
Borrowed Bonds	(000)

U.S. Treasury Notes: 3.38%, 11/15/19	USD	6,335		(6,093,510)
8.13%, 5/15/21		1,145		(1,567,040)

Total Borrowed Bonds (Proceeds — $7,859,848) — (3.8)%				(7,660,550)

TBA Sale Commitments (i)

Fannie Mae Mortgage-Backed Securities:
4.50%, 1/15/25-1/15/40		12,400		(12,376,750)
5.00%, 1/01/23-1/15/40		20,000		(20,540,786)
5.50%, 1/15/25-1/15/40		17,400		(18,212,911)
6.00%, 2/01/17-1/15/40		7,700		(8,154,777)
Freddie Mac Mortgage-Backed Securities:
5.00%, 2/01/22-4/01/22		1,000		(1,045,312)
6.00%, 6/01/37-1/15/40		10,800		(11,451,370)

Total TBA Sale Commitments (Proceeds — $72,305,763) — (35.6)%				(71,781,906)

Options Written	Contracts

Over-the-Counter Call Swaptions Written — (2.0)%
Pay a fixed rated of 3.58% and receive a floating rate based on 3-month LIBOR, Expires 1/08/10, Broker Deutsche Bank AG		7	(k)	(83)
Pay a fixed rated of 3.60% and receive a floating rate based on 3-month LIBOR, Expires 2/04/10, Broker JPMorgan Chase Bank NA		2	(k)	(2,813)
Pay a fixed rated of 3.80% and receive a floating rate based on 3-month LIBOR, Expires 5/28/10, Broker Morgan Stanley Capital Services, Inc.		12	(k)	(155,436)

See Notes to Financial Statements.

11

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts		Value

Over-the-Counter Call Swaptions Written (concluded)

Pay a fixed rate of 4.88% and receive a floating rate based on 3-month LIBOR, Expires 5/04/10, Broker Deutsche Bank AG	5	(k)	$(363,204)
Pay a fixed rated of 4.80% and receive a floating rate based on 3-month LIBOR, Expires 6/11/10, Broker Citibank NA	4	(k)	(220,252)
Pay a fixed rate of 4.12% and receive a floating rate based on 3-month LIBOR, Expires 8/26/10, Broker Goldman Sachs International	2	(k)	(57,082)
Pay a fixed rate of 4.12% and receive a floating rate based on 3-month LIBOR, Expires 8/27/10, Broker Morgan Stanley Capital Services, Inc.	2	(k)	(51,382)
Pay a fixed rate of 5.56% and receive a floating rate based on 3-month LIBOR, Expires 10/12/10, Broker Union Bank of Switzerland, AG	23	(k)	(2,465,734)
Pay a fixed rate of 5.40% and receive a floating rate based on 3-month LIBOR, Expires 12/14/10, Broker Union Bank of Switzerland, AG	5	(k)	(452,995)
Pay a fixed rate of 4.49% and receive a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG	2	(k)	(101,499)
Pay a fixed rated of 4.89% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG	2	(k)	(92,281)

			(3,962,761)

Over-the-Counter Put Swaptions Written — (1.3)%
Receive a fixed rate of 4.08% and pay a floating rate based on 3-month LIBOR, Expires 1/08/10, Broker Deutsche Bank AG	7	(k)	(19,003)
Receive a fixed rate of 4.10% and pay a floating rate based on 3-month LIBOR, Expires 2/04/10, Broker JPMorgan Chase Bank NA	2	(k)	(16,077)
Receive a fixed rated of 5.50% and pay a floating rate based on 3-month LIBOR, Expires 3/15/10, Broker Royal Bank of Scotland Plc	10	(k)	(6,409)
Receive a fixed rate of 4.50% and pay a floating rate based on 3-month LIBOR, Expires 5/28/10, Broker Morgan Stanley Capital Services, Inc.	12	(k)	(216,756)
Receive a fixed rate of 4.88% and pay a floating rate based on 3-month LIBOR, Expires 5/04/10, Broker Deutsche Bank AG	5	(k)	(41,526)
Receive a fixed rate of 4.80% and pay a floating rate based on 3-month LIBOR, Expires 6/11/10, Broker Citibank NA	4	(k)	(47,318)
Receive a fixed rate of 4.12% and pay a floating rate based on 3-month LIBOR, Expires 8/26/10, Broker Goldman Sachs International	2	(k)	(92,528)
Receive a fixed rate of 4.12% and pay a floating rate based on 3-month LIBOR, Expires 8/27/10, Broker Morgan Stanley Capital Services, Inc.	2	(k)	(84,417)
Receive a fixed rate of 5.56% and pay a floating rate based on 3-month LIBOR, Expires 10/12/10, Broker Union Bank of Switzerland, AG	23	(k)	(282,678)
Receive a fixed rate of 5.40% and pay a floating rate based on 3-month LIBOR, Expires 12/14/10, Broker Union Bank of Switzerland, AG	5	(k)	(93,749)
Receive a fixed rate 4.49% and pay a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG	2	(k)	(166,550)
Receive a fixed rate of 6.04% and pay a floating rate based on 3-month LIBOR, Expires 10/15/12, Broker JPMorgan Chase Bank NA	17	(k)	(679,337)
Receive a fixed rate of 6.17% and pay a floating rate based on 3-month LIBOR, Expires 10/23/12, Broker JPMorgan Chase NA	17	(k)	(622,948)
Receive a fixed rate of 6.09% and pay a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker Credit Suisse International	3	(k)	(101,644)
Receive a fixed rate of 4.89% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG	2	(k)	(144,203)

			(2,615,143)

Exchange-Traded Put Options Written — (0.1)%
10-Year US Treasury Bond, Strike Price USD 116, Expires 2/19/10	58		(83,375)
Euro-Dollar Future, Strike Price USD 98.25, Expires 9/13/10	139		(57,337)

			(140,712)

Total Options Written (Premiums Received — $6,678,327) — (3.4)%			(6,718,616)

Total Investments, Net of Borrowed Bonds, TBA Sale Commitments and Options Written — 128.0%			258,071,853
Liabilities in Excess of Other Assets — (28.0)%			(56,524,954)

Net Assets — 100.0%			$201,546,899

See Notes to Financial Statements.

12

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Schedule of Investments December 31, 2009 (continued)

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$353,481,487

Gross unrealized appreciation	$7,325,488
Gross unrealized depreciation	(16,574,050)

Net unrealized depreciation	$(9,248,562)

(a)   Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	All or a portion of security has been pledged as collateral in connection with swaps.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(h)	All or a portion of security has been pledged as collateral for reverse repurchase agreements.

(i)	Represents or includes a “to-be-announced” transaction. Net unsettled TBA transactions were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)

BNP Paribas	$1,913,625	$(8,430)
Bank of America NA	$2,077,844	$(15,932)
CitiGroup Global Markets	$1,851,188	$(23,324)
Credit Suisse International	$(7,117,657)	$40,580
Deutsche Bank AG	$(2,037,265)	$86,059
Goldman Sachs Bank USA	$16,494,593	$(171,396)
JPMorgan Chase Bank NA	$(5,058,330)	$55,488
Morgan Stanley Capital Services, Inc.	$(13,110,869)	$85,238

(j)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(k)	One contract represents a notional amount of $1 million.

(l)	Security, or a portion thereof, subject to treasury rolls.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2009 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Depreciation

12	10-Year U.S. Treasury Bond	March 2010	$1,393,524	$(8,087)

•	Financial futures contracts sold as of December 31, 2009 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Appreciation

154	2-Year U.S. Treasury Bond	March 2010	$33,438,680	$133,774
155	5-Year U.S. Treasury Bond	March 2010	$18,000,886	271,550
5	30-Year U.S. Treasury Bond	March 2010	$606,084	29,209

Total				$434,533

•	Foreign currency exchange contracts as of December 31, 2009 were as follows:

Currency	Currency		Settlement	Unrealized
Purchased	Sold	Counterparty	Date	Appreciation

USD 3,145,434	EUR 2,116,000	Citibank NA	1/20/10	$112,096
USD 524,567	GBP 316,000	Citibank NA	1/27/10	14,246

Total				$126,342

•	Reverse repurchase agreements outstanding as of December 31, 2009 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount

Bank of America NA	0.07%	10/08/09	Open	$4,159,525	$4,158,000
Credit Suisse International	0.01%	10/13/09	Open	3,407,589	3,406,725
Credit Suisse International	0.01%	10/21/09	Open	3,040,574	3,039,750
Credit Suisse International	0.01%	10/23/09	Open	1,403,621	1,403,375
Bank of America NA	0.01%	10/26/09	Open	1,810,246	1,810,000
Bank of America NA	0.01%	10/26/09	Open	3,311,290	3,310,775
JPMorgan Chase Bank NA	0.16%	11/10/09	Open	2,560,626	2,560,000
Barclays Capital Inc.	0.02%	12/02/09	Open	2,042,781	2,042,500
JPMorgan Chase Bank NA	0.14%	12/07/09	Open	1,032,620	1,032,500
Bank of America NA	0.07%	12/10/09	Open	5,156,770	5,156,125
JPMorgan Chase Bank NA	0.05%	12/11/09	1/13/10	4,410,101	4,409,973
JPMorgan Chase Bank NA	0.06%	12/11/09	1/13/10	6,736,816	6,736,547
JPMorgan Chase Bank NA	0.15%	12/22/09	1/13/10	10,320,441	10,319,925
JPMorgan Chase Bank NA	0.15%	12/24/09	1/13/10	3,220,910	3,220,762

Total				$52,613,910	$52,606,957

•	Interest rate swaps outstanding as of December 31, 2009 were as follows:

				Notional		Unrealized
Fixed	Floating			Amount		Appreciation
Rate	Rate	Counterparty	Expiration	(000)		(Depreciation)

1.31%(a)	3-month LIBOR	Deutsche Bank AG	October 2011	USD	11,000	$5,874
4.67%(a)	3-month LIBOR	Deutsche Bank AG	October 2012	USD	3,000	223,977
4.88%(a)	3-month LIBOR	Deutsche Bank AG	October 2012	USD	17,000	1,348,712
5.02%(a)	3-month LIBOR	Deutsche Bank AG	October 2012	USD	12,400	1,037,034
2.25%(b)	3-month LIBOR	Deutsche Bank AG	December 2012	USD	2,785	(16,211)
3.05%(b)	3-month LIBOR	Credit Suisse International	August 2014	USD	10,800	(105,199)
2.79%(b)	3-month LIBOR	JPMorgan Chase Bank NA	November 2014	USD	1,265	8,589
2.37%(a)	3-month LIBOR	JPMorgan Chase Bank NA	December 2014	USD	7,900	(210,683)

See Notes to Financial Statements.

13

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Schedule of Investments December 31, 2009 (continued)

Interest rate swaps (concluded):

				Notional		Unrealized
Fixed	Floating			Amount		Appreciation
Rate	Rate	Counterparty	Expiration	(000)		(Depreciation)

2.63%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	December 2014	USD	8,200	$(123,196)
3.80%(a)	3-month LIBOR	Deutsche Bank AG	June 2019	USD	3,300	(28,351)
4.31%(a)	3-month LIBOR	Deutsche Bank AG	June 2019	USD	2,800	68,289
3.68%(a)	3-month LIBOR	Deutsche Bank AG	August 2019	USD	5,200	(107,075)
3.73%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2019	USD	2,100	(34,879)
3.50%(a)	3-month LIBOR	Citibank NA	September 2019	USD	2,400	(86,546)
3.47%(a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2019	USD	4,800	(187,112)
3.36%(a)	3-month LIBOR	Goldman Sachs Bank USA	October 2019	USD	1,600	(77,731)
3.50%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	November 2019	USD	700	26,828
3.50%(a)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	800	(31,377)
3.62%(a)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	1,800	(51,938)
3.55%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	December 2019	USD	900	(31,317)
4.24%(c)	3-month LIBOR	JPMorgan Chase Bank NA	August 2020	USD	870	(10,858)
4.42%(c)	3-month LIBOR	JPMorgan Chase Bank NA	August 2020	USD	2,870	(69,224)
5.41%(a)	3-month LIBOR	JPMorgan Chase Bank NA	August 2022	USD	4,530	540,811
4.35%(b)	3-month LIBOR	JPMorgan Chase Bank NA	July 2039	USD	1,700	47,478

Total						$2,135,895

(a)	Pays floating interest rate and receives fixed rate.

(b)	Pays fixed interest rate and receives floating rate.

(c)	Pays fixed interest amount and receives floating amount at expiration.

•	Credit default swaps on single-name issuers-buy protection outstanding as of December 31, 2009 were as follows:

	Pay			Notional		Unrealized
	Fixed			Amount		Appreciation
Issuer	Rate	Counterparty	Expiration	(000)		(Depreciation)

Centex Corp.	6.92%	JPMorgan Chase Bank NA	December 2010	USD	315	$(19,374)
Limited Brands, Inc.	1.07%	UBS AG	December 2010	USD	1,355	2,550
Radio Shack Corp.	1.16%	UBS AG	December 2010	USD	1,355	(5,616)
Knight Inc.	1.80%	Credit Suisse International	January 2011	USD	430	(4,354)
Sara Lee Corp.	0.60%	JPMorgan Chase Bank NA	March 2011	USD	1,225	(4,708)
Computer Sciences Corp.	0.88%	Morgan Stanley Capital Services, Inc.	June 2011	USD	1,185	(12,292)
iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	USD	170	5,397
Wendy’s International Inc.	2.90%	JPMorgan Chase Bank NA	December 2011	USD	435	(15,560)
NOVA Chemicals Corp.	5.00%	Citibank NA	March 2012	USD	35	(1,704)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	USD	290	(42,637)
Macy’s, Inc.	8.00%	Morgan Stanley Capital Services, Inc.	June 2012	USD	100	(15,901)
NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank NA	June 2012	USD	45	(1,938)
Ryland Group, Inc.	4.51%	JPMorgan Chase Bank NA	June 2012	USD	195	(14,424)
Knight Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2012	USD	130	(915)
D.R. Horton, Inc.	5.04%	JPMorgan Chase Bank NA	June 2013	USD	630	(64,006)
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	September 2013	USD	1,170	(12,820)
Expedia, Inc.	5.00%	Citibank NA	September 2013	USD	460	(70,724)
Expedia, Inc.	5.18%	Goldman Sachs Bank USA	September 2013	USD	200	(32,041)
Centex Corp.	4.37%	Deutsche Bank AG	December 2013	USD	660	(85,854)
Centex Corp.	4.40%	JPMorgan Chase Bank NA	December 2013	USD	385	(50,517)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	USD	175	(15,128)
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank NA	March 2014	USD	705	(11,658)
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs Bank USA	March 2014	USD	90	(27,762)
Toll Brothers Finance Corp.	2.00%	JPMorgan Chase Bank NA	March 2014	USD	180	(4,717)
D.R. Horton, Inc.	5.07%	JPMorgan Chase Bank NA	September 2014	USD	185	(22,831)
Macy’s, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2014	USD	100	(1,170)
Energy Future Holdings Corp.	5.00%	JPMorgan Chase Bank NA	December 2014	USD	135	(15,613)
Energy Future Holdings Corp.	5.00%	Morgan Stanley Capital Services, Inc.	December 2014	USD	805	(71,551)
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	December 2014	USD	350	(128,717)
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	March 2015	USD	105	(31,529)

See Notes to Financial Statements.

14

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Schedule of Investments December 31, 2009 (continued)

Credit default swaps (concluded):

	Pay			Notional		Unrealized
	Fixed			Amount		Appreciation
Issuer	Rate	Counterparty	Expiration	(000)		(Depreciation)

Pulte Homes, Inc.	3.00%	JPMorgan Chase Bank NA	March 2015	USD	215	$(10,909)
Lennar Corp.	5.86%	JPMorgan Chase Bank NA	June 2015	USD	290	(35,648)
First Data Corp.	5.00%	Credit Suisse International	December 2015	USD	155	(24,866)
First Data Corp.	5.00%	Goldman Sachs Bank USA	December 2015	USD	105	(16,380)
First Data Corp.	5.00%	JPMorgan Chase Bank NA	December 2015	USD	195	(31,283)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank NA	March 2016	USD	810	(355,238)

Total						$(1,252,438)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

	Assets	Liabilities

Level 1	—	—
Level 2
Long-Term Investments[1]	$329,134,458	—
Short-Term Securities	7,771,327	—
Borrowed Bonds	—	$(7,660,550)
TBA Sale Commitments	—	(71,781,906)

Total Level 2	336,905,785	(79,442,456)

Level 3
Long-Term Investments:
Asset-Backed Securities	1,420,587	—
Non-Agency Mortgage-Backed Securities	940,275	—

Total Level 3	2,360,862	—

Total	$339,266,647	$(79,442,456)

[1]	See above schedule of Investments for values in each security type, excluding the security types in Level 3 within the table.

Valuation
Inputs	Other Financial Instruments[2]

	Assets	Liabilities

Level 1	$654,933	$(148,799)
Level 2	8,187,759	(8,929,904)
Level 3	—	(80,082)

Total	$8,842,692	$(9,158,785)

[2]	Other financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in
	Securities

		Non-Agency
	Asset-Backed	Mortgage-Backed
	Securities	Securities	Total

Balance, as of December 31, 2008	—	—	—
Accrued discounts/premiums	—	—	—
Realized gain (loss)	$(208)	—	$(208)
Change in unrealized appreciation/ depreciation[3]	221,735	—	221,735
Net purchases (sales)	(374,047)	—	(374,047)
Net transfers in/out of Level 3	1,573,107	$940,275	2,513,382

Balance, as of December 31, 2009	$1,420,587	$940,275	$2,360,862

[3]	The change in unrealized appreciation/depreciation an securities still held at December 31, 2009 was $221,735.

See Notes to Financial Statements.

15

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Schedule of Investments December 31, 2009 (concluded)

The following table is a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used to determine fair value:

Other Financial
Instruments[1]

Liabilities

Balance, as of December 31, 2008	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Net purchases (sales)	—
Net transfers in/out of Level 3	$(80,082)

Balance, as of December 31, 2009	$(80,082)

[1]	Other financial instruments are swaps.

See Notes to Financial Statements.

16

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Statement of Assets and Liabilities December 31, 2009

Assets:
Investments at value—unaffiliated (cost—$353,419,545)	$344,232,925
Unrealized appreciation on swaps	3,315,539
Unrealized appreciation on foreign currency exchange contracts	126,342
Cash	4,180,862
Foreign currency at value (cost—$1,591)	1,595
TBA sale commitments receivable	72,305,763
Investments sold receivable	7,088,449
Interest receivable	2,266,006
Swap premiums paid	1,122,153
Swaps receivable	754,838
Margin variation receivable	71,010
Capital shares sold receivable	1,770
Principal paydowns receivable	490
Other assets	118,828
Prepaid expenses	35,290

Total assets	435,621,860

Liabilities:
TBA sale commitments at value (proceeds—$72,305,763)	71,781,906
Reverse repurchase agreements	52,606,957
Options written at value (premiums received—$6,678,327)	6,718,616
Borrowed bonds at value (proceeds—$7,859,848)	7,660,550
Unrealized depreciation on swaps	2,432,082
Investments purchased payable	90,768,494
Income dividends payable	1,078,091
Treasury rolls payable	474,965
Swaps payable	239,415
Capital shares redeemed payable	109,153
Investment advisory fees payable	92,599
Interest expense payable	17,891
Other affiliates payable	1,836
Officer’s and Directors’ fees payable	322
Other accrued expenses payable	53,951
Other liabilities	38,133

Total liabilities	234,074,961

Net Assets	$201,546,899

Net Assets Consist of:
Paid-in capital	$243,783,940
Undistributed net investment income	871,950
Accumulated net realized loss	(36,157,793)
Net unrealized appreciation/depreciation	(6,951,198)

Net Assets	$201,546,899

Net Asset Value:
Class I—Based on net assets of $201,546,899 and 18,627,192 shares outstanding, 600 million shares authorized, $0.10 par value	$10.82

See Notes to Financial Statements.

17

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Statement of Operations Year Ended December 31, 2009

Investment Income:
Interest	$13,087,075

Expenses:
Investment advisory	1,032,205
Accounting services	69,922
Custodian	48,422
Professional	48,174
Printing	38,365
Officer and Directors	22,158
Transfer agent	5,000
Miscellaneous	61,273

Total expenses excluding interest expense	1,325,519
Interest expense	72,711

Total expenses	1,398,230

Net investment income	11,688,845

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	(17,241,753)
Financial futures contracts and swaps	(7,625,033)
Options written	763,656
Foreign currency transactions	(83,397)

(24,186,527)

Net change in unrealized appreciation/depreciation on:
Investments	38,167,503
Financial futures contracts and swaps	2,622,235
Borrowed bonds	199,298
Options written	5,797,108
Foreign currency transactions	150,227

46,936,371

Total realized and unrealized gain	22,749,844

Net Increase in Net Assets Resulting from Operations	$34,438,689

See Notes to Financial Statements.

18

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2009	2008

Operations:
Net investment income	$11,688,845	$15,064,925
Net realized loss	(24,186,527)	(308,805)
Net change in unrealized appreciation/depreciation	46,936,371	(50,797,793)

Net increase (decrease) in net assets resulting from operations	34,438,689	(36,041,673)

Dividends to Shareholders From:
Net investment income	(13,451,829)	(15,239,681)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(37,140,382)	(76,761,949)

Net Assets:
Total decrease in net assets	(16,153,522)	(128,043,303)
Beginning of year	217,700,421	345,743,724

End of year	$201,546,899	$217,700,421

Undistributed net investment income	$871,950	$1,053,726

See Notes to Financial Statements.

19

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2009		2008		2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$9.79		$11.77		$11.91	$11.95	$12.31

Net investment income[1]	0.57		0.58		0.56	0.55	0.46
Net realized and unrealized gain (loss)	1.12		(1.97)		(0.14)	(0.03)	(0.22)

Net increase (decrease) from investment operations	1.69		(1.39)		0.42	0.52	0.24

Dividends from net investment income	(0.66)		(0.59)		(0.56)	(0.56)	(0.60)

Net asset value, end of year	$10.82		$9.79		$11.77	$11.91	$11.95

Total Investment Return:[2]
Based on net asset value	17.79%		(12.13)%		3.65%	4.39%	1.98%

Ratios to Average Net Assets:
Total expenses	0.66%		0.75%		0.57%	0.55%	0.53%

Total expenses excluding interest expense	0.63%		0.61%		0.57%	0.55%	0.53%

Net investment income	5.54%		5.20%		4.78%	4.70%	3.71%

Supplemental Data:
Net assets, end of year (000)	$201,547		$217,700		$345,744	$434,871	$508,247

Portfolio turnover	757%	[3]	787%	[4]	326%	272%	235%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 492%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 548%.

	Class III
	Year Ended December 31,
	2007[1]		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.91		$11.96	$12.31

Net investment income[2]	0.53		0.57	0.46
Net realized and unrealized gain (loss)	(0.13)		(0.05)	(0.21)

Net increase from investment operations	0.40		0.52	0.25

Dividends from net investment income	(0.53)		(0.57)	(0.60)

Net asset value, end of period	$11.78		$11.91	$11.96

Total Investment Return:[3]
Based on net asset value	3.44%		4.40%	2.07%

Ratios to Average Net Assets:
Total expenses	0.85%		0.52%	0.53%

Total expenses excluding interest expense	0.85%		0.52%	0.53%

Net investment income	4.49%		4.83%	3.79%

Supplemental Data:
Net assets, end of period (000)	—	[1]	$1	$1

Portfolio turnover	326%		272%	235%

[1]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008 and December 31, 2009.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

20

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Total Return V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities is estimated based on models. The models consider the estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

21

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Fund are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”), including FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults of assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Borrowed Bond Agreements: In a borrowed bond agreement, the Fund borrows securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to settle short positions. In a borrowed bond agreement, the Fund’s prime broker or third party broker takes possession of the underlying collateral securities or cash to settle such short positions. The value of the underlying collateral securities or cash approximates the principal amount of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral with any counterparty is marked to market on a daily basis to ensure the adequacy of the collateral. If the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Fund may be delayed or limited.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US government agencies or

22

instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Interest can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Mortgage Dollar Roll Transactions: The Fund may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Fund. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Fund.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Certain agreements have an open-ended maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the other party,

23

or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

TBA Commitments: The Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA’s beyond normal settlement, financial futures contracts, written options, borrowed bonds, swaps or foreign currency exchange contracts), or certain borrowings (e.g., reverse repurchase agreements), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

24

2.  Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit, interest rate and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Fund may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Fund and its counterparties. The ISDA Master Agreement allows the Fund to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For OTC purchased options, the Fund bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Fund may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to underlying instruments (equity risk) and/or, in the case of written options, to generate gains from option premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a

25

closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value. The Fund may execute transactions in both listed and OTC options.

Swaps: The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps—The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed period payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•	Interest rate swaps—The Fund may enter into interest rate swaps for investment purposes or to manage its interest rate risk. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

26

Derivative Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of
December 31, 2009

	Asset Derivatives

	Statement of Assets and
	Liabilities Location	Value

Interest rate contracts*	Net unrealized appreciation/depreciation/Unrealized appreciation on swaps/Investments at value—unaffiliated	$8,708,403

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	126,342

Credit contracts	Unrealized appreciation on swaps	7,947

Total		$8,842,692

	Liability Derivatives

	Statement of Assets and
	Liabilities Location	Value

Interest rate contracts*	Net unrealized appreciation/depreciation/Unrealized depreciation on swaps/Options written at value	$7,898,400

Foreign currency exchange contracts		—

Credit contracts	Unrealized depreciation on swaps	1,260,385

Total		$9,158,785

*	Includes cumulative unrealized appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the
Statement of Operations
Year Ended December 31, 2009

	Net Realized Gain (Loss) from

	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options**	Transactions	Total

Interest rate contracts	$(411,724)	$(6,515,828)	$596,393	—	$(6,331,159)

Foreign currency exchange contracts	—	—	—	$(27,115)	(27,115)

Credit contracts	—	(697,481)	—	—	(697,481)

Total	$(411,724)	$(7,213,309)	$596,393	$(27,115)	$(7,055,755)

	Net Change in Unrealized
	Appreciation/Depreciation on
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options**	Transactions	Total

Interest rate contracts	$982,000	$3,076,261	$4,838,804	—	$8,897,065

Foreign currency exchange contracts	—	—	—	$145,291	145,291

Credit contracts	—	(1,436,026)	—	—	(1,436,026)

Total	$982,000	$1,640,235	$4,838,804	$145,291	$7,606,330

**	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2009, the average derivative activity was as follows:

Futures:

Average number of contracts	343

Average value	$294,473

Foreign currency exchange contracts:

Average number of contracts	1

Average US dollar amount	$2,097,630

Options purchased:

Average number of contracts	152

Average premium	$2,200,302

Credit default swaps:

Average number of positions	39

Average notional value	$16,144,750

Interest rate swaps:

Average number of positions	21

Average notional value	$101,305,000

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company’s BlackRock High Income V.I. Fund at the following annual rates: 0.50% of the average daily net assets not exceeding $250 million; 0.45% of average daily net assets in excess of $250 million but not exceeding $500 million; 0.40% of average daily net assets in excess of $500 million but not exceeding $750 million; and 0.35% of average daily net assets in excess of $750 million. For the year ended December 31, 2009, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Income V.I. Fund was approximately $317,149,000.

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM for services it provides, a monthly fee that is a percentage of the

27

investment advisory fee paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding interest, taxes, brokerage fees and commissions, distribution fees imposed on Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2009, the Fund reimbursed the Manager $4,577 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plan adopted by the Company in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class III Shares.

PNC Global Investment Services (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Transfer agency fees of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of the Fund, check writing, anti-money laundering services and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments (including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities and US government securities) for the year ended December 31, 2009 were $1,403,600,151 and $1,457,847,966, respectively.

For the year ended December 31, 2009, purchases and sales of US government securities were $602,637,841 and $580,653,337, respectively.

For the year ended December 31, 2009, purchases and sales of mortgage dollar rolls were $702,979,977 and $703,653,160, respectively.

Transactions in options written for the year ended December 31, 2009 were as follows:

	Calls		Puts
		Premiums		Premiums
	Contracts†	Received	Contracts†	Received

Outstanding options, beginning of year	51	$1,971,595	51	$1,945,195

Options written	95	4,289,898	447	5,682,255

Options expired	—	—	(12)	(285,600)

Options exercised	(12)	(312,000)	(4)	(1,176)

Options closed	(68)	(3,291,178)	(172)	(3,320,662)

Outstanding options, end of year	66	$2,658,315	310	$4,020,012

†	One contract represents a notional amount of $1 million, $2,500 or $1,000.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow

28

under the credit agreement during the year ended December 31, 2009.

For the year ended December 31, 2009, the Fund’s average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury rolls was approximately $37,487,000 and the daily weighted average interest rate was 0.16%.

6.  Income Tax Information:

Reclassification: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2009 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, the classification of investments and net paydown losses were reclassified to the following accounts:

Undistributed net investment income	$1,581,208
Accumulated net realized loss	$(1,581,208)

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/2009	12/31/2008

Distributions paid from:

Ordinary income	$13,451,829	$15,239,681

As of December 31, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$997,923
Capital loss carryforwards	(34,901,776)
Net unrealized losses*	(8,333,188)

Total	$(42,237,041)

*	The differences between book-basis and tax-basis net unrealized losses are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, options and foreign currency contracts, the accounting for swap agreements, the classification of investments and the deferral of post-October capital losses for tax purposes.

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2014	$6,556,672
2015	303,454
2016	3,889,225
2017	24,152,425

Total	$34,901,776

7.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

8.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	197,019	$2,067,653

Shares issued to shareholders in reinvestment of dividends	1,311,891	13,407,434

Total issued	1,508,910	15,475,087

Shares redeemed	(5,118,730)	(52,615,469)

Net decrease	(3,609,820)	$(37,140,382)

Class I Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	356,652	$3,682,287

Shares issued to shareholders in reinvestment of dividends	1,274,452	13,974,791

Total issued	1,631,104	17,657,078

Shares redeemed	(8,765,427)	(94,419,027)

Net decrease	(7,134,323)	$(76,761,949)

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 24, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

29

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Total Return V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Total Return V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 24, 2010

30

BlackRock Utilities and

Telecommunications V.I. Fund

Annual Report
December 31, 2009

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2009, the Fund outperformed its custom benchmark, comprised of 70% S&P 500 Utilities Index and 30% S&P 500 Telecommunication Services Index, which returned 11.34%, but underperformed the broad-market S&P 500 Index, which returned 26.46%.

What factors influenced performance?

•	The biggest boost to relative performance for the year came from stock selection in the telecommunication services sector, more specifically, the diversified telecommunication services industry, in which the Fund held an average weighting of 20.66%. A modest overweight in the wireless telecommunication services industry also contributed to relative outperformance. Within the utilities sector, stock selection in the electric utilities industry, combined with a near 6.0% overweight in the independent power producers industry, also added to Fund returns.

•	Conversely, within utilities, the biggest detriment to relative performance came from the combination of stock selection and an 8.5% average underweight in the integrated utilities industry.

Describe recent portfolio activity.

•	There were relatively few significant changes made to the Fund during the year, although we steadily increased our allocation to the energy sector given attractive valuations and strengthening fundamentals throughout the period. Additionally, as natural gas prices bottomed out, this sector looked more attractive on a relative basis. Within telecommunication services, we added exposure to the tower names, given the expected growth to support data networks and the growing demand for smartphones. Finally, we began to shift the Fund away from overseas holdings and added more assets to US-based names given weaker valuations in Europe and a stronger domestic growth potential and economic outlook.

Describe Fund positioning at period end.

•	Within utilities, we continue to like the electric utilities for their consistency and reliability, and they have held up well this year. We look forward to ongoing performance in the regulated space, especially as we believe interest rates will remain exceptionally low for the majority of 2010. Additionally, we expect to see independent power producers perform better into the new year, as their traditionally higher betas should provide a boost as the market continues to recover. Fundamental valuations remain particularly strong within this sector.

•	In telecommunication services, we expect capital spending to remain relatively flat, with heightened spending in the wireless space and slightly less spending in the wireline segment. Elsewhere, we like rural local telephone exchange carriers as strong cash flow generators and high dividend payers; but also as potential beneficiaries of the economic stimulus plan as broadband is rolled out across franchise territories. The tower names are also well-positioned given their contracts with wireless providers who will need more servicing and higher-quality networks as data-heavy smartphones continue to develop.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests at least 80% of its net assets in a diversified portfolio of equity and debt securities issued by companies primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

[2]	Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged capitalization index is comprised of all stocks designed to measure the performance of all the electric utility sectors of the S&P 500 Index.

[5]	This composite index is comprised 70% of the S&P 500 Utilities Index and 30% of the S&P 500 Telecommunication Services Index, which is comprised of all stocks designed to measure the performance of telecommunications services companies within the S&P 500 Index.
Performance Summary as of December 31, 2009

	6-Month		Average Annual Total Returns
	Total Returns		1-Year		5 Years		10 Years

Class I Shares[6]	14.01%		14.87%		6.54%		3.49%

Class III Shares[6]	13.87	[7]	14.59	[7]	6.28	[7]	3.23 [7]

S&P 500 Index	22.59		26.46		0.42		(0.95)

S&P 500 Utilities Index	13.86		11.91		6.05		4.88

70% S&P 500 Utilities Index/ 30% S&P 500 Telecommunication Services Index	13.75		11.34		5.03		1.95

[6]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[7]	The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution
(12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

3

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Fund Information as of December 31, 2009

Percent of
Industry Allocation	Long-Term Investments

Electric Utilities	37%
Multi-Utilities	17
Diversified Telecommunication Services	14
Independent Power Producers & Energy Traders	9
Wireless Telecommunications Services	7
Oil, Gas & Consumable Fuels	6
Gas Utilities	5
Water Utilities	3
Commercial Services & Supplies	1
Construction & Engineering	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

4

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	July 1, 2009	December 31, 2009	During the Period[1]	July 1, 2009	December 31, 2009	During the Period[1]

Class I	$1,000	$1,140.10	$4.96	$1,000	$1,020.56	$4.69

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
Derivative Financial Instruments

The Fund may invest in various derivative instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in details in the Notes to Financial Statements.

5

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Commercial Services & Supplies — 0.9%
Tetra Tech, Inc. (a)	9,500	$258,115

Construction & Engineering — 0.7%
Bouygues	1,400	72,517
Quanta Services, Inc. (a)	6,161	128,395

		200,912

Diversified Telecommunication Services — 14.1%
AT&T Inc.	37,047	1,038,427
BCE, Inc.	9,100	251,251
BT Group Plc	32,500	70,779
Cable & Wireless Plc	30,000	68,248
CenturyTel, Inc.	3,800	137,598
Deutsche Telekom AG	7,500	110,024
France Telecom SA	7,000	174,918
Koninklijke KPN NV	6,100	103,685
Qwest Communications International Inc.	68,700	289,227
Swisscom AG	300	114,574
Telefonica SA	19,688	551,048
Verizon Communications, Inc.	33,800	1,119,794
Windstream Corp.	12,755	140,177

		4,169,750

Electric Utilities — 37.2%
Allegheny Energy, Inc.	10,800	253,584
American Electric Power Co., Inc.	30,100	1,047,179
CEZ AS	1,600	75,125
CPFL Energia SA—ADR	1,800	111,204
Cia Energetica de Minas Gerais—ADR	12,528	226,256
DPL, Inc. (a)	23,100	637,560
Duke Energy Corp.	35,843	616,858
E.ON AG	7,600	319,003
EDP—Energias do Brasil SA	10,700	206,195
Edison International	12,600	438,228
Entergy Corp.	12,200	998,448
Exelon Corp.	6,900	337,203
FPL Group, Inc.	23,100	1,220,142
FirstEnergy Corp.	16,600	771,070
Fortum Oyj	3,100	84,101
ITC Holdings Corp.	15,300	796,977
Iberdrola SA	33,900	324,855
NV Energy, Inc.	10,600	131,228
Northeast Utilities Inc.	6,300	162,477
PPL Corp.	25,100	810,981
Progress Energy, Inc.	5,900	241,959
The Southern Co.	30,400	1,012,928
Westar Energy, Inc.	8,400	182,448

		11,006,009

Gas Utilities — 4.9%
EQT Corp.	5,000	219,600
Energen Corp.	6,400	299,520
New Jersey Resources Corp.	6,350	237,490
Questar Corp.	13,200	548,724
UGI Corp.	5,900	142,721

		1,448,055

Independent Power Producers & Energy Traders—8.5%
The AES Corp. (a)	18,300	243,573
AES Tiete SA (Preference Shares)	12,300	141,298
Constellation Energy Group, Inc.	21,300	749,121
International Power Plc	38,600	192,339
NRG Energy, Inc. (a)	37,500	885,375
Ormat Technologies, Inc.	7,800	295,152

		2,506,858

Internet Software & Services — 0.4%
Equinix, Inc. (a)	1,000	106,150

Media — 0.4%
Vivendi SA	3,900	115,751

Multi-Utilities — 16.8%
CMS Energy Corp.	4,500	70,470
CenterPoint Energy, Inc.	8,800	127,688
Consolidated Edison, Inc.	9,000	408,870
Dominion Resources, Inc.	26,400	1,027,488
GDF Suez	5,723	247,926
NSTAR	7,800	287,040
National Grid Plc	6,138	66,996
PG&E Corp.	15,800	705,470
Public Service Enterprise Group, Inc.	30,800	1,024,100
RWE AG	1,300	126,155
Sempra Energy	7,200	403,056
Wisconsin Energy Corp.	5,800	289,014
Xcel Energy, Inc.	8,400	178,248

		4,962,521

Oil, Gas & Consumable Fuels — 5.7%
Cabot Oil & Gas Corp. Class A	3,000	130,770
Devon Energy Corp.	2,900	213,150
EOG Resources, Inc.	2,400	233,520
PetroHawk Energy Corp. (a)	4,200	100,758
Range Resources Corp.	2,300	114,655
Southwestern Energy Co. (a)	5,400	260,280
Spectra Energy Corp.	12,321	252,704
Talisman Energy, Inc.	5,900	109,976
Williams Cos., Inc.	13,500	284,580

		1,700,393

Water Utilities — 2.7%
American States Water Co.	1,000	35,410
American Water Works Co, Inc.	11,800	264,438
Aqua America, Inc.	9,300	162,843
California Water Service Group	4,100	150,962
Cia Saneamento (Preference Shares) (a)(b)	108	—
Companhia de Saneamento de Minas Gerais	10,700	204,351

		818,004

Wireless Telecommunication Services — 6.6%
America Movil, SA de CV—ADR	6,700	314,766
American Tower Corp. Class A (a)	4,000	172,840
Cellcom Israel Ltd.	4,000	128,240
Crown Castle International Corp. (a)	5,000	195,200
MetroPCS Communications, Inc. (a)	13,900	106,057
Millicom International Cellular SA	2,400	177,048
NII Holdings, Inc. (a)	2,700	90,666

Portfolio Abbreviation
ADR     American Depositary Receipts

See Notes to Financial Statements.

6

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Wireless Telecommunication Services (concluded)

SBA Communications Corp. Class A (a)	11,000	$375,760
Vivo Participacoes SA—ADR	2,400	74,400
Vodafone Group Plc—ADR	14,137	326,423

		1,961,400

Total Long-Term Investments (Cost — $24,942,477) — 98.9%		29,253,918

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(d)	245,805	245,805

Total Short-Term Securities (Cost — $245,805) — 0.8%		245,805

Total Investments (Cost — $25,188,282*) — 99.7%		29,499,723

Other Assets Less Liabilities — 0.3%		83,745

Net Assets — 100.0%		$29,583,468

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$25,208,144

Gross unrealized appreciation	$5,347,396
Gross unrealized depreciation	(1,055,817)

Net unrealized appreciation	$4,291,579

(a)	Non-income producing security.

(b)	Convertible security.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$245,805	$1,636
BlackRock Liquidity Series, LLC Cash Sweep Series	$(1,615,283)	$2,275

(d)	Represents the current yield as of report date.

   • For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

   • Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayments speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1
Long-Term Investments:
Common Stocks
Commercial Services & Supplies	$258,115
Construction & Engineering	128,395
Diversified Telecommunication Services	2,976,474
Electric Utilities	10,202,925
Gas Utilities	1,448,055
Independent Power Producers & Energy Traders	2,314,519
Internet Software & Services	106,150
Multi-Utilities	4,521,444
Oil, Gas & Consumable Fuels	1,700,393
Water Utilities	818,004
Wireless Telecommunication Services	1,961,400
Short-Term Securities	245,805

Total Level 1	26,681,679

Level 2
Long-Term Investments:
Common Stocks
Construction & Engineering	72,517
Diversified Telecommunication Services	1,193,276
Electric Utilities	803,084
Independent Power Producers & Energy Traders	192,339
Media	115,751
Multi-Utilities	441,077

Total Level 2	2,818,044

Level 3
Long-Term Investments:
Common Stocks
Water Utilities	—

Total Level 3	—

Total	$29,499,723

See Notes to Financial Statements.

7

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments December 31, 2009 (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in
Securities

Common Stocks

Balance, as of December 31, 2008	$5,780
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation[1]	(5,780)
Net purchases (sales)	—
Net transfers in/out of Level 3	—

Balance, as of December 31, 2009	—

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2009 was $(5,780).

See Notes to Financial Statements.

8

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Statement of Assets and Liabilities December 31, 2009

Assets:
Investments at value—unaffiliated (cost—$24,942,477)	$29,253,918
Investments at value—affiliated (cost—$245,805)	245,805
Foreign currency at value (cost—$37,764)	37,522
Dividends receivable	72,676
Prepaid expenses	18,241

Total assets	29,628,162

Liabilities:
Capital shares redeemed payable	17,775
Investment advisory fees payable	15,013
Officer’s and Directors’ fees payable	200
Other affiliates payable	141
Other accrued expenses payable	11,565

Total liabilities	44,694

Net Assets	$29,583,468

Net Assets Consist of:
Paid-in capital	$25,645,472
Undistributed net investment income	28,478
Accumulated net realized loss	(403,478)
Net unrealized appreciation/depreciation	4,312,996

Net Assets	$29,583,468

Net Asset Value:
Class I—Based on net assets of $29,583,468 and 3,483,736 shares outstanding, 100 million shares authorized, $0.10 par value	$8.49

See Notes to Financial Statements.

9

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Statement of Operations Year Ended December 31, 2009

Investment Income:
Dividends	$1,182,483
Foreign taxes withheld	(27,130)
Income—affiliated	3,911

Total income	1,159,264

Expenses:
Investment advisory	167,058
Professional	30,000
Accounting services	17,618
Officer and Directors	16,477
Custodian	6,476
Transfer agent	5,000
Printing	3,905
Miscellaneous	15,002

Total expenses	261,536
Less fees waived by advisor	(303)

Total expenses after fees waived	261,233

Net investment income	898,031

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	(181,840)
Foreign currency transactions	13,367

(168,473)

Net change in unrealized appreciation/depreciation on:
Investments	3,087,662
Foreign currency transactions	817

3,088,479

Total realized and unrealized gain	2,920,006

Net Increase in Net Assets Resulting from Operations	$3,818,037

See Notes to Financial Statements.

10

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2009	2008

Operations:
Net investment income	$898,031	$1,035,614
Net realized gain (loss)	(168,473)	1,117,908
Net change in unrealized appreciation/depreciation	3,088,479	(19,364,838)

Net increase (decrease) in net assets resulting from operations	3,818,037	(17,211,316)

Dividends and Distributions to Shareholders From:
Net investment income	(887,326)	(1,017,864)
Net realized gain	(211,710)	(1,818,531)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,099,036)	(2,836,395)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(3,011,569)	(5,689,510)

Net Assets:
Total decrease in net assets	(292,568)	(25,737,221)
Beginning of year	29,876,036	55,613,257

End of year	$29,583,468	$29,876,036

Undistributed net investment income	$28,478	$4,408

See Notes to Financial Statements.

11

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$7.69	$12.60	$11.93	$10.06	$9.03

Net investment income[1]	0.25	0.25	0.22	0.31	0.24
Net realized and unrealized gain (loss)	0.86	(4.43)	2.87	2.19	1.03

Net increase (decrease) from investment operations	1.11	(4.18)	3.09	2.50	1.27

Dividends and distributions from:
Net investment income	(0.25)	(0.26)	(0.23)	(0.32)	(0.24)
Net realized gain	(0.06)	(0.47)	(2.19)	(0.31)	—

Total dividends and distributions	(0.31)	(0.73)	(2.42)	(0.63)	(0.24)

Net asset value, end of year	$8.49	$7.69	$12.60	$11.93	$10.06

Total Investment Return:[2]
Based on net asset value	14.87%	(33.85%)	26.38%	25.23%	14.14%

Ratios to Average Net Assets:
Total expenses	0.94%	0.88%	0.76%	0.77%	0.83%

Total expenses after fees waived	0.94%	0.88%	0.76%	0.77%	0.83%

Net investment income	3.23%	2.38%	1.67%	2.86%	2.48%

Supplemental Data:
Net assets, end of year (000)	$29,583	$29,876	$55,613	$55,049	$51,441

Portfolio turnover	24%	16%	25%	47%	29%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

	Class III
	Year Ended December 31,
	2007[1]		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.92		$10.06	$9.03

Net investment income[2]	0.18		0.31	0.24
Net realized and unrealized gain	2.88		2.18	1.03

Net increase from investment operations	3.06		2.49	1.27

Dividends and distributions from:
Net investment income	(0.20)		(0.32)	(0.24)
Net realized gain	(2.19)		(0.31)	—

Total dividends and distributions	(2.39)		(0.63)	(0.24)

Net asset value, end of period	$12.59		$11.92	$10.06

Total Investment Return:[3]
Based on net asset value	26.16%		25.13%	14.14%

Ratios to Average Net Assets:
Total expenses	1.02%		0.82%	0.83%

Net investment income	1.41%		2.80%	2.44%

Supplemental Data:
Net assets, end of period (000)	—	[1]	$2	$1

Portfolio turnover	25%		47%	29%

[1]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008 and December 31, 2009.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Utilities and Telecommunications V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Fund are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically

13

segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2.  Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Fund may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Fund and its counterparties. The ISDA Master Agreement allows the Fund to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

14

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Derivative Instruments Categorized by Risk Exposure:

The Effect of Derivative Instruments on the
Statement of Operations
Year Ended December 31, 2009*

Net Realized Gain
(Loss) From
Foreign Currency
Transactions

Foreign currency exchange contracts	$10,122

*	As of December 31, 2009, there were no foreign currency exchange contracts outstanding. During the year ended December 31, 2009, the Fund had limited activity in these transactions.

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.60% of the average daily value of the Fund’s net assets.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding interest, taxes, brokerage fees and commissions, distribution fees imposed on Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2009, the Fund reimbursed the Manager $530 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plan adopted by the Company in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class III Shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Transfer agency fees are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of the Fund, check writing, anti-money laundering services and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for

15

compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2009 were $6,581,485 and $8,385,465, respectively.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended December 31, 2009.

6.  Income Tax Information:

Reclassification: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. The following permanent difference as of December 31, 2009 attributable to foreign currency transactions was reclassified to the following accounts:

Undistributed net investment income	$13,365

Accumulated net realized loss	$(13,365)

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/2009	12/31/2008

Distributions paid from:

Ordinary income	$896,320	$1,069,495

Long-term capital gains	202,716	1,766,900

Total distributions	$1,099,036	$2,836,395

As of December 31, 2009, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$28,478

Capital loss carryforwards	(383,615)

Net unrealized gains*	4,293,133

Total	$3,937,996

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2009, the Fund had capital loss carryforwards in the amount of $383,615 available to offset future realized capital gains, which expires December 31, 2017.

7.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

16

8.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	165,197	$1,280,635

Shares issued to shareholders in reinvestment of dividends and distributions	143,693	1,099,036

Total issued	308,890	2,379,671

Shares redeemed	(709,230)	(5,391,240)

Net decrease	(400,340)	$(3,011,569)

Class I Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	336,912	$3,765,104

Shares issued to shareholders in reinvestment of dividends and distributions	322,318	2,836,395

Total issued	659,230	6,601,499

Shares redeemed	(1,187,204)	(12,291,009)

Net decrease	(527,974)	$(5,689,510)

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 23, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

17

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Utilities and Telecommunications V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Utilities and Telecommunications V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Utilities and Telecommunications V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 23, 2010

18

BlackRock Value Opportunities V.I. Fund

Annual Report
December 31, 2009

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed both the S&P SmallCap 600 Value Index and its former benchmark, the Russell 2000 Index, for the 12-month period. The following discussion of relative performance pertains to the S&P SmallCap 600 Value Index.

What factors influenced performance?

•	Amid uncertainty surrounding health care reform in Washington, health care stocks failed to meaningfully advance until late in the year. In this environment, the Fund’s strong stock selection, particularly among health care technology names, and an overweight in health care providers powered returns relative to the benchmark. An overweight in the information technology (IT) sector, particularly among software developers, also boosted performance as investors anticipated a sharp rebound in consumer demand. Standout performers included TIBCO Software, Inc. and Bottomline Technologies, Inc. Elsewhere, strong selection in the consumer discretionary and utilities sectors added significant value during the year.

•	Meanwhile, financials was the only sector to provide a negative return for 2009. Although an underweight in the sector provided value, an overweight position in insurance provider, Conseco, Inc., overwhelmingly detracted from performance as shares plummeted early in the year. We eliminated this position. Additionally, in the industrials sector, disappointing returns from aerospace & defense component manufacturer, Curtiss-Wright Corp., and truck trailer manufacturer, Wabash National Corp., largely contributed to underperformance in the sector.

Describe recent portfolio activity.

•	During the year, we initiated several positions in real estate investment trusts (REITs), significantly increasing exposure to the financials sector. We also added significant exposure to the utilities sector, particularly among gas and electric utilities, bringing the Fund more in-line with the benchmark.

•	Conversely, we trimmed software names within the IT sector after strong performance in 2009, and used proceeds to build positions in semiconductor-related names. In the health care sector, we eliminated several pharmaceuticals names, including major holding, Medicis Pharmaceutical Corp., which gained more than 70% in 2009.

Describe Fund positioning at period end.

•	At period end, the Fund was overweight relative to the S&P SmallCap 600 Value Index in health care (particularly equipment & supplies and life sciences tools & services), IT (notably semiconductors and software) and energy (equipment & services). The Fund was underweight in industrials (primarily commercial services & supplies and aerospace & defense), consumer staples (notably food & staples retailers) and consumer discretionary (particularly textiles apparel & luxury goods and leisure equipment & products).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in common stocks of small cap companies and emerging growth companies that Fund management believes have special investment value.

[2]	Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

[4]	This unmanaged index is a subset of the S&P 600 Index that consists of those stocks in the S&P 600 Index exhibiting the strongest value characteristics. The Fund now uses this index as its benchmark rather than the Russell 2000 Index because Fund management believes it better reflects the Fund’s investment strategies.
Performance Summary as of December 31, 2009

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years

Class I Shares[5]	24.32%	28.34%	(1.03)%	5.89%

Class II Shares[5]	24.21	28.12	(1.17)	5.73

Class III Shares[5]	24.16	28.06	(1.32)	5.51	[6]

Russell 2000 Index	23.90	27.17	0.51	3.51

S&P SmallCap 600 Value Index	25.41	22.85	1.17	7.03

[5]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

3

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Fund Information as of December 31, 2009

Percent of
Sector Allocation	Long-Term Investments

Financials	23%
Industrials	17
Information Technology	16
Consumer Discretionary	12
Health Care	12
Utilities	7
Materials	6
Energy	5
Consumer Staples	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	July 1, 2009	December 31, 2009	During the Period[1]	July 1, 2009	December 31, 2009	During the Period[1]

Class I	$1,000	$1,243.20	$4.98	$1,000	$1,020.76	$4.48

Class II	$1,000	$1,242.10	$5.82	$1,000	$1,020.01	$5.24

Class III	$1,000	$1,241.60	$6.38	$1,000	$1,019.50	$5.75

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.88% for Class I, 1.03% for Class II and 1.13% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

5

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.1%
Ceradyne, Inc. (a)	30,700	$589,747
Curtiss-Wright Corp.	73,600	2,305,152
Triumph Group, Inc.	37,400	1,804,550

		4,699,449

Airlines — 0.5%
AirTran Holdings, Inc. (a)	113,000	589,860
Alaska Air Group, Inc. (a)	16,600	573,696

		1,163,556

Biotechnology — 0.9%
Exelixis, Inc. (a)	105,700	779,009
PDL BioPharma, Inc.	198,600	1,362,396

		2,141,405

Building Products — 0.6%
Ameron International Corp.	21,900	1,389,774

Capital Markets — 0.1%
Investment Technology Group, Inc. (a)	8,100	159,570
Thomas Weisel Partners Group, Inc. (a)	30,500	115,290

		274,860

Chemicals — 3.3%
Arch Chemicals, Inc.	38,700	1,195,056
Ferro Corp.	102,700	846,248
Huntsman Corp.	147,700	1,667,533
OM Group, Inc. (a)	37,400	1,173,986
Rockwood Holdings, Inc. (a)	55,000	1,295,800
Spartech Corp.	135,300	1,388,178

		7,566,801

Commercial Banks — 7.1%
BancorpSouth, Inc. (b)	70,900	1,663,314
Bank of Hawaii Corp.	47,200	2,221,232
City Holding Co.	10,000	323,300
Cullen/Frost Bankers, Inc.	40,200	2,010,000
First Financial Bankshares, Inc.	18,300	992,409
First Financial Corp.	15,000	457,800
First Horizon National Corp. (a)	85,183	1,141,458
First Midwest Bancorp, Inc.	146,500	1,595,385
Glacier Bancorp, Inc. (b)	32,600	447,272
IBERIABANK Corp.	22,100	1,189,201
MetroCorp Bancshares, Inc.	69,950	244,825
PrivateBancorp, Inc.	71,500	641,355
Republic Bancorp, Inc., Class A	33,200	683,920
S&T Bancorp, Inc.	41,800	711,018
Texas Capital Bancshares, Inc. (a)	66,100	922,756
United Bankshares, Inc. (b)	41,000	818,770

		16,064,015

Communications Equipment — 2.9%
ADC Telecommunications, Inc. (a)(b)	202,100	1,255,041
Harmonic, Inc. (a)	171,700	1,086,861
Ixia (a)	101,398	754,401
JDS Uniphase Corp. (a)	228,200	1,882,650
Tellabs, Inc. (a)	269,400	1,530,192

		6,509,145

Construction & Engineering — 1.4%
Layne Christensen Co. (a)	40,900	1,174,239
URS Corp. (a)	45,100	2,007,852

		3,182,091

Consumer Finance — 0.8%
Ezcorp, Inc. (a)	101,300	1,743,373

Containers & Packaging — 1.0%
Packaging Corp. of America	53,700	1,235,637
Rock-Tenn Co., Class A	22,200	1,119,102

		2,354,739

Diversified Consumer Services — 0.2%
Service Corp. International	58,700	480,753

Electric Utilities — 2.7%
ALLETE, Inc.	44,600	1,457,528
Cleco Corp.	33,200	907,356
El Paso Electric Co. (a)	59,500	1,206,660
Portland General Electric Co.	32,300	659,243
UIL Holdings Corp.	65,600	1,842,048

		6,072,835

Electrical Equipment — 0.5%
Regal-Beloit Corp.	21,600	1,121,904

Electronic Equipment, Instruments & Components — 1.0%
Ingram Micro, Inc., Class A (a)	74,200	1,294,790
Vishay Intertechnology, Inc. (a)	116,400	971,940

		2,266,730

Energy Equipment & Services — 2.5%
CARBO Ceramics, Inc. (b)	35,000	2,385,950
Oil States International, Inc. (a)	22,600	887,954
Pioneer Drilling Co. (a)	97,000	766,300
Superior Energy Services, Inc. (a)	70,000	1,700,300

		5,740,504

Food & Staples Retailing — 0.4%
BJ’s Wholesale Club, Inc. (a)	27,100	886,441

Food Products — 1.2%
Dean Foods Co. (a)	15,400	277,816
Hain Celestial Group, Inc. (a)	57,108	971,407
Smart Balance, Inc. (a)	228,100	1,368,600

		2,617,823

Gas Utilities — 2.9%
Atmos Energy Corp.	27,100	796,740
New Jersey Resources Corp.	14,500	542,300
Nicor, Inc.	30,400	1,279,840
Piedmont Natural Gas Co.	24,800	663,400
South Jersey Industries, Inc.	24,000	916,320
Southwest Gas Corp.	82,200	2,345,166

		6,543,766

Health Care Equipment & Supplies — 3.7%
CONMED Corp. (a)	100,100	2,282,280
Exactech, Inc. (a)	8,600	148,866
Hansen Medical, Inc. (a)	174,900	529,947
Kinetic Concepts, Inc. (a)	45,900	1,728,135
Merit Medical Systems, Inc. (a)	35,000	675,150
OraSure Technologies, Inc. (a)	607,500	3,086,100

		8,450,478

Portfolio Abbreviation
ADR     American Depositary Receipts

See Notes to Financial Statements.

6

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Health Care Providers & Services — 4.4%
AMERIGROUP Corp. (a)	54,600	$1,472,016
Health Net, Inc. (a)	116,800	2,720,272
Healthways, Inc. (a)	72,300	1,325,982
LCA-Vision, Inc. (a)	100,400	514,048
LifePoint Hospitals, Inc. (a)	17,300	562,423
MedCath Corp. (a)	48,800	386,008
PharMerica Corp. (a)	73,200	1,162,416
Universal Health Services, Inc., Class B	37,500	1,143,750
WellCare Health Plans, Inc. (a)	22,500	827,100

		10,114,015

Hotels, Restaurants & Leisure — 1.9%
7 Days Group Holdings Ltd. — ADR (a)	10,700	133,536
Brinker International, Inc.	80,500	1,201,060
Burger King Holdings, Inc.	71,300	1,341,866
Jack in the Box, Inc. (a)	88,590	1,742,565

		4,419,027

Household Durables — 0.7%
Furniture Brands International, Inc. (a)	295,600	1,613,976

IT Services — 1.1%
Convergys Corp. (a)	239,900	2,578,925

Insurance — 3.1%
Allied World Assurance Holdings Ltd.	23,500	1,082,645
Aspen Insurance Holdings Ltd.	17,500	445,375
Fidelity National Title Group, Inc., Class A	114,900	1,546,554
The Hanover Insurance Group, Inc.	27,700	1,230,711
ProAssurance Corp. (a)	30,600	1,643,526
Validus Holdings Ltd.	36,845	992,604

		6,941,415

Internet Software & Services — 1.7%
IAC/InterActiveCorp. (a)	140,300	2,873,344
ValueClick, Inc. (a)	87,400	884,488

		3,757,832

Leisure Equipment & Products — 0.5%
Leapfrog Enterprises, Inc. (a)	303,000	1,184,730

Life Sciences Tools & Services — 1.7%
Affymetrix, Inc. (a)	289,200	1,688,928
Parexel International Corp. (a)	40,900	576,690
PerkinElmer, Inc.	81,600	1,680,144

		3,945,762

Machinery — 7.4%
AGCO Corp. (a)	71,500	2,312,310
Altra Holdings, Inc. (a)	142,900	1,764,815
Astec Industries, Inc. (a)	27,100	730,074
Briggs & Stratton Corp.	94,200	1,762,482
CIRCOR International, Inc.	43,900	1,105,402
EnPro Industries, Inc. (a)	56,800	1,500,088
IDEX Corp.	56,800	1,769,320
RBC Bearings, Inc. (a)	48,800	1,187,304
Robbins & Myers, Inc.	128,100	3,012,912
Terex Corp. (a)	56,900	1,127,189
Wabash National Corp. (a)	278,800	526,932

		16,798,828

Media — 2.0%
Arbitron, Inc.	32,200	754,124
Harte-Hanks, Inc.	251,700	2,713,326
Playboy Enterprises, Inc., Class B (a)	308,500	987,200

		4,454,650

Metals & Mining — 1.5%
Carpenter Technology Corp.	71,200	1,918,840
Hecla Mining Co. (a)(b)	158,900	982,002
Stillwater Mining Co. (a)	59,500	564,060

		3,464,902

Multi-Utilities — 1.4%
Avista Corp.	52,200	1,126,998
OGE Energy Corp.	55,000	2,028,950

		3,155,948

Multiline Retail — 1.9%
Big Lots, Inc. (a)	63,800	1,848,924
Saks, Inc. (a)	379,000	2,486,240

		4,335,164

Oil, Gas & Consumable Fuels — 2.2%
Cabot Oil & Gas Corp., Class A	25,600	1,115,904
Frontier Oil Corp.	49,100	591,164
Mariner Energy, Inc. (a)	65,900	765,099
St. Mary Land & Exploration Co.	39,300	1,345,632
Whiting Petroleum Corp. (a)	13,500	964,575
World Fuel Services Corp.	8,200	219,678

		5,002,052

Personal Products — 0.6%
Alberto-Culver Co.	44,500	1,303,405

Pharmaceuticals — 0.8%
King Pharmaceuticals, Inc. (a)	157,600	1,933,752

Professional Services — 0.2%
Kelly Services, Inc., Class A	20,000	238,600
Kforce, Inc. (a)	20,100	251,250

		489,850

Real Estate Investment Trusts (REITs) — 8.7%
AMB Property Corp.	44,000	1,124,200
Acadia Realty Trust	94,100	1,587,467
American Campus Communities, Inc.	61,500	1,728,150
BioMed Realty Trust, Inc.	144,300	2,277,054
DiamondRock Hospitality Co.	89,500	758,065
Entertainment Properties Trust	19,700	694,819
Lexington Corporate Properties Trust	131,850	801,648
Liberty Property Trust	18,600	595,386
MFA Financial, Inc.	152,700	1,122,345
The Macerich Co. (b)	50,451	1,813,714
National Retail Properties, Inc.	75,100	1,593,622
Omega Healthcare Investors, Inc.	63,400	1,233,130
PS Business Parks, Inc.	27,500	1,376,375
Potlatch Corp.	24,300	774,684
Senior Housing Properties Trust	108,100	2,364,147

		19,844,806

Real Estate Management & Development — 1.7%
Jones Lang LaSalle, Inc.	30,300	1,830,120
The St. Joe Co. (a)(b)	70,300	2,030,967

		3,861,087

Road & Rail — 2.1%
Marten Transport Ltd. (a)	88,200	1,583,190
RailAmerica, Inc. (a)	124,900	1,523,780
Vitran Corp., Inc. (a)	164,500	1,788,115

		4,895,085

See Notes to Financial Statements.

7

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund

Schedule of Investments December 31, 2009 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment — 6.3%
Actel Corp. (a)	80,400	$955,152
DSP Group, Inc. (a)	219,800	1,237,474
Fairchild Semiconductor International, Inc. (a)	194,036	1,938,420
Integrated Device Technology, Inc. (a)	81,000	524,070
Intersil Corp., Class A	142,400	2,184,416
MKS Instruments, Inc. (a)	79,700	1,387,577
PMC-Sierra, Inc. (a)	126,800	1,098,088
Teradyne, Inc. (a)(b)	199,200	2,137,416
Zoran Corp. (a)	256,300	2,832,115

		14,294,728

Software — 2.9%
Bottomline Technologies, Inc. (a)	160,403	2,818,281
Fortinet, Inc. (a)	3,600	63,252
Novell, Inc. (a)	477,900	1,983,285
TIBCO Software, Inc. (a)	177,500	1,709,325

		6,574,143

Specialty Retail — 4.7%
Charming Shoppes, Inc. (a)(b)	357,000	2,309,790
The Children’s Place Retail Stores, Inc. (a)	72,400	2,389,924
Collective Brands, Inc. (a)(b)	114,000	2,595,780
Dress Barn, Inc. (a)(b)	41,000	947,100
Genesco, Inc. (a)	40,500	1,112,130
Jo-Ann Stores, Inc. (a)	38,000	1,377,120

		10,731,844

Thrifts & Mortgage Finance — 0.9%
Dime Community Bancshares, Inc.	52,700	617,644
Provident Financial Services, Inc.	71,800	764,670
Provident New York Bancorp	82,000	692,080

		2,074,394

Trading Companies & Distributors — 1.6%
Applied Industrial Technologies, Inc.	57,397	1,266,752
H&E Equipment Services, Inc. (a)	106,600	1,118,234
WESCO International, Inc. (a)	46,000	1,242,460

		3,627,446

Total Common Stocks — 97.8%		222,668,208

Investment Companies

iShares Dow Jones U.S. Real Estate Index Fund (b)(c)	24,600	1,129,632
SPDR Gold Trust (a)	10,100	1,083,831

Total Investment Companies — 1.0%		2,213,463

Total Long-Term Investments (Cost — $215,587,907) — 98.8%		224,881,671

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(d)	2,473,939	$2,473,939

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)	$20,332	20,332,250

Total Short-Term Securities (Cost — $22,806,189) — 10.0%		22,806,189

Total Investments (Cost — $238,394,096*) — 108.8%		247,687,860
Liabilities in Excess of Other Assets — (8.8)%		(19,974,298)

Net Assets — 100.0%		$227,713,562

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$244,110,388

Gross unrealized appreciation	$28,276,672
Gross unrealized depreciation	(24,699,200)

Net unrealized appreciation	$3,577,472

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Purchase		Sales	Realized
Affiliate	Cost		Cost	Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$2,473,939	[1]	—	—	$28,890
BlackRock Liquidity Series, LLC Cash Sweep Series	—		$(6,445,543)[2]	—	$7,181
BlackRock Liquidity Series, LLC Money Market Series	$10,816,450	[1]	—	—	$80,837
iShares Dow Jones U.S. Real Estate Index Fund	$4,324,516		$(4,091,581)	$351,058	$55,484
iShares Russell 2000 Growth Index Fund	$2,350,305		$(2,350,305)	$740,873	$9,856
iShares Russell 2000 Index Fund	$2,963,602		$(2,963,602)	$620,775	$24,084

[1]	Represents net purchase cost.

[2]	Represents net sales cost.

See Notes to Financial Statements.

8

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments December 31, 2009 (concluded)

(d)	Represents the current yield as of report date.

(e)	Security was purchased with cash collateral from securities loans.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1
Long-Term Investments[1]	$224,881,671
Short-Term Securities	2,473,939

Total Level 1	227,355,610

Level 2—Short-Term Securities	20,332,250
Level 3	—

Total	$247,687,860

1 See above Schedule of Investments for the values in each industry.

See Notes to Financial Statements.

9

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Statement of Assets and Liabilities December 31, 2009

Assets:
Investments at value—unaffiliated (including securities loaned of $19,363,475) (cost—$214,484,417)	$223,752,039
Investments at value—affiliated (cost—$23,909,679)	23,935,821
Investments sold receivable	2,917,794
Dividends receivable	303,406
Securities lending income receivable—affiliated	7,832
Capital shares sold receivable	1,697
Prepaid expenses	33,031

Total assets	250,951,620

Liabilities:
Collateral at value—securities loaned	20,332,250
Investments purchased payable	2,598,412
Investment advisory fees payable	142,099
Capital shares redeemed payable	114,083
Distribution fees payable	1,830
Other affiliates payable	1,793
Officer’s and Directors’ fees payable	322
Other accrued expenses payable	47,269

Total liabilities	23,238,058

Net Assets	$227,713,562

Net Assets Consist of:
Paid-in capital	$360,810,477
Undistributed net investment income	183,651
Accumulated net realized loss	(142,574,330)
Net unrealized appreciation/depreciation	9,293,764

Net Assets	$227,713,562

Net Asset Value:
Class I—Based on net assets of $217,029,478 and 15,735,795 shares outstanding, 100 million shares authorized, $0.10 par value	$13.79

Class II—Based on net assets of $4,740,233 and 344,404 shares outstanding, 100 million shares authorized, $0.10 par value	$13.76

Class III—Based on net assets of $5,943,851 and 523,632 shares outstanding, 100 million shares authorized, $0.10 par value	$11.35

See Notes to Financial Statements.

10

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Statement of Operations Year Ended December 31, 2009

Investment Income:
Dividends	$2,665,431
Foreign taxes withheld	(158)
Securities lending—affiliated	80,837
Income—affiliated	125,495

Total income	2,871,605

Expenses:
Investment advisory	1,343,383
Accounting services	67,257
Professional	45,389
Custodian	43,388
Printing	30,458
Officer and Directors	20,807
Distribution—Class II	6,643
Distribution—Class III	12,199
Transfer agent—Class I	4,736
Transfer agent—Class II	127
Transfer agent—Class III	137
Miscellaneous	17,676

Total expenses	1,592,200
Less fees waived by advisor	(5,661)

Total expenses after fees waived	1,586,539

Net investment income	1,285,066

Realized and Unrealized Gain (Loss):
Net realized loss from:
Investments—unaffiliated	(87,927,653)
Investments—affiliated	(1,712,706)

(89,640,359)

Net change in unrealized appreciation/depreciation on investments	133,274,646

Total realized and unrealized gain	43,634,287

Net Increase in Net Assets Resulting from Operations	$44,919,353

See Notes to Financial Statements.

11

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2009	2008

Operations:
Net investment income	$1,285,066	$2,025,821
Net realized loss	(89,640,359)	(49,323,250)
Net change in unrealized appreciation/depreciation	133,274,646	(86,254,578)

Net increase (decrease) in net assets resulting from operations	44,919,353	(133,552,007)

Dividends and Distributions to Shareholders From:
Net investment income:
Class I	(1,262,301)	(1,716,584)
Class II	(21,968)	(39,403)
Class III	(30,463)	(44,006)
Net realized gain:
Class I	—	(7,208,021)
Class II	—	(215,646)
Class III	—	(251,971)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,314,732)	(9,475,631)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	10,273,247	(54,408,056)

Net Assets:
Total increase (decrease) in net assets	53,877,868	(197,435,694)
Beginning of year	173,835,694	371,271,388

End of year	$227,713,562	$173,835,694

Undistributed net investment income	$183,651	$225,810

See Notes to Financial Statements.

12

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$10.81	$19.11	$23.41	$24.93	$26.17

Net investment income[1]	0.08	0.12	0.03	0.07	0.07
Net realized and unrealized gain (loss)	2.98	(7.80)	(0.22)	3.12	2.58

Net increase (decrease) from investment operations	3.06	(7.68)	(0.19)	3.19	2.65

Dividends and distributions from:
Net investment income	(0.08)	(0.12)	(0.04)	(0.08)	(0.07)
Net realized gain	—	(0.50)	(4.07)	(4.63)	(3.82)

Total dividends and distributions	(0.08)	(0.62)	(4.11)	(4.71)	(3.89)

Net asset value, end of year	$13.79	$10.81	$19.11	$23.41	$24.93

Total Investment Return:[2]
Based on net asset value	28.34%	(40.04)%	(0.89)%	12.82%	10.38%

Ratios to Average Net Assets:
Total expenses	0.88%	0.87%	0.84%	0.84%	0.84%

Total expenses after fees waived	0.88%	0.87%	0.84%	0.84%	0.84%

Net investment income	0.73%	0.72%	0.14%	0.27%	0.28%

Supplemental Data:
Net assets, end of year (000)	$217,029	$164,193	$351,954	$443,153	$482,681

Portfolio turnover	121%	127%	103%	72%	80%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

13

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2009	2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$10.79	$19.06	$23.35		$24.87	$26.11

Net investment income (loss)[1]	0.06	0.09	(0.00)	[2]	0.03	0.04
Net realized and unrealized gain (loss)	2.97	(7.77)	(0.23)		3.11	2.57

Net increase (decrease) from investment operations	3.03	(7.68)	(0.23)		3.14	2.61

Dividends and distributions from:
Net investment income	(0.06)	(0.09)	—		(0.03)	(0.03)
Net realized gain	—	(0.50)	(4.06)		(4.63)	(3.82)

Total dividends and distributions	(0.06)	(0.59)	(4.06)		(4.66)	(3.85)

Net asset value, end of year	$13.76	$10.79	$19.06		$23.35	$24.87

Total Investment Return:[3]
Based on net asset value	28.12%	(40.14)%	(1.03)%		12.67%	10.24%

Ratios to Average Net Assets:
Total expenses	1.03%	1.02%	0.99%		0.99%	0.99%

Total expenses after fees waived	1.03%	1.02%	0.99%		0.99%	0.99%

Net investment income (loss)	0.49%	0.56%	(0.02)%		0.12%	0.14%

Supplemental Data:
Net assets, end of year (000)	$4,740	$4,898	$11,281		$14,991	$16,489

Portfolio turnover	121%	127%	103%		72%	80%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

14

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (concluded)

	Class III[1]
	Year Ended December 31,
	2009	2008	2007	2006		2005

Per Share Operating Performance:
Net asset value, beginning of year	$8.91	$15.93	$20.20	$59.70		$90.00

Net Investment income (loss)[2]	0.04	0.07	(0.02)	(0.00)	[3]	0.10
Net realized and unrealized gain (loss)	2.46	(6.50)	(0.20)	7.30		8.40

Net increase (decrease) from investment operations	2.50	(6.43)	(0.22)	7.30		8.50

Dividends and distributions from:
Net investment income	(0.06)	(0.09)	—	(0.50)		(0.60)
Net realized gain	—	(0.50)	(4.05)	(46.30)		(38.20)

Total dividends and distributions	(0.06)	(0.59)	(4.05)	(46.80)		(38.80)

Net asset value, end of year	$11.35	$8.91	$15.93	$20.20		$59.70

Total Investment Return:[4]
Based on net asset value	28.06%	(40.21)%	(1.15)%	12.28%		10.11%

Ratios to Average Net Assets:
Total expenses	1.13%	1.12%	1.10%	1.08%		1.09%

Total expenses after fees waived	1.13%	1.12%	1.10%	1.08%		1.09%

Net investment income (loss)	0.45%	0.49%	(0.12)%	(0.02)%		0.11%

Supplemental Data:
Net assets, end of year (000)	$5,944	$4,745	$8,037	$7,810		$27,600

Portfolio turnover	121%	127%	103%	72%		80%

[1]	On December 14, 2007, the Fund declared a 1 for 10 stock split. The net asset values and other per share information listed above have been restated to reflect the stock split.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

15

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Value Opportunities V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. The Money Market Series’ investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives income on the loaned securities but does not receive the income on the collateral. The Fund may

16

invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.75% of the average daily value of the Fund’s net assets.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager,

17

under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II and Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2009, the Fund reimbursed the Manager $3,113 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company has entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.15% and 0.25% based upon the average daily net assets of Class II and Class III, respectively.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services and customer identification services.

The Company has received an exemptive order from the Securities and Exchange Commission permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM, on behalf of the Fund, may invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2009, BIM received $20,232 in securities lending agent fees.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2009 were $221,196,833 and $204,402,343, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets

18

as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended December 31, 2009.

5.  Income Tax Information:

Reclassification:  Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2009 attributable to income recognized from pass-through entities were reclassified to the following accounts:

Undistributed net investment income	$(12,493)

Accumulated net realized loss	$12,493

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/2009	12/31/2008

Distributions paid from:

Ordinary income	$1,314,732	$6,917,219

Long-term capital gains	—	2,558,412

Total distributions	$1,314,732	$9,475,631

As of December 31, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$181,535

Capital loss carryforwards	(134,007,456)

Net unrealized gains*	729,006

Total	$(133,096,915)

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October capital losses for tax purposes and the timing and recognition of grantor trust income.

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$24,264,136

2017	109,743,320

Total	$134,007,456

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	2,786,719	$35,713,279

Shares issued to shareholders in reinvestment of dividends	92,820	1,262,301

Total issued	2,879,539	36,975,580

Shares redeemed	(2,333,814)	(25,432,344)

Net increase	545,725	$11,543,236

Class I Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	432,460	$6,950,760

Shares issued to shareholders in reinvestment of dividends and distributions	860,618	8,924,605

Total issued	1,293,078	15,875,365

Shares redeemed	(4,517,214)	(67,842,152)

Net decrease	(3,224,136)	$(51,966,787)

19

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	17,557	$189,362

Shares issued to shareholders in reinvestment of dividends	1,642	21,968

Total issued	19,199	211,330

Shares redeemed	(128,750)	(1,412,970)

Net decrease	(109,551)	$(1,201,640)

Class II Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	29,406	$336,437

Shares issued to shareholders in reinvestment of dividends and distributions	24,642	255,049

Total issued	54,048	591,486

Shares redeemed	(191,923)	(3,140,986)

Net decrease	(137,875)	$(2,549,500)

Class III Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	137,858	$1,259,922

Shares issued to shareholders in reinvestment of dividends	2,759	30,463

Total issued	140,617	1,290,385

Shares redeemed	(149,374)	(1,358,734)

Net decrease	(8,757)	$(68,349)

Class III Shares
Year Ended December 31, 2008	Shares	Amount

Shares sold	161,715	$2,025,799

Shares issued to shareholders in reinvestment of dividends and distributions	34,617	295,977

Total issued	196,332	2,321,776

Shares redeemed	(168,348)	(2,213,545)

Net increase	27,984	$108,231

8.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 23, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Value Opportunities V.I. Fund and Board of Directors
of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Value Opportunities V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 23, 2010

21

BlackRock Variable Series Funds, Inc.
Officers and Directors

Non-Interested Directors[1]

Number of BlackRock-
Advised Registered
		Length of		Investment Companies
		Time Served		(“RICs”) Consisting of
Name, Address and	Position(s) Held	as a	Principal Occupation(s)	Investment Portfolios	Public
Year of Birth	with Funds	Director[2]	During Past Five Years	(“Portfolios”) Overseen	Directorships

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Director and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	35 RICs consisting of 98 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 RICs consisting of 98 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	35 RICs consisting of 98 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	35 RICs consisting of 98 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	35 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry) UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	35 RICs consisting of 98 Portfolios	None

BlackRock Variable Series Funds, Inc.
Officers and Directors (continued)

Non-Interested Directors[1] (concluded)

Number of BlackRock-
Advised Registered
		Length of		Investment Companies
		Time Served		(“RICs”) Consisting of
Name, Address and	Position(s) Held	as a	Principal Occupation(s)	Investment Portfolios	Public
Year of Birth	with Funds	Director[2]	During Past Five Years	(“Portfolios”) Overseen	Directorships

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	35 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2002	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute, (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	35 RICs consisting of 98 Portfolios	None

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	35 RICs consisting of 98 Portfolios	None

Richard R. West 55 East 52nd Street New York, NY 10055 1938	Director and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 RICs consisting of 98 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]	Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Funds’ board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004; Roberta Cooper Ramo since 2000; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since 1978.

BlackRock Variable Series Funds, Inc.
Officers and Directors (continued)

Interested Directors[1]

Number of BlackRock-
Advised Registered
		Length of		Investment Companies
		Time Served		(“RICs”) Consisting of
Name, Address and	Position(s) Held	as a	Principal Occupation(s)	Investment Portfolios	Public
Year of Birth	with Funds	Director	During Past Five Years	(“Portfolios”) Overseen	Directorships

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	173 RICs consisting of 304 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	35 RICs consisting of 98 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	173 RICs consisting of 304 Portfolios	None

[1]	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates, as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BlackRock Variable Series Funds, Inc.
Officers and Directors (concluded)

Funds Officers[1]

Name, Address and	Position(s) Held
Year of Birth	with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard B. Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Funds serve at the pleasure of the Board of Directors.
Further information about the Funds’ Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

BlackRock Variable Series Funds, Inc.
Service Providers

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Financial Management, Inc.
New York, NY 10055

BlackRock Investment Management, LLC
Plainsboro, NJ 08536

BlackRock International Limited
Edinburgh, EH3 8JB, United Kingdom

BlackRock Institutional Management Corporation
Wilmington, DE 19809

Custodian
The Bank of New York Mellon1
New York, NY 10286

Brown Brothers Harriman & Co.2
Boston, MA 02109-3661

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche llp
Princeton, NJ 08540

Legal Counsel
Willkie, Farr & Gallagher llp
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International Value V.I. Fund and BlackRock Large Cap Growth V.I. Fund.
[2]	For BlackRock Global Allocation V.I. Fund, BlackRock International Value V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

BlackRock Variable Series Funds, Inc.
Additional Information

General Information

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in each Fund’s portfolio during the most recent 12 month period ended June 30 is available, upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

#16897– 12/09

Item 2 —	Code of Ethics — The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 —	Audit Committee Financial Expert — The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez Fred G. Weiss Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.
Item 4 — Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
Entity Name	Year End	Year End	Year End	Year End	Year End	Year End	Year End	Year End
BlackRock Balanced Capital V.I. Fund	$25,200	$23,300	$0	$0	$8,100	$8,100	$1,028	$1,049
BlackRock Basic Value V.I. Fund	$35,700	$35,300	$0	$0	$8,100	$8,100	$1,028	$1,049
BlackRock Fundamental Growth V.I. Fund	$20,700	$20,300	$0	$0	$8,238	$10,628	$1,028	$1,049
BlackRock Global Allocation V.I. Fund	$39,200	$37,300	$0	$0	$11,191	$20,923	$1,028	$1,049
BlackRock Global Growth V.I. Fund	$24,900	$24,300	$0	$0	$12,515	$13,868	$1,028	$1,049
BlackRock Government Income V.I. Fund	$28,700	$25,300	$0	$0	$8,100	$8,100	$1,028	$1,049
BlackRock High Income V.I. Fund	$32,700	$29,300	$0	$0	$8,100	$8,100	$1,028	$1,049
BlackRock International Value V.I. Fund	$27,900	$27,300	$0	$0	$8,100	$8,100	$1,028	$1,049
BlackRock Large Cap Core V.I. Fund	$28,700	$30,400	$0	$0	$8,100	$8,100	$1,028	$1,049
BlackRock Large Cap Growth V.I. Fund	$20,700	$20,300	$0	$0	$8,100	$8,100	$1,028	$1,049
BlackRock Large Cap Value V.I. Fund	$20,700	$22,400	$0	$0	$8,100	$8,100	$1,028	$1,049
BlackRock Money Market V.I. Fund	$21,400	$21,300	$0	$0	$8,100	$8,100	$733	$749
BlackRock S&P 500 Index V.I. Fund	$28,700	$28,300	$0	$0	$8,100	$8,100	$1,028	$1,049
BlackRock Total Return V.I. Fund	$29,700	$26,300	$0	$0	$8,100	$8,100	$1,028	$1,049
BlackRock Utilities and Telecommunications V.I. Fund	$18,700	$18,300	$0	$0	$8,100	$8,100	$1,028	$1,049
BlackRock Value Opportunities V.I. Fund	$25,700	$25,300	$0	$0	$8,100	$8,100	$1,028	$1,049

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2	The nature of the services include tax compliance, tax advice and tax planning.

3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal
Entity Name	End	Year End
BlackRock Balanced Capital V.I. Fund	$416,628	$414,149
BlackRock Basic Value V.I. Fund	$416,628	$414,149
BlackRock Fundamental Growth V.I. Fund	$416,766	$416,677
BlackRock Global Allocation V.I. Fund	$419,719	$426,972
BlackRock Global Growth V.I. Fund	$421,043	$419,917
BlackRock Government Income V.I. Fund	$416,628	$414,149
BlackRock High Income V.I. Fund	$416,628	$414,149
BlackRock International Value V.I. Fund	$416,628	$414,149
BlackRock Large Cap Core V.I. Fund	$416,628	$414,149

	Current Fiscal Year	Previous Fiscal
Entity Name	End	Year End
BlackRock Large Cap Growth V.I. Fund	$416,628	$414,149
BlackRock Large Cap Value V.I. Fund	$416,628	$414,149
BlackRock Money Market V.I. Fund	$416,333	$413,849
BlackRock S&P 500 Index V.I. Fund	$416,628	$414,149
BlackRock Total Return V.I. Fund	$416,628	$414,149
BlackRock Utilities and Telecommunications V.I. Fund	$416,628	$414,149
BlackRock Value Opportunities V.I. Fund	$416,628	$414,149

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) — $407,500, 0%

Item 5 —	Audit Committee of Listed Registrants — Not Applicable

Item 6 —	Investments
(a) BlackRock S&P 500 Index V.I. Fund — Schedule of Investments
BlackRock Variable Series Funds, Inc. — BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)
Industry	Common Stocks	Shares	Value

Aerospace & Defense — 2.8%	Boeing Co.	11,828	$640,250
	General Dynamics Corp.	6,428	438,197
	Goodrich Corp.	2,063	132,548
	Honeywell International, Inc.	12,163	476,790
	ITT Corp.	2,956	147,031
	L-3 Communications Holdings, Inc.	1,929	167,727
	Lockheed Martin Corp.	5,133	386,772
	Northrop Grumman Corp.	5,240	292,654
	Precision Castparts Corp.	2,200	242,770
	Raytheon Co.	6,046	311,490
	Rockwell Collins, Inc.	2,583	142,995
	United Technologies Corp.	15,264	1,059,474

			4,438,698

Air Freight & Logistics — 1.0%	C.H. Robinson Worldwide, Inc.	2,700	158,571
	Expeditors International
	Washington, Inc.	3,500	121,555
	FedEx Corp.	4,955	413,495
	United Parcel Service, Inc., Class B	16,100	923,657

			1,617,278

Airlines — 0.1%	Southwest Airlines Co.	11,875	135,731

Auto Components — 0.2%	The Goodyear Tire & Rubber Co. (a)	4,034	56,879
	Johnson Controls, Inc.	11,138	303,399

			360,278

Automobiles — 0.4%	Ford Motor Co. (a)	53,262	532,620
	Harley-Davidson, Inc.	3,952	99,590

			632,210

Beverages — 2.6%	Brown-Forman Corp., Class B	1,672	89,569
	The Coca-Cola Co.	37,696	2,148,672
	Coca-Cola Enterprises, Inc.	4,937	104,664
	Constellation Brands, Inc., Class A (a)	3,200	50,976
	Dr. Pepper Snapple Group, Inc.	4,200	118,860
	Molson Coors Brewing Co., Class B	2,382	107,571
	Pepsi Bottling Group, Inc.	2,204	82,650
	PepsiCo, Inc.	25,439	1,546,691

			4,249,653

Biotechnology — 1.6%	Amgen, Inc. (a)	16,423	929,049
	Biogen Idec, Inc. (a)	4,726	252,841
	Celgene Corp. (a)	7,400	412,032
	Cephalon, Inc. (a)	1,100	68,651
	Genzyme Corp. (a)	4,200	205,842
	Gilead Sciences, Inc. (a)	14,800	640,544

			2,508,959

Building Products — 0.0%	Masco Corp.	6,051	83,564

Capital Markets — 2.8%	Ameriprise Financial, Inc.	4,295	166,732
	The Bank of New York Mellon Corp.	19,267	538,898
	The Charles Schwab Corp.	15,365	289,169
	E*Trade Financial Corp. (a)	26,700	46,725
	Federated Investors, Inc., Class B	1,400	38,500

BlackRock Variable Series Funds, Inc. — BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)
Industry	Common Stocks	Shares	Value

	Franklin Resources, Inc.	2,422	$255,158
	The Goldman Sachs Group, Inc.	8,350	1,409,814
	Invesco Ltd.	6,900	162,081
	Janus Capital Group, Inc.	2,611	35,118
	Legg Mason, Inc.	2,500	75,400
	Morgan Stanley	21,863	647,145
	Northern Trust Corp.	4,001	209,652
	State Street Corp.	7,993	348,015
	T. Rowe Price Group, Inc.	4,286	228,230

			4,450,637

Chemicals — 2.0%	Air Products & Chemicals, Inc.	3,489	282,818
	Airgas, Inc.	1,400	66,640
	CF Industries Holdings, Inc.	900	81,702
	The Dow Chemical Co.	18,636	514,913
	E.I. du Pont de Nemours & Co.	14,796	498,181
	Eastman Chemical Co.	1,258	75,782
	Ecolab, Inc.	3,676	163,876
	FMC Corp.	1,200	66,912
	International Flavors & Fragrances, Inc.	1,399	57,555
	Monsanto Co.	8,834	722,180
	PPG Industries, Inc.	2,643	154,721
	Praxair, Inc.	5,054	405,887
	Sigma-Aldrich Corp.	2,034	102,778

			3,193,945

Commercial Banks — 2.7%	BB&T Corp.	10,996	278,968
	Comerica, Inc.	2,426	71,737
	Fifth Third Bancorp	12,519	122,060
	First Horizon National Corp. (a)	3,538	47,412
	Huntington Bancshares, Inc.	12,105	44,183
	KeyCorp	15,003	83,267
	M&T Bank Corp.	1,400	93,646
	Marshall & Ilsley Corp.	8,000	43,600
	The PNC Financial Services
	Group, Inc. (b)	7,448	393,180
	Regions Financial Corp.	19,993	105,763
	SunTrust Banks, Inc.	8,096	164,268
	U.S. Bancorp	31,304	704,653
	Wells Fargo & Co.	83,067	2,241,978
	Zions Bancorporation	1,924	24,685

			4,419,400

Commercial Services & Supplies — 0.5%	Avery Dennison Corp.	1,667	60,829
	Cintas Corp.	2,136	55,643
	Iron Mountain, Inc. (a)	3,000	68,280
	Pitney Bowes, Inc.	3,415	77,725
	R.R. Donnelley & Sons Co.	3,444	76,698
	Republic Services, Inc., Class A	5,399	152,846

BlackRock Variable Series Funds, Inc. — BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)
Industry	Common Stocks	Shares	Value

	Stericycle, Inc. (a)	1,400	$77,238
	Waste Management, Inc. (a)	8,010	270,818

			840,077

Communications Equipment — 2.6%	Cisco Systems, Inc. (a)	93,515	2,238,749
	Harris Corp.	2,100	99,855
	JDS Uniphase Corp. (a)	3,534	29,156
	Juniper Networks, Inc. (a)	8,700	232,029
	Motorola, Inc.	37,036	287,399
	QUALCOMM, Inc.	27,168	1,256,792
	Tellabs, Inc. (a)	6,633	37,675

			4,181,655

Computers & Peripherals — 5.9%	Apple, Inc. (a)	14,590	3,076,447
	Dell, Inc. (a)	27,676	397,427
	EMC Corp. (a)	32,704	571,339
	Hewlett-Packard Co.	38,543	1,985,350
	International Business Machines Corp.	21,334	2,792,621
	Lexmark International, Inc., Class A (a)	1,407	36,554
	NetApp, Inc. (a)	5,365	184,502
	QLogic Corp. (a)	2,186	41,250
	SanDisk Corp. (a)	3,900	113,061
	Sun Microsystems, Inc. (a)	12,278	115,045
	Teradata Corp. (a)	2,900	91,147
	Western Digital Corp. (a)	3,700	163,355

			9,568,098

Construction & Engineering — 0.2%	Fluor Corp.	2,748	123,770
	Jacobs Engineering Group, Inc. (a)	2,000	75,220
	Quanta Services, Inc. (a)	3,200	66,688

			265,678

Construction Materials — 0.1%	Vulcan Materials Co.	1,950	102,707

Consumer Finance — 0.8%	American Express Co.	19,478	789,248
	Capital One Financial Corp.	7,432	284,943
	Discover Financial Services, Inc.	8,581	126,226
	SLM Corp. (a)	7,523	84,784

			1,285,201

Containers & Packaging — 0.2%	Ball Corp.	1,536	79,411
	Bemis Co.	1,556	46,135
	Owens-Illinois, Inc. (a)	2,700	88,749
	Pactiv Corp. (a)	2,167	52,311
	Sealed Air Corp.	2,520	55,087

			321,693

Distributors — 0.1%	Genuine Parts Co.	2,638	100,138

Diversified Consumer Services — 0.2%	Apollo Group, Inc., Class A (a)	2,000	121,160
	DeVry, Inc.	1,100	62,403
	H&R Block, Inc.	5,362	121,288

			304,851

Diversified Financial Services — 4.3%	Bank of America Corp.	161,528	2,432,612
	CME Group, Inc.	1,071	359,802
	Citigroup, Inc.	316,951	1,049,108

BlackRock Variable Series Funds, Inc. — BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)
Industry	Common Stocks	Shares	Value

	IntercontinentalExchange, Inc. (a)	1,200	$134,760
	JPMorgan Chase & Co.	64,101	2,671,089
	Leucadia National Corp. (a)	2,900	68,991
	Moody’s Corp.	3,304	88,547
	The NASDAQ Stock Market, Inc. (a)	2,200	43,604
	NYSE Euronext	4,300	108,790

			6,957,303

Diversified Telecommunication Services — 2.9%	AT&T Inc.	95,902	2,688,133
	CenturyTel, Inc.	4,805	173,989
	Frontier Communications Corp.	5,203	40,635
	Qwest Communications International, Inc.	24,496	103,128
	Verizon Communications, Inc.	46,118	1,527,889
	Windstream Corp.	7,202	79,150

			4,612,924

Electric Utilities — 2.0%	Allegheny Energy, Inc.	2,822	66,261
	American Electric Power Co., Inc.	7,518	261,551
	Duke Energy Corp.	20,731	356,781
	Edison International	5,396	187,673
	Entergy Corp.	3,172	259,596
	Exelon Corp.	10,578	516,947
	FPL Group, Inc.	6,714	354,633
	FirstEnergy Corp.	4,988	231,693
	Northeast Utilities Inc.	2,600	67,054
	PPL Corp.	6,258	202,196
	Pepco Holdings, Inc.	4,100	69,085
	Pinnacle West Capital Corp.	1,724	63,064
	Progress Energy, Inc.	4,429	181,633
	The Southern Co.	12,718	423,764

			3,241,931

Electrical Equipment — 0.5%	Emerson Electric Co.	12,450	530,370
	First Solar, Inc. (a)(c)	800	108,320
	Rockwell Automation, Inc.	2,283	107,255
	Roper Industries, Inc.	1,500	78,555

			824,500

Electronic Equipment, Instruments & Components — 0.6%	Agilent Technologies, Inc.	5,762	179,025
	Amphenol Corp., Class A	2,900	133,922
	Corning, Inc.	25,558	493,525
	Flir Systems, Inc. (a)	2,300	75,256
	Jabil Circuit, Inc.	3,415	59,319
	Molex, Inc.	2,263	48,768

			989,815

Energy Equipment & Services — 1.8%	BJ Services Co.	4,600	85,560
	Baker Hughes, Inc.	5,008	202,724
	Cameron International Corp. (a)	4,000	167,200
	Diamond Offshore Drilling, Inc.	1,200	118,104
	FMC Technologies, Inc. (a)	2,100	121,464
	Halliburton Co.	14,404	433,416
	Nabors Industries Ltd. (a)	4,492	98,330

BlackRock Variable Series Funds, Inc. — BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)
Industry	Common Stocks	Shares	Value

	National Oilwell Varco, Inc.	6,802	$299,900
	Rowan Cos., Inc.	1,835	41,544
	Schlumberger Ltd.	19,490	1,268,604
	Smith International, Inc.	4,000	108,680

			2,945,526

Food & Staples Retailing — 2.7%	CVS Caremark Corp.	23,066	742,956
	Costco Wholesale Corp.	6,905	408,569
	The Kroger Co.	10,126	207,887
	SUPERVALU, Inc.	3,538	44,968
	SYSCO Corp.	9,871	275,796
	Safeway, Inc.	6,947	147,902
	Wal-Mart Stores, Inc.	34,716	1,855,570
	Walgreen Co.	15,844	581,792
	Whole Foods Market, Inc. (a)	2,200	60,390

			4,325,830

Food Products — 1.7%	Archer-Daniels-Midland Co.	10,482	328,191
	Campbell Soup Co.	3,293	111,303
	ConAgra Foods, Inc.	7,332	169,003
	Dean Foods Co. (a)	2,800	50,512
	General Mills, Inc.	5,408	382,940
	H.J. Heinz Co.	5,049	215,895
	The Hershey Co.	2,648	94,772
	Hormel Foods Corp.	1,300	49,985
	The J.M. Smucker Co.	2,000	123,500
	Kellogg Co.	4,089	217,535
	Kraft Foods, Inc.	24,271	659,686
	McCormick & Co., Inc.	2,100	75,873
	Sara Lee Corp.	11,517	140,277
	Tyson Foods, Inc., Class A	4,600	56,442

			2,675,914

Gas Utilities — 0.2%	EQT Corp.	2,200	96,624
	Nicor, Inc.	729	30,691
	Questar Corp.	2,800	116,396

			243,711

Health Care Equipment & Supplies — 2.0%	Baxter International, Inc.	9,658	566,731
	Becton Dickinson & Co.	3,988	314,494
	Boston Scientific Corp. (a)	24,525	220,725
	C.R. Bard, Inc.	1,554	121,057
	CareFusion Corp. (a)	2,968	74,230
	Dentsply International, Inc.	2,500	87,925
	Hospira, Inc. (a)	2,552	130,152
	Intuitive Surgical, Inc. (a)	636	192,912
	Medtronic, Inc.	18,162	798,765
	St. Jude Medical, Inc. (a)	5,588	205,527
	Stryker Corp.	4,496	226,464
	Varian Medical Systems, Inc. (a)	2,000	93,700
	Zimmer Holdings, Inc. (a)	3,616	213,742

			3,246,424

BlackRock Variable Series Funds, Inc. — BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)
Industry	Common Stocks	Shares	Value

Health Care Providers & Services — 2.2%	Aetna, Inc.	6,872	$217,842
	AmerisourceBergen Corp.	4,940	128,786
	Cardinal Health, Inc.	5,937	191,409
	Cigna Corp.	4,389	154,800
	Coventry Health Care, Inc. (a)	2,350	57,081
	DaVita, Inc. (a)	1,600	93,984
	Express Scripts, Inc. (a)	4,400	380,380
	Humana, Inc. (a)	2,757	121,005
	Laboratory Corp. of America Holdings (a)	1,800	134,712
	McKesson Corp.	4,407	275,438
	Medco Health Solutions, Inc. (a)	7,866	502,716
	Patterson Cos., Inc. (a)	1,400	39,172
	Quest Diagnostics, Inc.	2,500	150,950
	Tenet Healthcare Corp. (a)	6,712	36,178
	UnitedHealth Group, Inc.	18,858	574,792
	WellPoint, Inc. (a)	7,404	431,579

			3,490,824

Health Care Technology — 0.0%	IMS Health, Inc.	3,014	63,475

Hotels, Restaurants & Leisure — 1.5%	Carnival Corp. (a)	7,173	227,312
	Darden Restaurants, Inc.	2,161	75,786
	International Game Technology	5,008	94,000
	Marriott International, Inc., Class A	4,316	117,611
	McDonald’s Corp.	17,572	1,097,196
	Starbucks Corp. (a)	11,844	273,123
	Starwood Hotels & Resorts Worldwide, Inc.	3,109	113,696
	Wyndham Worldwide Corp.	2,965	59,804
	Wynn Resorts Ltd.	1,100	64,053
	Yum! Brands, Inc.	7,584	265,212

			2,387,793

Household Durables — 0.3%	Black & Decker Corp.	1,085	70,340
	D.R. Horton, Inc.	4,300	46,741
	Fortune Brands, Inc.	2,399	103,637
	Harman International Industries, Inc.	1,100	38,808
	Leggett & Platt, Inc.	2,555	52,122
	Lennar Corp., Class A	2,550	32,564
	Newell Rubbermaid, Inc.	4,385	65,819
	Pulte Homes, Inc.	5,599	55,990
	Whirlpool Corp.	1,313	105,907

			571,928

Household Products — 2.5%	Clorox Co.	2,168	132,248
	Colgate-Palmolive Co.	8,085	664,183
	Kimberly-Clark Corp.	6,621	421,824
	The Procter & Gamble Co.	47,484	2,878,955

			4,097,210

IT Services — 1.6%	Affiliated Computer Services, Inc., Class A (a)	1,500	89,535

BlackRock Variable Series Funds, Inc. — BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)
Industry	Common Stocks	Shares	Value

	Automatic Data Processing, Inc.	8,355	$357,761
	Cognizant Technology Solutions Corp. (a)	4,700	212,910
	Computer Sciences Corp. (a)	2,408	138,532
	Fidelity National Information Services, Inc.	5,000	117,200
	Fiserv, Inc. (a)	2,655	128,714
	MasterCard, Inc., Class A	1,538	393,697
	Paychex, Inc.	5,260	161,166
	SAIC, Inc. (a)	4,700	89,018
	Total System Services, Inc.	3,300	56,991
	Visa, Inc., Class A	7,200	629,712
	The Western Union Co.	11,508	216,926

			2,592,162

Independent Power Producers & Energy Traders — 0.2%	The AES Corp. (a)	11,422	152,027
	Constellation Energy Group, Inc.	3,552	124,924

			276,951

Industrial Conglomerates — 2.3%	3M Co.	11,546	954,508
	General Electric Co.	173,365	2,623,012
	Textron, Inc.	4,260	80,131

			3,657,651

Insurance — 2.4%	AON Corp.	4,475	171,572
	Aflac, Inc.	7,742	358,067
	The Allstate Corp.	8,945	268,708
	American International Group, Inc. (a)(c)	2,225	66,705
	Assurant, Inc.	1,800	53,064
	Chubb Corp.	5,696	280,129
	Cincinnati Financial Corp.	2,566	67,332
	Genworth Financial, Inc., Class A (a)	7,600	86,260
	Hartford Financial Services Group, Inc.	6,077	141,351
	Lincoln National Corp.	4,752	118,230
	Loews Corp.	6,028	219,118
	Marsh & McLennan Cos., Inc.	8,360	184,589
	MetLife, Inc.	13,253	468,494
	Principal Financial Group, Inc.	5,100	122,604
	The Progressive Corp.	11,100	199,689
	Prudential Financial, Inc.	7,500	373,200
	Torchmark Corp.	1,397	61,398
	The Travelers Cos., Inc.	8,737	435,627
	UnumProvident Corp.	5,689	111,049
	XL Capital Ltd., Class A	5,855	107,322

			3,894,508

Internet & Catalog Retail — 0.6%	Amazon.com, Inc. (a)	5,420	729,098
	Expedia, Inc. (a)	3,400	87,414
	Priceline.com, Inc. (a)	700	152,950

			969,462

Internet Software & Services — 2.1%	AOL, Inc. (a)	0	6

BlackRock Variable Series Funds, Inc. — BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)
Industry	Common Stocks	Shares	Value

	Akamai Technologies, Inc. (a)	2,700	$68,391
	eBay, Inc. (a)	18,200	428,428
	Google, Inc., Class A (a)	3,930	2,436,521
	VeriSign, Inc. (a)	3,200	77,568
	Yahoo! Inc. (a)	19,060	319,827

			3,330,741

Leisure Equipment & Products — 0.1%	Eastman Kodak Co.	4,511	19,036
	Hasbro, Inc.	2,045	65,563
	Mattel, Inc.	5,980	119,480

			204,079

Life Sciences Tools & Services — 0.4%	Life Technologies Corp. (a)	2,860	149,378
	Millipore Corp. (a)	1,031	74,593
	PerkinElmer, Inc.	1,909	39,306
	Thermo Fisher Scientific, Inc. (a)	6,736	321,240
	Waters Corp. (a)	1,500	92,940

			677,457

Machinery — 1.6%	Caterpillar, Inc.	9,984	568,988
	Cummins, Inc.	3,380	155,007
	Danaher Corp.	4,266	320,803
	Deere & Co.	6,776	366,514
	Dover Corp.	3,034	126,245
	Eaton Corp.	2,668	169,738
	Flowserve Corp.	1,000	94,530
	Illinois Tool Works, Inc.	6,232	299,074
	PACCAR, Inc.	6,003	217,729
	Pall Corp.	1,910	69,142
	Parker Hannifin Corp.	2,702	145,584
	Snap-On, Inc.	1,041	43,993
	The Stanley Works	1,441	74,226

			2,651,573

Media — 2.9%	CBS Corp. Class B	11,103	155,997
	Comcast Corp., Class A	46,352	781,495
	DIRECTV Class A (a)	15,300	510,255
	Gannett Co., Inc.	3,847	57,128
	Interpublic Group of Cos., Inc. (a)	7,692	56,767
	The McGraw-Hill Cos., Inc.	5,204	174,386
	Meredith Corp.	632	19,497
	The New York Times Co., Class A	1,877	23,200
	News Corp., Class A	37,200	509,268
	Omnicom Group Inc.	5,234	204,911
	Scripps Networks Interactive	1,400	58,100
	Time Warner Cable, Inc.	5,892	243,870
	Time Warner, Inc.	18,982	553,135
	Viacom, Inc., Class B (a)	10,103	300,362
	Walt Disney Co.	31,382	1,012,069
	The Washington Post Co., Class B	95	41,762

			4,702,202

Metals & Mining — 1.1%	AK Steel Holding Corp.	1,900	40,565

BlackRock Variable Series Funds, Inc. — BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)
Industry	Common Stocks	Shares	Value

	Alcoa, Inc.	15,524	$250,247
	Allegheny Technologies, Inc.	1,561	69,886
	Cliffs Natural Resources, Inc.	2,000	92,180
	Freeport-McMoRan Copper & Gold, Inc., Class B	6,916	555,286
	Newmont Mining Corp.	7,803	369,160
	Nucor Corp.	5,140	239,781
	Titanium Metals Corp.	1,400	17,528
	United States Steel Corp.	2,189	120,658

			1,755,291

Multi-Utilities — 1.4%	Ameren Corp.	3,797	106,126
	CMS Energy Corp.	3,954	61,920
	CenterPoint Energy, Inc.	5,883	85,362
	Consolidated Edison, Inc.	4,358	197,984
	DTE Energy Co.	2,623	114,336
	Dominion Resources, Inc. (a)	9,522	370,596
	Integrys Energy Group, Inc.	1,452	60,969
	NiSource, Inc.	4,611	70,917
	PG&E Corp.	5,981	267,052
	Public Service Enterprise Group, Inc.	8,328	276,906
	SCANA Corp.	1,900	71,592
	Sempra Energy	4,017	224,872
	TECO Energy, Inc.	3,615	58,635
	Wisconsin Energy Corp.	2,000	99,660
	Xcel Energy, Inc.	7,184	152,444

			2,219,371

Multiline Retail — 0.8%	Big Lots, Inc. (a)	1,445	41,876
	Family Dollar Stores, Inc.	2,227	61,977
	JCPenney Co., Inc.	3,935	104,710
	Kohl’s Corp. (a)	4,825	260,212
	Macy’s, Inc.	6,806	114,069
	Nordstrom, Inc.	2,568	96,505
	Sears Holdings Corp. (a)(c)	870	72,602
	Target Corp.	12,034	582,085

			1,334,036

Office Electronics — 0.1%	Xerox Corp.	14,223	120,327

Oil, Gas & Consumable Fuels — 9.6%	Anadarko Petroleum Corp.	7,836	489,123
	Apache Corp.	5,366	553,610
	Cabot Oil & Gas Corp., Class A	1,600	69,744
	Chesapeake Energy Corp.	10,300	266,564
	Chevron Corp.	32,607	2,510,413
	ConocoPhillips	24,124	1,232,013
	Consol Energy, Inc.	3,000	149,400
	Denbury Resources, Inc. (a)	4,300	63,640
	Devon Energy Corp.	7,102	521,997
	EOG Resources, Inc.	4,132	402,044
	El Paso Corp.	11,412	112,180

BlackRock Variable Series Funds, Inc. — BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)
Industry	Common Stocks	Shares	Value

	Exxon Mobil Corp.	77,246	$5,267,405
	Hess Corp.	4,615	279,208
	Marathon Oil Corp.	11,580	361,528
	Massey Energy Co.	1,400	58,814
	Murphy Oil Corp.	3,100	168,020
	Noble Energy, Inc.	2,800	199,416
	Occidental Petroleum Corp.	13,158	1,070,403
	Peabody Energy Corp.	4,300	194,403
	Pioneer Natural Resources Co.	1,900	91,523
	Range Resources Corp.	2,400	119,640
	Southwestern Energy Co. (a)	5,700	274,740
	Spectra Energy Corp.	10,265	210,535
	Sunoco, Inc. (a)	1,856	48,442
	Tesoro Corp.	2,200	29,810
	Valero Energy Corp.	9,300	155,775
	Williams Cos., Inc.	9,507	200,408
	XTO Energy, Inc.	9,491	441,616

			15,542,414

Paper & Forest Products — 0.3%	International Paper Co.	7,024	188,103
	MeadWestvaco Corp.	2,742	78,503
	Weyerhaeuser Co.	3,529	152,241

			418,847

Personal Products — 0.3%	Avon Products, Inc.	6,994	220,311
	The Estée Lauder Cos., Inc., Class A	1,800	87,048
	Mead Johnson Nutrition Co.	3,200	139,840

			447,199

Pharmaceuticals — 6.4%	Abbott Laboratories	25,120	1,356,229
	Allergan, Inc.	4,954	312,151
	Bristol-Myers Squibb Co.	27,963	706,066
	Eli Lilly & Co.	16,248	580,216
	Forest Laboratories, Inc. (a)	4,918	157,917
	Johnson & Johnson	44,853	2,888,982
	King Pharmaceuticals, Inc. (a)	4,016	49,276
	Merck & Co., Inc.	49,598	1,812,311
	Mylan, Inc. (a)	4,930	90,860
	Pfizer, Inc.	131,081	2,384,363
	Watson Pharmaceuticals, Inc. (a)	1,640	64,960

			10,403,331

Professional Services — 0.1%	Dun & Bradstreet Corp.	900	75,933
	Equifax, Inc.	2,079	64,220
	Monster Worldwide, Inc. (a)	1,971	34,295
	Robert Half International, Inc.	2,486	66,451

			240,899

Real Estate Investment Trusts (REITs) — 1.2%	Apartment Investment & Management Co., Class A	2,370	37,730
	AvalonBay Communities, Inc.	1,444	118,567
	Boston Properties, Inc.	2,200	147,554
	Equity Residential	4,500	152,010

BlackRock Variable Series Funds, Inc. — BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)
Industry	Common Stocks	Shares	Value

	HCP, Inc.	4,600	$140,484
	Health Care REIT, Inc.	1,800	79,776
	Host Marriott Corp.	9,701	113,209
	Kimco Realty Corp.	6,200	83,886
	Plum Creek Timber Co., Inc.	2,800	105,728
	ProLogis	7,700	105,413
	Public Storage	2,100	171,045
	Simon Property Group, Inc.	4,599	367,024
	Ventas, Inc.	2,400	104,976
	Vornado Realty Trust	2,487	173,940

			1,901,342

Real Estate Management & Development — 0.0%	CB Richard Ellis Group, Inc. (a)	4,100	55,637

Road & Rail — 1.0%	Burlington Northern Santa Fe Corp.	4,366	430,575
	CSX Corp.	6,508	315,573
	Norfolk Southern Corp.	6,186	324,270
	Ryder System, Inc.	1,084	44,628
	Union Pacific Corp.	8,114	518,485

			1,633,531

Semiconductors & Semiconductor Equipment — 2.6%	Advanced Micro Devices, Inc. (a)	9,772	94,593
	Altera Corp.	4,447	100,636
	Analog Devices, Inc.	4,673	147,573
	Applied Materials, Inc.	21,162	294,998
	Broadcom Corp., Class A (a)	7,197	226,346
	Intel Corp.	89,688	1,829,635
	KLA-Tencor Corp.	2,800	101,248
	LSI Corp. (a)	10,496	63,081
	Linear Technology Corp.	3,764	114,953
	MEMC Electronic Materials, Inc. (a)	3,800	51,756
	Microchip Technology, Inc.	3,000	87,180
	Micron Technology, Inc. (a)	13,326	140,723
	National Semiconductor Corp.	3,508	53,883
	Novellus Systems, Inc. (a)	1,542	35,990
	Nvidia Corp. (a)	8,800	164,384
	Teradyne, Inc. (a)	2,638	28,306
	Texas Instruments, Inc.	20,071	523,050
	Xilinx, Inc.	4,413	110,590

			4,168,925

Software — 4.4%	Adobe Systems, Inc. (a)	8,660	318,515
	Autodesk, Inc. (a)	3,752	95,338
	BMC Software, Inc. (a)	3,101	124,350
	CA, Inc.	6,546	147,023
	Citrix Systems, Inc. (a)	2,929	121,876
	Compuware Corp. (a)	4,118	29,773
	Electronic Arts, Inc. (a)	5,200	92,300
	Intuit, Inc. (a)	5,286	162,333
	McAfee, Inc. (a)	2,500	101,425
	Microsoft Corp. (d)	125,486	3,826,068

BlackRock Variable Series Funds, Inc. — BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)
Industry	Common Stocks	Shares	Value

	Novell, Inc. (a)	5,682	$23,580
	Oracle Corp.	63,485	1,557,922
	Red Hat, Inc. (a)	3,200	98,880
	Salesforce.com, Inc. (a)	1,700	125,409
	Symantec Corp. (a)	13,530	242,052

			7,066,844

Specialty Retail — 1.9%	Abercrombie & Fitch Co., Class A	1,400	48,790
	AutoNation, Inc. (a)	1,583	30,314
	AutoZone, Inc. (a)	508	80,300
	Bed Bath & Beyond, Inc. (a)	4,348	167,963
	Best Buy Co., Inc.	5,418	213,794
	GameStop Corp., Class A (a)	2,600	57,044
	The Gap, Inc.	7,403	155,093
	Home Depot, Inc.	27,659	800,175
	Limited Brands, Inc.	4,579	88,100
	Lowe’s Cos., Inc.	23,622	552,519
	O’Reilly Automotive, Inc. (a)	2,200	83,864
	Office Depot, Inc. (a)	4,440	28,638
	RadioShack Corp.	2,083	40,619
	Ross Stores, Inc.	1,900	81,149
	The Sherwin-Williams Co.	1,566	96,544
	Staples, Inc.	11,692	287,506
	TJX Cos., Inc.	6,656	243,277
	Tiffany & Co.	1,947	83,721

			3,139,410

Textiles, Apparel & Luxury Goods — 0.5%	Coach, Inc.	5,300	193,609
	Nike, Inc., Class B	6,434	425,094
	Polo Ralph Lauren Corp.	1,000	80,980
	VF Corp.	1,408	103,122

			802,805

Thrifts & Mortgage Finance — 0.1%	Hudson City Bancorp, Inc.	8,400	115,332
	People’s United Financial, Inc.	5,900	98,530

			213,862

Tobacco — 1.5%	Altria Group, Inc.	33,689	661,315
	Lorillard, Inc.	2,500	200,575
	Philip Morris International, Inc.	30,989	1,493,360
	Reynolds American, Inc.	2,700	143,019

			2,498,269

Trading Companies & Distributors — 0.1%	Fastenal Co.	2,100	87,444
	W.W. Grainger, Inc.	1,121	108,546

			195,990

Wireless Telecommunication Services — 0.3%	American Tower Corp., Class A (a)	6,600	285,186
	MetroPCS Communications, Inc. (a)	4,200	32,046
	Sprint Nextel Corp. (a)	46,991	171,987

			489,219

	Total Long Term Investments (Cost — $105,702,048) — 99.9%		161,339,894

BlackRock Variable Series Funds, Inc. — BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)
		Shares	Value

	Short-Term Securities

	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (b)(e)	713,028	$713,028

		Beneficial Interest (000)

	BlackRock Liquidity Series, LLC Money Market Series, 0.29% (b)(e)(f)	$207	206,975

	Total Short-Term Securities (Cost — $920,003) — 0.6%		920,003

	Total Investments
	(Cost — $106,622,051*) — 100.5%		162,259,897
	Liabilities in Excess of Other Assets — (0.5)%		(816,777)

	Net Assets — 100.0%		$161,443,120

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$114,336,909

Gross unrealized appreciation	$61,862,771
Gross unrealized depreciation	(13,939,783)

Net unrealized appreciation	$47,922,988

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the
     Investment Company Act of 1940, were as follows:

	Purchase				Realized
Affiliate	Cost		Sale Cost		Loss	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$713,028	[1]	—		—	$5,263
BlackRock Liquidity Series, LLC Cash Sweep Series	—		$3,077,200	[2]	—	$3,289
BlackRock Liquidity Series, LLC Money Market Series	—		$133,525	[2]	—	$44,231
The PNC Financial Services Group, Inc.	$22,778		$297,173		$(265,760)	$7,343

[1]	Represents net purchase cost.

[2]	Represents net sale cost.

(c)	Security, or a portion of security, is on loan.

(d)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from securities loans.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2009 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Appreciation
15	S&P500 E-MINI	March 2010	$824,254	$8,771

BlackRock Variable Series Funds, Inc. — BlackRock S&P 500 Index V.I. Fund
Schedule of Investments December 31, 2009

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
     The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1
Long-Term Investments[1]	$161,339,894
Short-Term Securities	713,028

Total Level 1	162,052,922

Level 2 - Short-Term Securities	206,975
Level 3	—

Total	$162,259,897

[1]	See above Schedule of Investments for values in each industry.

Valuation	Other Financial
Inputs	Instruments[2]

Assets

Level 1	$8,771
Level 2	—
Level 3	—

Total	$8,771

[2]	Other financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS
To the Shareholders of BlackRock S&P 500 Index V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc:
We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of BlackRock S&P 500 Index V.I. Fund, (the “Fund”), one of the series constituting BlackRock Variable Series Funds, Inc. (the “Company”) as of December 31, 2009, and for the year then ended and have issued our report thereon dated February 23, 2010 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s schedule of investments in securities (the “Schedule”) as of December 31, 2009 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Company’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.
DELOITTE & TOUCHE LLP
Princeton, New Jersey
February 23, 2010

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies — Not Applicable

Item 8 —	Portfolio Managers of Closed-End Management Investment Companies — Not Applicable

Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers — Not Applicable

Item 10 —	Submission of Matters to a Vote of Security Holders — The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 —	Controls and Procedures

11(a) —	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule

30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) —	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 —	Exhibits attached hereto

12(a)(1) —	Code of Ethics — See Item 2

12(a)(2) —	Certifications — Attached hereto

12(a)(3) —	Not Applicable

12(b) —	Certifications — Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.
By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Variable Series Funds, Inc.
Date: April 9, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Variable Series Funds, Inc.
Date: April 9, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Variable Series Funds, Inc.
Date: April 9, 2010